                                                                   EXHIBIT 10.12


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                             PARTICIPATION AGREEMENT

                          Dated as of October 19, 2000

                                      among


                         LEXICON GENETICS INCORPORATED,
                  as the Construction Agent and as the Lessee,


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not individually, except as expressly
                 stated herein, but solely as the Owner Trustee
                          under the Lexi Trust 2000-1,


       THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
                    HERETO FROM TIME TO TIME, as the Holders,


       THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
                    HERETO FROM TIME TO TIME, as the Lenders,

                                       and


                              BANK OF AMERICA, N.A.
                          as the Agent for the Lenders
                     and, respecting the Security Documents,
                      as the Agent for the Secured Parties


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


                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----

SECTION 1A.  INITIAL LENDER AND INITIAL HOLDER...............................1

SECTION 1.  THE LOANS........................................................1

SECTION 2.  HOLDER ADVANCES..................................................2

SECTION 3.  SUMMARY OF TRANSACTIONS..........................................2
      3.1.  Operative Agreements.............................................2
      3.2.  Property Purchase................................................2
      3.3.  Construction of Improvements; Commencement of Basic Rent.........3

SECTION 4.  THE CLOSINGS.....................................................3
      4.1.  Initial Closing Date.............................................3
      4.2.  Initial Closing Date; Property Closing Dates; Acquisition
              Advances; Construction Advances................................3

SECTION 5.  FUNDING OF ADVANCES; CONDITIONS PRECEDENT; REPORTING
            REQUIREMENTS ON COMPLETION DATE;  THE LESSEE'S DELIVERY OF
            NOTICES; RESTRICTIONS ON LIENS...................................3
      5.1.  General..........................................................3
      5.2.  Procedures for Funding...........................................4
      5.3.  Conditions Precedent for  the Lessor, the Agent, the Lenders and
              the Holders Relating to the Initial Closing Date and the
              Advance of Funds for the Acquisition of a Property.............6
      5.4.  Conditions Precedent for the Lessor, the Agent, the Lenders and
              the Holders Relating to the Advance of Funds after the
              Acquisition Advance............................................12
      5.5.  Additional Reporting and Delivery Requirements on Completion Date
              and on Punch List Completion Date..............................14
      5.6.  The Construction Agent Delivery of Construction Budget
              Modifications..................................................14
      5.7.  Restrictions on Liens............................................15
      5.8.  Payments.........................................................15
      5.9.  Unilateral Right to Increase the Holder Commitments and the
              Lender Commitments.............................................15
      5.10  Collateral Account...............................................16
      5.11  Funding of Escrow Account for Punch List Items...................16
      5.12  Delayed Delivery of Construction Contracts and Plans and
              Specifications.................................................17
      5.13  Extension of Construction Period Termination Date................18
      5.14  Purchase and Sale Rights and Obligations to relinquish Interest in Properties..................................................18
      5.15  Limited Obligations regarding the Purchase Agreements............18
      5.16  Limitation on CD Collateral......................................19

SECTION 6.  REPRESENTATIONS AND WARRANTIES...................................19
      6.1.  Representations and Warranties of the Borrower...................19

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
      6.2.  Representations and Warranties of the Construction Agent and the
              Lessee.........................................................21

SECTION 7. PAYMENT OF CERTAIN EXPENSES.......................................29
      7.1.  Transaction Expenses.............................................29
      7.2.  Brokers' Fees....................................................30
      7.3.  Certain Fees and Expenses........................................30
      7.4.  Unused Fee.......................................................31
      7.5.  Administrative Fee...............................................31
      7.6.  Other Fees.......................................................31
      7.7.  Clarification regarding the Lessor's Payment Obligations Pursuant to Section 7...................................................31

SECTION 8.  OTHER COVENANTS AND AGREEMENTS...................................31
      8.1.  Cooperation with the Construction Agent or the Lessee............31
      8.2.  Covenants of the Owner Trustee and the Holders...................32
      8.3.  The Lessee Covenants, Consent and Acknowledgment.................33
      8.3A  Additional Affirmative Covenants of Lessee.......................37
      8.3B  Additional Negative Covenants of Lessee..........................41
      8.4.  Sharing of Certain Payments......................................44
      8.5.  Grant of Easements, etc..........................................44
      8.6.  Appointment by the Agent, the Lenders, the Holders and the Owner
              Trustee........................................................45
      8.7.  Collection and Allocation of Payments and Other Amounts..........45
      8.8.  Release of Properties, etc.......................................49

SECTION 9.  CREDIT AGREEMENT AND TRUST AGREEMENT.............................49
      9.1.  The Construction Agent's and the Lessee's Credit Agreement Rights49
      9.2.  The Construction Agent's and the Lessee's Trust Agreement Rights.50

SECTION 10.  TRANSFER OF INTEREST............................................51
      10.1. Restrictions on Transfer.........................................51
      10.2. Effect of Transfer...............................................51

SECTION 11.  INDEMNIFICATION.................................................52
      11.1. General Indemnity................................................52
      11.2. General Tax Indemnity............................................54
      11.3. Increased Costs, Illegality, etc.................................59
      11.4. Funding/Contribution Indemnity...................................60
      11.5. EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT
              LIABILITY, ETC.................................................61
      11.6. Additional Provisions Regarding Environmental Indemnification....61
      11.7. Additional Provisions Regarding Indemnification..................62
      11.8. Indemnifications Provided by the Owner Trustee in Favor of the
              Other Indemnified Persons......................................62

SECTION 12.  MISCELLANEOUS...................................................63
      12.1. Survival of Agreements...........................................63
      12.2. Notices..........................................................63
      12.3. Counterparts.....................................................64

      12.4. Terminations, Amendments, Waivers, Etc.; Unanimous Vote Matters..65
      12.5. Headings, etc....................................................67
      12.6. Parties in Interest..............................................67
      12.7. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL;
              VENUE..........................................................67
      12.8. Severability.....................................................68
      12.9. Liability Limited................................................68
      12.10.Rights of the Lessee.............................................69
      12.11.Further Assurances...............................................69
      12.12.Calculations under Operative Agreements..........................70
      12.13.Confidentiality..................................................70
      12.14.Financial Reporting/Tax Characterization.........................70
      12.15.Set-off..........................................................70



SCHEDULES

Schedule 6.1(z) --  Brokers' Fees
Schedule 8.3B(a)(ii) --  Indebtedness

EXHIBITS

A - Form of Requisition - Sections 4.2, 5.2, 5.3 and 5.4

B - [reserved]

C - Form of Officer's Certificate - Section 5.3(z)

D- Form of Secretary's Certificate - Section 5.3(aa)

E - Form of Officer's Certificate - Section 5.3(bb)

F - Form of Secretary's Certificate - Section 5.3(cc)

G - [reserved]

H - [reserved]

I - Form of Officer's Certificate - Section 5.5

J - Description of Material Litigation - Section 6.2(d)

K - Interest Rate/Holder Yield Selection Notice - Section 8.3(r)

L - Form of Officer's Certificate as to Borrowing Base - Section 5.10(c)

M - Form of Officer's Certificate as to Financial Covenant - Section
    8.3A(a)(iii)

Appendix A - Rules of Usage and Definitions

                             PARTICIPATION AGREEMENT


        THIS PARTICIPATION AGREEMENT dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Agreement") is by and among LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Lessee" or the "Construction Agent"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as the Owner Trustee under the Lexi Trust 2000-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties hereto from time to time as holders of certificates issued with respect to the Lexi Trust 2000-1 (subject to the definition of Holders in Appendix A hereto, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties hereto from time to time as lenders (subject to the definition of Lenders in Appendix A hereto, individually, a "Lender" and collectively, the "Lenders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Secured Parties (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.

        In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                 SECTION 1A. INITIAL LENDER AND INITIAL HOLDER.

        Notwithstanding the various references in the Operative Agreements to multiple Lenders and multiple Holders, Bank of America, N.A. is the only Lender and the only Holder as of the date of this Agreement. Additional Lenders and additional Holders may become parties to the Operative Agreements subsequent to the date hereof pursuant to the assignment provisions set forth in the applicable Operative Agreements.


                              SECTION 1. THE LOANS.

        Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, the Lenders have agreed to make Loans to the Lessor from time to time in an aggregate principal amount of up to the aggregate amount of the Commitments of the Lenders in order for the Lessor to acquire the Properties and certain Improvements, to develop and construct certain Improvements in accordance with the Agency Agreement and the terms and provisions hereof and for the other purposes described herein, and in consideration of the receipt of proceeds of the Loans, the Lessor will issue the Notes. The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement. Pursuant to Section 5 of this Agreement and Section 2 of the Credit Agreement, the Loans will be made to the Lessor from time to time at the request of the Construction Agent in consideration for the

Construction Agent agreeing, for the benefit of the Lessor, pursuant to the Agency Agreement, to acquire the Properties, to acquire the Equipment, to construct certain Improvements and to cause the Lessee to lease the Properties, each in accordance with the Agency Agreement and the other Operative Agreements. The Loans and the obligations of the Lessor under the Credit Agreement shall be secured by the Collateral.


                           SECTION 2. HOLDER ADVANCES.

        Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on each date Advances are requested to be made in accordance with Section 5 hereof, each Holder shall make a Holder Advance on a pro rata basis to the Lessor with respect to the Lexi Trust 2000-1 based on its Holder Commitment in an amount in immediately available funds such that the aggregate of all Holder Advances on such date shall be four and one-half percent (4.5%) of the amount of the Requested Funds on such date; provided, that no Holder shall be obligated for any Holder Advance in excess of its pro rata share of the Available Holder Commitment. The aggregate amount of Holder Advances shall be up to the aggregate amount of the Holder Commitments. No prepayment or any other payment with respect to any Advance shall be permitted such that the Holder Advance with respect to such Advance is less than four and one-half percent (4.5%) of the outstanding amount of such Advance, except in connection with termination or expiration of the Term or in connection with the exercise of remedies relating to the occurrence of a Lease Event of Default. The representations, warranties, covenants and agreements of the Holders herein and in the other Operative Agreements are several, and not joint or joint and several. The Holder Advances and the obligations of the Lessor under the Trust Agreement shall be secured by the Collateral.

                       SECTION 3. SUMMARY OF TRANSACTIONS.

        3.1.   OPERATIVE AGREEMENTS.

        On the date hereof, each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Lease, each applicable Ground Lease, the Agency Agreement, the Credit Agreement, the Notes, the Trust Agreement, the Certificates, the Security Agreement, the Collateral Agreement, the Control Agreement, each applicable Mortgage Instrument and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

        3.2.   PROPERTY PURCHASE.

        On each Property Closing Date and subject to the terms and conditions of this Agreement (a) the Holders will each make a Holder Advance in accordance with Sections 2 and 5 of this Agreement and the terms and provisions of the Trust Agreement, (b) the Lenders will each make Loans in accordance with Sections 1 and 5 of this Agreement and the terms and provisions of the Credit Agreement, (c) the Lessor will purchase and acquire good and indefeasible title to or ground lease pursuant to a Ground Lease, the applicable Property, each to be within an Approved

State, identified by the Construction Agent, in each case pursuant to a Deed, Bill of Sale or Ground Lease, as the case may be, and grant the Agent a lien on such Property by execution of the required Security Documents, (d) the Agent, the Lessee and the Lessor shall execute and deliver a Lease Supplement relating to such Property and (e) the Basic Term shall commence with respect to such Property.

        3.3.   CONSTRUCTION OF IMPROVEMENTS; COMMENCEMENT OF BASIC RENT.

        Construction Advances will be made with respect to particular Improvements to be constructed and with respect to ongoing Work regarding the Equipment and construction of particular Improvements, in each case, pursuant to the terms and conditions of this Agreement and the Agency Agreement. The Construction Agent will act as a construction agent on behalf of the Lessor respecting the Work regarding the Equipment, the construction of such Improvements and the expenditures of the Construction Advances related to the foregoing. The Construction Agent shall promptly notify the Lessor upon Completion of the Improvements and the Lessee shall commence to pay Basic Rent as of the Rent Commencement Date.


                            SECTION 4. THE CLOSINGS.

        4.1.   INITIAL CLOSING DATE.

        All documents and instruments required to be delivered on the Initial Closing Date shall be delivered at the offices of Moore & Van Allen, PLLC, Charlotte, North Carolina, or at such other location as may be determined by the Lessor, the Agent and the Lessee; provided, however, the Construction Agent and the Lessee reserve the right to close in escrow rather than physically attending a closing outside of the State of Texas.

        4.2. INITIAL CLOSING DATE; PROPERTY CLOSING DATES; ACQUISITION ADVANCES; CONSTRUCTION ADVANCES.

        The Construction Agent shall deliver to the Agent a requisition (a "Requisition"), in the form attached hereto as Exhibit A or in such other form as is satisfactory to the Agent, in its reasonable discretion, in connection with (a) the Transaction Expenses and other fees, expenses and disbursements payable, pursuant to Section 7.1, by the Lessor and (b) each Acquisition Advance pursuant to Section 5.3 and (c) each Construction Advance pursuant to Section 5.4

              SECTION 5. FUNDING OF ADVANCES; CONDITIONS PRECEDENT;
                   REPORTING REQUIREMENTS ON COMPLETION DATE;
            THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON LIENS.

        5.1.   GENERAL.

               (a) To the extent funds have been advanced to the Lessor as Loans by the Lenders and to the Lessor as Holder Advances by the Holders, the Lessor will use such funds from time to time in accordance with the terms and conditions of this Agreement and the other Operative Agreements (i) at the direction of the Construction Agent to acquire the Properties in accordance with the terms of this Agreement, the Agency Agreement and the other Operative Agreements, (ii) to make Advances to the Construction Agent to permit the acquisition, testing, engineering, installation, development, construction, modification, design, and renovation, as applicable, of the Improvements (or components thereof) in accordance with the terms of the Agency Agreement and the other Operative Agreements, and (iii) to pay the Lessor Funding Obligations.

               (b) In lieu of the payment of interest on the Loans and Holder Yield on the Holder Advances on any Scheduled Interest Payment Date with respect to any Property during the period prior to the Rent Commencement Date with respect to such Property and subject to Section
        5.9 and until such time as a Default or an Event of Default shall have occurred and be continuing, (i) each Lender's Loan shall automatically be increased by the amount of interest accrued and unpaid on such Loan for such period (except to the extent that at any time such increase would cause such Lender's Loan to exceed such Lender's Available Commitment, in which case the Lessee shall pay such excess amount to such Lender in immediately available funds on the date such Lender's Available Commitment was exceeded), and (ii) each Holder's Holder Advance shall automatically be increased by the amount of Holder Yield accrued and unpaid on such Holder Advance for such period (except to the extent that at any time such increase would cause the Holder Advance of such Holder to exceed such Holder's Available Holder Commitment, in which case the Lessee shall pay such excess amount to such Holder in immediately available funds on the date the Available Holder Commitment of such Holder was exceeded). Such increases in a Lender's Loan and a Holder's Holder Advance shall occur without any disbursement of funds by any Person.

        5.2.   PROCEDURES FOR FUNDING.

               (a) The Construction Agent shall designate the date for Advances hereunder in accordance with the terms and provisions hereof; provided, however, it is understood and agreed that no more than two (2) Advances (excluding any conversion and/or continuation of any Loan or Holder Advance) may be requested during any calendar month and no such designation from the Construction Agent is required for funding of any Lessor Funding Obligation payable in favor of or for the benefit of one or more Financing Parties. Not less than (i) three (3) Business Days prior to the date that the first Advance is requested hereunder and (ii) three (3) Business Days prior to the date on which any subsequent Acquisition Advance or Construction Advance is to be made, the Construction Agent shall deliver to the Agent, (A) with respect to the date that the first Advance is requested hereunder and each subsequent Acquisition Advance, a Requisition as described in Section 4.2 hereof (including without limitation a legal description of the Land, if any, a schedule of the Improvements, if any, and a schedule of the Equipment, if any, acquired or to be acquired on such date, and a schedule of the Work, if any, to be performed, each of the foregoing in a form reasonably acceptable to the Agent) and (B) with respect to each Construction Advance, a Requisition identifying (among other things) the Property to which such Construction Advance relates.

               (b) Each Requisition shall: (i) be irrevocable, (ii) request funds in an amount that is not in excess of the total aggregate of the Available Commitments plus the Available Holder Commitments at such time, and (iii) request that the Holders make Holder Advances and that the Lenders make Loans to the Lessor for the payment of Transaction Expenses, Property Acquisition Costs (in the case of an Acquisition Advance) or other Property Costs (in the case of a Construction Advance) that have previously been incurred or are to be incurred on the date of such Advance to the extent such were not subject to a prior Requisition, in each case as specified in the Requisition; provided, notwithstanding the foregoing, the anticipated final Requisition with regard to each Property shall be submitted for the purposes described in Section 5.11.

               (c) Subject to the satisfaction of the conditions precedent set forth in Sections 5.3 or 5.4 (except that satisfaction of such conditions precedent shall not be required to fund any Lessor Funding Obligation payable in favor of or for the benefit of one or more Financing Parties or Persons, excluding the Lessee and the Construction Agent, working on behalf of one or more Financing Parties), as applicable, on each Property Closing Date or the date on which the Construction Advance is to be made, as applicable, (i) the Lenders shall make Loans based on their respective Lender Commitments to the Lessor in an aggregate amount equal to (A) ninety-five and one-half percent (95.5%) of (B)(1) the Requested Funds specified in any Requisition plus
        (2) any portion of the Lessor Funding Obligations not otherwise included in such Requisition, unless any such funding of any Lessor Funding Obligation not otherwise included in such Requisition is declined in writing by the Majority Secured Parties (such decision to be in the sole discretion of the Majority Secured Parties) ratably between the Tranche A Lenders and the Tranche B Lenders with the Tranche A Lenders funding eighty-six and thirty-one one hundredths percent (86.31%) of the sum of the Requested Funds plus such portion of the Lessor Funding Obligations not otherwise included in the applicable Requisition and the Tranche B Lenders funding nine and nineteen one-hundredths percent (9.19%) of the Requested Funds plus such portion of the Lessor Funding Obligations not otherwise included in the applicable Requisition), up to an aggregate principal amount equal to the aggregate of the Available Commitments,
        (ii) the Holders shall make Holder Advances based on their respective Holder Commitments in an aggregate amount equal to (A) four and one-half percent (4.5%) of (B)(1) the Requested Funds specified in such Requisition plus (2) any portion of the Lessor Funding Obligations not otherwise included in such Requisition, unless any such funding of any Lessor Funding Obligation not otherwise included in such Requisition is declined in writing by the Majority Secured Parties (such decision to be in the sole discretion of the Majority Secured Parties), up to the aggregate advanced amount equal to the aggregate of the Available Holder Commitments and (iii) the total amount of such Loans and Holder Advances made on such date shall (x) be used by the Lessor to pay Property Costs including Transaction Expenses within three (3) Business Days of the receipt by the Lessor of such Advance or (y) be advanced by the Lessor on the date of such Advance to the Construction Agent or the Lessee to pay Property Costs, as applicable. Notwithstanding that the Operative Agreements state that Advances shall be directed to the Lessor, each Advance shall in fact be directed to the Construction Agent (for the benefit of the Lessor) and applied by the Construction Agent

        (for the benefit of the Lessor) pursuant to the Operative Agreements.

               (d) With respect to an Advance obtained by the Lessor to pay for Property Costs (including, without limitation, the Lessor Funding Obligations) and not expended by the Lessor for such purpose on the date of such Advance, such amounts shall be held by the Agent until the applicable closing date or payment date or, if such closing date or payment date does not occur within three (3) Business Days of the date of the Agent's receipt of such Advance, shall be applied regarding the applicable Advance to repay the Lenders and the Holders and, subject to the terms hereof, and of the Credit Agreement and the Trust Agreement, shall remain available for future Advances; provided, the foregoing is subject to the provisions of Section 5.11. Any such amounts held by the Agent (including amounts described in Section 5.11) shall be subject to the lien of the Security Agreement and shall accrue interest and Holder Yield from the date any such amount is advanced to the Agent.

               (e) All Operative Agreements which are to be delivered to the Lessor, the Agent, the Lenders or the Holders shall be delivered to the Agent, on behalf of the Lessor, the Agent, the Lenders or the Holders, and such items (except for Notes, Certificates, Bills of Sale, the Ground Leases and chattel paper originals, with respect to which in each case there shall be only one original) shall be delivered with originals sufficient for the Lessor, the Agent, each Lender and each Holder. All other items which are to be delivered to the Lessor, the Agent, the Lenders or the Holders shall be delivered to the Agent, on behalf of the Lessor, the Agent, the Lenders or the Holders, and such other items shall be held by the Agent. To the extent any such other items are requested in writing from time to time by the Lessor, any Lender or any Holder, the Agent shall provide a copy of such item to the party requesting it.

               (f) Notwithstanding the completion of any closing under this Agreement pursuant to Sections 5.3 or 5.4, but subject to Section 5.12, each condition precedent in connection with any such closing may be subsequently enforced by the Agent (unless such has been expressly waived in writing by the Agent).

        5.3. CONDITIONS PRECEDENT FOR THE LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS RELATING TO THE INITIAL CLOSING DATE AND THE ADVANCE OF FUNDS FOR THE ACQUISITION OF A PROPERTY.

        The obligations (i) on the Initial Closing Date of the Lessor, the Agent, the Lenders and the Holders to enter into the transactions contemplated by this Agreement, including without limitation the obligation to execute and deliver the applicable Operative Agreements to which each is a party on the Initial Closing Date, (ii) on the Initial Closing Date of the Holders to make Holder Advances, and of the Lenders to make Loans in order to pay the Lessor Funding Obligations payable on the Initial Closing Date and (iii) on a Property Closing Date for the purpose of providing funds to the Lessor necessary to pay the Lessor Funding Obligations and to acquire or ground lease a Property payable on such Property Closing Date (an "Acquisition Advance"), in each case (with regard to the foregoing Sections 5.3(i), (ii) and (iii)) are subject to the satisfaction or waiver of the following conditions precedent on or prior to the Initial Closing

Date or the applicable Property Closing Date, as the case may be (except that satisfaction of such conditions precedent shall not be required to fund any Lessor Funding Obligation payable in favor of or for the benefit of one or more Financing Parties or Persons, excluding the Lessee and the Construction Agent, working on behalf of one or more Financing Parties; provided, notwithstanding the foregoing, the Majority Secured Parties may elect, in the sole discretion of the Majority Secured Parties, not to fund any Lessor Funding Obligation if and to the extent all conditions precedent are not satisfied for such funding); provided that, to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent, in its reasonable discretion; and provided further that, notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.3 which are required to be performed by such party:

               (a) the correctness of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and each certificate delivered pursuant to any Operative Agreement on each such date;

               (b) the performance by the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to each such date;

               (c) the Agent shall have received a fully executed counterpart copy of the applicable Requisition, appropriately completed;

               (d) title to each such Property shall conform to the representations and warranties set forth in Section 6.2(l) hereof;

               (e) the Construction Agent shall have delivered to the Agent a good standing certificate for the Construction Agent in the state where each such Property is located, the Deed with respect to the Land and existing Improvements (if any), a copy of the Ground Lease (if any), and a copy of the Bill of Sale with respect to the Equipment (if any), respecting such of the foregoing as are being acquired or ground leased on each such date with the proceeds of the Loans and Holder Advances or which have been previously acquired or ground leased with the proceeds of the Loans and Holder Advances and such Land, existing Improvements (if any) and Equipment (if any) shall be located in an Approved State;

               (f) there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Advance requested by each such Requisition;

               (g) as of the Property Closing Date for each Property, the Construction Agent shall have delivered to the Agent title insurance commitments to issue policies respecting each such Property in an amount at least equal to (i) the maximum total Property Cost indicated by the Construction Budget referenced in Section 5.3(r) or
        (ii) with respect to any Existing Structure or Property for which construction is complete as of such date, the amount of the Acquisition Advance requested therefor in the applicable Requisition, in each case with such endorsements as the Agent deems necessary, provided same are obtainable in the applicable state, in favor of the Lessor and the Agent from a title insurance company reasonably acceptable to the Agent, but only with such title exceptions thereto as are acceptable to the Agent;

               (h) the Construction Agent shall have delivered to the Agent an environmental site assessment respecting each such Property prepared by an independent recognized professional acceptable to the Agent and evidencing no pre-existing environmental condition with respect to which there is more than a remote risk of loss;

               (i) the Construction Agent shall have delivered to the Agent a survey (with a flood hazard certification) respecting each such Property prepared (i) by an independent recognized professional acceptable to the Agent and (ii) in a manner and including such information as is reasonably required by the Agent;

               (j) unless such an opinion has previously been delivered with respect to a particular state, the Construction Agent shall have caused to be delivered to the Agent a legal opinion in such form as is acceptable to the Agent with respect to local law real property issues respecting the state in which each such Property is located addressed to the Lessor, the Agent, the Lenders and the Holders, from counsel located in the state where each such Property is located, prepared by counsel acceptable to the Agent and a separate flood hazard certificate respecting each such Property prepared by an independent recognized professional acceptable to the Agent;

               (k) the Agent shall be satisfied that the acquisition, ground leasing and/or holding of each such Property and the execution of the Mortgage Instrument and the other Security Documents will not result in a Material Adverse Effect;

               (l) the Construction Agent shall have delivered to the Agent invoices (or copies thereof) for, or other reasonably satisfactory evidence of, the various Transaction Expenses and other fees, expenses and disbursements referenced in Section 7 of this Agreement, as appropriate;

               (m) the Construction Agent shall have caused to be delivered to the Agent a Mortgage Instrument (in such form as is acceptable to the Agent, with revisions as necessary to conform to applicable state law), Lessor Financing Statements and Lender Financing Statements respecting each such Property, all fully executed and in recordable form;

               (n) the Lessee shall have delivered to the Agent with respect to each such Property a Lease Supplement and a memorandum (or short form lease) regarding the Lease and such Lease Supplement (such memorandum or short form lease to be in the form attached to the Lease as Exhibit B or in such other form as is acceptable to the

        Agent, with modifications as necessary to conform to applicable state law, and in form suitable for recording);

               (o) with respect to each Acquisition Advance, the sum of the Available Commitment plus the Available Holder Commitment (after deducting the Unfunded Amount, if any, and after giving effect to the Acquisition Advance) will be sufficient to pay all amounts payable therefrom;

               (p) if any such Property is subject to a Ground Lease, the Construction Agent shall have caused a lease memorandum (or short form lease) to be delivered to the Agent for such Ground Lease and, if requested by the Agent, a landlord waiver and a mortgagee waiver (in each case, in such form as is acceptable to the Agent);

               (q) counsel (acceptable to the Agent) for the ground lessor of each such Property subject to a Ground Lease shall have issued to the Lessor, the Agent, the Lenders and the Holders, its opinion;

               (r) the Construction Agent shall have delivered to the Agent a preliminary Construction Budget for each such Property, if applicable;

               (s) the Construction Agent shall have provided evidence to the Agent of insurance with respect to each such Property as provided in the Lease;

               (t) as of the Property Closing Date regarding each Property, the Construction Agent shall have caused an Appraisal or Appraisals, as the case may be, regarding each such Property (showing an aggregate "as built" appraised value for each such Property equal to at least 80% of the budgeted Property Cost for such Property) to be provided to the Agent from an appraiser selected by the Agent;

               (u) the Construction Agent shall cause (i) Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding the Lessee to be conducted (and copies thereof to be delivered to the Agent) in such jurisdictions as determined by the Agent by a nationally recognized search company acceptable to the Agent and (ii) the liens referenced in such lien searches which are objectionable to the Agent to be either removed or otherwise handled in a manner satisfactory to the Agent;

               (v) all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements and/or documents related thereto shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent;

               (w) in the opinion of the Agent and its respective counsel, the transactions contemplated by the Operative Agreements do not and will not subject the Lessor, the Lenders, the Agent or the Holders to any adverse regulatory prohibitions, constraints, penalties or fines;

               (x) each of the Operative Agreements to be entered into on such date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, and the Agent shall have received a fully executed copy of each of the Operative Agreements;

               (y) since the date of the most recent audited financial statements of the Lessee, (as delivered pursuant to the requirements of (i) with respect to the Initial Closing Date, Section 5.3(gg) and (ii) with respect to any subsequent date, Section 8.3A(a)(i), there shall not have occurred any event, condition or state of facts which shall have or could reasonably be expected to have a Material Adverse Effect, other than as specifically contemplated by the Operative Agreements;

               (z) as of the Initial Closing Date only, the Agent shall have received an Officer's Certificate, dated as of the Initial Closing Date, of the Lessee in the form attached hereto as Exhibit C or in such other form as is acceptable to the Agent stating that (i) each and every representation and warranty of the Lessee contained in the Operative Agreements to which it is a party is true and correct on and as of the Initial Closing Date; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement; (iii) each Operative Agreement to which the Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Initial Closing Date;

               (aa) as of the Initial Closing Date only, the Agent shall have received (i) a certificate of the Secretary or an Assistant Secretary of the Lessee, dated as of the Initial Closing Date, in the form attached hereto as Exhibit D or in such other form as is acceptable to the Agent attaching and certifying as to (1) the resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Lessee of each of the Operative Agreements to which it is or will be a party, (2) its articles of incorporation certified as of a recent date by the Secretary of State of its state of incorporation and its by-laws and (3) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is or will be a party and (ii) a good standing certificate (or local equivalent) from the appropriate office of the respective states where the Lessee is incorporated and where the principal place of business of the Lessee is located as to its good standing in each such state. To the extent the Lessee is a partnership, a limited liability company or is otherwise organized, such Person shall deliver to the Agent (in form and substance satisfactory to the Agent) as of the Initial Closing Date (A) a certificate regarding such Person and any corporate general partners covering the matters described in Exhibit D and (B) a good standing certificate, a certificate of limited partnership or a local equivalent of either of the foregoing, as applicable;

               (bb) as of the Initial Closing Date only, the Agent shall have received an Officer's Certificate of the Lessor dated as of the Initial Closing Date in the form attached hereto as Exhibit E or in such other form as is acceptable to the Agent, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Agreements to which it is a party is true and correct on and as of the Initial Closing Date, (ii) each Operative Agreement to which the Lessor is a party is in full force and effect with respect to it and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Initial Closing Date;

               (cc) as of the Initial Closing Date only, the Agent shall have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trust Company in the form attached hereto as Exhibit F or in such other form as is acceptable to the Agent, attaching and certifying as to (A) the signing resolutions duly authorizing the execution, delivery and performance by the Lessor of each of the Operative Agreements to which it is or will be a party,
        (B) its articles of association or other equivalent charter documents and its by-laws, as the case may be, certified as of a recent date by an appropriate officer of the Trust Company and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the Office of the Comptroller of the Currency;

               (dd) as of the Initial Closing Date only, counsel for the Lessor acceptable to the Agent shall have issued to the Lessee, the Holders, the Lenders and the Agent its opinion in such form as is reasonably acceptable to the Agent;

               (ee) as of the Initial Closing Date only, the Construction Agent shall have caused to be delivered to the Agent a legal opinion in such form as is acceptable to the Agent, addressed to the Lessor, the Agent, the Lenders and the Holders, from counsel acceptable to the Agent;

               (ff) the Construction Agent shall have deposited Securities Collateral into the Collateral Account in a sufficient amount so that after giving effect to the requested Advance the Construction Agent is in compliance with Section 5.10 hereof;

               (gg) as of the Initial Closing Date only, the Lessee shall have delivered the financial statements referred to in Section 8.3A(a)(ii) as of the most recently ended fiscal quarter of the Lessee and preceding the Initial Closing date; and

               (hh) as of the Property Closing Date regarding each Property for which Completion has not occurred as of the Property Closing Date therefor, the Construction Agent shall have caused to be delivered to the Agent (subject to Section 5.12) the Construction Contract with respect to such Property and such Construction Contract shall be a guaranteed maximum price contract with a contractor (i) presenting a payment and performance bond in an amount equal to the Construction Budget for such Property and (ii) otherwise reasonably acceptable to the Agent, the Lenders and the Holders in their sole discretion.

        5.4. CONDITIONS PRECEDENT FOR THE LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS RELATING TO THE ADVANCE OF FUNDS AFTER THE ACQUISITION ADVANCE.

        The obligations of the Holders to make Holder Advances, and the Lenders to make Loans in connection with all requests for Advances subsequent to the acquisition of a Property and to pay the Lessor Funding Obligations, in each case payable on such date, are subject to the satisfaction or waiver of the following conditions precedent on the applicable date (except that satisfaction of such conditions precedent shall not be required to fund any Lessor Funding Obligation payable in favor of or for the benefit of one or more Financing Parties or Persons, excluding the Lessee and the Construction Agent, working on behalf of one or more Financing Parties; provided that, notwithstanding the foregoing, the Majority Secured parties may elect, in the sole discretion of the Majority Secured Parties, not to fund any Lessor Funding Obligation if and to the extent all conditions precedent are not satisfied for such funding); provided that, to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent, in its reasonable discretion; and provided further that, notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.4 which are required to be performed by such party:

               (a) the correctness on such date of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and in each certificate delivered pursuant to any Operative Agreement;

               (b) the performance by the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to each such date;

               (c) the Agent shall have received a fully executed counterpart of the Requisition, appropriately completed;

               (d) based upon the applicable Construction Budget which shall satisfy the requirements of this Agreement and the Agency Agreement, the Available Commitments and the Available Holder Commitment (after deducting the Unfunded Amount) will be sufficient to complete the Improvements;

               (e) there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Construction Advance requested by the applicable Requisition;

               (f) the title insurance policy delivered in connection with the requirements of Section 5.3(g) shall provide for (or shall be endorsed to provide for) insurance in an amount at least equal to (i) the maximum total Property Cost indicated by the Construction Budget referred to in subparagraph (d) above or (ii) with respect to an Existing Structure or Property for which construction is complete as of such date, the amount provided therefor in Section 5.3(g), and there shall be no change in record title or the exceptions thereto objectionable to the Agent;

               (g) subject to Section 5.12, the Construction Agent shall have delivered to the Agent copies of the Plans and Specifications for the applicable Improvements;

               (h) the Construction Agent shall have delivered to the Agent invoices (or copies thereof) for, or other reasonably satisfactory evidence of, any Lessor Funding Obligations that the Construction Agent desires to be paid with the Advance;

               (i) the Construction Agent shall have delivered, or caused to be delivered to the Agent, invoices, Bills of Sale or other documents acceptable to the Agent, in each case with regard to any Equipment or other components of such Property then being acquired with the proceeds of the Loans and Holder Advances and naming the Lessor as purchaser and transferee;

               (j) all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent;

               (k) since the date of the most recent audited financial statements of the Lessee (as delivered pursuant to the requirements of Section 8.3A(a)(i)), there shall not have occurred any event, condition or state of facts which shall have or could reasonably be expected to have a Material Adverse Effect, other than as specifically contemplated by the Operative Agreements; and

               (l) in the opinion of the Agent and its counsel, the transactions contemplated by the Operative Agreements do not and will not subject the Lessor, the Lenders, the Agent or the Holders to any adverse regulatory prohibitions, constraints, penalties or fines.

               (m) the Construction Agent shall have deposited Securities Collateral into the Collateral Account in a sufficient amount so that after giving effect to the requested Advance the Construction Agent is in compliance with Section 5.10 hereof.

               (n) prior to any Construction Advance for a Property for which Completion has not occurred as of the Property Closing Date therefor, the Construction Agent shall have caused to be delivered to the Agent (subject to Section 5.12) the Construction Contract with respect to such Property and such Construction Contract shall be a guaranteed maximum price contract with a contractor (i) presenting a payment and performance bond in an amount equal to the Construction Budget for such Property and (ii) otherwise reasonably acceptable to the Agent, the Lenders and the Holders in their sole discretion.

        5.5. ADDITIONAL REPORTING AND DELIVERY REQUIREMENTS ON COMPLETION DATE AND ON PUNCH LIST COMPLETION DATE.

               (a) On or prior to the Completion Date for each Property, the Construction Agent shall deliver to the Agent an Officer's Certificate in the form attached hereto as Exhibit I-1 or in such other form as is acceptable to the Agent specifying (i) the address for such Property,
        (ii) the Completion Date for such Property, (iii) the aggregate Property Cost for such Property, (iv) detailed, itemized documentation supporting the asserted Property Cost figures and (v) that all representations and warranties of the Construction Agent and Lessee in each of the Operative Agreements and each certificate delivered pursuant thereto are true and correct as of the Completion Date. The Agent shall have the right to contest the information contained in such Officer's Certificate.

               (b) On or prior to the Punch List Completion Date for each Property, the Construction Agent shall deliver to the Agent an Officer's Certificate in the form attached hereto as Exhibit I-2 or in such other form as is acceptable to the Agent specifying (i) the address for such Property, (ii) the Punch List Completion Date for such Property, (iii) the aggregate Property Cost for such Property, (iv) detailed, itemized documentation supporting the asserted Property Cost figures (regarding such components of Property Cost not previously referenced in the Officer's Certificate delivered pursuant to Section 5.5(a)) and (v) that all representations and warranties of the Construction Agent and Lessee in each of the Operative Agreements and each certificate delivered pursuant thereto are true and correct as of the Punch List Completion Date. The Agent shall have the right to contest the information contained in such Officer's Certificate. Furthermore, on or prior to the Punch List Completion Date for each Property, the Construction Agent shall deliver or cause to be delivered to the Agent (unless previously delivered to the Agent) originals of the following, each of which shall be in form and substance acceptable to the Agent, in its reasonable discretion: (w) to the extent obtainable in the state where such Property is located, a title insurance endorsement regarding the title insurance policy delivered in connection with the requirements of
        Section 5.3(g), but only to the extent such endorsement is necessary to provide for insurance in an amount at least equal to eighty percent (80%) of the maximum total Property Cost and, if endorsed, the endorsement shall not include a title change or exception objectionable to the Agent in its reasonable discretion; (x) an as-built survey for such Property, (y) insurance certificates respecting such Property as required hereunder and under the Lease Agreement, and (z) if requested by the Agent, amendments to the Lessor Financing Statements executed by the appropriate parties. In addition, on the Punch List Completion Date for such Property the Construction Agent covenants and agrees that the recording fees, documentary stamp taxes or similar amounts required to be paid in connection with the related Mortgage Instrument shall be paid in an amount required by applicable law, subject, however, to the obligations of the Lenders and the Holders to fund such costs to the extent required pursuant to Section 7.1.

        5.6.   THE CONSTRUCTION AGENT DELIVERY OF CONSTRUCTION BUDGET
               MODIFICATIONS.

        The Construction Agent covenants and agrees to deliver to the Agent each month notification of any modification to any Construction Budget regarding any Property if such modification, when aggregated with all other modifications to such Construction Budget, evidences a cost increase of $100,000 or more or with respect to which the Available Commitments and the Available Holder Commitments (after deducting the Unfunded Amount) will be insufficient to complete the Improvements in accordance with the terms of the Agency Agreement); provided no Construction Budget may be increased unless (a) the title insurance policies referenced in Section 5.3(g) are also modified or endorsed, if necessary, to provide for insurance in an amount that satisfies the requirements of Section 5.4(f) of this Agreement and (b) after giving effect to any such amendment, the Construction Budget remains in compliance with the requirements of Section 5.4(d) of this Agreement.

        5.7.   RESTRICTIONS ON LIENS.

        On each Property Closing Date, the Construction Agent shall cause each Property acquired by the Lessor on such date to be free and clear of all Liens except those referenced in Sections 6.2(r)(i) and 6.2(r)(ii). On each date a Property is either sold to a third party in accordance with the terms of the Operative Agreements or, pursuant to Section 22.1(a) of the Lease Agreement, retained by the Lessor, the Lessee shall cause such Property to be free and clear of all Liens (other than Lessor Liens, such other Liens that are expressly set forth as title exceptions on the title commitment issued under Section 5.3(g) with respect to such Property, to the extent such title commitment has been approved by the Agent, Liens incurred in accordance with Section 8.5 and inchoate tax Liens subject to pro ration where the Lessee is responsible for such tax Liens prior to the date of such sale to a third party or retention by the Lessor).

        5.8.   PAYMENTS.

        All payments of principal, interest, Holder Advances, Holder Yield and other amounts to be made by the Construction Agent or the Lessee under this Agreement or any other Operative Agreements (excluding Excepted Payments which shall be paid directly to the party to whom such payments are owed) shall be made to the Agent at the office designated by the Agent from time to time in Dollars and in immediately available funds, without setoff, deduction, or counterclaim. Subject to the definition of "Interest Period" in Appendix A attached hereto, whenever any payment under this Agreement or any other Operative Agreements shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest, Holder Yield and fees payable pursuant to the Operative Agreements, as applicable and as the case may be.

        5.9. UNILATERAL RIGHT TO INCREASE THE HOLDER COMMITMENTS AND THE LENDER COMMITMENTS.

        Notwithstanding any other provision of any Operative Agreement or any objection by any Person (including without limitation any objection by the Lessee), (a) after an increase in the Holder Commitments has been approved by the Majority Secured Parties, each Holder, in its sole discretion, may unilaterally elect to increase its Holder Commitment in order to fund the Lessor Funding Obligations and (b) after an increase in the Lender Commitments has been approved by the Majority Secured Parties, each Lender, in its sole discretion, may unilaterally elect to increase its Lender Commitment in order to fund the Lessor Funding Obligations.

        5.10   COLLATERAL ACCOUNT.

               (a) General. On the date of each Advance, the Lessee shall pledge to the Agent as security for the obligations of the Lessee and the Construction Agent under the Operative Agreements, by delivery to the Securities Intermediary or by otherwise depositing into the Collateral Account, Securities Collateral in an amount such that the Margin Base after such pledge or deposit on such date is equal to or greater than the aggregate Property Cost for all Properties.

                (b) Maintenance of Borrowing Base. On and as of the last day of each fiscal quarter of the Lessee, the Lessee shall maintain Class A Collateral represented by U.S. dollar denominated certificates of deposit of Bank of America, N.A. in accordance with the standard described in subsection (ii) below and shall furnish to the Agent an Officer's Certificate in the form of Exhibit L: (i) setting forth (A) the Lessee's calculation, in reasonable detail, of the Borrowing Base as of such date and (B) the Class A Collateral Percentage as of such date and (ii) confirming that, as of such date, (A) prior to the Construction Period Termination Date, the amount of Class A Collateral represented by U.S. dollar denominated certificates of deposit of Bank of America, N.A. is not in excess of the Property Cost of all the Properties for which the Rent Commencement Date has occurred at such time and (B) after the Construction Period Termination Date, the amount of Class A Collateral represented by U.S. dollar denominated certificates of deposit of Bank of America, N.A. is greater than or equal to $5,000,000.

               (c)     Maintenance of Margin Base.

                       (i) On each Business Day, the Agent shall calculate the Margin Base, and shall inform the Lessee if, on any such day, the Margin Base is less than the aggregate Property Cost for all Properties.

                       (ii) If, on any date referred to in paragraph (i) of this subsection (c), the Agent shall inform the Lessee that the Margin Base is less than the aggregate Property Cost for all Properties, then the Lessee shall, within five Business Days, pledge to the Agent, by delivery to the Securities Intermediary or by otherwise depositing into the Collateral Account, additional Securities Collateral in an amount such that the Margin Base after such pledge or deposit on such date is equal to or greater than the aggregate Property Cost for all Properties.

        5.11   FUNDING OF ESCROW ACCOUNT FOR PUNCH LIST ITEMS.

        Prior to the submission by the Construction Agent of the Officer's Certificate referenced in Section 5.5(a) regarding Completion of a given Property, the Construction Agent shall submit a Requisition for a Construction Advance to cover all anticipated punch list items necessary for Final Completion of the applicable Property. To the extent the conditions precedent set forth in

Section 5.4 are satisfied or waived and prior to the termination of the Lender Commitments and the Holder Commitments for the applicable Property, the above-described Construction Advance shall be funded in accordance with the terms of the Operative Agreements into an escrow account in the name of and under the control of the Agent. Neither the Lessor, the Construction Agent nor the Lessee shall have any interest in the escrow account, its contents or any proceeds therefrom.

        Thereafter, the Construction Agent shall request funding for punch list items regarding the applicable Property pursuant to Requisitions describing the punch list items and the amounts payable therefor. The Agent shall advance amounts from the escrow account regarding such funding requests to the extent the conditions precedent set forth in Section 5.4 are satisfied or waived at that time.

        All amounts deposited in the escrow account from time to time shall constitute Advances for purposes of determining the Property Cost of the applicable Property (the "Prior Property") identified in the relevant Requisition from the date of such Advance by the Lenders and the Holders for deposit into the escrow account; provided, amounts deposited in the escrow account may be thereafter counted as Property Cost of another Property if (a) the Prior Property reaches Final Completion in accordance with the terms of the Operative Agreements, (b) there remains a positive balance in the escrow account regarding the Prior Property and (c) prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent notifies the Agent in writing to re-allocate such positive balance in the escrow account from the Prior Property to a different Property which has not reached Completion at such time.

        Upon the Payment Date immediately following the termination or expiration of the Lender Commitments, the remaining balance in the escrow account shall be allocated by the Agent in accordance with Section 8.7(b)(iv) and returned to the Lenders and the Holders in accordance with Section 2.6(c) of the Credit Agreement and Section 3.3 of the Trust Agreement, respectively, and the amounts so returned shall reduce, in each case regarding the last Property to reach Final Completion, the Property Cost, the outstanding balance of Loans and the outstanding balance of Holder Amounts.

        5.12 DELAYED DELIVERY OF CONSTRUCTION CONTRACTS AND PLANS AND SPECIFICATIONS.

        Respecting the Planned Office Building, the Planned Vivarium and the Planned Parking Facility, none of the Financing Parties will require satisfaction of the conditions precedent set forth in (a) Section 5.3(hh) prior to the Acquisition Advance for any such Structure as a Property or (b) Section 5.4(g) prior to the initial Construction Advances for site preparation only for any such Property; provided that, notwithstanding the foregoing, such Construction Advances in accordance with this Section 5.12 shall be limited in the aggregate for all Properties to $750,000 and the provisions of this Section
5.12 shall not preclude the Agent from subsequently enforcing the provisions of Sections 5.3(hh) and 5.4(g) regarding the Planned Office Building, the Planned Vivarium and the Planned Parking Facility to the extent such Structures become Properties.

        5.13   EXTENSION OF CONSTRUCTION PERIOD TERMINATION DATE.

        Unless a Default or an Event of Default shall have occurred or be continuing, the Construction Agent may in its discretion extend the Construction Period Termination Date for up to an additional twelve (12) months by giving written notice of such extension to the Lessor and the Agent.

        5.14 PURCHASE AND SALE RIGHTS AND OBLIGATIONS TO RELINQUISH INTEREST IN PROPERTIES.

        Notwithstanding anything to the contrary contained in the Operative Agreements, each purchase and sale right or obligation to relinquish any right, title or interest pursuant to the Operative Agreements (including without limitation pursuant to Sections 17.2 through 17.11 and Articles XVI, XIX, XX and XXII of the Lease and Sections 2.1 and 5.3 of the Agency Agreement), in each case of the Lessee, the Construction Agent, Lexicon or any of their designees regarding one or more Properties shall be exercised or imposed with respect to all, but not less than all, the Properties. If any such right is not so exercised or any such obligation to relinquish is not so satisfied (in each case with respect to all, but not less than all, the Properties) then such attempt to purchase or sale fewer than all the Properties and such attempt to relinquish its right, title and interest with respect to fewer than all the Properties shall be null and void, and Lexicon shall be deemed to have agreed to purchase all, but not less than all, the Properties for the aggregate Termination Value on a Business Day specified by the Agent that is not earlier than fifteen (15) or later than sixty (60) days after delivery of notice from the Agent to Lexicon regarding this matter.

        5.15   LIMITED OBLIGATIONS REGARDING THE PURCHASE AGREEMENTS.

        The Construction Agent and the Lessee covenant and agree that after the Property Closing Date regarding the Property referenced in either of the Purchase Agreements (a) notwithstanding the submission of any Requisition or other request by the Construction Agent or the Lessee to the contrary, the Financing Parties shall have no obligation to make any payment pursuant to or in connection with either of the Purchase Agreements or any documents related thereto and (b) the only obligations of, or limitations imposed on, any Financing Party pursuant to or in connection with either of the Purchase Agreements or any documents related thereto shall be the obligations or limitations set forth in Sections 2.01 and 2.02 of the Larger Tract Purchase Agreement or in Sections 2.01, 2.03, 2.04, 3.02, 3.03(a) and (only to the extent
Section 3.04 relates to Section 3.03(a)) 3.04 of the Smaller Tract Purchase Agreement. The Construction Agent and the Lessee further covenant and agree that
(x) the Lessee shall perform any and all other obligations and be responsible for any and all other liabilities in connection with either of the Purchase Agreements and any documents related thereto except for the obligations referenced in the foregoing subsection (b) of this Section 5.15 and (y) neither the Construction Agent nor the Lessee shall cause or permit any amendment or modification of either of the Purchase Agreements or any documents related thereto without the prior written consent of the Lessor and the Agent.

        5.16   LIMITATION ON CD COLLATERAL.

        Prior to the Construction Period Termination Date, the Lessee shall not permit the CD Collateral to be in an amount in excess of the aggregate Property Cost regarding Properties for which the Rent Commencement Date has occurred at such time.


                   SECTION 6. REPRESENTATIONS AND WARRANTIES.

        6.1.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

        Effective as of the Initial Closing Date, the date of each Advance, the Rent Commencement Date and the Punch List Completion Date, the Trust Company in its individual capacity and as the Borrower, as indicated, represents and warrants to each of the other parties hereto as follows, provided, that the representations in the following paragraphs (h), (j) and (k) are made solely in its capacity as the Borrower:

               (a) It is a national banking association and is duly organized and validly existing and in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative Agreements to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before such date in connection with or as contemplated by each such Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party;

               (b) The execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any Legal Requirement relating to its banking or trust powers, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or (iv) does or will require any Governmental Action by any Governmental

        Authority regulating its banking or trust powers;

               (c) The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Holders, each other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party have been, or on or before such Closing Date will be, duly executed and delivered by the Trust Company or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Trust Company or the Owner Trustee, as the case may be, in accordance with the terms thereof;

               (d) There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party;

               (e) It, either in its individual capacity or as the Owner Trustee, has not assigned or transferred any of its right, title or interest in or under the Lease, the Agency Agreement or its interest in any Property or any portion thereof, except in accordance with the Operative Agreements;

               (f) No Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing;

               (g) Except as otherwise contemplated in the Operative Agreements, the proceeds of the Loans and Holder Advances shall not be applied by the Owner Trustee, either in its individual capacity or as the Owner Trustee, for any purpose other than the purchase and/or lease of the Properties, the acquisition, installation and testing of the Equipment, the construction of Improvements and the payment of the Lessor Funding Obligations, in each case which accrue prior to the Rent Commencement Date with respect to a particular Property;

               (h) Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes except as permitted under the Operative Agreements, or in any similar security relating to a Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Trust Estate or the Notes to the provisions of
        Section 5 of the Securities Act or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended;

               (i) The Owner Trustee's principal place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 79 South Main Street, Salt Lake City, Utah 84111;

               (j) The Owner Trustee is not engaged principally in, and does not have as one (1) of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loans or the Holder Advances will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations T, U, or X of the Board of Governors of the Federal Reserve System of the United States;

               (k) The Owner Trustee is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act;

               (l) Each Property is free and clear of all Lessor Liens attributable to the Owner Trustee, either in its individual capacity or as the Owner Trustee; and

               (m) The Owner Trustee, in its trust capacity, is not a party to any documents, instruments or agreements other than the Operative Agreements executed by the Owner Trustee, in its trust capacity.

        6.2. REPRESENTATIONS AND WARRANTIES OF THE CONSTRUCTION AGENT AND THE LESSEE.

        Effective as of the Initial Closing Date, the date of each Advance, the Rent Commencement Date and the Punch List Completion Date, the Construction Agent and the Lessee represent and warrant to each of the other parties hereto that:

               (a)     [reserved];

               (b)     (i)     Each of the Construction Agent and the Lessee is
        a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to enter into and perform its obligations under the Operative Agreements to which it is a party and has the corporate power and authority to act as the Construction Agent or the Lessee, as the case may be, and to enter into and perform the obligations under each of the other Operative Agreements to which it is a party or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before such date in connection with or as contemplated by each such Operative Agreement to which it is a party or will be a party;

                       (ii) The execution and delivery by each of the Construction Agent and the Lessee of this Agreement and the other applicable Operative Agreements as of such date and the performance by each of the Construction Agent and the Lessee of its respective obligations under this Agreement and the other applicable Operative Agreements are within the corporate, partnership or limited liability company (as the case may be) powers of each of the Construction Agent and the Lessee, have been duly authorized by all necessary corporate, partnership or limited liability company (as the case may be) action on the part of each of the Construction Agent and the Lessee (including without limitation any necessary shareholder action), have been duly executed and delivered, have received all necessary governmental approval, and do not and will not (A) violate any Legal Requirement which is binding on the Construction Agent, the Lessee or any of their Subsidiaries, (B) contravene or conflict with, or result in a breach of, any provision of the Articles of Incorporation, By-Laws or other organizational documents of any of the Construction Agent, the Lessee or any of their Subsidiaries or of any agreement, indenture, instrument or other document which is binding on any of the Construction Agent, the Lessee or any of their Subsidiaries or (C) result in, or require, the creation or imposition of any Lien (other than pursuant to the terms of the Operative Agreements) on any asset of any of the Construction Agent, the Lessee or any of their Subsidiaries;

               (c) This Agreement and the other applicable Operative Agreements to which the Construction Agent or the Lessee are parties, executed prior to and as of such date, constitute the legal, valid and binding obligation of the Construction Agent or the Lessee, as applicable, enforceable against the Construction Agent or the Lessee, as applicable, in accordance with their terms. The Construction Agent and the Lessee have each executed the various Operative Agreements required to be executed as of such date;

               (d) There are no material actions, suits or proceedings pending or, to our knowledge, threatened against either the Construction Agent or the Lessee in any court or before any Governmental Authority (nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority to set aside, restrain, enjoin or prevent the full performance of any Operative Agreement or any transaction contemplated thereby) that (i) concern any Property or the Lessee's interest therein, (ii) question the validity or enforceability of any Operative Agreement or any transaction described in the Operative Agreements or (iii) shall have or could reasonably be expected to have a Material Adverse Effect; provided, for purposes of disclosure, the Construction Agent and the Lessee have described the litigation set forth on Exhibit J;

               (e) No Governmental Action by any Governmental Authority or other authorization, registration, consent, approval, waiver, notice or other action by, to or of any other Person pursuant to any Legal Requirement, contract, indenture, instrument or agreement or for any other reason is required to authorize or is required in connection with
        (i) the execution, delivery or performance of any Operative Agreement,
        (ii) the legality, validity, binding effect or enforceability of any Operative Agreement, (iii) the acquisition, ownership, construction, completion, occupancy, operation, leasing or subleasing of any Property or (iv) any Advance, in each case, except those which have been obtained and are in full force and effect;

               (f) Upon the execution and delivery of each Lease Supplement to the Lease, (i) the Lessee will have unconditionally accepted the Property subject to the Lease Supplement and will have a valid and subsisting leasehold interest in such Property, subject only to the Permitted Liens, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease;

               (g) Except as otherwise contemplated by the Operative Agreements, the Construction Agent shall not use the proceeds of any Holder Advance or Loan for any purpose other than the purchase and/or lease of the Properties, the acquisition, installation and testing of the Equipment, the construction of Improvements and the payment of amounts referenced in Sections 7.1(a), 7.1(b) and 11.8 of this Agreement, in each case which accrue prior to the Rent Commencement Date with respect to a particular Property;

               (h) All information heretofore or contemporaneously herewith furnished by either the Construction Agent or the Lessee or any of their Subsidiaries to the Agent, the Owner Trustee, any Lender or any Holder for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all information hereafter furnished by or on behalf of the Construction Agent, the Lessee or any of their Subsidiaries to the Agent, the Owner Trustee, any Lender or any Holder pursuant hereto or in connection herewith will be, taken as a whole, true and accurate in every material respect on the date as of which such information is dated or certified, and such information, taken as a whole, does not and will not omit to state any material fact necessary to make such information, taken as a whole, not misleading;

               (i) The principal place of business, chief executive office and office of the Construction Agent and the Lessee where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at (i) 4000 Research Forest Drive, The Woodlands, Montgomery County, Texas, 77381 until Completion of the Planned Office Building and notice thereof to the Agent and (ii) Technology Forest Drive, The Woodlands, Montgomery County, Texas, 77381 after Completion of the Planned Office Building and notice thereof to the Agent;

               (j) The representations and warranties of the Construction Agent and the Lessee set forth in any of the Operative Agreements are true and correct in all material respects on and as of each such date as if made on and as of such date. The Construction Agent and the Lessee are in all material respects in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements which is continuing and which has not been cured within any cure period expressly granted under the terms of the applicable Operative Agreement or otherwise waived in accordance with the applicable Operative Agreement. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the

        Requisition on the date of each Advance;

               (k) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, each Property then being financed consists of (i) unimproved Land or (ii) Land and existing Improvements thereon which Improvements are either suitable for occupancy at the time of acquisition or ground leasing or will be renovated and/or modified in accordance with the terms of this Agreement. Each Property then being financed is located at the location set forth on the applicable Requisition, each of which is in one (1) of the Approved States;

               (l) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, the Lessor has good and indefeasible fee simple title to each Property, or, if any Property is the subject of a Ground Lease, the Lessor will have a valid ground leasehold interest enforceable against the ground lessor of such Property in accordance with the terms of such Ground Lease, subject only to (i) such Liens referenced in Sections 6.2(r)(i) and 6.2(r)(ii) on the applicable Property Closing Date and (ii) subject to Section 5.7, Permitted Liens after the applicable Property Closing Date;

               (m) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, no portion of any Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended;

               (n) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, each Property complies with all Insurance Requirements and all standards of Lessee with respect to similar properties owned by Lessee;

               (o) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, each Property complies with all Legal Requirements as of such date (including without limitation all zoning and land use laws and Environmental Laws), except to the extent that failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect;

               (p) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, all utility services and facilities necessary for the construction and operation of the Improvements and the installation and operation of the Equipment regarding each Property (including without limitation gas, electrical, water and sewage services and facilities) are available at the applicable Land or will be constructed prior to the Completion Date for such Property;

               (q) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, acquisition, installation and testing of the Equipment (if any) and construction of the Improvements (if any) to such date shall have been performed in a good and workmanlike manner, substantially in accordance with the applicable Plans and Specifications;

               (r) (i) The Security Documents create, as security for the Obligations (as such term is defined in the Security Agreement), valid and enforceable security interests in, and Liens on, all of the Collateral (including, without limitation, the Collateral Account), in favor of the Agent, for the ratable benefit of the Secured Parties, as their respective interests appear in the Operative Agreements, and such security interests and Liens are subject to no Liens other than (A) as of the applicable Property Closing Date, Liens that are expressly set forth as title exceptions on the title commitment issued under Section 5.3(g) with respect to the applicable Property to the extent such title commitment has been approved by the Agent and (B) thereafter, (x) those Liens referred to in clause (A) above to the extent the Lessor previously accepted title for the applicable Property or received a leasehold estate pursuant to a Ground Lease with respect thereto and (y) Permitted Liens. Upon recordation of the Mortgage Instrument in the real estate recording office in the applicable Approved State identified by the Construction Agent or the Lessee, the Lien created by the Mortgage Instrument in the real property described therein shall be a perfected first priority mortgage Lien on such real property (or, in the case of a Ground Lease, on the leasehold estate under such Ground Lease) in favor of the Agent, for the ratable benefit of the Secured Parties, as their respective interests appear in the Operative Agreements. To the extent that the security interests in the portion of the Collateral comprised of personal property can be perfected by filing in the filing offices in the applicable Approved States or elsewhere identified by the Construction Agent or the Lessee, upon filing of the Lender Financing Statements in such filing offices, the security interests created by the Security Agreement shall be perfected first priority security interests in such personal property in favor of the Agent, for the ratable benefit of the Secured Parties, as their respective interests appear in the Operative Agreements;

                       (ii) The Lease Agreement creates, as security for the obligations of the Lessee under the Lease Agreement, valid and enforceable security interests in, and Liens on, each Property leased thereunder, in favor of the Lessor, and such security interests and Liens are subject to no other Liens other than (A) as of the applicable Property Closing Date, Liens that are expressly set forth as title exceptions on the title commitment issued under Section 5.3(g) with respect to the applicable Property to the extent such title commitment has been approved by the Agent and (B) thereafter, (x) those Liens as described in clause (A) above to the extent the Lessor previously accepted title for the applicable Property or received a leasehold estate pursuant to a Ground Lease with respect thereto and (y) Permitted Liens. Upon recordation of the memorandum of the Lease Agreement and the memorandum of a Ground Lease (or, in either case, a short form lease) in the real estate recording office in the applicable Approved State identified by the Construction Agent or the Lessee, the Lien created by the Lease Agreement in the real property described therein shall be a perfected first priority mortgage Lien (subject to the Lien of the Mortgage Instrument referenced in Section 6.2(r)(i)) on such real property (or, in the case of a Ground Lease, the leasehold estate under such Ground Lease) in favor of the Agent, for the ratable benefit of the Secured Parties, as their respective interests appear in the Operative Agreements. To the extent that the security interests in the portion of any Property comprised of personal property can be perfected by the filing in the filing offices in the applicable Approved State or elsewhere identified by the Construction Agent or the Lessee upon filing of the Lessor Financing Statements in such filing offices, a security interest created by the Lease Agreement shall be perfected first priority security interests in such personal property in favor of the Lessor, which rights pursuant to the Lessor Financing Statements are assigned to the Agent, for the ratable benefit of the Secured Parties, as their respective interests appear in the Operative Agreements;

               (s) The Plans and Specifications for each Property will be prepared prior to the commencement of construction in accordance with all applicable Legal Requirements (including without limitation all applicable Environmental Laws and building, planning, zoning and fire codes), except to the extent the failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect. Upon completion of the Improvements for each Property in accordance with the applicable Plans and Specifications, such Improvements will be within any building restriction lines and will not encroach in any manner onto any adjoining land (except as permitted by express written easements and shown by the survey referenced in Section 5.3(i), which have been approved by the Agent);

               (t) As of the Rent Commencement Date only, each Property shall be improved in accordance with the applicable Plans and Specifications in a good and workmanlike manner and shall be operational;

               (u) As of each Property Closing Date only, each Property has been acquired or ground leased pursuant to a Ground Lease at a price that is not in excess of fair market value or fair market rental value, as the case may be; and

               (v) The consolidated balance sheet and income statement of the Lessee and its Consolidated Subsidiaries as of December 31, 1999, together with related consolidated statements of operations and retained earnings and of cash flows as of December 31, 1999 and the consolidated balance sheet and income statement of the Lessee and its Consolidated Subsidiaries as of June 30, 2000, together with related consolidated statements of operations and retained earnings and of cash flows as of June 30, 2000, fairly present in all material respects the consolidated financial condition of the Lessee and its Consolidated Subsidiaries as at such dates and the consolidated results of the operations of the Lessee and its Consolidated Subsidiaries for the periods ended on such dates, all in accordance with GAAP, subject with respect to the June 30, 2000 financial statements, to changes resulting from audit and normal year-end audit adjustments.

               (w) No Default or Event of Default has occurred and is continuing.

               (x) Except as would not reasonably be expected to have a Material Adverse Effect:

                       (i) During the five-year period prior to the date on which this representation is made or deemed made: (A) no ERISA Event has occurred, and, to the best knowledge of Lessee, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (B) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (C) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (D) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

                       (ii) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

                       (iii) No member of the Consolidated Group nor any ERISA Affiliate has incurred, or, to the best knowledge of Lessee, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No member of the Consolidated Group nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any member of the Consolidated Group or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No member of the Consolidated Group nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of Lessee, reasonably expected to be in reorganization, insolvent, or terminated.

                      (iv) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

                       (v) No member of the Consolidated Group nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.


               (y) Except as would not reasonably be expected to have a Material Adverse Effect:

                       (i) Each of the facilities and properties owned, leased or operated by the members of the Consolidated Group (the "Subject Properties") and all operations at the Subject Properties are in compliance with all applicable Environmental Laws, and there is no Environmental Violation with respect to the Subject Properties or the businesses operated by the members of the Consolidated Group (the "Businesses"), and there are no conditions relating to the Businesses or Subject Properties that could give rise to liability under any applicable Environmental Laws.

                       (ii) None of the Subject Properties contains, or (to the knowledge of the Construction Agent or the Lessee) has previously contained, any Hazardous Substances at, on or under the Subject Properties in amounts or concentrations that constitute or constituted an Environmental Violation or could give rise to liability under Environmental Laws.

                       (iii) None of the members of the Consolidated Group has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any alleged or actual Environmental Violation or any non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Subject Properties or the Businesses, nor does any member of the Consolidated Group have knowledge or reason to believe that any such notice will be received or is being threatened.

                       (iv) Hazardous Substances have not been transported or disposed of from the Subject Properties, or generated, treated, stored or disposed of at, on or under any of the Subject Properties or any other location, in each case by or on behalf any members of the Consolidated Group in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law.

                       (v) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of Lessee, threatened, under any Environmental Law to which any member of the Consolidated Group is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any member of the Consolidated Group, the Subject Properties or the Businesses.

                       (vi) There has been no release or, threat of release of Hazardous Substances at or from the Subject Properties, or arising from or related to the operations (including, without limitation, disposal) of any member of the Consolidated Group in connection with the Subject Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

               (z) Set forth on Schedule 6.2(z) are all brokers' fees incurred in connection with the transactions contemplated by this Agreement and the other Operative Agreements on and as of the initial Property Closing Date. No other brokers' fees in connection with any Property or otherwise with regard to the Operative Agreements have been or will be so incurred.

                     SECTION 7. PAYMENT OF CERTAIN EXPENSES.

        7.1.   TRANSACTION EXPENSES.

               (a) The Lessor agrees on the Initial Closing Date, to pay all Transaction Expenses arising from the Initial Closing Date, including without limitation all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Initial Closing Date, the initial fees and expenses of the Owner Trustee due and payable on such Initial Closing Date, all fees, taxes and expenses for the recording, registration and filing of documents and all other reasonable fees, expenses and disbursements incurred in connection with such Initial Closing Date; provided, however, the Lessor shall pay such amounts described in this Section 7.1(a) only if funds are made available at the appropriate time by the Lenders and the Holders in an amount sufficient to allow such payment.

               (b) Only for the period prior to the Rent Commencement Date, the Lessor agrees on each Property Closing Date, on the date of any Construction Advance and on the Completion Date to pay, or cause to be paid, all Transaction Expenses including without limitation all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and billed in connection with such Advance or such Completion Date, all amounts described in Section 7.1(a) of this Agreement which have not been previously paid, the annual fees and reasonable out-of-pocket expenses of the Owner Trustee, all fees, expenses and disbursements incurred with respect to the various items referenced in Sections 5.3, 5.4 and/or 5.5 (including without limitation any premiums for title insurance policies and charges for any updates to such policies) and all other reasonable fees, expenses and disbursements in connection with such Advance or such Completion Date including without limitation all expenses relating to and all fees, taxes and expenses for the recording, registration and filing of documents and during the Commitment Period, all fees, expenses and costs referenced in Section 7 (other than Section 7.3(b)); provided, however, the Lessor shall pay such amounts described in this Section 7.1(b) only if funds are made available at the appropriate time by the Lenders and the Holders in an amount sufficient to allow such payment.

               (c) All fees payable pursuant to the Operative Agreements shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed.

        7.2.   BROKERS' FEES.

        Only for the period prior to the Rent Commencement Date, the Lessor agrees to pay or cause to be paid any and all brokers' fees, if any, including without limitation any interest and penalties thereon, which are payable in connection with the transactions contemplated by this Agreement and the other Operative Agreements; provided, however, that the Lessor shall pay such amounts described in this Section 7.2 only if funds are made available at the appropriate time by the Lenders and the Holders in an amount sufficient to allow such payment.

        7.3.   CERTAIN FEES AND EXPENSES.

               (a) Only for the period prior to the Rent Commencement Date, the Lessor agrees to pay or cause to be paid (i) the initial and annual Owner Trustee's fee and all reasonable expenses of the Owner Trustee and any co-trustees (including without limitation reasonable counsel fees and expenses) or any successor owner trustee and/or co-trustee, for acting as the owner trustee under the Trust Agreement, (ii) all reasonable costs and expenses related to this transaction incurred by the Construction Agent, the Lessee, the Agent, the Lenders, the Holders or the Lessor in entering into any Lease Supplement and any future amendments, modifications, supplements, restatements and/or replacements with respect to any of the Operative Agreements, whether or not such Lease Supplement, amendments, modifications, supplements, restatements and/or replacements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by the Construction Agent, the Lessee, the Agent, the Lenders, the Holders or the Lessor; provided, however, that the Lessor shall pay such amounts described in this Section 7.3(a) only if funds are made available at the appropriate time by the Lenders and the Holders in an amount sufficient to allow such payment.

               (b) The Lessee agrees to pay or cause to be paid in connection with any Agency Agreement Event of Default and any Lease Event of Default, (i) all reasonable costs and expenses incurred by the Construction Agent, the Lessee, the Agent, the Lenders, the Holders or the Lessor in connection with any exercise of remedies under any Operative Agreement or any purchase of any Property by the Construction Agent, the Lessee or any third party in accordance with the Operative Agreements and (ii) all reasonable costs and expenses incurred by the Construction Agent, the Lessee, the Agent, the Lenders, the Holders or the Lessor in connection with any transfer or conveyance of any Property in accordance with the Operative Agreements, whether or not such transfer or conveyance is ultimately accomplished.

        7.4.   UNUSED FEE.

        During the Commitment Period, the Lessee, at its option, either (x) shall cause the Lessor to pay or (y) to the extent such amounts are not otherwise paid by the Lessor, the Lessee shall timely pay, in either case to the Agent for the account of (a) the Lenders, respectively, an unused fee (the "Lender Unused Fee") equal to the product of the average daily Available Commitment of each Lender during the Commitment Period multiplied by a rate per annum equal to the then current Applicable Percentage for Unused Fees and (b) the Holders, respectively, an unused fee (the "Holder Unused Fee") equal to the product of the average daily Available Holder Commitment of each Holder during the Commitment Period multiplied by a rate of per annum equal to the then current Applicable Percentage for Unused Fees. Such Unused Fees shall be payable quarterly in arrears on each Unused Fee Payment Date. If all or a portion of any such Unused Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the ABR (or in the case of Holder Yield, the ABR plus the Applicable Percentage for Eurodollar Holder Advances) plus two percent (2%) from the date of such non-payment until such amount is paid in full (as well as before judgment).

        7.5.   ADMINISTRATIVE FEE.

        The Lessee shall pay or cause to be paid an administrative fee to the Agent (for its individual account) on the terms and conditions set forth in the Fee Letter.

        7.6.   OTHER FEES.

        The Lessee shall pay or cause to be paid all such other fees to the account of such Persons and on the terms and conditions set forth in the Fee Letter.

        7.7. CLARIFICATION REGARDING THE LESSOR'S PAYMENT OBLIGATIONS PURSUANT TO SECTION 7.

        The Lessor is responsible for satisfying the payment obligations pursuant to Sections 7.1(a), 7.1(b), 7.2 and 7.3(a) only to the extent funds are made available by the Lenders and the Holders in amounts and at such times to allow such payments.


                   SECTION 8. OTHER COVENANTS AND AGREEMENTS.

        8.1.   COOPERATION WITH THE CONSTRUCTION AGENT OR THE LESSEE.

        The Holders, the Lenders, the Lessor (at the direction of the Majority Secured Parties) and the Agent shall, at the expense of and to the extent reasonably requested by the Construction Agent or the Lessee (but without assuming additional liabilities on account thereof and only to the extent such is reasonably acceptable to the Holders, the Lenders, the Lessor (at the direction of the Majority Secured Parties) and the Agent in their reasonable discretion), cooperate with the

Construction Agent or the Lessee in connection with the Construction Agent or the Lessee satisfying its covenant obligations contained in the Operative Agreements including without limitation at any time and from time to time, promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto).

        8.2.   COVENANTS OF THE OWNER TRUSTEE AND THE HOLDERS.

        Each of the Owner Trustee and the Holders hereby agrees that so long as this Agreement is in effect:

               (a) Neither the Owner Trustee (in its trust capacity or in its individual capacity) nor any Holder will create or permit to exist at any time, and each of them will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Properties attributable to it; provided, however, that the Owner Trustee and the Holders shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not materially and adversely affect the rights of the Lessee under the Lease and the other Operative Agreements or involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any Property or title thereto or any interest therein or the payment of Rent;

               (b) Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign (subject to the requirement set forth in the Trust Agreement that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Holders' rights under the Trust Agreement to remove the institution acting as the Owner Trustee (after consent to such removal by the Agent as provided in the Trust Agreement), each of the Owner Trustee and the Holders hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement;

               (c) The Owner Trustee or any successor may resign or be removed by the Holders as the Owner Trustee, a successor Owner Trustee may be appointed and a corporation may become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of Article IX of the Trust Agreement and, with respect to such appointment, with the consent of the Lessee (so long as there shall be no Lease Event of Default that shall have occurred and be continuing), which consent shall not be unreasonably withheld or delayed;

               (d) The Owner Trustee, in its capacity as the Owner Trustee under the Trust

        Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any Indebtedness, or enter into any business or other activity or enter into any contracts or agreements, other than pursuant to or under the Operative Agreements;

               (e) The Holders will not instruct the Owner Trustee to take any action in violation of the terms of any Operative Agreement;

               (f) Neither any Holder nor the Owner Trustee shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Owner Trustee or for all or any substantial benefit of the creditors of the Owner Trustee; and neither any Holder nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

               (g) The Owner Trustee shall give prompt notice to the Lessee, the Holders and the Agent if the Owner Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or if it shall change its name; and

               (h) The Owner Trustee shall take or refrain from taking such actions and grant or refrain from granting such approvals with respect to the Operative Agreements and/or relating to any Property in each case as directed in writing by the Agent (until such time as the Loans are paid in full, and then by the Majority Holders) or, in connection with Sections 8.5 and 9.2 hereof, the Lessee; provided, however, that notwithstanding the foregoing provisions of this subparagraph (h) the Owner Trustee, the Agent, the Lenders and the Holders each acknowledge, covenant and agree that neither the Owner Trustee nor the Agent shall act or refrain from acting, regarding each Unanimous Vote Matter, until such party has received the approval of each Lender and each Holder affected by such matter.

        8.3.   THE LESSEE COVENANTS, CONSENT AND ACKNOWLEDGMENT.

               (a) The Lessee acknowledges and agrees that the Owner Trustee, pursuant to the terms and conditions of the Security Agreement and the Mortgage Instruments, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Agent. The Lessee hereby irrevocably consents to the creation, perfection and maintenance of such Liens. Each of the Construction Agent and the Lessee shall, to the extent reasonably requested by any of the other parties hereto, cooperate with the other parties in connection with their covenants herein or in the other Operative Agreements and shall from time to time duly execute and deliver any and all such future instruments, documents and financing statements (and continuation statements related thereto) as any other party hereto may reasonably request.

               (b) The Lessor hereby instructs the Lessee, and the Lessee hereby acknowledges and agrees, that until such time as the Loans and the Holder Advances are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released (i) any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in Section 8.7 hereof, (ii) all rights of the Lessor under the Lease shall be exercised by the Agent and (iii) the Lessee shall cause all notices, certificates, financial statements, communications and other information which are delivered, or are required to be delivered, to the Lessor, to also be delivered at the same time to the Agent.

               (c) The Lessee shall not consent to or permit any amendment, supplement or other modification of the terms or provisions of any Operative Agreement except in accordance with Section 12.4 of this Agreement.

               (d) The Lessee hereby covenants and agrees to cause an Appraisal or reappraisal (in form and substance satisfactory to the Agent and from an appraiser selected by the Agent) to be issued respecting any Property as requested by the Agent from time to time (i) at each and every time as such shall be required to satisfy any regulatory requirements imposed on the Agent, the Lessor, the Trust Company, any Lender and/or any Holder and (ii) after the occurrence and during the continuation of an Event of Default.

               (e) The Lessee hereby covenants and agrees that, except for amounts payable as Basic Rent, any and all payment obligations owing from time to time under the Operative Agreements by any Person to the Agent, any Lender, any Holder or any other Person shall (without further action) be deemed to be Supplemental Rent obligations payable by the Lessee. Without limitation, such obligations of the Lessee shall include the Supplemental Rent obligations pursuant to this Section 8.3(e),
        Section 3.3 of the Lease, arrangement fees, administrative fees, participation fees, commitment fees, unused fees, prepayment penalties, breakage costs, indemnities, trustee fees and transaction expenses incurred by the parties hereto in connection with the transactions contemplated by the Operative Agreements. Prior to the Rent Commencement Date regarding a Property, all matters giving rise to Supplemental Rent obligations in connection with such Property (other than indemnity amounts payable by the Indemnity Provider pursuant to Sections 11.1 through 11.8 or amounts payable pursuant to Section 2.1 of the Agency Agreement) may be funded pursuant to the Operative Agreements to the extent the applicable conditions precedent are satisfied.

               (f) At any time the Lessor or the Agent is entitled under the Operative Agreements to possession of a Property or any component thereof, each of the Construction Agent and the Lessee hereby covenants and agrees, at its own cost and expense, to assemble and make the same available to the Agent (on behalf of the Lessor).

               (g) The Lessee hereby covenants and agrees that, respecting each Property, Non-Integral Equipment financed under the Operative Agreements may constitute up to, but shall not exceed, ten percent (10%) of the aggregate Advances extended at or prior to such time with respect to such Property.

               (h) The Lessee hereby covenants and agrees that as of Completion each Property shall be a Permitted Facility.

               (i) The Lessee hereby covenants and agrees that it shall give prompt notice to the Agent if the Lessee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 4000 Research Forest Drive, The Woodlands, Texas, 77381 or if it shall change its name.

               (j) Unless the Agent otherwise agrees in writing, the Lessee hereby covenants and agrees that the aggregate Property Cost of Non-Integral Equipment purchased for any reason by the Lessee prior to the Expiration Date shall not exceed ten percent (10%) of the aggregate Property Cost for all Properties funded during the Commitment Period.

               (k)     [reserved]

               (l) The Lessee hereby covenants and agrees that the rights of the Lessee under this Agreement and the Lease shall not impair or in any way diminish the obligations of the Construction Agent and/or the rights of the Lessor under the Agency Agreement.

               (m) The Lessee shall promptly notify the Agent, or cause the Agent to be promptly notified, upon the Lessee gaining knowledge of the occurrence of any Default or Event of Default which is continuing at such time, specifying in such notice the nature and existence of such Default or Event of Default and what action Lessee proposes to take with respect thereto. In any event, such notice shall be provided to the Agent within ten (10) days of when the Lessee gains such knowledge.

               (n) Until all of the obligations under the Operative Agreements have been finally and indefeasibly paid and satisfied in full and the Commitments and the Holder Commitments terminated unless consent has been obtained from the Majority Secured Parties, the Lessee will, and will, if applicable, cause each of its Subsidiaries to:

                       (i) except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.3B(d), preserve and maintain its separate legal existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation (or partnership, limited liability company or other such similar entity, as the case may
               be) and authorized to do business in
               each jurisdiction in which the failure to so qualify would have a Material Adverse Effect;

                       (ii) pay and perform all obligations of the Lessee under the Operative Agreements and pay and perform (A) all taxes, assessments and other governmental charges or levies that may be imposed upon or assessed against it, its income or profits, or any of its property, before such shall become delinquent, (B) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties and (C) all other Indebtedness, obligations and liabilities as it shall become due; provided that the Lessee may contest any item described in this Section 8.3(n)(ii) in good faith by appropriate action so long as adequate reserves are maintained with respect thereto in accordance with GAAP, unless failure to so pay or perform (y) could give rise to an immediate right to foreclose on a Lien securing such amounts and such Lien has not been stayed or (z) could have a Material Adverse Effect;

                       (iii) to the extent failure to do so would have a Material Adverse Effect: (x) observe and remain in compliance with all applicable Laws and maintain in full force and effect all Governmental Actions, in each case applicable to the conduct of its business; (y) keep in full force and effect all licenses, certifications or accreditations necessary for any Property to carry on its business; and (z) not permit the termination of any insurance reimbursement program available to any Property; and

                       (iv) provided that the Agent, the Lenders and the Holders use reasonable efforts to minimize disruption to the business of the Lessee, permit representatives of the Agent or any Lender or Holder, or their representatives (including, without limitation, independent accountants, agents, attorneys and appraisers) from time to time, upon reasonable notice and during normal business hours, to visit and inspect its properties, facilities and other business assets; inspect, audit and make copies of or extracts from its books, records and files, including without limitation management letters prepared by independent accountants; and to investigate and verify such information and to discuss its business, assets, liabilities, financial condition, results of operations and business prospects with its officers, employees, representatives and independent accountants.

               (o) The Lessee shall perform any and all obligations of Lessor under, and cause Lessor to otherwise remain in full compliance with, the terms and provisions of each Ground Lease, if any.

               (p) Promptly after obtaining any required architectural approvals by any business park or any other applicable entity with oversight responsibility for the applicable Improvements, the Construction Agent shall deliver to the Agent copies of the same.

               (q) If any credit facility, loan agreement or other financing arrangement in favor of the Lessee or any Affiliate of the Lessee, other than pursuant to the Operative Agreements, is ever secured by any collateral, the Secured Parties shall share on a pari-passu basis (based on the respective amounts outstanding under the Operative Agreements relative to the amounts outstanding under any such credit facility, loan agreement or other financing arrangement) in all such collateral.

               (r) The Lessee shall submit the interest rate/Holder Yield selection notice in the form set forth in Exhibit K as required from time to time pursuant to the Credit Agreement and the Trust Agreement.

               (s) If the Construction Budget for any Property is ever modified to exceed the amount of title insurance therefor (as such title insurance is referenced in Section 5.3(g)), then the Construction Agent shall immediately cause an additional endorsement to be issued to increase the amount of title insurance to at least equal to the amount referenced in the modified Construction Budget.

               (t) Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to a Property, the Rent or any other such amounts, and Lessee covenants with Lessor that the Liens in favor of Lessor and/or the Agent created by the Operative Agreements are (and until the Financing Parties under the Operative Agreements have been paid in full shall remain) first priority perfected Liens subject only to Permitted Liens and Lessor Liens.

               (u) Lessee shall cause the date of Final Completion for each Property to occur no later than 30 days after the Completion Date for such Property.

        8.3A   ADDITIONAL AFFIRMATIVE COVENANTS OF LESSEE.

        Lessee hereby covenants and agrees that, so long as any Operative Agreement is in effect or any amounts payable under any Operative Agreement shall remain outstanding, and until all of the Commitments and Holder Commitments shall have terminated:

               (a) Information Covenants. Lessee will furnish, or cause to be furnished, to the Agent, the Lenders and the Holder:

                       (i) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of the Consolidated Group, a consolidated and, if requested by the Agent, consolidating balance sheet and income statement of the Consolidated Group as of the end of such fiscal year, together with related consolidated and, if requested by the Agent, consolidating statements of operations and retained earnings and of cash flows for such fiscal year, in each case setting forth in comparative form consolidated and, if requested by the Agent, consolidating figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Agent, and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Consolidated Group as a going concern or any other material qualifications or exceptions.

                       (ii) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each fiscal quarter of the Consolidated Group (other than the fourth fiscal quarter, in which case 90 days after the end thereof) a consolidated and, if requested by the Agent, consolidating balance sheet and income statement of the Consolidated Group as of the end of such fiscal quarter, together with related consolidated and, if requested by the Agent, consolidating statements of operations and retained earnings and of cash flows for such fiscal quarter, in each case setting forth in comparative form consolidated and, if requested by the Agent, consolidating figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of a Responsible Officer of Lessee to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Consolidated Group and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

                       (iii) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 8.3A(a)(i) and 8.3A(a)(ii) above, a certificate of a Responsible Officer of Lessee substantially in the form of Schedule 8.3A(a)(iii), (A) demonstrating compliance with the financial covenant contained in
               Section 8.3A(f) by calculation thereof as of the end of each such fiscal period and (B) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action Lessee proposes to take with respect thereto.

                       (iv) Annual Budgets. On or prior to the end of each fiscal year of the Consolidated Group, an annual budget of the Consolidated Group for the next fiscal year.

                       (v)     [Reserved].

                       (vi) Reports. Promptly upon transmission or receipt thereof, (A) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any member of the Consolidated Group shall send to its shareholders or to a holder of any Indebtedness owed by any member of the Consolidated Group in its capacity as such a holder and (B) upon the request of the Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

                       (vii) Notices. In addition to any other notices required to be delivered pursuant to any other provisions of any Operative Agreement, upon any Responsible Officer of Lessee obtaining knowledge thereof, Lessee will give written notice to the Agent immediately of the occurrence of any of the following with respect to any member of the Consolidated Group: (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined is likely to have a Material Adverse Effect, or (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which could have a Material Adverse Effect.

                       (viii) ERISA. Upon any Responsible Officer of Lessee obtaining knowledge thereof, Lessee will give written notice to the Agent promptly (and in any event within five Business Days) of: (A) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (B) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against Lessee or any ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (C) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any member of the Consolidated Group or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (D) any change in the funding status of any Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by a Responsible Officer of Lessee briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by Lessee with respect thereto. Promptly upon request, Lessee shall furnish the Agent with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

                       (ix)    Environmental.

                               (A) Upon the reasonable written request of the Agent following the occurrence of any event or the discovery of any condition which the Agent reasonably believes has caused (or could be reasonably expected to cause) an Environmental Violation with respect to any Subject Property or the businesses operated by the members of the Consolidated Group or could give rise to liability under any applicable Environmental Laws, Lessee will furnish or cause to be furnished to the Agent, at Lessee' expense, a report of an environmental assessment of reasonable scope, form and depth, (including, where appropriate, invasive soil or groundwater sampling) by a consultant reasonably acceptable to the Agent as to the nature and extent of the presence of any Hazardous Substances on any Subject Property owned by a member of the Consolidated Group and as to the compliance by the members of the Consolidated Group with Environmental Laws at such Subject Property. If Lessee fails to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Agent may arrange for same, and the members of the Consolidated Group hereby grant to the Agent, and its representatives access to such Subject Property to reasonably undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Agent pursuant to this provision will be payable by Lessee on demand.

                               (B) The members of the Consolidated Group will conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Hazardous Substances on, from or affecting any Subject Property to the extent necessary to be in compliance with all Environmental Laws and with the validly issued orders and directives of all Governmental Authorities with jurisdiction over such Subject Property to the extent any failure could have a Material Adverse Effect.

                       (x) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of any member of the Consolidated Group as the Agent may reasonably request.

               (b) Books and Records. Lessee will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

               (c) Insurance. Lessee will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are (i) required by this Participation Agreement, the Lease or any other Operative Agreement and
        (ii) in accordance with normal industry practice.

               (d) Maintenance of Property. Lessee will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

               (e) Performance of Obligations. Lessee will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material contracts, agreements, indentures, mortgages, security agreements or other instruments to which it is a party or by which it is bound.

               (f) Financial Covenant. The Consolidated Group shall at all times maintain Liquidity in an amount greater than or equal to (a) from the Initial Closing Date to the Final Completion Date, $45,000,000 and
        (b) on and after the Final Completion Date, $35,000,000. The Consolidated Group shall not permit any amount necessary to satisfy the Liquidity requirements of the previous sentence to be subject to any Lien or used as security or as a pledge for any obligation.

        8.3B   ADDITIONAL NEGATIVE COVENANTS OF LESSEE.

        Lessee hereby covenants and agrees that, so long as any Operative Agreement is in effect or any amounts payable under any Operative Agreement shall remain outstanding, and until all of the Commitments and Holder Commitments shall have terminated:

               (a)     Indebtedness.

               Lessee will not permit any member of the Consolidated Group to contract, create, incur, assume or permit to exist any Indebtedness, except:

                       (i) Indebtedness existing or arising under the Operative Agreements;

                       (ii) Indebtedness set forth on Schedule 8.3B(a)(ii), and renewals, refinancings and extensions thereof on terms and conditions no less favorable to the members of the Consolidated Group than for such existing Indebtedness;

                       (iii) Indebtedness of any joint venture in which any member of the Consolidated Group is a joint venturer (but only to the extent to which there is recourse to such member of the Consolidated Group for such Indebtedness) in an aggregate amount not to exceed $50,000,000 at any time;

                       (iv) Indebtedness and other obligations owing under interest rate, commodities and foreign currency exchange protection agreements entered into in the ordinary course of business to manage existing or anticipated risks and not for speculative purposes;

                       (v) unsecured intercompany Indebtedness owing by any member of the Consolidated Group to another member of the Consolidated Group (subject, however, to the limitations of Section 8.3B(f) in the case of the member of the Consolidated Group extending the loan, advance or credit);

                       (vi) other (A) unsecured Indebtedness of the members of the Consolidated Group and (B) obligations under Capitalized Leases and other Indebtedness incurred, in each case, to provide all or a portion of the purchase price or costs of construction of fixed assets, and renewals, refinancings and extensions thereof; provided that (1) such Indebtedness referenced in this subsection (B) when incurred shall not exceed the purchase price or cost of construction of such asset, (2) no such Indebtedness referenced in this subsection (B) shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing; provided, further that the total aggregate outstanding principal amount of all such Indebtedness referenced in the foregoing subsections (A) and (B) shall not exceed $35,000,000 unless such Indebtedness is otherwise permitted pursuant to Section 8.3B(a)(iii);

                       (vii) guaranty obligations with respect to Indebtedness of the Borrower that is permitted under this Section 8.3B(a); and

                       (viii) Indebtedness by its terms expressly subordinated to the Loans and Holder Advances in an aggregate amount not to exceed $100,000,000 and on such other terms and in amounts satisfactory to the Agent. (Lessee agrees that any and all convertible debentures with respect to which any member of the Consolidated Group is obligated shall be expressly subordinated to the Loans and Holder Advances and issued on such other terms and in amounts satisfactory to the Agent.)

               (b) Liens. Lessee will not permit any member of the Consolidated Group to contract, create, incur, assume or permit to exist any Lien with respect to any of its property, whether now owned or after acquired, except for Permitted Liens.

               (c) Nature of Business. Lessee will not permit any member of the Consolidated Group to substantively alter the character or conduct of the business conducted by such Person as of the Initial Closing Date.

               (d) Merger and Consolidation, Dissolution and Acquisitions. Lessee will not permit any member of the Consolidated Group to merge with or into or consolidate or combine with any other Person or sell, lease, transfer or assign to any other Person or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all its assets (whether now owned or hereafter acquired); provided, however, that (i) any Subsidiary (direct or indirect) of Lessee may merge into or consolidate or combine with or dispose of all or substantially all of its assets to Lessee, (ii) any Subsidiary (direct or indirect) of Lessee may merge, consolidate or combine with another corporation if the surviving corporation in such transaction shall be a wholly-owned Subsidiary (direct or indirect) of Lessee and (iii) if no Default or Event of Default shall have occurred at the time of or immediately after giving effect to such transaction, Lessee may merge, consolidate or combine with another corporation, if the surviving corporation shall be Lessee or such merger, consolidation or combination shall not constitute a Lease Event of Default (including without limitation pursuant to Section 17.1(o) of the Lease).

               (e) Asset Dispositions. Lessee will not permit any member of the Consolidated Group to make any Asset Disposition (including, without limitation, any sale/leaseback transaction) other than (i) Asset Dispositions with respect to assets which, in the aggregate have a Fair Market Sales Value of $10,000,000 or less and (ii) any Asset Disposition in connection with a spin-off to any other Person to the extent the Fair Market Sales Value of the assets then being sold or otherwise disposed of plus the Fair Market Sales Value of all assets which have previously been subject to an Asset Disposition is less than 12% of the then current Consolidated Tangible Net Worth.

               (f) Investments. Lessee will not permit any member of the Consolidated Group to make or permit to exist Investments in or to any Person, except for Eligible Investments.

               (g) Restricted Payments. Lessee will not permit any member of the Consolidated Group to make any Restricted Payment, unless (i) no Default or Event of Default shall exist immediately after giving effect thereto, and (ii) Lessee shall have delivered to the Agent a certificate of a Responsible Officer of Lessee demonstrating compliance with the financial covenant set forth in Section 8.3A(f) on a pro forma basis after giving effect to the Restricted Payment.

               (h) Transactions with Affiliates. Lessee will not permit any member of the Consolidated Group to enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (i) advances of working capital to Lessee, (ii) transfers of cash and assets to Lessee, (iii) transactions permitted by Section 8.3B(a), Section 8.3B(d), Section 8.3B(e), Section 8.3B(f), or Section 8.3B(g), (iv) normal compensation and reimbursement of expenses of officers and directors and (v) except as otherwise specifically limited in the Operative Agreements, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable transaction at arm's-length with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

               (i) Limitation on Restricted Actions. Lessee will not permit any member of the Consolidated Group to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (i) pay dividends or make any other distributions on its capital stock or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation, (iii) make loans or advances, (iv) sell, lease or transfer any of its properties or assets, or (v) act as a guarantor or pledge its assets, except for such encumbrances or restrictions existing under or by reason of (A) the Operative Agreements or (B) pursuant to the terms of any purchase money or sale/leaseback Indebtedness (including Capitalized Leases) to the extent permitted under Section 8.3B(a)(iii) to the extent such limitations relate only to the property which is the subject of such financing.

               (j) Ownership of Subsidiaries. Notwithstanding any other provisions of this Agreement to the contrary, Lessee will not permit any member of the Consolidated Group to (i) permit any Person (other than Lessee or any wholly-owned Subsidiary of Lessee) to own any capital stock of any Subsidiary of Lessee, except as a result of or in connection with a dissolution, merger, consolidation or disposition of a Subsidiary permitted under Section 8.3B(d) or Section 8.3B(e), (ii) permit any Subsidiary of Lessee to issue any shares of preferred capital stock unless such issuance is in connection with an Eligible Investment or (iii) permit, create, incur, assume or suffer to exist any Lien on any Capital Stock of any Subsidiary of Lessee, except for Permitted Liens.

        8.4.   SHARING OF CERTAIN PAYMENTS.

        Except for Excepted Payments, the parties hereto acknowledge and agree that all payments due and owing by the Lessee to the Lessor under the Lease or any of the other Operative Agreements shall be made by the Lessee directly to the Agent as more particularly provided in Section 8.3 hereof. The Lessor, the Holders, the Agent, the Lenders and the Lessee acknowledge the terms of Section
8.7 of this Agreement regarding the allocation of payments and other amounts made or received from time to time under the Operative Agreements and agree, that all such payments and amounts are to be allocated as provided in Section
8.7 of this Agreement.

        8.5.   GRANT OF EASEMENTS, ETC.

        The Agent, the Lenders and the Holders hereby agree that, so long as no Event of Default shall have occurred and be continuing, the Owner Trustee shall, from time to time at the request of the Lessee (and with the prior consent of the Agent which consent shall not be unreasonably withheld or delayed), in connection with the transactions contemplated by the Agency Agreement, the Lease or the other Operative Agreements, (i) grant easements and other rights in the nature of easements with respect to any Property, (ii) release existing easements or other rights in the nature of easements which are for the benefit of any Property, (iii) execute and deliver to any Person any instrument appropriate to confirm or effect such grants or releases, and (iv) execute and deliver to any Person such other documents or materials in connection with the acquisition, development, construction, testing or operation of any Property, including without limitation reciprocal easement agreements, construction contracts, operating agreements, development agreements, plats, replats or subdivision documents; provided, that each of the agreements referred to in this
Section 8.5 shall be on commercially reasonable terms so as not to diminish the value of any Property in any material respect.

        8.6. APPOINTMENT BY THE AGENT, THE LENDERS, THE HOLDERS AND THE OWNER TRUSTEE.

        The Holders hereby appoint the Agent to act as collateral agent for the Holders in connection with the Lien granted by the Security Documents to secure the Holder Amount. The Lenders and the Holders acknowledge and agree and direct that the rights and remedies of the beneficiaries of the Lien of the Security Documents shall be exercised by the Agent on behalf of the Lenders and the Holders as directed from time to time by the Majority Secured Parties or, pursuant to Sections 8.2(h) and 12.4, all of the Lenders and the Holders, as the case may be; provided, in all cases, the Agent shall allocate payments and other amounts received in accordance with Section 8.7. The Agent is further appointed to provide notices under the Operative Agreements on behalf of the Owner Trustee (as determined by the Agent, in its reasonable discretion), to receive notices under the Operative Agreements on behalf of the Owner Trustee and (subject to Sections 8.5 and 9.2) to take such other action under the Operative Agreements on behalf of the Owner Trustee as the Agent shall determine in its reasonable discretion from time to time. The Agent hereby accepts such appointments. For purposes hereof, the provisions of Section 7 of the Credit Agreement, together with such other terms and provisions of the Credit Agreement and the other Operative Agreements as required for the full interpretation and operation of
Section 7 of the Credit Agreement are hereby incorporated by reference as if restated herein for the mutual benefit of the Agent and each Holder as if each Holder were a Lender thereunder. Further, the Agent shall be entitled to take such action on behalf of the Owner Trustee as is delegated to the Agent under any Operative Agreement (whether express or implied) as may be reasonably incidental thereto. The parties hereto hereby agree to the provisions contained in this Section 8.6. Any appointment of a successor agent under Section 7.9 of the Credit Agreement shall also be effective as an appointment of a successor agent for purposes of this Section 8.6.

        8.7.   COLLECTION AND ALLOCATION OF PAYMENTS AND OTHER AMOUNTS.

               (a) The Lessee and the Construction Agent have agreed pursuant to Section 5.8 and otherwise in accordance with the terms of this Agreement to pay to (i) the Agent any and all Rent (excluding Excepted Payments) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person and (ii) each Person as appropriate the Excepted Payments. Promptly after receipt, the Agent shall apply and allocate, in accordance with the terms of this Section 8.7, such amounts received from the Lessee or the Construction Agent and all other payments, receipts and other consideration of any kind whatsoever received by the Agent pursuant to the Security Agreement or otherwise received by the Agent, the Holders or any of the Lenders in connection with the Collateral, the Security Documents or any of the other Operative Agreements. Ratable distributions among the Lenders and the Holders under this Section 8.7 shall be made based on, in the case of the Lenders, the ratio of the outstanding Loans to the aggregate Property Cost and, in the case of the Holders, the ratio of the outstanding Holder Advances to the aggregate Property Cost. Ratable distributions among the Tranche A Lenders under this Section 8.7 shall be made based on the ratio of the individual Tranche A Lender's Commitment for Tranche A Loans to the aggregate of all the Tranche A Lenders' Commitments for Tranche A Loans. Ratable distributions among the Tranche B Lenders under this Section 8.7 shall be made based on the ratio of the individual Tranche B Lender's Commitment for Tranche B Loans to the aggregate of all the Tranche B Lenders' Commitments for Tranche B Loans. Ratable distributions among the Lenders (in situations where the Tranche A Lenders are not differentiated from the Tranche B Lenders) shall be made based on the ratio of the individual Lender's Commitment to the aggregate of all the Lenders' Commitments. Ratable distributions among the Holders under this Section
        8.7 shall be based on the ratio of the individual Holder's Holder Commitment to the aggregate of all the Holders' Holder Commitments.

               (b) Payments and other amounts received by the Agent from time to time in accordance with the terms of subparagraph (a) shall be applied and allocated as follows (subject in all cases to Section 8.7(c)):

                       (i) Any such payment or amount identified as or deemed to be Basic Rent shall be applied and allocated by the Agent first, ratably to the Lenders and the Holders for application and allocation to the payment of interest on the Loans and Holder Yield on the Holder Advances, in each case which is due and payable on such date; second, ratably to the Lenders for application and allocation to the payment of the principal of the Loans which is due and payable on such date; third ratably to the Holders for application and allocation to the payment of the portion of the Holder Advances which is due and payable on such date; and fourth, if no Default or Event of Default is in effect, any excess shall be paid to such Person or Persons as the Lessee may designate; provided, that if a Default or Event of Default is in effect, such excess (if any) shall instead be held by the Agent until the earlier of (I) the first date thereafter on which no Default or Event of Default shall be in effect (in which case such payments or returns shall then be made to such other Person or Persons as the Lessee may designate) and (II) the Maturity Date or the Expiration Date, as the case may be (or, if earlier, the date of any Acceleration), in which case such amounts shall be applied and allocated in the manner contemplated by Section 8.7(b)(iv).

                       (ii) If on any date the Agent or the Lessor shall receive any amount in respect of (A) any Casualty or Condemnation pursuant to Sections 15.1(a) or 15.1(g) of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (B) the Termination Value in connection with the delivery of a Termination Notice pursuant to
               Article XVI of the Lease, or (C) the Termination Value in connection with the exercise of the Purchase Option under Section
               20.1 of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to Section 20.3 of the Lease, or (D) any payment required to be made or elected to be made by the Construction Agent to the Lessor pursuant to the terms of the Agency Agreement (other than any payment of the Maximum Amount which shall be applied and allocated pursuant to
               Section 8.7(b)(iv)), then in each case, the Lessor shall be required to pay such amount received (1) if no Event of Default has occurred, (x) to apply and allocate the proceeds respecting Sections 8.7(b)(ii)(A) and 8.7(b)(ii)(D) in accordance with
               Section 8.7(b)(iii)(B) first through sixth and (y) to apply and allocate the proceeds respecting Sections 8.7(b)(ii)(B) and 8.7(b)(ii)(C) to prepay the principal balance of the Loans and the Holder Advances, on a pro rata basis, a portion of such amount to be distributed to the Lenders and the Holders or (2) if an Event of Default has occurred, to apply and allocate the proceeds respecting Sections 8.7(b)(ii)(A) through 8.7(b)(ii)(D) in accordance with Section 8.7(b)(iii) hereof.

               (iii) (A) In each case, upon the occurrence of an Event of Default and the exercise of remedies pursuant to the Operative Agreements, an amount equal to any proceeds of the sale, lease or other disposition of the Properties or any portion thereof and any other amount payable pursuant to any Casualty or any Condemnation (whether such amounts relate to a period before or after the Construction Period Termination Date) shall be applied and allocated by the Agent first, ratably to the payment of the principal and interest of the Tranche B Loans then outstanding, second, ratably to the payment to the Holders of the outstanding principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, third, to the extent such amount exceeds the maximum amount to be returned pursuant to the foregoing provisions of this paragraph (iii), ratably to the payment of the principal and interest of the Tranche A Loans then outstanding, fourth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche B Loans, fifth, to any and all other amounts owing under the Operative Agreements to the Holders, sixth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche A Loans, and seventh, to the extent moneys remain after application and allocation pursuant to clauses first through sixth above, to the Owner Trustee for application and allocation to any and all other amounts owing to the Holders or the Owner Trustee and as the Holders shall determine; provided, where no Event of Default shall exist and be continuing and a prepayment is made for any reason with respect to less than the full amount of the outstanding principal amount of the Loans and the outstanding Holder Advances, the proceeds shall be applied and allocated in accordance with Section 8.7(b)(iii)(B) first through sixth.

                             (B) Except as otherwise expressly provided pursuant to Section 8.7(b)(iii)(A), all amounts payable with respect to any disposition of the Properties or any portion thereof (including without limitation pursuant to Article XXII of the Lease) and any amount payable in respect of excess wear and tear pursuant to Section 22.3 of the Lease (whether such amounts relate to a period before or after the Construction Period Termination Date) shall be applied and allocated by the Agent first, ratably to the payment of the principal and interest of the Tranche B Loans then outstanding, second, to the extent such amount exceeds the maximum amount to be returned pursuant to the foregoing provisions of this paragraph
                      (iii), ratably to the payment of the principal and interest of the

                      Tranche A Loans then outstanding, third, ratably to the payment to the Holders of the outstanding principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, fourth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche B Loans, fifth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche A Loans, sixth, to any and all other amounts owing under the Operative Agreements to the Holders, and seventh, to the extent moneys remain after application and allocation pursuant to clauses first through sixth above, to the Owner Trustee for application and allocation to any and all other amounts owing to the Holders or the Owner Trustee and as the Holders shall determine; provided, where no Event of Default shall exist and be continuing and a prepayment is made for any reason with respect to less than the full amount of the outstanding principal amount of the Loans and the outstanding Holder Advances, the proceeds shall be applied and allocated ratably to the Lenders and to the Holders.

                       (iv) An amount equal to (A) any such payment identified as a payment of the Maximum Amount or any payment pursuant to Section 22.1(b) of the Lease (or otherwise) of the Maximum Residual Guarantee Amount (and any such lesser amount as may be required by Section 22.1(b) of the Lease) in respect of the Properties and any such payment which derives from the Collateral Account or the escrow account described in Section
               5.11 and (B) any other amount payable upon any exercise of remedies after the occurrence of an Event of Default not covered by Sections 8.7(b)(i) or 8.7(b)(iii) above (including without limitation any amount received in connection with an Acceleration which does not represent proceeds from the sale or liquidation of the Properties), shall be applied and allocated by the Agent first, ratably, to the payment of the principal and interest balance of Tranche A Loans then outstanding, second, ratably to the payment of the principal and interest balance of the Tranche B Loans then outstanding, third, ratably to the payment of the principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, fourth, to the payment of any other amounts owing to the Lenders hereunder or under any of the other Operative Agreement, and fifth, to the extent moneys remain after application and allocation pursuant to clauses first through fourth above, to the Owner Trustee for application and allocation to Holder Advances and Holder Yield and any other amounts owing to the Holders or the Owner Trustee as the Holders shall determine.

                       (v) An amount equal to any such payment identified as Supplemental Rent shall be applied and allocated by the Agent to the payment of any amounts then owing to the Agent, the Lenders, the Holders and the other parties to the Operative Agreements (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this Section 8.7(b)) as shall be determined by the Agent in its reasonable discretion; provided, however, that Supplemental Rent received upon the exercise of remedies after the occurrence and continuance of an Event of Default in lieu of or in substitution of the Maximum Residual Guarantee Amount or as a partial payment thereon shall be applied and allocated as set forth in Section 8.7(b)(iv).

                       (vi) The Agent in its reasonable judgment shall identify the nature of each payment or amount received by the Agent and apply and allocate each such amount in the manner specified above.

               (c) Upon the payment in full of the Loans, the Holder Advances and all other amounts then due and owing by the Owner Trustee hereunder or under any Credit Document and the payment in full of all other amounts then due and owing to the Lenders, the Holders, the Agent, the Owner Trustee and the other Financing Parties pursuant to the Operative Agreements, any moneys remaining with the Agent shall be returned to the Lessee. It is agreed that, prior to the application and allocation of amounts received by the Agent in the order described in
        Section 8.7(b) above or any distribution of money to the Lessee, any such amounts shall first be applied and allocated to the payment of (i) any and all sums advanced by the Agent in order to preserve the Collateral or to preserve its Lien thereon, (ii) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Agent of its rights under the Security Documents, together with reasonable attorneys' fees and expenses and court costs and (iii) any and all other amounts reasonably owed to the Agent under or in connection with the transactions contemplated by the Operative Agreements (including without limitation any accrued and unpaid administration fees).

        8.8.   RELEASE OF PROPERTIES, ETC.

        If the Lessee shall at any time purchase any Property pursuant to the Lease, or the Construction Agent shall purchase any Property pursuant to the Agency Agreement, or if any Property shall be sold in accordance with Article XXII of the Lease, then, upon satisfaction by the Owner Trustee of its obligation to prepay the Loans, Holder Advances and all other amounts owing to the Lenders and the Holders under the Operative Agreements, the Agent is hereby authorized and directed to release such Property from the liens created by the Security Documents to the extent of its interest therein. In addition, upon the termination of the Commitments and the Holder Commitments and the payment in full of the Loans, the Holder Advances and all other amounts owing by the Owner Trustee and the Lessee hereunder or under any other Operative Agreement the Agent is hereby authorized and directed to release all of the Properties from the Liens created by the Security Documents to the extent of its interest therein. Upon request of the Owner Trustee following any such release, the Agent shall, at the sole cost and expense of the Lessee, execute and deliver to the Owner Trustee and the Lessee such documents as the Owner Trustee or the Lessee shall reasonably request to evidence such release.

                SECTION 9. CREDIT AGREEMENT AND TRUST AGREEMENT.

        9.1.   THE CONSTRUCTION AGENT'S AND THE LESSEE'S CREDIT AGREEMENT
               RIGHTS.

        Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lenders, the Holders, the Construction Agent, the Lessee and the Owner Trustee hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

               (a) the right to designate an account to which amounts funded under the Operative Agreements shall be credited pursuant to Section 2.3(a) of the Credit Agreement;

               (b)     the right to terminate the Commitments pursuant to
        Section 2.5(a) of the Credit Agreement;

               (c) the right to exercise the conversion and continuation options pursuant to Section 2.7 of the Credit Agreement;

               (d) the right to receive any notice and any certificate, in each case issued pursuant to Section 2.11(a) of the Credit Agreement;

               (e) the right to replace any Lender pursuant to Section 2.11(b) of the Credit Agreement;

               (f)     the right to approve any successor agent pursuant to
        Section 7.9 of the Credit Agreement; and

               (g) the right to consent to any assignment by a Lender to which the Lessor has the right to consent pursuant to Section 9.8 of the Credit Agreement.

        9.2.   THE CONSTRUCTION AGENT'S AND THE LESSEE'S TRUST AGREEMENT RIGHTS.

        Notwithstanding anything to the contrary contained in the Trust Agreement, the Construction Agent, the Lessee, the Owner Trustee and the Holders hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

               (a) the right to exercise the conversion and continuation options pursuant to Section 3.8 of the Trust Agreement;

               (b) the right to receive any notice and any certificate, in each case issued pursuant to Section 3.9(a) of the Trust Agreement;

               (c) the right to replace any Holder pursuant to Section 3.9(b) of the Trust Agreement;

               (d)     the right to exercise the removal options contained in
        Section 9.1 of the Trust Agreement; provided, however, that no removal of the Owner Trustee and appointment of a successor Owner Trustee by the Holders pursuant to Section 9.1 of the Trust Agreement shall be made without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee.

                        SECTION 10. TRANSFER OF INTEREST.

        10.1.  RESTRICTIONS ON TRANSFER.

        Each Lender may participate, assign or transfer all or a portion of its interest hereunder and under the other Operative Agreements in accordance with Sections 9.7 and 9.8 of the Credit Agreement; provided, that (a) in the case of an assignment only, such Lender obtains the prior consent of the Lessee, such consent not to be unreasonably withheld or delayed and (b) each Lender that participates, assigns or transfers all or a portion of its interest hereunder and under the other Operative Agreements shall deliver to the Agent a copy of each Assignment and Acceptance (as referenced in Section 9.8 of the Credit Agreement) for purposes of maintaining the Register. The Holders may, directly or indirectly, assign, convey or otherwise transfer any of their right, title or interest in or to the Trust Estate or the Trust Agreement with the prior written consent of the Agent and the Lessee (which consent shall not be unreasonably withheld or delayed) and in accordance with the terms of Section 11.8(b) of the Trust Agreement. The Owner Trustee may, subject to the rights of the Lessee under the Lease and the other Operative Agreements and to the Lien of the applicable Security Documents but only with the prior written consent of the Agent (which consent may be withheld by the Agent in its sole discretion) and (provided, no Default or Event of Default has occurred and is continuing) with the consent of the Lessee, directly or indirectly, assign, convey, appoint an agent with respect to enforcement of, or otherwise transfer any of its right, title or interest in or to any Property, the Lease, the Trust Agreement and the other Operative Agreements (including without limitation any right to indemnification thereunder), or any other document relating to a Property or any interest in a Property as provided in the Trust Agreement and the Lease. The provisions of the immediately preceding sentence shall not apply to the obligations of the Owner Trustee to transfer Property to the Lessee or a third party purchaser pursuant to Article XXII of the Lease upon payment for such Property in accordance with the terms and conditions of the Lease. Neither the Lessee nor the Construction Agent may assign any of the Operative Agreements or any of their respective rights or obligations thereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and the Lessor.

        10.2.  EFFECT OF TRANSFER.

        From and after any transfer effected in accordance with this Section 10, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor shall remain liable hereunder and under such other documents to the extent that the transferee shall not have assumed the obligations of the transferor thereunder. Upon any transfer by the Owner Trustee, a Holder or a Lender as above provided, any such transferee shall assume the obligations of the Owner Trustee, the Holder or the Lender, as the case may be, and shall be deemed an "Owner Trustee", "Holder", or "Lender", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this Section 10, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including without limitation rights to indemnification under any such document.


                          SECTION 11. INDEMNIFICATION.

        11.1.  GENERAL INDEMNITY.

        Subject to and limited by in all respects the provisions of Sections
11.6 through 11.8 and whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person, as determined by a court of competent jurisdiction or to the extent the subject matter of such Claims arise solely from events or circumstances arising after the Expiration Date) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, occupancy, operation, maintenance repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of any Property or any part thereof, including without limitation the acquisition, holding or disposition of any interest in the Property, lease or agreement comprising a portion of any thereof; (b) any latent or other defects in any Property or any portion thereof whether or not discoverable by an Indemnified Person or the Indemnity Provider; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage to any property or the environment relating to the Property, the Lease, the Agency Agreement or the Indemnity Provider; (d) the Operative Agreements, or any transaction contemplated thereby; (e) any breach by the Indemnity Provider of any of its representations or warranties under the Operative Agreements to which the Indemnity Provider is a party or failure by the Indemnity Provider to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; (f) the transactions contemplated hereby or by any other Operative Agreement, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; (g) personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort; and (h) any fees, expenses and/or other assessments by any business park or any other applicable entity with oversight responsibility for the applicable Property.

        If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Claim for which the Indemnified Person is entitled to indemnification hereunder, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim without the consent of the Indemnity Provider for thirty (30) days after the receipt of such notice by the Indemnity Provider; provided, however, that in the case of any such Claim, if action shall be required by law or regulation to be taken prior to the end of such period of thirty (30) days, such Indemnified Person shall endeavor to, in such notice to the Indemnity Provider, inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim without the consent of the Indemnity Provider before seven (7) days before the end of such shorter period; provided, further, that the failure of such Indemnified Person to give the notices referred to in this sentence shall not diminish the Indemnity Provider's obligation hereunder except and only to the extent such failure precludes in all respects or materially prejudices the Indemnity Provider in respect of contesting such Claim and, in the case of any such material prejudice, the Indemnity Provider's obligation hereunder shall be diminished only to the extent of such material prejudice.

        If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to respond to such Claim), the Indemnity Provider shall request in writing that such Indemnified Person respond to such Claim, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such action (including without limitation by pursuit of appeals) (provided, however, that (A) if such Claim, in the Indemnity Provider's reasonable discretion, can be pursued by the Indemnity Provider on behalf of or in the name of such Indemnified Person, the Indemnified Person, at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control the response to such Claim and (B) in the case of any Claim (and notwithstanding the provisions of the foregoing subsection (A)), the Indemnified Person may request the Indemnity Provider to conduct and control the response to such Claim (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld; provided, however, that any Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a conflict of interest between such Indemnified Person and the Indemnity Provider)) by, in the sole discretion of the Person conducting and controlling the response to such Claim
(1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time.

        The party controlling the response to any Claim shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of the response to such Claim; provided, that all decisions ultimately shall be made in the discretion of the controlling party. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the response to such Claim and may settle such Claim if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Claim (and any future Claim, the pursuit of which is precluded by reason of such resolution of such Claim) and shall pay to the Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this Section
11.1 by way of indemnification or advance for the payment of an amount regarding such Claim.

        Notwithstanding the foregoing provisions of this Section 11.1, an Indemnified Person shall not be required to take any action and the Indemnity Provider shall not be permitted to respond to any Claim in its own name or that of the Indemnified Person unless (A) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with such Claim, including without limitation all reasonable legal, accounting and investigatory fees and disbursements and the Indemnity Provider shall have agreed that the Claim is an indemnifiable Claim hereunder, (B) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (C) if such Claim shall involve the payment of any amount prior to the resolution of such Claim, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the amount that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person) prior to the date such payment is due, (D) no Event of Default shall have occurred and be continuing. In no event shall an Indemnified Person be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnified Person shall not be required to contest any Claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 11.1, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent counsel selected by the Indemnity Provider and reasonably acceptable to the Indemnified Person stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest. In no event shall the Indemnity Provider be permitted to adjust or settle any Claim without the consent of the Indemnified Person to the extent any such adjustment or settlement involves, or is reasonably likely to involve, any performance by or adverse admission by or with respect to the Indemnified Person.

        11.2.  GENERAL TAX INDEMNITY.

               (a) Subject to and limited by in all respects the provisions of Sections 11.6 through 11.8, the Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions.

               (b) Notwithstanding anything to the contrary in Section 11.2(a) hereof, the following shall be excluded from the indemnity required by Section 11.2(a) (collectively, the "Excluded Taxes"):

                       (i) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Indemnified

               Person (other than the Lessor, the Owner Trustee and the Trust) by the United States federal government that are based on or measured by the gross or net income or gross or net receipts (including without limitation taxes based on capital gains and minimum taxes or taxes measured on, by or in the nature of capital net worth, excess profits, items of tax preference, capital stock or franchise, business privilege or doing business taxes) of such Person; provided, that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                       (ii) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Indemnified Person (other than the Lessor, the Owner Trustee and the Trust) by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are based upon or measured by the gross or net income or gross or net receipts (including without limitation taxes based on capital gains and minimum taxes or taxes measured on, by or in the nature of capital net worth, excess profits, items of tax preference, capital stock or franchise, business privilege or doing business taxes) of such Person; provided that such Taxes shall not be excluded under this subparagraph (ii) to the extent such Taxes would have been imposed had the location, possession or use of any Property in, the location or the operation of the Lessee in, or the Lessee's making payments under the Operative Agreements from, the jurisdiction imposing such Taxes been the sole connection between such Indemnified Person and the jurisdiction imposing such Taxes; provided, further, that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                       (iii) any Tax to the extent it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Tax that relates to such termination, redelivery or sale and/or to any period prior to such termination, redelivery or sale);

                       (iv) any Taxes which are imposed on an Indemnified Person as a result of the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, but not Taxes imposed as a result of ordinary negligence of such Indemnified Person;

                       (v) Taxes imposed on or payable by a Tax Indemnitee to the extent such Taxes would not have been imposed but for a breach by the Tax Indemnitee or any Affiliate thereof of any representations, warranties or covenants set forth in the Operative Agreements (unless such breach was in turn caused by a breach by the Lessee of its representations, warranties or covenants set forth in the Operative Agreements); and

                       (vi) Taxes or Impositions imposed on an Indemnified Person if, as a direct result of an event giving rise to an indemnity payment, such Indemnified Person actually receives a credit (or otherwise has a reduction in liability for Taxes) in respect thereof against Taxes that are not indemnified under the Operative Agreements (but only to the extent such credit is not taken into account in calculating the indemnity payment on an After Tax Basis).

               (c)     (i)     Subject to the terms of Section 11.2(f), the
               Indemnity Provider shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment.

                       (ii) In the case of Impositions for which no contest is conducted pursuant to Section 11.2(f) and which the Indemnity Provider pays directly to the taxing authorities, the Indemnity Provider shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Indemnity Provider reimburses an Indemnified Person, the Indemnity Provider shall do so within thirty (30) days after receipt by the Indemnity Provider of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including without limitation the computation of the amount payable), accompanied by receipts or other reasonable evidence of such demand. In the case of Impositions for which a contest is conducted pursuant to Section 11.2(f), the Indemnity Provider shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 11.2(f).

                       (iii) At the Indemnity Provider's request, the amount of any indemnification payment by the Indemnity Provider pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Indemnity Provider and the Indemnified Person. The fees and expenses of such independent public accounting firm shall be paid by the Indemnity Provider unless such verification shall result in an adjustment in the Indemnity Provider's favor of fifteen percent (15%) or more of the payment as computed by the Indemnified Person, in which case such fee shall be paid by the Indemnified Person.

               (d) The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of each Property and any other tax returns required for the Owner Trustee respecting the transactions described in the Operative Agreements. In case any other report or tax return shall be required to be made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a) and of which the Indemnity Provider has knowledge or should have knowledge, the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the Indemnity Provider that such Indemnified Person intends to prepare and file such report or return)
        (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in the Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Indemnity Provider under or arising out of subsection (a), provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a). Such Indemnified Person shall, upon the Indemnity Provider's request and at the Indemnity Provider's expense, provide any data maintained by such Indemnified Person (and not otherwise available to or within the control of the Indemnity Provider) with respect to each Property which the Indemnity Provider may reasonably require to prepare any required tax returns or reports.

               (e) As between the Indemnity Provider on one hand, and each Financing Party on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless each Financing Party (without duplication of any indemnification required by this Section 11.2 on an After Tax Basis against, any obligation for United States or foreign withholding taxes or similar levies, imposts, charges, fees, deductions or withholdings (collectively, "Withholdings") imposed in respect of the interest payable on the Notes, Holder Yield payable on the Certificates or with respect to any other payments under the Operative Agreements (all such payments being referred to herein as "Exempt Payments" to be made without deduction, withholding or set off) (and, if any Financing Party receives a demand for such payment from any taxing authority or a Withholding is otherwise required with respect to any Exempt Payment, the Indemnity Provider shall discharge such demand on behalf of such Financing Party); provided, however, that the obligation of the Indemnity Provider under this Section 11.2(e) shall not apply to:

                       (i) Withholdings on any Exempt Payment to any Financing Party which is a non-U.S. Person unless such Financing Party is, on the date hereof (or on the date it becomes a Financing Party hereunder) and on the date of any change in the principal place of business or the lending office of such Financing Party, entitled to submit a Form 1001 (relating to such Financing Party and entitling it to a complete exemption from Withholding on such Exempt Payment) or Form 4224 or is otherwise subject to exemption from Withholding with respect to such Exempt Payment (except where the failure of the exemption results from a change in the principal place of business of the Lessee; provided if a failure of exemption for any Financing Party results from a change in the principal place of business or lending office of any other Financing Party, then such other Financing Party shall be liable for any Withholding or indemnity with respect thereto), or



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                       (ii)    Any U.S. Taxes imposed solely by reason of the
               failure by a non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

        For the purposes of this Section 11.2(e), (A) "U.S. Person" shall mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income, (B) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America and (D) "Form 4224" shall mean Form 4224(R) (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates). Each of the Forms referred to in the foregoing clauses (C) and
        (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

               If a Financing Party or an Affiliate with whom such Financing Party files a consolidated tax return (or equivalent) subsequently receives the benefit in any country of a tax credit or an allowance resulting from U.S. Taxes with respect to which it has received a payment of an additional amount under this Section 11.2(e), such Financing Party will pay to the Indemnity Provider such part of that benefit as in the opinion of such Financing Party will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided always that (i) such Financing Party will be the sole judge of the amount of any such benefit and of the date on which it is received,
        (ii) such Financing Party will have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and (iii) such Financing Party will not be obliged to disclose to the Indemnity Provider any information regarding its tax affairs or tax computations.

               Each non-U.S. Person that shall become a Financing Party after the date hereof shall, upon the effectiveness of the related transfer or otherwise upon becoming a Financing Party hereunder, be required to provide all of the forms and statements referenced above or other evidences of exemption from Withholdings.

               (f) If a written Claim is made against any Indemnified Person or if any

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        proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Impositions, the provisions in Section 11.1 relating to notification and rights to contest shall apply; provided, however, that the Indemnity Provider shall have the right to conduct and control such contest only if such contest involves a Tax other than a Tax on net income of the Indemnified Person and can be pursued independently from any other proceeding involving a Tax liability of such Indemnified Person.

        11.3.  INCREASED COSTS, ILLEGALITY, ETC.

               (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request hereafter adopted, promulgated or made by any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Financing Party of agreeing to make or making, funding or maintaining Advances, then the Lessee shall from time to time, upon demand by such Financing Party (with a copy of such demand to the Agent but subject to the terms of Section 2.11 of the Credit Agreement and 3.9 of the Trust Agreement, as the case may be), pay to the Agent for the account of such Financing Party additional amounts sufficient to compensate such Financing Party for such increased cost. A certificate as to the amount of such increased cost, submitted to the Lessee and the Agent by such Financing Party, shall be conclusive and binding for all purposes, absent manifest error.

               (b) Subject to the last sentence of this Section 11.3(b), if any Financing Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law, but in each case promulgated or made after the date hereof) affects or would affect the amount of capital required or expected to be maintained by such Financing Party or any corporation controlling such Financing Party and that the amount of such capital is increased by or based upon the existence of such Financing Party's commitment to make Advances and other commitments of this type or upon the Advances, then, upon demand by such Financing Party (with a copy of such demand to the Agent but subject to the terms of Section 2.11 of the Credit Agreement and 3.9 of the Trust Agreement), the Lessee shall pay to the Agent for the account of such Financing Party, from time to time as specified by such Financing Party, additional amounts sufficient to compensate such Financing Party or such corporation in the light of such circumstances, to the extent that such Financing Party reasonably determines such increase in capital to be allocable to the existence of such Financing Party's commitment to make such Advances. A certificate as to such amounts submitted to the Lessee and the Agent by such Financing Party shall be conclusive and binding for all purposes, absent manifest error. Prior to the Construction Period Termination Date for any particular Property, this Section 11.3(b) shall only apply to Eurodollar Holder Advances and Eurodollar Loans.

               (c) Without affecting its rights under Sections 11.3(a), 11.3(b) or any other provision of any Operative Agreement, each Financing Party agrees that if there is any increase in any cost to or reduction in any amount receivable by such Financing Party

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

        with respect to which the Lessee would be obligated to compensate such Financing Party pursuant to Sections 11.3(a) or 11.3(b), such Financing Party shall use reasonable efforts to select an alternative office for Advances which would not result in any such increase in any cost to or reduction in any amount receivable by such Financing Party; provided, however, that no Financing Party shall be obligated to select an alternative office for Advances if such Financing Party determines that
        (i) as a result of such selection such Financing Party would be in violation of any applicable law, regulation, treaty, or guideline, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or materially inconsistent with the interests of such Financing Party.

               (d) With reference to the obligations of the Lessee set forth in Sections 11.3(a) through 11.3(c), the Lessee shall not have any obligation to pay to any Financing Party amounts owing under such Sections for any period which is more than 270 days prior to the date upon which the request for payment therefor is delivered to the Lessee.

               (e) Notwithstanding any other provision of this Agreement, if any Financing Party shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Financing Party to perform its obligations hereunder to make or maintain Eurodollar Loans or Eurodollar Holder Advances, as the case may be, then (i) each Eurodollar Loan or Eurodollar Holder Advance, as the case may be, will automatically, at the earlier of the end of the Interest Period for such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, or the date required by law, convert into an ABR Loan or an ABR Holder Advance, as the case may be, and (iii) the obligation of the Financing Parties to make, convert or continue Eurodollar Loans or Eurodollar Holder Advances, as the case may be, shall be suspended until the Agent shall notify the Lessee that such Financing Party has determined that the circumstances causing such suspension no longer exist.

        11.4.  FUNDING/CONTRIBUTION INDEMNITY.

        Subject to the provisions of Section 2.11(a) of the Credit Agreement and 3.9(a) of the Trust Agreement, as the case may be, the Lessee agrees to indemnify each Financing Party and to hold each Financing Party harmless from any loss or reasonable expense which such Financing Party may sustain or incur as a consequence of (a) any default in connection with the drawing of funds for any Advance, (b) any default in making any prepayment after a notice thereof has been given in accordance with the provisions of the Operative Agreements or (c) the making of a voluntary or involuntary payment of Eurodollar Loans or Eurodollar Holder Advances, as the case may be, on a day which is not the last day of an Interest Period with respect thereto. Such indemnification shall be in an amount equal to the excess, if any, of (x) the amount of interest or Holder Yield, as the case may be, which would have accrued on the amount so paid, or not so borrowed, accepted, converted or continued for the period from the date of such payment or of such failure to borrow, accept, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, accept, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable

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

Eurodollar Rate plus the Applicable Percentage for such Loan or Holder Advance, as the case may be, for such Interest Period over (y) the amount of interest (as determined by such Financing Party in its reasonable discretion) which would have accrued to such Financing Party on such amount by (i) (in the case of the Lenders) reemploying such funds in loans of the same type and amount during the period from the date of payment or failure to borrow to the last day of the then applicable Interest Period (or, in the case of a failure to borrow, the Interest Period that would have commenced on the date of such failure) and (ii) (in the case of the Holders) placing such amount on deposit for a comparable period with leading banks in the relevant interest rate market. This covenant shall survive the termination of the Operative Agreements and the payment of all other amounts payable hereunder.

        11.5. EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT LIABILITY, ETC.

        SUBJECT TO AND LIMITED BY IN ALL RESPECTS THE PROVISIONS OF SECTION 11.6 THROUGH 11.8 AND WITHOUT LIMITING THE GENERALITY OF THE INDEMNIFICATION PROVISIONS OF ANY AND ALL OF THE OPERATIVE AGREEMENTS, EACH PERSON PROVIDING INDEMNIFICATION OF ANOTHER PERSON UNDER ANY OPERATIVE AGREEMENT HEREBY FURTHER EXPRESSLY RELEASES EACH BENEFICIARY OF ANY SUCH INDEMNIFICATION FROM ALL CLAIMS FOR LOSS OR DAMAGE, DESCRIBED IN ANY OPERATIVE AGREEMENT, CAUSED BY ANY ACT OR OMISSION ON THE PART OF ANY SUCH BENEFICIARY ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY, AND INDEMNIFIES, EXONERATES AND HOLDS EACH SUCH BENEFICIARY FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, CLAIMS, LOSSES, COSTS, LIABILITIES, DAMAGES AND EXPENSES (INCLUDING WITHOUT LIMITATION ATTORNEY'S FEES AND EXPENSES), DESCRIBED ABOVE, INCURRED BY ANY SUCH BENEFICIARY (IRRESPECTIVE OF WHETHER ANY SUCH BENEFICIARY IS A PARTY TO THE ACTION FOR WHICH INDEMNIFICATION UNDER THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT IS SOUGHT) ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY.

        11.6.  ADDITIONAL PROVISIONS REGARDING ENVIRONMENTAL INDEMNIFICATION.

        Each and every Indemnified Person shall at all times have the rights and benefits, and the Indemnity Provider shall have the obligations, in each case provided pursuant to the Operative Agreements with respect to environmental matters, violations of any Environmental Law, any Environmental Claim or other loss of or damage to any property or the environment relating to any Property, the Lease, the Agency Agreement or the Indemnity Provider (including without limitation the rights and benefits provided pursuant to Section 11.1(c)).

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

        11.7.  ADDITIONAL PROVISIONS REGARDING INDEMNIFICATION.

        Notwithstanding the provisions of Sections 11.1, 11.2, 11.3, 11.4 and
11.5 (other than with respect to matters concerning environmental indemnification referenced in Section 11.6), (a) the Owner Trustee shall be the only beneficiary of the provisions set forth in Sections 11.1, 11.2, 11.3, 11.4 and 11.5 (again, subject to the immediately preceding parenthetical phrase) with respect to each Property solely for the period prior to the earlier to occur of the applicable Completion Date or Construction Period Termination Date for such Property, as applicable, (b) such limited rights of indemnification referenced in Section 11.7(a) (to the extent relating to third-party claims) shall be limited to third-party claims caused by or resulting from the Indemnity Provider's acts or omissions and/or all other Persons acting by, through or under the Indemnity Provider. After the earlier to occur of the applicable Completion Date or Construction Period Termination Date for such Property, as applicable, each Indemnified Person shall be a beneficiary of the provisions set forth in Sections 11.1, 11.2, 11.3, 11.4 and 11.5. Lessee shall not be obligated to indemnify an Indemnified Party for any Claim to the extent such Claim is directly attributable to the imposition of a Lessor Lien that such Indemnified Party is responsible for discharging under the Operative Agreements.

        11.8. INDEMNIFICATIONS PROVIDED BY THE OWNER TRUSTEE IN FAVOR OF THE OTHER INDEMNIFIED PERSONS.

        To the extent the Indemnity Provider is not obligated to indemnify each Indemnified Person with respect to the various matters described in this Section 11.8, the Owner Trustee shall provide such indemnities (but only to the extent amounts sufficient to pay such indemnity are funded by the Lenders and the Holders) in favor of each Indemnified Person in accordance with this Section
11.8 and shall pay all such amounts owed with respect to this Section 11.8 with amounts advanced by the Lenders and the Holders (a) to the extent, but only to the extent, amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments (subject to the rights of the Lenders and the Holders to increase their respective commitment amounts in accordance with the provisions of Section 5.9) and (b) unless each Lender and each Holder has declined in writing to fund such amount. Notwithstanding any other provision in any other Operative Agreement to the contrary, all amounts so advanced shall be deemed added (ratably, based on the ratio of the Property Cost for each Property individually to the Aggregate Property Cost of all Properties at such time) to the Property Cost of all Properties then subject to the terms of the Operative Agreements.

        Whether or not any of the transactions contemplated hereby shall be consummated, the Owner Trustee hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, as opposed to gross negligence or willful misconduct imputed to such Indemnified Person or breach of such Indemnified Person's obligations under this Agreement, the Lease or any other Operative Agreement) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or


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enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of the matters set forth in Sections 11.1(a) through 11.1(h).

        The Owner Trustee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions. Notwithstanding anything to the contrary in this paragraph, the Excluded Taxes shall be excluded from the indemnity provisions afforded by this paragraph.

        THE INDEMNITY OBLIGATIONS UNDERTAKEN BY THE OWNER TRUSTEE PURSUANT TO THIS SECTION 11.8 ARE IN ALL RESPECTS SUBJECT TO THE LIMITATIONS ON LIABILITY REFERENCED IN SECTION 12.9.


                           SECTION 12. MISCELLANEOUS.

        12.1.  SURVIVAL OF AGREEMENTS.

        The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of the Operative Agreements, the transfer of any Property to the Owner Trustee, the acquisition of any Property (or any of its components), the construction of any Improvements, the Completion of any Property, any disposition of any interest of the Owner Trustee in any Property or any interest of the Holders in the Trust Estate, the payment of the Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

        12.2.  NOTICES.

        All notices required or permitted to be given under any Operative Agreement shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by telex, facsimile, or other telecommunication device capable of transmitting or creating a written record; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Couriered notices shall be deemed delivered when delivered as addressed, or if the addressee refuses delivery, when presented for delivery notwithstanding such refusal. Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Unless a party changes its address by giving notice to the other party as provided

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herein, notices shall be delivered to the parties at the following addresses:

               If to the Construction Agent or the Lessee, to such entity at the following address:

                      Lexicon Genetics Incorporated
                      4000 Research Forest Drive
                      The Woodlands, Texas  77381
                      Attention:    John Dodson
                                    Director of Administration and Finance
                      Telephone:    (281) 364-3222
                      Telecopy:     (281) 414-9125

               If to the Owner Trustee, to it at the following address:

                      First Security Bank, National Association
                      79 South Main Street, Third Floor
                      Salt Lake City, Utah 84111
                      Attention:    Val T. Orton,
                                    Vice President
                      Telephone:    (801) 246-5300
                      Telecopy:     (801) 246-5053

               If to the Holders, to each such Holder at the address set forth for such Holder on Schedule I of the Trust Agreement.

               If to the Agent, to it at the following address:

                      Bank of America, N.A.
                      Bank of America Tower
                      515 Congress Avenue
                      Mailcode:  TX9-329-11-01
                      Austin, Texas  78701-3503
                      Attention:    W. Wade Morgan
                      Telephone:    (512) 397-2241
                      Telecopy:     (512) 397-2052

               If to any Lender, to it at the address set forth for such Lender in Schedule 2.1 of the Credit Agreement.

               From time to time any party may designate additional parties and/or another address for notice purposes by notice to each of the other parties hereto. Each notice hereunder shall be effective upon receipt or refusal thereof.

        12.3.  COUNTERPARTS.

        This Agreement may be executed by the parties hereto in separate counterparts, each of

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which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one (1) and the same instrument.

        12.4.  TERMINATIONS, AMENDMENTS, WAIVERS, ETC.; UNANIMOUS VOTE MATTERS.

        Each Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by, subject to Article VIII of the Trust Agreement regarding termination of the Trust Agreement, the Majority Secured Parties and the Lessee and/or the Construction Agent (to the extent the Lessee and/or the Construction Agent is a party to such Basic Document); provided, to the extent no Default or Event of Default shall have occurred and be continuing, the Majority Secured Parties shall not amend, supplement, waive or modify any provision of any Basic Document in such a manner as to adversely affect the rights of the Lessee and/or the Construction Agent without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee and/or the Construction Agent; and provided further, that the Lessee shall in no event have the right to consent to modifications to the terms of (a) the Credit Agreement required by the Lenders pursuant to Section 2.6(e) of the Credit Agreement in connection with an extension of the maturity date of the Loans beyond the Basic Term Expiration Date or (b) the Trust Agreement required by the Holders pursuant to Section 3.3 of the Trust Agreement in connection with an extension of the maturity date of the Holder Advances beyond the Basic Term Expiration Date. Each Operative Agreement which is not a Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by the parties thereto and (without the consent of any other Financing Party) the Agent. In addition, the Unanimous Vote Matters shall require the consent of each Lender and each Holder affected by such matter.

        Notwithstanding the foregoing, no such termination, amendment, supplement, waiver or modification shall, without the consent of the Agent and, to the extent affected thereby, each Lender and each Holder (collectively, the "Unanimous Vote Matters") (i) reduce the Lender Commitments and/or the Holder Commitments except as otherwise provided in Section 2.5 of the Credit Agreement and Section 3.1(e) of the Trust Agreement, extend the scheduled date of maturity of any Note, extend the scheduled Expiration Date, extend any payment date of any Note or Certificate, reduce the stated rate of interest payable on any Note, reduce the stated Holder Yield payable on any Certificate (other than as a result of waiving the applicability of any post-default increase in interest rates or Holder Yields), modify the priority of any Lien in favor of the Agent under any Security Document, subordinate any obligation owed to such Lender or Holder, reduce any Lender Unused Fees or any Holder Unused Fees payable to such Lender or Holder (as the case may be) under this Participation Agreement, extend the scheduled date of payment of any Lender Unused Fees or any Holder Unused Fees payable to such Lender or Holder (as the case may be), or extend the expiration date of such Lender's Commitment or the Holder Commitment of such Holder, or (ii) terminate, amend, supplement, waive or modify any provision of this Section 12.4 or reduce the percentages specified in the definitions of Majority Lenders, Majority Holders or Majority Secured Parties, or consent to the assignment or transfer by the Owner Trustee of any of its rights and obligations under any Credit Document or release a material portion of the Collateral (except in accordance with Section 8.8) or release the Lessee from its obligations under any Operative Agreement or otherwise alter any payment obligations of the Lessee to the Lessor or any Financing Party under the Operative Agreements, or (iii)

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

terminate, amend, supplement, waive or modify any provision of Section 7 of the Credit Agreement (which shall also require the consent of the Agent), or (iv) eliminate the automatic option under Section 5.3(b) of the Agency Agreement requiring that the Construction Agent pay certain liquidated damages in exchange for the conveyance of a Property to the Construction Agent, or (v) permit the extension of the Construction Period beyond the date that is two (2) years from the Initial Closing Date. Any such termination, amendment, supplement, waiver or modification shall apply equally to each of the Lenders and the Holders and shall be binding upon all the parties to this Agreement. In the case of any waiver, each party to this Agreement shall be restored to its former position and rights under the Operative Agreements, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. The parties to this Agreement agree that any increase in the aggregate Lender Commitments and/or any increase in the Holder Commitments shall be a matter decided by the Majority Secured Parties; provided, the Lender Commitment of any Lender shall not be increased without its consent (which consent may be given or withheld in the sole discretion of such Lender) and the Holder Commitment of any Holder shall not be increased without its consent (which consent may be given or withheld in the sole discretion of such Holder).

        If at a time when the conditions precedent set forth in the Operative Agreements to any Loan are, in the opinion of the Majority Lenders, satisfied, any Lender shall fail to fulfill its obligations to make such Loan (any such Lender, a "Defaulting Lender") then, for so long as such failure shall continue, the Defaulting Lender shall (unless the Lessee and the Majority Lenders, determined as if the Defaulting Lender were not a "Lender", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Loans, shall not be treated as a "Lender" when performing the computation of Majority Lenders or Majority Secured Parties, and shall have no rights under this Section 12.4; provided that any action taken pursuant to the second paragraph of this Section 12.4 shall not be effective as against the Defaulting Lender. Nothing herein shall relieve the Defaulting Lender from any of its obligations under the Operative Agreements.

        If at a time when the conditions precedent set forth in the Operative Agreements to any Holder Advance are, in the opinion of the Majority Holders, satisfied, any Holder shall fail to fulfill its obligations to make such Holder Advance (any such Holder, a "Defaulting Holder") then, for so long as such failure shall continue, the Defaulting Holder shall (unless the Lessee and the Majority Holders, determined as if the Defaulting Holder were not a "Holder", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Holder Advances, shall not be treated as a "Holder" when performing the computation of Majority Holders or Majority Secured Parties, and shall have no rights under this Section 12.4; provided that any action taken pursuant to the second paragraph of this Section 12.4 shall not be effective as against the Defaulting Holder. Nothing herein shall relieve the Defaulting Holder from any of its obligations under the Operative Agreements.

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        12.5.  HEADINGS, ETC.

        The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

        12.6.  PARTIES IN INTEREST.

        Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

        12.7. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; VENUE.

               (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW). Any legal action or proceeding with respect to this Agreement or any other Operative Agreement may be brought in the courts of the State of North Carolina in Mecklenburg County or of the United States for the Western District of North Carolina, and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the parties to this Agreement further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 12.2, such service to become effective three
        (3) days after such mailing. Nothing herein shall affect the right of any party to serve process in any other manner permitted by Law or to commence legal proceedings or to otherwise proceed against any party in any other jurisdiction.

               (b)     EACH OF THE PARTIES HERETO IRREVOCABLY AND
        UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

               (c) Each of the parties to this Agreement hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Operative Agreement brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

        12.8.  SEVERABILITY.

        Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        12.9.  LIABILITY LIMITED.

               (a) The Lenders, the Agent, the Lessee, the Owner Trustee and the Holders each acknowledge and agree that the Owner Trustee is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement and to the extent otherwise provided in Section 6.1 of this Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that the Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Agreements.

               (b) Anything to the contrary contained in this Agreement, the Credit Agreement, the Notes or in any other Operative Agreement notwithstanding, no Exculpated Person shall be personally liable in any respect for any liability or obligation arising hereunder or in any other Operative Agreement including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in the Credit Agreement, the Notes, this Agreement, the Security Agreement or any of the other Operative Agreements. The Lenders, the Holders and the Agent agree that, in the event any remedies under any Operative Agreement are pursued, neither the Lenders, the Holders nor the Agent shall have any recourse against any Exculpated Person, for any deficiency, loss or Claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Trust Estate (excluding Excepted Payments) and the Lessee (with respect to the Lessee's obligations under the Operative Agreements); but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate (excluding Excepted Payments) in respect of any and all liabilities, obligations and undertakings contained herein and/or in any other Operative Agreement. Notwithstanding the provisions of this Section, nothing in any Operative Agreement shall: (i) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes and/or the Certificates arising under any Operative Agreement or secured by any Operative Agreement, but the same shall continue until paid or discharged; (ii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the damages arising by reason of): active waste knowingly committed by any Exculpated Person with respect to any Property, any fraud, gross negligence or willful misconduct on the part of any Exculpated Person; (iii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the moneys misappropriated, misapplied or not turned over) (A) except for Excepted Payments, misappropriation or misapplication by the Lessor (i.e., application in a manner contrary to any of the Operative Agreements) of any insurance proceeds or condemnation award paid or delivered to the Lessor by any Person other than the Agent, (B) except for Excepted Payments, any deposits or any escrows or amounts owed by the Construction Agent under the Agency Agreement held by the Lessor or (C) except for Excepted Payments, any rent or other income received by the Lessor from the Lessee that is not turned over to the Agent; or (iv) affect or in any way limit the Agent's rights and remedies under any Operative Agreement with respect to the Rents and rights and powers of the Agent under the Operative Agreements or to obtain a judgment against the Lessee's interest in the Properties or the Agent's rights and powers to obtain a judgment against the Lessor (provided, that no deficiency judgment or other money judgment shall be enforced against any Exculpated Person except to the extent of the Lessor's interest in the Trust Estate (excluding Excepted Payments) or to the extent the Lessor may be liable as otherwise contemplated in clauses (ii) and (iii) of this Section 12.9(b)).

        12.10. RIGHTS OF THE LESSEE.

        If at any time all obligations (i) of the Owner Trustee under the Credit Agreement, the Security Documents and the other Operative Agreements and (ii) of the Lessee under the Operative Agreements have in each case been satisfied or discharged in full, then the Lessee shall be entitled to (a) terminate the Lease and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to any of the Properties. Upon the termination of the Lease pursuant to the foregoing clause (a), the Lessor shall transfer to the Lessee all of its right, title and interest free and clear of the Lien of the Lease, the Lien of the Security Documents and all Lessor Liens in and to any Properties then subject to the Lease and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee.

        12.11. FURTHER ASSURANCES.

        The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including without limitation the preparation, execution and filing of any and all Uniform Commercial Code financing statements, filings of Mortgage Instruments and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including without limitation any action specified in the preceding sentence), or (if the Owner Trustee shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement. In addition, in connection with the sale or other disposition of any Property or any portion thereof, the Lessee agrees to execute such instruments of conveyance as may be reasonably required in connection therewith.

        12.12. CALCULATIONS UNDER OPERATIVE AGREEMENTS.

        The parties hereto agree that all calculations and numerical determinations to be made under the Operative Agreements by the Owner Trustee shall be made by the Agent and that such calculations and determinations shall be conclusive and binding on the parties hereto in the absence of manifest error.

        12.13. CONFIDENTIALITY.

        Each Financing Party agrees to keep confidential any information furnished or made available to it by the Lessee or any of its Subsidiaries pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any Financing Party from disclosing such information (a) to any other Financing Party or any Affiliate of any Financing Party, or any officer, director, employee, agent, or advisor of any Financing Party or Affiliate of any Financing Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Financing Party other than as a result of a disclosure by any Financing Party prohibited by this Agreement, (g) in connection with any litigation to which such Financing Party or any of its Affiliates may be a party (if such Financing Party, in its reasonable good faith judgment, believes such disclosure is necessary, appropriate or beneficial), (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Operative Agreement, and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee.

        12.14. FINANCIAL REPORTING/TAX CHARACTERIZATION.

        Lessee agrees to obtain advice from its own accountants and tax counsel regarding the financial reporting treatment and the tax characterization of the transactions described in the Operative Agreements. Lessee further agrees that Lessee shall not rely upon any statement of any Financing Party or any of their respective Affiliates and/or Subsidiaries regarding any such financial reporting treatment and/or tax characterization. Lessee further agrees that no Financing Party shall have any liability (including without limitation with respect to any act or omission on the part of any Financing Party) with respect to the financial reporting treatment and/or the tax characterization of the transactions described in the Operative Agreements.

        12.15. SET-OFF.

        In addition to any rights now or hereafter granted under applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders, the Holders, their respective Affiliates and any assignee or participant of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements are hereby authorized by the Lessee at any time or from time to time during such period, without notice to the Lessee or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, time or demand, including without limitation indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, the Holders, their respective Affiliates or any assignee or participant of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements to or for the credit or the account of the Lessee against and on account of the obligations of the Lessee under the Operative Agreements irrespective of whether or not (a) the Lenders or the Holders shall have made any demand under any Operative Agreement or (b) the Agent shall have declared any or all of the obligations of the Lessee under the Operative Agreements to be due and payable and although such obligations shall be contingent or unmatured. Notwithstanding the foregoing, neither the Agent nor any other Financing Party shall exercise, or attempt to exercise, any right of setoff, banker's lien, or the like, against any deposit account or property of the Lessee held by the Agent or any other Financing Party, without the prior written consent of the Majority Secured Parties, and any Financing Party violating this provision shall indemnify the Agent and the other Financing Parties from any and all costs, expenses, liabilities and damages resulting therefrom. The contractual restriction on the exercise of setoff rights provided in the foregoing sentence is solely for the benefit of the Agent and the Financing Parties and may not be enforced by the Lessee.

                            [signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


CONSTRUCTION AGENT
AND LESSEE:                         LEXICON GENETICS INCORPORATED, as
                                    the Construction Agent and as the Lessee


                                    By:    /s/ Julia P. Gregory
                                           ------------------------------------
                                    Name:      Julia P. Gregory
                                           ------------------------------------
                                    Title:     EVP & CFO
                                           ------------------------------------


OWNER TRUSTEE
AND LESSOR:                         FIRST SECURITY BANK, NATIONAL
                                    ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the Lexi Trust 2000-1


                                    By:    /s/ C. Scott Nielsen
                                           ------------------------------------
                                    Name:      C. Scott Nielsen
                                           ------------------------------------
                                    Title:     Vice President
                                           ------------------------------------


AGENT AND LENDER:                   BANK OF AMERICA, N.A.,
                                    as a Lender and as the Agent


                                    By:    /s/ Wade Morgan
                                           ------------------------------------
                                    Name:      Wade Morgan
                                           ------------------------------------
                                    Title:     Vice President
                                           ------------------------------------


HOLDER:                             BANK OF AMERICA, N.A., as a Holder


                                    By:    /s/ Wade Morgan
                                           ------------------------------------
                                    Name:      Wade Morgan
                                           ------------------------------------
                                    Title:     Vice President
                                           ------------------------------------

                                 Schedule 6.3(z)

                                  Brokers' Fees




                                     [NONE]

                              Schedule 8.3B(a)(ii)

                                  Indebtedness




                                     [NONE]

                                    EXHIBIT A

                                REQUISITION FORM
   (Pursuant to Sections 4.2, 5.2, 5.3 and 5.4 of the Participation Agreement)

        LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Company") hereby certifies as true and correct and delivers the following Requisition to Bank of America, N.A., as the agent for the Lenders (hereinafter defined) and respecting the Security Documents, as the agent for the Secured Parties (the "Agent"):

        Reference is made herein to that certain Participation Agreement dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among the Company, in its capacity as the Lessee and as the Construction Agent, First Security Bank, National Association, as the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders"), and the Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in the Participation Agreement.

List the street address of each Property, if any, for which this Requisition is submitted:


Check as applicable:

        ____ INITIAL CLOSING DATE: _________________
        (three (3) Business Days prior notice required for Advance)

        ____ PROPERTY CLOSING DATE:_________________
        (three (3) Business Days prior notice required for Advance)

        ____ CONSTRUCTION ADVANCE DATE:_____________
        (three (3) Business Days prior notice required for Advance)

1. Transaction Expenses and other fees, expenses, disbursements and all other amounts contemplated to be financed under the Participation Agreement including without limitation any Work, broker's fees, taxes, recording fees and the like (with supporting invoices or closing statement attached):

                Party to Whom                            Amount Owed
                Amount is Owed                           (in U.S. Dollars)

                --------------                           --------------

                --------------                           --------------

                --------------                           --------------

                --------------                           --------------

                --------------                           --------------

2. Description of Land (which shall be a legal description of the Land in connection with an Advance to pay Property Acquisition Costs): See attached Schedule 1

3.      Description of Improvements: See attached Schedule 2

4.      Description of Equipment: See attached Schedule 3

5.      Description of Work: See attached Schedule 4

6. Aggregate Loans and Holder Advances requested since the Initial Closing Date with respect to each Property for which Advances are requested under this Requisition (listed on a Property by Property basis), including without limitation all amounts requested under this
        Requisition: [IDENTIFY ON A PROPERTY BY PROPERTY BASIS]

                $______________                              [Property]

        In connection with this Requisition, the Company hereby requests that the Lenders make Loans to the Lessor in the amount of $______________ and that the Holders make Holder Advances to the Lessor in the amount of $________________. The Company hereby certifies (i) that the foregoing amounts requested do not exceed the total aggregate of the Available Commitments plus the Available Holder Commitments and (ii) each of the provisions of the Participation Agreement applicable to the Loans and Holder Advances requested hereunder have been complied with as of the date of this Requisition.

        The Company requests the Loans be allocated as follows:

                $                                        Tranche A Loans as ABR Loans
                ----------------------------------
                $                                        Tranche B Loans as ABR Loans
                ----------------------------------
                $                                        Tranche A Loans as Eurodollar Loans/
                ----------------------------------       applicable Interest Period
                Interest Period
                               ----------
                $                                        Tranche B Loans as Eurodollar Loans/
                ----------------------------------       applicable Interest Period
                Interest Period
                               ----------

        The Company requests the Holder Advances be allocated as follows:

                $                                        ABR Holder Advances
                ----------------------------------

                $                                        Eurodollar Holder Advances/
                ----------------------------------       applicable Interest Period
                Interest Period
                               ----------

7. Each and every representation and warranty of the Company contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof.

8. No Default or Event of Default has occurred and is continuing under any Operative Agreement.

9. Each Operative Agreement to which the Company is a party is in full force and effect with respect to it.

10. The Company has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

        The Company has caused this Requisition to be executed by its duly authorized officer as of this _____ day of __________,_____.


                                                   LEXICON GENETICS INCORPORATED


                                                   By:
                                                       -------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                          ----------------------

                                   Schedule 1

                               Description of Land
                     (Legal Description and Street Address)

                                   Schedule 2

                           Description of Improvements

                                   Schedule 3

                            Description of Equipment

==================================================================================================================
         General Description                    Make                    Model                 Serial Number
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

==================================================================================================================

                                   Schedule 4

                                      Work


        Work Performed for which the Advance is requested:

                                    EXHIBIT B


                                   [reserved]

                                    EXHIBIT C


                          LEXICON GENETICS INCORPORATED

                              OFFICER'S CERTIFICATE
           (Pursuant to Section 5.3(z) of the Participation Agreement)

LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY as follows:

        1. Each and every representation and warranty of the Company contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof.

        2. No Default or Event of Default has occurred and is continuing under any Operative Agreement.

        3. Each Operative Agreement to which the Company is a party is in full force and effect with respect to it.

        4. The Company has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement (hereinafter defined) or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Participation Agreement dated as of October 19, 2000 among the Company, as the Lessee and as the Construction Agent, First Security Bank, National Association, as the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Secured Parties (the "Agent").

IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________, ______.

                                                   LEXICON GENETICS INCORPORATED


                                                   By:
                                                       -------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                          ----------------------

                                    EXHIBIT D


                          LEXICON GENETICS INCORPORATED

                             SECRETARY'S CERTIFICATE
          (Pursuant to Section 5.3(aa) of the Participation Agreement)

        LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Company") DOES HEREBY CERTIFY as follows:

        1. Attached hereto as Schedule 1 is a true, correct and complete copy of the resolutions of the Board of Directors of the Company duly adopted by the Board of Directors of the Company on __________. Such resolutions have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

        2. Attached hereto as Schedule 2 is a true, correct and complete copy of the Articles of Incorporation of the Company on file in the Office of the Secretary of State of Delaware. Such Articles of Incorporation have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

        3. Attached hereto as Schedule 3 is a true, correct and complete copy of the Bylaws of the Company. Such Bylaws have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

        4. The persons named below now hold the offices set forth opposite their names, and the signatures opposite their names and titles are their true and correct signatures.

                 Name                           Office                              Signature
         -------------------            -----------------------              -------------------------

         -------------------            -----------------------              -------------------------

IN WITNESS WHEREOF, the Company has caused this Secretary's Certificate to be duly executed and delivered as of this _____ day of ___________, ______.

                                                   LEXICON GENETICS INCORPORATED


                                                   By:
                                                       -------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                          ----------------------

                                   Schedule 1

                                Board Resolutions

                                   Schedule 2

                            Articles of Incorporation

                                   Schedule 3

                                     Bylaws

                                    EXHIBIT E

                    FIRST SECURITY BANK, NATIONAL ASSOCIATION

                              OFFICER'S CERTIFICATE
          (Pursuant to Section 5.3(bb) of the Participation Agreement)


        FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (except with respect to paragraph 1 below, to the extent any such representations and warranties are made in its individual capacity) but solely as the owner trustee under the Lexi Trust 2000-1 (the "Owner Trustee"), DOES HEREBY CERTIFY as follows:

        1. Each and every representation and warranty of the Owner Trustee contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof.

        2. Each Operative Agreement to which the Owner Trustee is a party is in full force and effect with respect to it.

        3. The Owner Trustee has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement (hereinafter defined) or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Participation Agreement dated as October 19, 2000 among Lexicon Genetics Incorporated, as the Lessee and as the Construction Agent, the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Secured Parties (the "Agent").

IN WITNESS WHEREOF, the Owner Trustee has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________, ______.

                                                   FIRST SECURITY BANK, NATIONAL
                                                   ASSOCIATION, not
                                                   individually, except as
                                                   expressly stated herein, but
                                                   solely as the Owner Trustee
                                                   under the Lexi Trust 2000-1


                                                   By:
                                                       -------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                          ----------------------

                                    EXHIBIT F


                    FIRST SECURITY BANK, NATIONAL ASSOCIATION

                             SECRETARY'S CERTIFICATE
          (Pursuant to Section 5.3(cc) of the Participation Agreement)

                       CERTIFICATE OF ASSISTANT SECRETARY


        I, ______________________, duly elected and qualified Assistant Secretary of the Board of Directors of First Security Bank, National Association (the "Association"), hereby certify as follows:

        1. The Association is a National Banking Association duly organized, validly existing and in good standing under the laws of the United States. With respect thereto the following is noted:

        A. Pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., the Comptroller of the Currency charters and exercises regulatory and supervisory authority over all National Banking Associations;

        B. On December 9, 1881, the First National Bank of Ogden, Utah was chartered as a National Banking Association under the laws of the United States and under Charter No. 2597;

        C. On October 2, 1922, in connection with a consolidation of The First National Bank of Ogden, Ogden, Utah, and The Utah National Bank of Ogden, Ogden, Utah, the title was changed to "The First & Utah National Bank of Ogden"; on January 18, 1923, The First & Utah National Bank of Ogden changed its title to "First Utah National Bank of Ogden"; on January 19, 1926, the title was changed to "First National Bank of Ogden"; on February 24, 1934, the title was changed to "First Security Bank of Utah, National Association"; on June 21, 1996, the title was changed to "First Security Bank, National Association"; and

        D. First Security Bank, National Association, Ogden, Utah, continues to hold a valid certificate to do business as a National Banking Association.

        2. The Association's Articles of Association, as amended, are in full force and effect, and a true, correct and complete copy is attached hereto as Schedule A and incorporated herein by reference. Said Articles were last amended October 20, 1975, as required by law on notice at a duly called special meeting of the shareholders of the Association.

        3. The Association's By-Laws, as amended, are in full force and effect; and a true, correct and complete copy is attached hereto as Schedule B and incorporated herein by reference. Said By-Laws, still in full force and effect, were adopted September 17, 1942, by resolution, after proper notice of consideration and adoption of By-Laws was given to each and every shareholder, at a regularly called meeting of the Board of Directors with a quorum present.

        4. Pursuant to the authority vested in it by an Act of Congress approved December 23, 1913 and known as the Federal Reserve Act, as amended, the Federal Reserve Board (now the Board of Governors of the Federal Reserve System) has granted to the Association now known as "First Security Bank, National Association" of Ogden, Utah, the right to act, when not in contravention of State or local law, as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, committee of estates of lunatics, or in any other fiduciary capacity in which State banks, trust companies or other corporations which come into competition with National Banks are permitted to act under the laws of the State of Utah; and under the provisions of applicable law, the authority so granted remains in full force and effect.

        5. Pursuant to authority vested by Act of Congress (12 U.S.C. 92a and 12 U.S.C. 481, as amended) the Comptroller of the Currency has issued Regulation 9, as amended, dealing, in part, with the Fiduciary Powers of National Banks, said regulation providing in subparagraph 9.7 (a) (1-2):

        (1) The board of directors is responsible for the proper exercise of fiduciary powers by the Bank. All matters pertinent thereto, including the determination of policies, the investment and disposition of property held in fiduciary capacity, and the direction and review of the actions of all officers, employees, and committees utilized by the Bank in the exercise of its fiduciary powers, are the responsibility of the board. In discharging this responsibility, the board of directors may assign, by action duly entered in the minutes, the administration of such of the Bank's fiduciary powers as it may consider proper to assign to such director(s), officer(s), employee(s) or committee(s) as it may designate.

        (2) No fiduciary account shall be accepted without the prior approval of the board, or of the director(s), officer(s), or committee(s) to whom the board may have designated the performance of that responsibility. . . .

        6. A Resolution relating to Exercise of Fiduciary Powers was adopted by the Board of Directors at a meeting held July 26, 1994 at which time there was a quorum present; said resolution is still in full force and effect and has not been rescinded. Said resolution is attached hereto as Schedule C and incorporated herein by reference.

        7. A Resolution relating to the Designation of Officers and Employees to Exercise Fiduciary Powers was adopted by the Trust Policy Committee at a meeting held February 7, 1996 at which time a quorum was present; said resolution is still in full force and effect and has not been rescinded. Said resolution is attached hereto as Schedule D and is incorporated herein by reference.

        8. Attached hereto as Schedule E and incorporated herein by reference, is a listing of facsimile signatures of persons authorized (herein "Authorized Signatory or Signatories") on behalf of the Association and its Trust Group to act in exercise of its fiduciary powers subject to the resolutions in Paragraphs 6 and 7, above.

        9. The principal office of the First Security Bank, National Association, Trust Group and of its departments, except for the St. George, Utah, Ogden, Utah, and Provo, Utah, branch offices, is located at 79 South Main Street, Salt Lake City, Utah 84111 and all records relating to fiduciary accounts are located at such principal office of the Trust Group or in storage facilities within Salt Lake County, Utah, except for those of the Ogden, Utah, St. George, Utah, and Provo, Utah, branch offices, which are located at said office.

        10. Each Authorized Signatory (i) is a duly elected or appointed, duly qualified officer or employee of the Association; (ii) holds the office or job title set forth below his or her name on the date hereof; (iii) and the facsimile signature appearing opposite the name of each such officer or employee is a true replica of his or her signature.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Association this __________ day of _________________, ______.



(SEAL)


                                                   -----------------------------
                                                   R. James Steenblik
                                                   Senior Vice President
                                                   Assistant Secretary

                                   Schedule A

                             Articles of Association

                                   Schedule B


                                     Bylaws

                                   Schedule C


                             Resolution Relating to
                          Exercise of Fiduciary Powers

                                   Schedule D

                           Resolution Relating to the
                      Designation of Officers and Employees
                          To Exercise Fiduciary Powers

                                   Schedule E

                       Authorized Signatory or Signatories

                                    EXHIBIT G


                                   [reserved]

                                    EXHIBIT H


                                   [reserved]

                                   EXHIBIT I-1


                          LEXICON GENETICS INCORPORATED

                              OFFICER'S CERTIFICATE
            (Pursuant to Section 5.5 of the Participation Agreement)


LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Company") DOES HEREBY CERTIFY as follows:

1.      The address for the subject Property is ________________________________
        ________________________________.

2. The Completion Date for the construction of Improvements at the Property occurred on ______________.

3.      The aggregate Property Cost for the Property was $___________.

4. Attached hereto as Schedule 1 is the detailed, itemized documentation supporting the asserted Property Cost figures.

5. All representations and warranties of the Company in each Operative Agreement and in each certificate delivered pursuant thereto are true and correct as of the Completion Date.

Capitalized terms used in this Officer's Certificate and not otherwise defined have the respective meanings ascribed thereto in the Participation Agreement dated as of October 19, 2000 among the Company, as the Lessee and as the Construction Agent, First Security Bank, National Association, as the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders"), Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Secured Parties.

         [The remainder of this page has been intentionally left blank.]

                                     I-1-1

IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this ____ day of ______________, ______.


                                                   LEXICON GENETICS INCORPORATED


                                                   By:
                                                       -------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                          ----------------------

                                     I-1-2

                                   Schedule I

          (Itemized Documentation in Support of Asserted Property Cost)

                                     I-1-3

                                   EXHIBIT I-2


                          LEXICON GENETICS INCORPORATED

                              OFFICER'S CERTIFICATE
            (Pursuant to Section 5.5 of the Participation Agreement)


LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Company") DOES HEREBY CERTIFY as follows:

1.      The address for the subject Property is _______________________________
        ________________________________.

2. The Punch List Completion Date for the construction of Improvements at the Property occurred on ______________.

3.      The aggregate Property Cost for the Property was $___________.

4. Attached hereto as Schedule 1 is the detailed, itemized documentation supporting the asserted Property Cost figures (regarding such components of Property Cost not previously referenced in the Officer's Certificate delivered pursuant to Section 5.5(a) of the Participation Agreement).

5. All representations and warranties of the Company in each Operative Agreement and in each certificate delivered pursuant thereto are true and correct as of the Punch List Completion Date.

Capitalized terms used in this Officer's Certificate and not otherwise defined have the respective meanings ascribed thereto in the Participation Agreement dated as of October 19, 2000 among the Company, as the Lessee and as the Construction Agent, First Security Bank, National Association, as the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders"), Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Secured Parties.

         [The remainder of this page has been intentionally left blank.]

                                     I-2-1

IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this ____ day of ______________, ______.


                                                   LEXICON GENETICS INCORPORATED


                                                   By:
                                                       -------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                          ----------------------

                                     I-2-2

                                   Schedule I

          (Itemized Documentation in Support of Asserted Property Cost)

                                     I-2-3

                                    EXHIBIT J


                      [Description of Material Litigation]
           (Pursuant to Section 6.2(d) of the Participation Agreement)



                                      None

                                    EXHIBIT K

                   Interest Rate/Holder Yield Selection Notice
           (Pursuant to Section 8.3(r) of the Participation Agreement)



To:     Bank of America, N.A., as Agent
        Bank of America Tower
        515 Congress Avenue
        Mail Code TX9-329-11-01
        Austin, TX 78701-3503
        Attention:  Wade Morgan
        Fax:     (512) 397-2052

        Reference is made hereby to (a) the Credit Agreement dated as of October 19, 2000 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Agreement") among First Security Bank, National Association, as Owner Trustee under the Lexi Trust 2000-1 (the "Borrower"), the Lenders (as defined in the Agreement) and Bank of America, N.A., as agent for the Lenders (the "Agent"); (b) the Trust Agreement dated as of October 19, 2000 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Trust Agreement") among the Holders and the Borrower; and (c) the Participation Agreement dated as of October 19, 2000 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among Lexicon Genetics Incorporated, as the lessee and construction agent (the "Company"), the Borrower, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the Lenders and the Agent. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth or referenced in Appendix A of the Participation Agreement.

        [PURSUANT TO SECTIONS 9.1(c) AND 9.2(a) OF THE PARTICIPATION AGREEMENT, THE COMPANY] [THE BORROWER] hereby confirms its prior notice of a selection of types of Loans and Holder Advances and Interest Periods given to the Agent by telephone at [_____ _.m] on [______, ____] to the following effect in respect of the Loans and Holder Advances.

            Type of Loan and
             Holder Advance
               (Check One)                    Interest Period(1)              Amount               Effective Date(2)

[ ]  Eurodollar Loan
[ ]  Eurodollar Holder Advance
[ ]  ABR Loan
[ ]  ABR Holder Advance

(1) For any Eurodollar Loan or Eurodollar Holder Advance, one, two, three or six months.
(2) At least three (3) Business Days after date of telephonic notice.

        This the _______ day of __________, ______.

                                                   [NAME OF BORROWER/COMPANY, AS
                                                   APPLICABLE]


                                                   By:
                                                       -------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                          ----------------------

                                    EXHIBIT L


                          LEXICON GENETICS INCORPORATED

                              OFFICER'S CERTIFICATE
          (Pursuant to Section 5.10(b) of the Participation Agreement)

        I, ______________________, _____________________ of LEXICON GENETICS
INCORPORATED, (the "Lessee") hereby certify that, to the best of my knowledge and belief, with respect to that certain Participation Agreement dated as of October 19, 2000 (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"; all of the defined terms in the Participation Agreement are incorporated herein by reference) among the Lessee, the Lessor, the Lenders, the Holders and Bank of America, N. A., as Agent:

        a. The copies of the investment account statements which accompany this Officer's Certificate are true and correct copies of the investment account statements relating to the Collateral Account received by the Lessee from the Securities Intermediary covering the monthly period beginning on _____________, 200__ and ending on __________, 200__;

        b. Since ___________, 200__ (the date of the last similar certification, or, if none, the Initial Closing Date) no Default or Event of Default has occurred;

        c. Delivered herewith are detailed calculations demonstrating compliance by the Lessee with the provisions of Section 5.10(c) of the Participation Agreement, and setting forth (i) the Borrowing Base and (ii) the Class A Collateral Percentage, in each case pursuant to Section 5.10(b) of the Participation Agreement as of the end of the period referred to above; and

        d. As of the date hereof, the amount of Class A Collateral represented by U.S. dollar denominated certificates of deposit of Bank of America, N.A. is $__________, which, after the Construction Period Termination Date, shall be greater than or equal to $5,000,000.

        This ______ day of ___________, ______.


                                                   LEXICON GENETICS INCORPORATED

                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                       Attachment to Officer's Certificate

                          COMPUTATION OF BORROWING BASE

                (ATTACH COPIES OF COLLATERAL ACCOUNT STATEMENTS)

                                    EXHIBIT M

                          LEXICON GENETICS INCORPORATED

                              OFFICER'S CERTIFICATE
        (Pursuant to Section 8.3A(a)(iii) of the Participation Agreement)

                This Certificate is delivered in accordance with the provisions of Section 8.3A(a)(iii) of that certain Participation Agreement dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among Lexicon Genetics Incorporated, as the Lessee and as the Construction Agent, First Security Bank, National Association, as the Owner Trustee and Lessor, Bank of America, N.A., as holder, the various banks and other lending institutions which are parties thereto from time to time, as lenders and the Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in Appendix A to the Participation Agreement.

        The undersigned, being a Responsible Officer of Lessee hereby certifies, in my official capacity and not in my individual capacity, that to the best of my knowledge and belief, as of the fiscal [quarter/year] ended ___________, _______:

        (a) the financial statements accompanying this Certificate have been prepared in accordance with GAAP and fairly present the financial condition of the parties covered by such financial statements in all material respects as of the end of such fiscal [quarter/year];

        (b) during the fiscal [quarter/year] covered by such financial statements, Lessee observed or performed all of its covenants and other agreements in all material respects, and satisfied in all material respects every material condition, contained in the Operative Agreements to be observed, performed or satisfied by it;

        (c)     no Default or Event of Default exists; and

        (d) attached is a statement of the Liquidity of the Consolidated Group as of the date hereof and the amount of such Liquidity is in compliance with the financial covenant set out in Section 8.3A(f) of the Participation Agreement.


        This the _______________ day of ________________________, 200_.

                                                   LEXICON GENETICS INCORPORATED


                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                       Attachment to Officer's Certificate

                            [STATEMENT OF LIQUIDITY]

--------------------------------------------------------------------------------

                                   Appendix A
                         Rules of Usage and Definitions

--------------------------------------------------------------------------------


                                I. Rules of Usage


The following rules of usage shall apply to this Appendix A and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise required by the context or unless otherwise defined therein:

        (a) Except as otherwise expressly provided, any definitions set forth herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

        (b) Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

        (c) The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

        (d) References to any Person shall include such Person, its successors, permitted assigns and permitted transferees.

        (e) Except as otherwise expressly provided, reference to any agreement means such agreement as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof.

        (f) Except as otherwise expressly provided, references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

        (g) When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

        (h) References to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

                                  Appendix A-1

        (i) References herein to "attorney's fees", "legal fees", "costs of counsel" or other such references shall be deemed to include the allocated cost of in-house counsel.

        (j) Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of the Operative Agreements and any amendments or exhibits thereto.

        (k) Capitalized terms used in any Operative Agreements which are not defined in this Appendix A but are defined in another Operative Agreement shall have the meaning so ascribed to such term in the applicable Operative Agreement.

        (l) In computing any period of time for purposes of any Operative Agreement, the mechanics for counting the number of days set forth in Rule 6 of the Federal Rules of Civil Procedure shall be observed.


                                 II. Definitions

        "ABR" shall mean, for any day, a rate per annum equal to the greater of
(a) the Prime Lending Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus one-half of one percent (0.5%). For purposes hereof: "Prime Lending Rate" shall mean the rate which the Agent announces from time to time as its prime lending rate as in effect from time to time. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Any Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate. The Prime Lending Rate shall change automatically and without notice from time to time as and when the prime lending rate of the Agent changes. "Federal Funds Effective Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members or the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three
(3) Federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Lending Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Lending Rate or the Federal Funds Effective Rate, respectively.

        "ABR Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the ABR.

        "ABR Loans" shall mean Loans the rate of interest applicable to which is based upon the ABR.

                                  Appendix A-2

        "Acceleration" shall have the meaning given to such term in Section 6 of the Credit Agreement.

        "Accounts" shall have the meaning given to such term in Section 1 of the Security Agreement.

        "Acquisition Advance" shall have the meaning given to such term in
Section 5.3 of the Participation Agreement.

        "Acquisition Loan" shall mean any Loan made in connection with an Acquisition Advance.

        "Additional Indebtedness" shall mean, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) the principal portion of all obligations of such Person under Capitalized Leases, (f) all Support Obligations of such Person with respect to Additional Indebtedness of another Person, (g) the maximum available amount of all standby letters of credit or acceptances issued or created for the account of such Person, (h) all Additional Indebtedness of another Person secured by a Lien on any property of such Person, whether or not such Additional Indebtedness has been assumed, provided that for purposes hereof the amount of such Additional Indebtedness shall be limited to the greater of (i) the amount of such Additional Indebtedness as to which there is recourse to such Person and (ii) the fair market value of the property which is subject to such Lien, (i) the outstanding attributed principal amount under any securitization transaction, and (j) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Additional Indebtedness of any Person shall include the Additional Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Additional Indebtedness.

        "Advance" shall mean a Construction Advance or an Acquisition Advance.

        "Affiliate" shall mean, with respect to any Person, any Person or group acting in concert in respect of the Person in question that, directly or indirectly, controls or is controlled by or is under common control with such Person.

        "After Tax Basis" shall mean, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by

                                  Appendix A-3
the recipient calculated at the then maximum marginal rates generally applicable to Persons of the same type as the recipients with respect to the receipt by the recipient of such amounts (less any tax savings realized as a result of the payment of the indemnified amount), such increased payment (as so reduced) is equal to the payment otherwise required to be made.

        "Agency Agreement" shall mean the Agency Agreement, dated on or about the Initial Closing Date between the Construction Agent and the Lessor.

        "Agency Agreement Event of Default" shall mean an "Event of Default" as defined in Section 5.1 of the Agency Agreement.

        "Agent" shall mean Bank of America, N.A., as agent for the Lenders pursuant to the Credit Agreement, or any successor agent appointed in accordance with the terms of the Credit Agreement and respecting the Security Documents, as agent for the Secured Parties.

        "Applicable Percentage" shall mean for each Eurodollar Loan and each Eurodollar Holder Advance, the rate per annum set forth below opposite the corresponding Class A Collateral Percentage determined as of the most recent Calculation Date:


===============================================================================================
                                      APPLICABLE           APPLICABLE
                                      PERCENTAGE          PERCENTAGE FOR        APPLICABLE
                                         FOR               EURODOLLAR         PERCENTAGE FOR
 CLASS A COLLATERAL PERCENTAGE     EURODOLLAR LOANS      HOLDER ADVANCES       UNUSED FEES
-----------------------------------------------------------------------------------------------
            >=75%                        .15%                 .90%                 .15%
-----------------------------------------------------------------------------------------------
        >=50% BUT A75%                   .20%                 .95%                .1875%
-----------------------------------------------------------------------------------------------
       >=25% BUT A 50%                   .25%                 1.00%               .1875%
-----------------------------------------------------------------------------------------------
            <=25%                        .30%                 1.05%               .1875%
===============================================================================================

        The Applicable Percentage for Eurodollar Loans and Eurodollar Holder Advances shall be determined and adjusted quarterly on the date (the "Calculation Date") by which the Officer's Certificate is required to be delivered to the Agent in accordance with the provisions of Section 5.10(b) of the Participation Agreement; provided, however, that (x) the Applicable Percentage for each Eurodollar Loan and Eurodollar Holder Advance from the Initial Closing Date until the next occurring Calculation Date shall be determined based on the Class A Collateral Percentage determined as of the date of such Advance, (y) if the Lessee fails to provide the Officer's Certificate referenced in Section 5.10(b) of the Participation Agreement to the Agent on or before any Calculation Date, the Applicable Percentage for Eurodollar Loans shall be .30%, the Applicable Percentage for Eurodollar Holder Advances shall be 1.05% from such Calculation Date until such time that the Officer's Certificate referenced in Section 5.10(b) and the Applicable Percentage for Unused Fees shall be .1875% of the Participation Agreement is provided to the Agent, whereupon the Applicable Percentage shall be determined as specified above. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Eurodollar Loans and Eurodollar Holder Advances, as well as to any new Eurodollar

                                  Appendix A-4

Loans and Eurodollar Holder Advances made or issued.

        "Appraisal" shall mean, with respect to any Property, an appraisal to be delivered in connection with the Participation Agreement or in accordance with the terms of the Lease, in each case prepared by a reputable appraiser reasonably acceptable to the Agent, which, in the judgment of counsel to the Agent, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements.

        "Appraisal Procedure" shall have the meaning given such term in Section
22.4 of the Lease.

        "Approved Bank" shall mean any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof.

        "Approved State" shall mean each of the following: the State of Texas and any other state within the continental United States proposed by the Lessee and consented to in writing by the Agent.

        "Appurtenant Rights" shall mean (a) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land underlying the Improvements or the Improvements, including without limitation the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (b) all permits, licenses and rights, whether or not of record, appurtenant to such Land or the Improvements.

        "Asset Disposition" shall mean and include the sale, lease or other disposition of any property or asset (including the capital stock of a Subsidiary) by any member of the Consolidated Group, in any event excluding, for purposes hereof, (a) the sale of inventory in the ordinary course of business,
(b) the sale or disposition of machinery and equipment no longer used or useful in the conduct of business or (c) a sale, lease, transfer or disposition of property or assets to any other member of the Consolidated Group.

        "Assignment and Acceptance" shall mean the Assignment and Acceptance in the form attached to the Credit Agreement as Exhibit B.

        "Available Commitment" shall mean, as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Commitment over (b) the aggregate principal amount of all Loans made by such Lender as of such date after giving effect to Section 5.2(d) of the Participation Agreement (but without giving effect to any other repayments or prepayments of any Loans hereunder).

        "Available Holder Commitments" shall mean an amount equal to the excess, if any, of (a) the aggregate amount of the Holder Commitments over (b) the aggregate amount of the Holder Advances made since the Initial Closing Date after giving effect to Section 5.2(d) of the

                                  Appendix A-5

Participation Agreement (but without giving effect to any other repayments or prepayments of any Holder Advances).

        "Bankruptcy Code" shall mean Title 11 of the U. S. Code entitled "Bankruptcy," as now or hereafter in effect or any successor thereto.

        "Base Amount" shall have the meaning given to such term in Section 10.1(e) of the Lease.

        "Basic Documents" shall mean the following: the Participation Agreement, the Agency Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease and the Security Agreement.

        "Basic Rent" shall mean, the sum of (a) the Loan Basic Rent and (b) the Lessor Basic Rent, calculated as of the applicable date on which Basic Rent is due.

        "Basic Term" shall have the meaning specified in Section 2.2 of the Lease.

        "Basic Term Commencement Date" shall have the meaning specified in
Section 2.2 of the Lease.

        "Basic Term Expiration Date" shall have the meaning specified in Section
2.2 of the Lease.

        "Benefited Lender" shall have the meaning specified in Section 9.10(a) of the Credit Agreement.

        "Bill of Sale" shall mean a Bill of Sale regarding Equipment in form and substance reasonably satisfactory to the Agent.

        "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

        "Borrower" shall mean the Owner Trustee, not in its individual capacity but as Borrower under the Credit Agreement.

        "Borrowing Base" shall mean, on any date of determination, the sum of
(i) that Class A Collateral described in clause (a) of the definition of Class A Collateral; plus (ii) the product of the market value of that Class A Collateral described in clause (b) of the definition of Class A Collateral multiplied by 90%; plus (iii) the market value of that Class A Collateral described in clause
(c) of the definition of Class A Collateral; plus (iv) the product of the market value of that Class B Collateral described in clause (a) of the definition of Class B Collateral multiplied by 80%; plus (v) the product of the market value of that Class B Collateral described in clause (b) of the definition of Class B Collateral multiplied by 95%.

        "Borrowing Date" shall mean any Business Day specified in a notice delivered pursuant

                                  Appendix A-6
to Section 2.3 of the Credit Agreement as a date on which the Lessor requests the Lenders to make Loans thereunder.

        "Budgeted Total Property Cost" shall mean, at any date of determination with respect to any Construction Period Property, an amount equal to the aggregate amount which the Construction Agent in good faith expects to be expended in order to achieve Completion with respect to such Property.

        "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or any other states from which the Agent, any Lender or any Holder funds or engages in administrative activities with respect to the transactions under the Operative Agreements are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

        "Businesses" shall have the meaning assigned to such term in Section 6.2(y) of the Participation Agreement.

        "Capitalized Lease" shall mean, as applied to any Person, any lease of property (whether real, personal, tangible, intangible or mixed of such Person) by such Person as the lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

        "Capital Stock" shall mean any nonredeemable capital stock of the Lessee or any of its Subsidiaries or of any other applicable Person, whether common or preferred.

        "Cash Equivalents" shall mean (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated certificates of deposit of (i) any Lender or the Holder, or (ii) any domestic commercial bank of recognized standing (y) having capital and surplus in excess of $750,000,000 and
(z) whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition and (d) the common or preferred Capital Stock of any Person listed on a national securities exchange; provided that all Cash Equivalents shall be of a type eligible to be held with a Federal Reserve Bank or the Depository Trust Company.

        "Casualty" shall mean any damage or destruction of all or any portion of the Property as a result of a fire or other casualty.

        "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and

                                  Appendix A-7

Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

        "Certificate" shall mean a Certificate in favor of each Holder regarding the Holder Commitment of such Holder issued pursuant to the terms and conditions of the Trust Agreement in favor of each Holder.

        "Chattel Paper" shall have the meaning given to such term in Section 1 of the Security Agreement.

        "Claims" shall mean any and all obligations, liabilities, losses, actions, suits, penalties, claims, demands, costs and expenses (including without limitation reasonable attorney's fees and expenses) of any nature whatsoever arising out of or related to the Operative Agreements, the transactions contemplated therein or any Property.

        "Class A Collateral" shall mean Securities Collateral consisting of any of the following types:

                (a)     [reserved];

                (b) securities issued or directly and fully guaranteed by the United States of America having maturities of not more than five (5) years from the applicable date of determination; and

                (c) U.S. dollar denominated certificates of deposit of Bank of America, N.A.

        "Class A Collateral Percentage" shall mean, at any time, the ratio (expressed as a percentage) of the market value of Class A Collateral to the Borrowing Base.

        "Class B Collateral" shall mean Securities Collateral consisting of any of the following types:

                (a) securities issued by an agency or instrumentality of, and insured by, the United States of America, in each case having maturities of not more than five (5) years from the applicable date of determination; and

                (b) commercial paper issued by any Approved Bank (or by the parent company thereof) or by any domestic corporation, which commercial paper (i) is rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and (ii) has a maturity of not more than one (1) year.

        "Closing Date" shall mean the Initial Closing Date and each Property Closing Date.

        "Code" shall mean the Internal Revenue Code of 1986 together with rules and regulations promulgated thereunder, as amended from time to time, or any successor statute thereto.

                                  Appendix A-8

        "Collateral" shall mean all assets of the Lessor, the Construction Agent and the Lessee, now owned or hereafter acquired, upon which a Lien is purported to be created by one or more of the Security Documents.

        "Collateral Account" shall mean, collectively, the securities collateral account (including without limitation the Cash Equivalents and other securities in such account, excluding U.S. dollar denominated certificates of deposit of Bank of America, N.A. which shall be maintained in the possession, custody and control of the Agent outside of such securities collateral account) which is the subject of the Collateral Agreement and held with the Securities Intermediary as account number 873-758.

        "Collateral Agreement" shall mean the Assignment of Collateral Account and Security Agreement dated on or about the Initial Closing Date executed by Lexicon Genetics Incorporated and agreed and accepted by Bank of America, N.A.

        "Collateral Agreement Event of Default" shall have the meaning specified in Section 3.1 of the Collateral Agreement.

        "Commitment" shall mean, as to any Lender, the Lender Commitment of such Lender.

        "Commitment Percentage" shall mean, as to any Lender at any time, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans then outstanding constitutes of the aggregate principal amount of all of the Loans then outstanding), and such Commitment Percentage shall take into account both the Lender's Tranche A Commitment and the Lender's Tranche B Commitment.

        "Commitment Period" shall mean the period from and including the Initial Closing Date to and including the Construction Period Termination Date, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement or the Holder Commitment shall terminate as provided in the Trust Agreement.

        "Completion" shall mean, with respect to a Property, such time as the acquisition, construction, installation, testing and substantial completion (exclusive of punch list items) of the Improvements on such Property has been achieved in substantial accordance with the Plans and Specifications, the Agency Agreement and/or the Lease, and in compliance with all Legal Requirements and Insurance Requirements and, to the extent attainable in accordance with applicable law, a certificate of occupancy has been issued with respect to such Property by the appropriate governmental entity or, if such certificate of occupancy is not so attainable, then an architect's certificate (in form and substance reasonably satisfactory to the Agent) has been issued with respect to such Property certifying Substantial Completion (exclusive of punch list items) of the Improvements on such Property has been achieved in substantial accordance with the Plans and Specifications (except if non-compliance, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect or if compliance with any of the foregoing is otherwise waived by the Agent upon instruction from the Majority Secured Parties). If the Lessor purchases a Property that includes existing Improvements that are

                                  Appendix A-9
to be immediately occupied by the Lessee without any improvements financed pursuant to the Operative Agreements, the date of Completion for such Property shall be the Property Closing Date.

        "Completion Date" shall mean, with respect to a Property, the date on which Completion for such Property has occurred.

        "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to any Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including without limitation an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, any Property or alter the pedestrian or vehicular traffic flow to any Property so as to result in a change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

        "Consolidated Group" shall mean Lessee and its Consolidated
Subsidiaries.

        "Consolidated Net Worth" shall mean, as of any date with respect to the Consolidated Group on a consolidated basis, shareholders' equity or net worth, as determined in accordance with GAAP.

        "Consolidated Subsidiary" shall mean, as to any Person, any Subsidiary of such Person which under the rules of GAAP consistently applied should have its financial results consolidated with those of such Person for purposes of financial accounting statements.

        "Consolidated Tangible Net Worth" shall mean, as of any date with respect to the Consolidated Group on a consolidated basis, Consolidated Net Worth minus intangible assets as determined in accordance with GAAP.

        "Construction Advance" shall mean an advance of funds to pay Property Costs pursuant to Section 5.4 of the Participation Agreement.

        "Construction Agent" shall mean Lexicon Genetics Incorporated, a Delaware corporation, as the construction agent under the Agency Agreement.

        "Construction Agent Options" shall have the meaning given to such term in Section 2.1 of the Agency Agreement.

        "Construction Budget" shall mean a budget setting forth the cost of acquisition, installation, testing, constructing and developing any Property as determined by the Construction Agent in its reasonable, good faith judgment.

        "Construction Commencement Date" shall mean, with respect to Improvements, the date on which construction of such Improvements commences pursuant to the Agency Agreement.

                                 Appendix A-10

        "Construction Contract" shall mean any contract entered into between the Construction Agent or the Lessee with a Contractor for the construction of Improvements or any portion thereof on the Property.

        "Construction Failure" shall have the meaning specified in Section 2.1 of the Agency Agreement.

        "Construction Loan" shall mean any Loan made in connection with a Construction Advance.

        "Construction Loan Property Cost" shall mean with respect to each Construction Period Property at the date of determination, an amount equal to
(a) the aggregate principal amount of Construction Loans made on or prior to such date with respect to the Property, as increased pursuant to Section 2.3(b) of the Credit Agreement, minus (b) the aggregate principal amount of prepayments or repayments of the Loans allocated to reduce the Construction Loan Property Cost of such Property pursuant to Section 2.6(c) of the Credit Agreement.

        "Construction Period" shall mean, with respect to a Property, the period commencing on the Construction Commencement Date for such Property and ending on the Completion Date for such Property.

        "Construction Period Property" means, at any date of determination, any Property as to which the Rent Commencement Date has not occurred on or prior to such date.

        "Construction Period Termination Date" shall mean (a) the earlier of (i) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement, or (ii) the second anniversary of the Initial Closing Date or (b) such later date as may be agreed to by the Majority Secured Parties.

        "Contractor" shall mean each entity with whom the Construction Agent or the Lessee contracts to construct any Improvements or any portion thereof on the Property.

        "Control Agreement" shall mean that certain Control Agreement, dated on or about the Initial Closing Date, among the Agent, the Lessee and the Securities Intermediary.

        "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Lessee, are treated as a single employer under Section 414 of the Code.

        "Co-Owner Trustee" shall have the meaning specified in Section 9.2 of the Trust Agreement.

        "Credit Agreement" shall mean the Credit Agreement, dated on or about the Initial Closing Date, among the Lessor, the Agent and the Lenders, as specified therein.

        "Credit Agreement Default" shall mean any event or condition which, with the lapse of

                                 Appendix A-11
time or the giving of notice, or both, would constitute a Credit Agreement Event of Default.

        "Credit Agreement Event of Default" shall mean any event or condition defined as an "Event of Default" in Section 6 of the Credit Agreement.

        "Credit Documents" shall mean the Participation Agreement, the Agency Agreement, the Credit Agreement, the Notes and the Security Documents.

        "Deed" shall mean a special warranty deed regarding the Land and/or Improvements in form and substance satisfactory to the Agent.

        "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

        "Defaulting Holder" shall have the meaning given to such term in Section
12.4 of the Participation Agreement.

        "Defaulting Lender" shall have the meaning given to such term in Section
12.4 of the Participation Agreement.

        "Deficiency Balance" shall have the meaning given in Section 22.1(b) of the Lease Agreement.

        "Documents" shall have the meaning given to such term in Section 1 of the Security Agreement.

        "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

        "EBITDA" means, for the four fiscal quarters immediately preceding any date of calculation, with respect to any Person and its Consolidated Subsidiaries (as determined in accordance with GAAP), an amount equal to:

                (a) consolidated net income for such period, as determined in accordance with GAAP (excluding the effect of any extraordinary gains or losses resulting from the sale of property or non-cash gains or losses outside of the ordinary course of business); plus

                (b) amounts that, in the detemination of consolidated net income for such period, have been deducted for:

                        (i) consolidated interest expense for such period, as determined in accordance with GAAP; and

                        (ii) total federal, state, local, foreign or other income or franchise taxes for such period; and

                        (iii)   depreciation and amortization for such period.

                                 Appendix A-12

        "Election Notice" shall have the meaning given to such term in Section
20.1 of the Lease.

        "Eligible Assignee" shall mean (i) a Lender or a Holder, as the case may be; (ii) an Affiliate of a Lender or a Holder, as the case may be; and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with the Operative Agreements, the Lessee or the Construction Agent, such approval not to be unreasonably withheld or delayed by the Lessee or the Construction Agent and such approval to be deemed given by the Lessee or the Construction Agent if no objection is received by the assigning Lender or Holder and the Agent from the Lessee or the Construction Agent within two Business Days after notice of such proposed assignment has been provided by the assigning Lender or Holder to the Lessee or the Construction Agent; provided, however, that neither the Lessee nor the Construction Agent nor an Affiliate of the Lessee or the Construction Agent shall qualify as an Eligible Assignee.

        "Eligible Investments" shall mean Investments which are: (a) cash and Cash Equivalents; (b) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (c) Investments consisting of capital stock, obligations, securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (d) Investments in joint ventures to the extent such joint ventures are only engaged in or pursuing the same lines of business in which the Lessee is engaged as of the Initial Closing Date; and (e) subject to Section 8.3B(d)(iii) of the Participation Agreement, Investments in the capital stock of any Person (a "Merged Person") pursuant to the merger of such Merged Person with and into the Lessee, provided, that, in connection with any such merger, and when aggregated with all other such mergers occurring within the twelve month period immediately preceding such merger, (i) the Lessee shall not have issued, and shall not be or have become obligated to issue, shares of its Capital Stock in an amount in excess of 15% of the amount of all shares of its Capital Stock (such percentage to be determined on a class by class basis for the Capital Stock of the Lessee) issued and outstanding immediately prior to such merger, (ii) the aggregate EBITDA for all Merged Persons within such twelve month period shall be greater than or equal to negative $12.5 million, (iii) the shareholders or board of directors, or both, of such Merged Person shall have approved such merger pursuant to, and such merger shall be permitted under, applicable Law and (iv) such Merged Person shall be engaged in or pursuing the same or similar lines of business in which the Lessee is engaged as of the Initial Closing Date.

        "Employee Benefit Plan" or "Plan" shall mean an employee benefit plan (within the meaning of Section 3(3) of ERISA, including without limitation any Multiemployer Plan), or any "plan" as defined in Section 4975(e)(1) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect on any Closing Date.

        "Environmental Claims" shall mean any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Substance, (c) from any abatement, removal, remedial,

                                 Appendix A-13
corrective, or other response action in connection with a Hazardous Substance, Environmental Law, or other order of a Tribunal or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

        "Environmental Laws" shall mean any Law, permit, consent, approval, license, award, or other authorization or requirement of any Tribunal relating to emissions, discharges, releases, threatened releases of any Hazardous Substance into ambient air, surface water, ground water, publicly owned treatment works, septic system, or land, or otherwise relating to the manufacture, processing, distribution, handling, storage, treatment, generation, use, transport or disposal of Hazardous Substances, pollution or to the protection of health or the environment, including without limitation CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., and state statutes analogous thereto.

        "Environmental Violation" shall mean any activity, occurrence or condition that violates or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to violate or results in or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to result in noncompliance with any Environmental Law.

        "Equipment" shall mean equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advances by the Construction Agent, the Lessee or the Lessor and all improvements and modifications thereto and replacements thereof, whether or not now owned or hereafter acquired or now or subsequently attached to, contained in or used or usable in any way in connection with any operation of any Improvements, including but without limiting the generality of the foregoing, all equipment described in the Appraisal including without limitation all heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, cleaning systems (including without limitation window cleaning apparatus), telephones, communication systems (including without limitation satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description.

        "Equipment Schedule" shall mean (a) each Equipment Schedule attached to the applicable Requisition and (b) each Equipment Schedule attached to the applicable Lease Supplement.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections thereto.

        "ERISA Affiliate" shall mean an entity which is under common control with Lessee within

                                 Appendix A-14
the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes Lessee and which is treated as a single employer under Section 414(b),
(c), (m) or (o) of the Code.

        "ERISA Event" shall mean (a) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (b) the withdrawal by Lessee, any Subsidiary of Lessee or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan;
(c) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (d) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (e) any event or condition which would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (f) the complete or partial withdrawal of Lessee, any Subsidiary of Lessee or any ERISA Affiliate from a Multiemployer Plan; (g) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (h) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

        "Eurocurrency Reserve Requirements" shall mean for any day as applied to a Eurodollar Loan or Eurodollar Holder Advance, the aggregate (without duplication) of the maximum rates (expressed as a decimal) of reserve requirements in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed on eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D) maintained by a member bank of the Federal Reserve System.

        "Eurodollar Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the Eurodollar Rate.

        "Eurodollar Loans" shall mean Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

        "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), a per annum interest rate equal to a fraction (a) expressed as a percentage (rounded upward to the nearest one-sixteenth (1/16) of one percent (1%)) (i) with the numerator equal to a per annum interest rate determined by the Agent on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), reported on Telerate page 3750 as of 11:00 a.m. (London time) two (2) Business Days before the first day of such Interest Period and (ii) the denominator equal to 100% minus the Eurocurrency Reserve Requirements. In the event no such offered rates appear on Telerate page 3750, "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), a per annum interest rate equal to a fraction (b) expressed as a percentage (rounded upward to the nearest one-sixteenth (1/16) of one percent (1%)) (i) with the

                                 Appendix A-15
numerator equal to a per annum interest rate determined by the Agent on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), which appear on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) two (2) Business Days before the first day of such Interest Period (provided that if at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate in respect of such Interest Period will be the arithmetic mean of such offered rates) and (ii) the denominator equal to 100% minus the Eurocurrency Reserve Requirements. As used herein, "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks) ("RMMRS"). In the event the RMMRS is not then quoting such offered rates, "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), a per annum interest rate equal to a fraction (c) expressed as a percentage (rounded upward to the nearest one-sixteenth (1/16) of one percent (1%)) (i) with the numerator equal to the average per annum rate of interest determined by the office of the Agent (each such determination to be conclusive and binding) as of two (2) Business Days prior to the first day of such Interest Period, as the effective rate at which deposits in immediately available funds in U.S. dollars are being, have been, or would be offered or quoted by the Agent to major banks in the applicable interbank market for Eurodollar deposits at any time during the Business Day which is the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period and in the amount of the requested Eurodollar Loan and/or Eurodollar Holder Advance and (ii) the denominator equal to 100% minus the Eurocurrency Reserve Requirements. If no such offers or quotes are generally available for such amount, then the Agent shall be entitled to determine the Eurodollar Rate from another recognized service or interbank quotation, or by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quote or offers were generally available.

        "Event of Default" shall mean a Lease Event of Default, an Agency Agreement Event of Default, a Collateral Agreement Event of Default or a Credit Agreement Event of Default.

        "Excepted Payments" shall mean: (a) all indemnity payments (including without limitation indemnity payments made pursuant to Section 11 of the Participation Agreement), whether made by adjustment to Basic Rent or otherwise, to which the Owner Trustee, any Holder or any of their respective Affiliates, agents, officers, directors or employees is entitled;

        (b) any amounts (other than Basic Rent or Termination Value) payable under any Operative Agreement to reimburse the Owner Trustee, any Holder or any of their respective Affiliates (including without limitation the reasonable expenses of the Owner Trustee, the Trust Company and the Holders incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Agreement;

        (c) any amount payable to a Holder by any transferee of such interest of a Holder as the purchase price of such Holder's interest in the Trust Estate (or a portion thereof);

                                 Appendix A-16

        (d) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to the Agent or any Lender;

        (e) any insurance proceeds under policies maintained by the Owner Trustee or any Holder;

        (f) Transaction Expenses or other amounts, fees, disbursements or expenses paid or payable to or for the benefit of the Owner Trustee or any Holder;

        (g) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (f) above; and

        (h) any rights of either the Owner Trustee or the Trust Company to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts, provided that such rights shall not include the right to terminate the Lease.

        "Excess Proceeds" shall mean the excess, if any, of the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the Termination Value paid by the Lessee pursuant to the Lease with respect to such Casualty or Condemnation.

        "Excluded Costs" shall mean, with respect to the period prior to the Completion Date for the applicable Property, (a) indemnity payments for damage claims (excluding damage claims caused by or resulting from the Lessee's actions or failure to act and damage claims covered pursuant to Sections 11.3, 11.4,
11.6 and/or 11.7 of the Participation Agreement) brought by parties other than the Financing Parties and (b) property costs arising from acts outside the control of any Lessee Related Party.

        "Excluded Taxes" shall have the meaning given to such term in Section 11.2(b) of the Participation Agreement.

        "Exculpated Persons" shall mean the Trust Company (except with respect to the representations and warranties and the other obligations of the Trust Company pursuant to the Operative Agreements expressly undertaken in its individual capacity, including without limitation the representations and warranties of the Trust Company pursuant to Section 6.1 of the Participation Agreement, the obligations of the Trust Company pursuant to Section 8.2 of the Participation Agreement and the obligations of the Trust Company pursuant to the Trust Agreement), the Holders (except with respect to the obligations of the Holders pursuant to the Participation Agreement and the Trust Agreement expressly undertaken in their respective individual capacities), their officers, directors, shareholders and partners.

        "Exempt Payments" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

                                 Appendix A-17

        "Existing Blue Building" shall mean that certain office building containing approximately 35,060 square feet of rentable area located at 4000 Research Forest Boulevard, The Woodlands, Texas.

        "Existing Office Building" shall mean the existing office building located at 4000 Research Drive, The Woodlands, Texas, 77381, used and operated by Lexicon as of the Initial Closing Date.

        "Existing Structure" shall mean any of the Existing Blue Building, the Existing Office Building and the Existing Vivarium.

        "Existing Vivarium" shall mean that certain vivarium containing approximately 28,865 square feet of rentable area located at 4000 Research Forest Boulevard, The Woodlands, Texas, used and operated by Lexicon as of the Initial Closing Date.

        "Expiration Date" shall mean either (a) the Basic Term Expiration Date or (b) the last day of the applicable Renewal Term; provided, in no event shall the Expiration Date be later than the annual anniversary of the Initial Closing Date occurring in the year 2013, unless such later date has been expressly agreed to in writing by each of the Lessor, the Lessee, the Agent, the Lenders and the Holders.

        "Extra Budget Costs" shall mean any cost in excess of the sum of the Available Commitments and the Available Holder Commitments as of the Initial Closing Date (less any Unfunded Amounts) necessary for Completion of all Properties (a) in accordance with the original Construction Budget for each Property (as modified in accordance with the Operative Agreements) and (b) on or prior to the Construction Period Termination Date.

        "Fair Market Sales Value" shall mean, with respect to any Property or any other asset, the amount, which in any event, shall not be less than zero
(0), that would be paid in cash in an arms-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, such Property or other asset. Fair Market Sales Value of any Property shall be determined based on the assumption that, except for purposes of Section 17 of the Lease, such Property is in the condition and state of repair required under Section 10.1 of the Lease and the Lessee is in compliance with the other requirements of the Operative Agreements.

        "Federal Funds Effective Rate" shall have the meaning given to such term in the definition of ABR.

        "Fee Letter" shall mean that certain fee letter, dated as of August 3, 2000, between Banc of America Securities, LLC and Lexicon Genetics Incorporated.

        "Final Completion" shall mean, with respect to a Property, final completion of the Property which shall include the Completion thereof and the completion of all punch list items with respect thereto.

                                 Appendix A-18

        "Final Completion Date" shall mean the date on which Final Completion has occurred with respect to all Properties but in no event later than ninety
(90) days after the Construction Period Termination Date.

        "Final Completion Escrow Balance" shall mean the aggregate balance of the escrow account referenced in Section 5.11 of the Participation Agreement as of the Final Completion Date.

        "Financing Parties" shall mean the Lessor, the Owner Trustee, in its trust capacity, the Trust Company, the Agent, the Holders and the Lenders.

        "Fixtures" shall mean all fixtures relating to the Improvements, including without limitation all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

        "Force Majeure Event" shall mean any event beyond the control of any Lessee Related Party, other than a Casualty or Condemnation, including without limitation strikes or lockouts (but only when the Construction Agent is legally prevented from securing replacement labor or materials as a result thereof), adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials after all possible efforts have been expended by the Construction Agent, governmental activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition.

        "Form 1001" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

        "Form 4224" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

        "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the accounting principles board of the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination.

        "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operating of the Property.

        "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                                 Appendix A-19

        "Ground Lease" shall mean a ground lease (in form and substance satisfactory to the Agent) respecting any Property (a) owned by the Lessee (or a parent corporation or any Subsidiary of the Lessee) and leased to the Lessor where such lease has at least a ninety-nine (99) year term and payments set at no more than $1.00 per year, or (b) where such lease is subject to such other terms and conditions as are satisfactory to the Agent.

        "Hard Costs" shall mean all costs and expenses payable for supplies, materials, labor and profit with respect to the Improvements under any Construction Contract.

        "Hazardous Substance" shall mean any of the following: (a) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (b) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety as determined in accordance with any Environmental Law; or (c) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

        "Holder Advance" shall mean any advance made by any Holder to the Owner Trustee pursuant to the terms of the Trust Agreement or the Participation Agreement.

        "Holder Amount" shall mean as of any date, the aggregate amount of Holder Advances made by each Holder to the Trust Estate pursuant to Section 2 of the Participation Agreement and Section 3.1 of the Trust Agreement less any payments of any Holder Advances received by the Holders pursuant to Section 3.4 of the Trust Agreement.

        "Holder Commitments" shall mean the Holder Commitment of each Holder as set forth in Schedule I to the Trust Agreement as such Schedule I may be amended and replaced from time to time.

        "Holder Construction Property Cost" shall mean, with respect to each Construction Period Property, at any date of determination, an amount equal to the outstanding Holder Advances made with respect thereto under the Trust Agreement.

        "Holder Overdue Rate" shall mean the lesser of (a) the then current rate of Holder Yield respecting the particular amount in question plus two percent (2%) and (b) the highest nonusurious rate permitted by applicable law.

        "Holder Property Cost" shall mean with respect to a Property an amount equal to the outstanding Holder Advances with respect thereto.

        "Holder Unused Fee" shall have the meaning given to such term in Section
7.4 of the Participation Agreement.

                                 Appendix A-20

        "Holder Yield" shall mean with respect to Holder Advances from time to time either the Eurodollar Rate plus the Applicable Percentage or the ABR plus
 .75% as elected by the Owner Trustee from time to time with respect to such Holder Advances in accordance with the terms of the Trust Agreement; provided, however, (a) upon delivery of the notice described in Section 3.7(c) of the Trust Agreement, the outstanding Holder Advances of each Holder shall bear a yield at the ABR plus .75% applicable from time to time from and after the dates and during the periods specified in Section 3.7(c) of the Trust Agreement, (b) upon the delivery by a Holder of the notice described in Section 11.3(e) of the Participation Agreement, the Holder Advances of such Holder shall bear a yield at the ABR plus .75% applicable from time to time after the dates and during the periods specified in Section 11.3(e) of the Participation Agreement and (c) upon the increase of the Holder Commitments pursuant to Section 5.9 of the Participation Agreement, the Holder Advances of each Holder shall bear a yield at a rate as determined by the Majority Holders.

        "Holders" shall mean Bank of America, N.A. and shall include the other banks and financial institutions which may be from time to time holders of Certificates in connection with the Lexi Trust 2000-1.

        "Impositions" shall mean any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") including but not limited to (i) real and personal property taxes, including without limitation personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) excise taxes; (iv) real estate transfer taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi) assessments on any Property, including without limitation all assessments for public Improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) taxes, Liens, assessments or charges asserted, imposed or assessed by the PBGC or any governmental authority succeeding to or performing functions similar to, the PBGC; and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Property or any part thereof or interest therein; (b) the leasing, financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, sale, transfer of title, return or other disposition of such Property or any part thereof or interest therein; (c) the Notes, other indebtedness with respect to any Property, or the Certificates, or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from any Property or any part thereof or interest therein; (e) the Operative Agreements, the performance thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Property or any part thereof or interest therein upon the sale or disposition thereof;
(g) any contract (including the Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Notes or the

                                 Appendix A-21

Certificates; (i) the Owner Trustee, the Trust or the Trust Estate; or (j) otherwise in connection with the transactions contemplated by the Operative Agreements.

        "Improvements" shall mean, with respect to the construction, renovations and/or Modifications on any Land, all buildings, structures, Fixtures, and other improvements of every kind existing at any time and from time to time on or under the Land purchased or otherwise acquired using the proceeds of the Loans or the Holder Advances or which is subject to a Ground Lease, together with any and all appurtenances to such buildings, structures or improvements, including without limitation sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including without limitation all Modifications and other additions to or changes in the Improvements at any time, including without limitation (a) any Improvements existing as of the Property Closing Date as such Improvements may be referenced on the applicable Requisition and (b) any Improvements made subsequent to such Property Closing Date.

        "Indebtedness" of a Person shall mean, without duplication, such
Person's:

                (a)     obligations for borrowed money;

                (b) obligations representing the deferred purchase price of Property (whether real, personal, tangible, intangible or mixed) or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade);

                (c) obligations secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person;

                (d) obligations which are evidenced by notes, acceptances, convertible debentures or other instruments;

                (e) Capitalized Lease obligations and the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP;

                (f) net liabilities under interest rate swap, exchange or cap agreements;

                (g) Support Obligations with respect to Indebtedness described in paragraphs (a) through (f) above; and

                (h) to the extent not otherwise described in paragraphs (a) through (g) above, all Additional Indebtedness.

        "Indemnified Person" shall mean the Lessor, the Owner Trustee, in its individual and its trust capacity, the Trust, the Trust Company, the Agent, the Holders, the Lenders, the Securities Intermediary and their respective successors, assigns, directors, shareholders, partners, officers,

                                 Appendix A-22
employees, agents and Affiliates.

        "Indemnity Provider" shall mean, respecting each Property, the Lessee.

        "Initial Closing Date" shall mean October 19, 2000.

        "Initial Construction Advance" shall mean any initial Advance to pay for: (a) Property Costs for construction of any Improvements; and (b) the Property Costs of restoring or repairing any Property which is required to be restored or repaired in accordance with Section 15.1(e) of the Lease.

        "Instruments" shall have the meaning given to such term in Section 1 of the Security Agreement.

        "Insurance Requirements" shall mean all terms and conditions of any insurance policy either required by the Lease to be maintained by the Lessee or required by the Agency Agreement to be maintained by the Construction Agent, and all requirements of the issuer of any such policy and, regarding self insurance, any other requirements of the Lessee.

        "Interest Period" shall mean during the Commitment Period and thereafter as to any Eurodollar Loan or Eurodollar Holder Advance (i) with respect to the initial Interest Period, the period beginning on the date of the first Eurodollar Loan and Eurodollar Holder Advance and ending one (1) month, two (2) months, three (3) months or (to the extent available to all Lenders and all Holders) six (6) months thereafter, as selected by the Lessor (in the case of a Eurodollar Loan) or the Owner Trustee (in the case of a Eurodollar Holder Advance) in its applicable notice given with respect thereto and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Advance and ending one (1) month, two (2) months, three (3) months or (to the extent available to all Lenders and all Holders) six (6) months thereafter, as selected by the Lessor by irrevocable notice to the Agent (in the case of a Eurodollar
Loan) or by the Owner Trustee (in the case of a Eurodollar Holder Advance) in each case not less than three (3) Business Days prior to the last day of the then current Interest Period with respect thereto; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following: (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Maturity Date or the Expiration Date, as the case may be, (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month and (D) there shall not be more than four (4) Interest Periods outstanding at any one (1) time.

        "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

        "Investments", in any Person, shall mean any loan or advance to such Person, any purchase

                                 Appendix A-23
or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of, or equity interest in, such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any guaranty obligation incurred for the benefit of such Person.

        "Land" shall mean a parcel of real property described on (a) the Requisition issued by the Construction Agent on the Property Closing Date relating to such parcel and (b) the schedules to the applicable Lease Supplement executed and delivered in accordance with the requirements of Section 2.4 of the Lease.

        "Larger Tract Purchase Agreement" shall mean the Contract for Purchase and Sale of Real Property effective as of October 12, 2000 between The Woodlands Commercial Properties Company, L.P. and Lexicon Genetics Incorporated, with respect to that certain tract of land containing approximately 6.7677 acres located in the John Taylor Survey, A-547, in Montgomery County, Texas, as more particularly described in Exhibit A thereto.

        "Law" shall mean any federal, state, local or foreign statute, law, ordinance, regulation, rule, directive or any order, writ, injunction or decree of any Tribunal.

        "Lease" or "Lease Agreement" shall mean the Lease Agreement dated on or about the Initial Closing Date, between the Lessor and the Lessee, together with any Lease Supplements thereto.

        "Lease Accounting Rules" shall have the meaning given such term in
Section 2.2(c) of the Trust Agreement.

        "Lease Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

        "Lease Event of Default" shall have the meaning specified in Section
17.1 of the Lease.

        "Lease Supplement" shall mean each Lease Supplement substantially in the form of Exhibit A to the Lease, together with all attachments and schedules thereto.

        "Legal Requirements" shall mean all foreign, federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Owner Trustee, any Holder, the Lessor, the Lessee, the Agent, any Lender or any Property, Land, Improvement, Equipment or the taxation, demolition, construction, use or alteration of such Improvements, whether now or hereafter enacted and in force, including without limitation any that require repairs, modifications or alterations in or to any Property or in any way limit the use and enjoyment thereof (including without limitation all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et. seq., and any other similar federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including without limitation all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and

                                 Appendix A-24
encumbrances contained in any instruments which are either of record or known to the Lessee affecting any Property or the Appurtenant Rights.

        "Lender Commitments" shall mean the Lender Commitment of each Lender as set forth in Schedule 2.1 to the Credit Agreement as such Schedule 2.1 may be amended and replaced from time to time.

        "Lender Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdiction in order to procure a security interest in favor of the Agent in the Collateral subject to the Security Documents.

        "Lender Unused Fee" shall have the meaning given to such term in Section
7.4 of the Participation Agreement.

        "Lenders" shall mean Bank of America, N.A. and shall include the other banks and financial institutions which may be from time to time party to the Participation Agreement and the Credit Agreement.

        "Lessee" shall have the meaning set forth in the Lease.

        "Lessee Related Party" shall mean the Lessee, the Construction Agent, any of their respective agents, employees, officers, directors, contractors and/or subcontractors.

        "Lessor" shall mean the Owner Trustee, not in its individual capacity, but as the Lessor under the Lease.

        "Lessor Basic Rent" shall mean the scheduled Holder Yield and the Holder Amounts (if any) due on the Rent Commencement Date and on any Scheduled Interest Payment Date pursuant to the Trust Agreement and the Holders Amounts (if any) due on the Payment Date immediately following the Final Completion Date (but not including interest on (a) any such scheduled Holder Yield and repayment of Holder Amounts (if any) due on the Holder Advances prior to the Rent Commencement Date with respect to the Property to which such Holder Advances relate or (b) overdue amounts under the Trust Agreement or otherwise), including specifically, without limitation, any such payments due in connection with any extension of the Maturity Date of the Holder Advances pursuant to Section 3.3 of the Trust Agreement; provided, Lessor Basic Rent shall not include Holder Yield calculated on any Holder Advance used to pay any Excluded Cost unless a Lease Event of Default shall have occurred and be continuing.

        "Lessor Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdictions in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement or a mortgage.

        "Lessor Funding Obligations" shall mean Transaction Expenses, fees, expenses, indemnity obligations and other disbursements payable by the Lessor regarding the Initial Closing Date, any Property Closing Date, any Acquisition Advance, any Construction Advance

                                 Appendix A-25
or any Property prior to the Rent Commencement Date as specified pursuant to the Operative Agreements (excluding amounts payable by the Trust Company but including, without limitation, amounts payable by the Lessor pursuant to the applicable provisions of Sections 7 and 11.8 of the Participation Agreement and
Section 2.1 of the Agency Agreement).

        "Lessor Lien" shall mean any Lien, true lease or sublease or disposition of title of any Property arising as a result of (a) any claim against the Lessor, the Trust Company, the Agent or any Financing Party, not resulting from the transactions contemplated by the Operative Agreements, (b) any act or omission of the Lessor, the Trust Company, the Agent or any Financing Party, which is not required or permitted by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, (c) any claim against the Lessor, the Trust Company, the Agent or any Financing Party, with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify pursuant to Section 11 of the Participation Agreement or (d) any claim against the Lessor or the Agent arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Properties, the Trust Estate or the Operative Agreements other than the transfer of title to or possession of any Properties by the Lessor pursuant to and in accordance with the Lease, the Credit Agreement, the Security Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease,
Article V of the Agency Agreement or Section 6 of the Credit Agreement.

        "Lexi Trust 2000-1" shall mean the grantor trust created pursuant to the terms and conditions of the Trust Agreement.

        "Lexicon" shall mean Lexicon Genetics Incorporated, a Delaware corporation, in its individual capacity, in its capacities as Lessee and Construction Agent, and in any other capacity it may assume under the Operative Agreements.

        "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), option, preference, priority or charge of any kind, including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof.

        "Limited Recourse Amount" shall mean with respect to all the Properties on an aggregate basis, an amount equal to the sum of the Termination Values with respect to all the Properties on an aggregate basis on each Payment Date, less the Maximum Residual Guarantee Amount as of such date with respect to all the Properties on an aggregate basis.

        "Liquidity" shall mean, as of any date of calculation thereof, the aggregate of all cash and Cash Equivalents owned by the Consolidated Group on such date; provided that, Liquidity as calculated hereunder shall exclude all Cash Equivalents held as Securities Collateral.

        "Loan Basic Rent" shall mean the scheduled interest and principal payments (if any) due on the Loans on the Rent Commencement Date and on any Scheduled Interest Payment Date pursuant to the Credit Agreement and the principal payments (if any) due on the Payment Date

                                 Appendix A-26
immediately following the Final Completion Date (but not including interest on (a) any such Loan due prior to the Rent Commencement Date with respect to the Property to which such Loan relates or (b) any overdue amounts under Section 2.8(b) of the Credit Agreement or otherwise), including specifically, without limitation, any such payments due in connection with any extension of the Maturity Date of the Loans pursuant to Section 2.6(e) of the Credit Agreement; provided, Loan Basic Rent shall not include interest calculated on any Loan used to pay any Excluded Cost unless a Lease Event of Default shall have occurred and be continuing.

        "Loan Property Cost" shall mean, with respect to each Property at any date of determination, an amount equal to (a) the aggregate principal amount all Loans (including without limitation all Acquisition Loans and Construction Loans) made on or prior to such date with respect to such Property, as increased pursuant to Section 2.3(b) of the Credit Agreement, minus (b) the aggregate amount of prepayments or repayments as the case may be of the Loans allocated to reduce the Loan Property Cost of such Property pursuant to Section 2.6(c) of the Credit Agreement.

        "Loans" shall mean the loans extended pursuant to the Credit Agreement and shall include both the Tranche A Loans and the Tranche B Loans.

        "Majority Holders" shall mean at any time, Holders whose Holder Advances outstanding represent at least sixty-six and two thirds percent (66 2/3%) of (a) the aggregate Holder Advances outstanding or (b) to the extent there are no Holder Advances outstanding, the aggregate Holder Commitments.

        "Majority Lenders" shall mean at any time, Lenders whose Loans outstanding represent at least sixty-six and two thirds percent (66 2/3%) of (a) the aggregate Loans outstanding or (b) to the extent there are no Loans outstanding, the aggregate of the Lender Commitments.

        "Majority Secured Parties" shall mean at any time, Lenders and Holders whose Loans and Holder Advances outstanding represent at least sixty-six and two thirds percent (66 2/3%) of (a) the aggregate Advances outstanding or (b) to the extent there are no Advances outstanding, the sum of the aggregate Holder Commitments plus the aggregate Lender Commitments.

        "Margin Base" shall mean on any date of determination, the sum of (i) that Class A Collateral described in clause (a) of the definition of Class A Collateral; plus (ii) the product of the market value of that Class A Collateral described in clause (b) of the definition of Class A Collateral multiplied by 95%; plus (iii) the market value of that Class A Collateral described in clause
(c) of the definition of Class A Collateral; plus (iv) the product of the market value of that Class B Collateral described in clause (a) of the definition of Class B Collateral multiplied by 85%; plus (v) the product of the market value of that Class B Collateral described in clause (b) of the definition of Class B Collateral multiplied by 95%.

        "Marketing Period" shall mean, if the Lessee has given a Sale Notice in accordance with Section 20.1 of the Lease, the period commencing on the date such Sale Notice is given and ending on the Expiration Date.

                                 Appendix A-27

        "Material Adverse Effect" shall mean a material adverse effect on (a) the business, condition (financial or otherwise), assets, liabilities or operations of the Lessee, (b) the ability of the Lessee to perform its obligations under any Operative Agreement to which it is a party, (c) the validity or enforceability of any Operative Agreement or the rights and remedies of the Agent, the Lenders, the Holders, or the Lessor thereunder, (d) the validity, priority or enforceability of any Lien on any Property created by any of the Operative Agreements (other than any of same caused by the Agent or a Lender), or (e) the value, utility or useful life of any Property or the use, or ability of the Lessee to use, any Property for the purpose for which it was intended.

        "Maturity Date" shall mean the Expiration Date.

        "Maximum Amount" shall mean (a) one hundred percent (100%) of the cost of the Land or the Ground Lease (as the case may be) for all, but not less than all, the Construction Period Properties (collectively, the "Land Cost"), plus
(b) the product of eighty-nine and nine tenths percent (89.9%) multiplied by the following: (the aggregate Termination Value for all, but not less than all, the Construction Period Properties, minus the Land Cost, minus all structuring fees payable in connection with the transactions evidenced by the Operative Agreements to Banc of America Securities, LLC, Bank of America, N.A. and/or any Affiliates of either of the foregoing, minus accrued, unpaid Holder Yield respecting any and all Construction Period Properties), minus the amount of each Advance used to pay Excluded Costs minus (c) the accreted value (calculated at a rate of 6.94% per annum) of any payments previously made by the Construction Agent or the Lessee regarding any and all Construction Period Properties and not reimbursed plus (d) the aggregate Termination Value for all Properties from time to time for which the Rent Commencement Date has occurred at such time.

        "Maximum Residual Guarantee Amount" shall mean an amount equal to the product of the aggregate Property Cost for all of Properties (minus the amount of each Advance used to pay Excluded Costs) times eighty-six and thirty-one one hundredths percent (86.31%).

        "Modifications" shall have the meaning specified in Section 11.1(a) of the Lease.

        "Moody's" shall mean Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

        "Mortgage Instrument" shall mean any mortgage, deed of trust or any other instrument executed by the Owner Trustee and the Lessee (or regarding any property subject to a Ground Lease, the applicable Affiliate of the Lessee) in favor of the Agent (for the benefit of the Lenders and the Holders) and evidencing a Lien on the Property, in form and substance reasonably acceptable to the Agent.

        "Multiemployer Plan" shall mean any Plan described in Section 4001(a)(3) or Section 3(37) of ERISA to which contributions are or have been made or required by the Lessee or any of its Subsidiaries or ERISA Affiliates.

        "Multiple Employer Plan" shall mean a Plan to which the Lessee, any Subsidiary of

                                 Appendix A-28

Lessee or any ERISA Affiliate and at least one (1) other employer other than the Lessee, any Subsidiary of the Lessee or any ERISA Affiliate is making or accruing an obligation to make, or has made or accrued an obligation to make, contributions.

        "New Facility" shall have the meaning given to such term in Section 28.1 of the Lease.

        "Non-Integral Equipment" shall mean Equipment which (a) is personal property that is readily removable without causing material damage to the applicable Property and (b) is not integral or necessary, respecting the applicable Property, for compliance with Section 8.3 of the Lease or otherwise to the structure thereof, the mechanical operation thereof, the electrical systems thereof or otherwise with respect to any aspect of the physical plant thereof.

        "Notes" shall mean those notes issued to the Lenders pursuant to the Credit Agreement and shall include both the Tranche A Notes and the Tranche B Notes.

        "Obligations" shall have the meaning given to such term in Section 1 of the Security Agreement.

        "Officer's Certificate" with respect to any person shall mean a certificate executed on behalf of such person by a Responsible Officer who has made or caused to be made such examination or investigation as is necessary to enable such Responsible Officer to express an informed opinion with respect to the subject matter of such Officer's Certificate.

        "Operative Agreements" shall mean the following: the Participation Agreement, the Agency Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease, the Lease Supplements (and memoranda of the Lease and each Lease Supplement in a form reasonably acceptable to the Agent), the Security Agreement, the Mortgage Instruments, the other Security Documents, the Ground Leases, the Deeds and the Bills of Sale, the Collateral Agreement, the Control Agreement and any and all other agreements, documents and instruments executed in connection with any of the foregoing.

        "Original Executed Counterpart" shall have the meaning given to such term in Section 5 of Exhibit A to the Lease.

        "Overdue Interest" shall mean any interest payable pursuant to Section 2.8(b) of the Credit Agreement.

        "Overdue Rate" shall mean (a) with respect to the Loan Basic Rent, and any other amount owed under or with respect to the Credit Agreement or the Security Documents, the rate specified in Section 2.8(b) of the Credit Agreement, (b) with respect to the Lessor Basic Rent, the Holder Yield and any other amount owed under or with respect to the Trust Agreement, the Holder Overdue Rate, and (c) with respect to any other amount, the amount referred to in clause (y) of Section 2.8(b) of the Credit Agreement.

        "Owner Trustee," "Borrower" or "Lessor" shall mean First Security Bank, National Association, not individually, except as expressly stated in the various Operative Agreements,

                                 Appendix A-29
but solely as the Owner Trustee under the Lexi Trust 2000-1, and any successor, replacement and/or additional Owner Trustee expressly permitted under the Operative Agreements.

        "Participant" shall have the meaning given to such term in Section 9.7 of the Credit Agreement.

        "Participation Agreement" shall mean the Participation Agreement dated on or about the Initial Closing Date, among the Lessee, the Owner Trustee, not in its individual capacity except as expressly stated therein, the Holders, the Lenders and the Agent.

        "Payment Date" shall mean any Scheduled Interest Payment Date and any date on which interest or Holder Yield in connection with a prepayment of principal on the Loans or of the Holder Advances is due under the Credit Agreement or the Trust Agreement.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation created by
Section 4002(a) of ERISA or any successor thereto.

        "Pension Plan" shall mean a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a Multiemployer Plan), and to which the Lessee or any ERISA Affiliate may have any liability, including without limitation any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five (5) years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

        "Permitted Facility" shall mean any office or other commercial building, parking facility associated therewith or vivarium located in Montgomery County, Texas, on parcels identified in Lease Supplement No. 1, that is customarily used and operated by the Lessee in its ordinary course of business as of the Initial Closing Date.

        "Permitted Liens" shall mean:

                (a) the respective rights and interests of the parties to the Operative Agreements as provided in the Operative Agreements;

                (b) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease for no longer than the duration of the Lease;

                (c) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of Section 13.1 of the Lease;

                (d) Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than thirty (30) days past due or are being diligently contested in good faith by appropriate proceedings, so

                                 Appendix A-30
        long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

                (e) Liens of any of the types referred to in clause (d) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor and the Agent have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens;

                (f) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

                (g) Liens in favor of municipalities to the extent agreed to by the Lessor;

                (h) Liens securing purchase money and sale/leaseback Indebtedness (including Capitalized Leases) to the extent permitted under Section 8.3B(a)(iii), provided that any such Lien attaches only to the Subject Property (but not to any Property) financed or leased and such Lien attaches thereto concurrently with or within 90 days after the acquisition thereof in connection with the purchase money transactions and within 30 days after the closing of any sale/leaseback transaction; and

                (i) Liens in renewal, extension or replacement of any Lien referenced in paragraphs (a) through (h) above; provided such renewal, extension or replacement Liens shall not cover any additional property or secure any additional Indebtedness not theretofore covered or secured by the Lien being renewed, extended or replaced.

        "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other entity.

        "Plan" shall mean any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which Lessee, any Subsidiary of Lessee or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

        "Planned Office Building" shall mean the office building contemplated to be constructed by the Construction Agent pursuant to the Operative Agreements.

        "Planned Parking Facility" shall mean the parking facility contemplated to be constructed by the Construction Agent pursuant to the Operative Agreements.

        "Planned Vivarium" shall mean the vivarium contemplated to be constructed by the

                                 Appendix A-31

Construction Agent pursuant to the Operative Agreements.

        "Plans and Specifications" shall mean, with respect to Improvements, the plans and specifications for such Improvements to be constructed or already existing, as such Plans and Specifications may be amended, modified or supplemented from time to time in accordance with the terms of the Operative Agreements.

        "Prime Lending Rate" shall have the meaning given to such term in the definition of ABR.

        "Prior Property" shall have the meaning given to such term in Section
5.11 of the Participation Agreement.

        "Property" shall mean, with respect to each Permitted Facility that is (or is to be) acquired, constructed and/or renovated pursuant to the terms of the Operative Agreements, the Land, and/or the various Improvements, in each case as identified on the applicable Lease Supplement, and the Equipment associated with such Property including without limitation each Construction Period Property, each Property subject to a Ground Lease and each Property for which the Basic Term has commenced.

        "Property Acquisition Cost" shall mean the cost to the Lessor to purchase a Property on a Property Closing Date.

        "Property Closing Date" shall mean the date on which the Lessor purchases a Property or, with respect to the first Advance, the date on which the Lessor seeks reimbursement for Property previously purchased by the Lessor.

        "Property Cost" shall mean with respect to a Property the aggregate amount (and/or the various items and occurrences giving rise to such amounts) of the Loan Property Cost plus the Holder Property Cost for such Property (as such amounts shall be increased equally among all Properties respecting the Holder Advances and the Loans extended from time to time to pay for Lessor Funding Obligations).

        "Punch List Completion Date" shall mean, with respect to a Property, the date of Final Completion.

        "Purchase Agreements" shall mean the Larger Tract Purchase Agreement and the Smaller Tract Purchase Agreement.

        "Purchase Option" shall have the meaning given to such term in Section
20.1 of the Lease.

        "Purchase Option Date" shall mean the first Business Day of any calendar month and the Expiration Date.

        "Register" shall have the meaning given to such term in Section 9.9(a) of the Credit

                                 Appendix A-32

Agreement.

        "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

        "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

        "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

        "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

        "Release" shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

        "Renewal Term" shall have the meaning specified in Section 2.2 of the Lease.

        "Rent" shall mean, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Lease.

        "Rent Commencement Date" shall mean, regarding each Property, the Completion Date.

        "Reportable Event" shall mean any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

        "Requested Funds" shall mean any funds requested by the Lessee or the Construction Agent, as applicable, in accordance with Section 5 of the Participation Agreement.

        "Required S&P Rating" shall have the meaning specified in Section 17.1(o) of the Lease.

        "Requisition" shall have the meaning specified in Section 4.2 of the Participation Agreement.

        "Responsible Officer" shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Senior Vice President or Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer, except that when used with respect to the Trust Company or the Owner Trustee, "Responsible Officer" shall also include the Cashier, any Assistant Cashier, any Trust Officer or Assistant

                                 Appendix A-33

Trust Officer, the Controller and any Assistant Controller or any other officer of the Trust Company or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

        "Restricted Payment" shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock now or hereafter outstanding, except (i) a dividend payable solely in shares of that class to the holders of that class and (ii) dividends and other distributions payable to Lessee, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock now or hereafter outstanding and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock now or hereafter outstanding.

        "Right of First Offer" shall mean the Right of First Offer Agreement dated as of October 19, 2000 by and between The Woodlands Development Company, L.P. and the Owner Trustee with regard to two (2) certain tracts of real property located in Montgomery County, Texas, as more particularly described on Exhibit A attached thereto.

        "Sale Date" shall have the meaning given to such term in Section 22.1(a) of the Lease.

        "Sale Notice" shall mean a notice given to the Lessor in connection with the election by the Lessee of its Sale Option.

        "Sale Option" shall have the meaning given to such term in Section 20.1 of the Lease.

        "Sale Proceeds Shortfall" shall mean the amount by which the proceeds of a sale described in Section 22.1 of the Lease are less than the Limited Recourse Amount with respect to the Properties if it has been determined that the Fair Market Sales Value of the Properties at the expiration of the term of the Lease has been impaired by greater than ordinary wear and tear during the Term of the Lease.

        "S&P" shall mean Standard & Poor's Rating Services, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

        "Scheduled Interest Payment Date" shall mean (a) as to any Eurodollar Loan or Eurodollar Holder Advance, the last day of the Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Advance (and respecting any Eurodollar Loan or Eurodollar Holder Advance having an Interest Period of six (6) months, the three (3) month anniversary of such Interest Period), (b) as to any ABR Loan or any ABR Holder Advance, the fifteenth day of each month, unless such day is not a Business Day and in such case on the next occurring Business Day and (c) as to all Loans and Holder Advances, the date of any voluntary or involuntary payment, prepayment, return or redemption, and the Maturity Date or the Expiration Date, as the case may be.

        "Secured Parties" shall have the meaning given to such term in the Security Agreement.

                                 Appendix A-34

        "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

        "Securities Collateral" shall mean such Cash Equivalents constituting part of the Collateral pledged by the Construction Agent or the Lessee and maintained (a) (except as otherwise specified in subsection (b)) in the Collateral Account, all as referenced in the Collateral Agreement and the Participation Agreement or (b) (with respect to U.S. dollar denominated certificates of deposit of Bank of America, N.A.) in the possession, custody and control of the Agent.

        "Securities Intermediary" shall mean Bank of America, N.A., a national banking association, through its offices at: Bank of America Plaza, Mailcode TX1-492-6305, 901 Main Street, Dallas, Texas, 75202, Attention: Mark S. Tranchina, or such other address as the Securities Intermediary shall give written notice of to the parties to the Control Agreement.

        "Security Agreement" shall mean the Security Agreement dated on or about the Initial Closing Date between the Lessor and the Agent, for the benefit of the Secured Parties, and accepted and agreed to by the Lessee.

        "Security Documents" shall mean the collective reference to the Security Agreement, the Collateral Agreement, the Control Agreement, the Mortgage Instruments, (to the extent the Lease is construed as a security instrument) the Lease, the UCC Financing Statements and all other security documents hereafter delivered to the Agent granting a lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor under the Credit Agreement and/or under any of the other Credit Documents or to secure any guarantee of any such obligations and liabilities.

        "Single Employer Plan" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

        "Smaller Tract Purchase Agreement" shall mean the Contract for Purchase and Sale of Real Property effective as of October 12, 2000 between The Woodlands Land Development Company, L.P. and Lexicon Genetics Incorporated, with respect to that certain tract of land containing approximately 5.592 acres located in the John Taylor Survey, A-547, in Montgomery County, Texas, as more particularly described in Exhibit A thereto.

        "Soft Costs" shall mean all costs which are ordinarily and reasonably incurred in relation to the acquisition, development, installation, construction, improvement and testing of the Properties other than Hard Costs, including without limitation structuring fees, administrative fees, legal fees, upfront fees, fees and expenses related to appraisals, title examinations, title insurance, document recordation, surveys, environmental site assessments, geotechnical soil investigations and similar costs and professional fees customarily associated with a real estate closing, the Lender Unused Fee, the Holder Unused Fee, fees and expenses of the Owner Trustee payable or reimbursable under the Operative Agreements.

                                 Appendix A-35

        "Structure" shall mean each of the following structures contemplated to constitute individual Properties: the Existing Office Building, the Existing Vivarium, the Existing Blue Building, the Planned Office Building, the Planned Vivarium and the Planned Parking Facility.

        "Subject Properties" shall mean have the meaning given to such term in
Section 6.2(y) of the Participation Agreement.

        "Subsidiary" shall mean, as to any Person, any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person, or by one (1) or more Subsidiaries, or by such Person and one (1) or more Subsidiaries.

        "Supplemental Amounts" shall have the meaning given to such term in
Section 9.18 of the Credit Agreement.

        "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee assumes or agrees to pay to the Lessor, the Trust Company, the Holders, the Agent, the Lenders or any other Person under the Lease or under any of the other Operative Agreements including without limitation payments of the Termination Value and the Maximum Residual Guarantee Amount and all indemnification amounts, liabilities and obligations.

        "Support Obligations" shall mean, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (d) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Support Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Support Obligation is made; provided, if the Support Obligation is secured by a Lien on one or more assets of such Person and the Support Obligation is expressly limited to the value of such asset or assets, then the amount of such Support Obligation hereunder shall be deemed to equal the value of such asset or assets.

        "Taxes" shall have the meaning specified in the definition of "Impositions".

        "Term" shall mean the Basic Term and each Renewal Term, if any.

                                 Appendix A-36

        "Termination Date" shall have the meaning specified in Section 16.2(a) of the Lease.

        "Termination Event" shall mean (a) with respect to any Pension Plan, the occurrence of a Reportable Event or an event described in Section 4062(e) of ERISA, (b) the withdrawal of the Lessee or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan, (c) the distribution of a notice of intent to terminate a Plan or Multiemployer Plan pursuant to Section 4041(a)(2) or 4041A of ERISA,
(d) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC under Section 4042 of ERISA, (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or
(f) the complete or partial withdrawal of the Lessee or any ERISA Affiliate from a Multiemployer Plan.

        "Termination Notice" shall have the meaning specified in Section 16.1 of the Lease.

        "Termination Value" shall mean the sum of (a) either (i) with respect to all Properties, an amount equal to the aggregate outstanding Property Cost (including, without limitation, the amount of each Advance used to pay one or more Excluded Costs) for all the Properties, in each case as of the last occurring Payment Date, or (ii) with respect to a particular Property, an amount equal to the Property Cost (including, without limitation, the amount of each Advance used to pay one or more Excluded Costs) allocable to such Property, plus
(b) respecting the amounts described in each of the foregoing subclause (i) or
(ii), as applicable, any and all accrued but unpaid interest on the Loans and any and all Holder Yield on the Holder Advances related to the applicable Property Cost (including, without limitation, the amount of each Advance used to pay one or more Excluded Costs), plus (c) to the extent the same is not duplicative of the amounts payable under clause (b) above, all other Rent and other amounts then due and payable or accrued under the Agency Agreement, Lease and/or under any other Operative Agreement (including without limitation amounts under Sections 11.1 through 11.8 of the Participation Agreement and all costs and expenses referred to in clause FIRST of Section 22.2 of the Lease). If any Claim or cost in relation thereto is not satisfied in favor of the Owner Trustee pursuant to Section 11.7 of the Participation Agreement because Section 11.7(b) is not satisfied, the amount of such Claim or cost shall be added to the Termination Value.

        "Tranche A Commitments" shall mean the obligation of the Tranche A Lenders to make the Tranche A Loans to the Lessor in an aggregate principal amount at any one (1) time outstanding not to exceed the aggregate of the amounts set forth opposite each Tranche A Lender's name on Schedule 2.1 to the Credit Agreement, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; provided, no Tranche A Lender shall be obligated to make Tranche A Loans in excess of such Tranche A Lender's share of the Tranche A Commitments as set forth adjacent to such Tranche A Lender's name on Schedule 2.1 to Credit Agreement.

        "Tranche A Lenders" shall mean Bank of America, N.A. and shall include the several banks and other financial institutions from time to time party to the Credit Agreement that commit to make the Tranche A Loans.

                                 Appendix A-37

        "Tranche A Loans" shall mean the Loans made pursuant to the Tranche A Commitment.

        "Tranche A Note" shall have the meaning given to it in Section 2.2 of the Credit Agreement.

        "Tranche B Commitments" shall mean the obligation of the Tranche B Lenders to make the Tranche B Loans to the Lessor in an aggregate principal amount at any one (1) time outstanding not to exceed the aggregate of the amounts set forth opposite each Tranche B Lender's name on Schedule 2.1 to the Credit Agreement, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; provided, no Tranche B Lender shall be obligated to make Tranche B Loans in excess of such Tranche B Lender's share of the Tranche B Commitments as set forth adjacent to such Tranche B Lender's name on Schedule 2.1 to Credit Agreement.

        "Tranche B Lenders" shall mean Bank of America, N.A. and shall include the several banks and other financial institutions from time to time party to the Credit Agreement that commit to make the Tranche B Loans.

        "Tranche B Loan" shall mean the Loans made pursuant to the Tranche B Commitment.

        "Tranche B Note" shall have the meaning given to it in Section 2.2 of the Credit Agreement.

        "Transaction Expenses" shall mean all Soft Costs and all other costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Agreements and the transactions contemplated by the Operative Agreements including, without limitation, the following:

                (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel to the Agent, the Lenders, the Holders, the Lessor and the Lessee in negotiating the terms of the Operative Agreements and the other transaction documents, preparing for the closings under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Agreements;

                (b) the reasonable fees, out-of-pocket expenses and disbursements of accountants for the Lessee or the Construction Agent in connection with the transaction contemplated by the Operative Agreements;

                (c) any and all other reasonable fees, charges or other amounts payable to the Lenders, the Agent, the Holders, the Owner Trustee or any broker which arises under any of the Operative Agreements;

                (d) any other reasonable fee, out-of-pocket expenses, disbursement or cost of any party to the Operative Agreements or any of the other transaction documents,

                                 Appendix A-38
        including costs of surveys of the Land, any appraisals or environmental reports required pursuant to the Operative Agreements and any title insurance expenses incurred under the Operative Agreements; and

                (e) any and all Taxes and fees incurred in recording or filing any Operative Agreement or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreements.

        "Tribunal" shall mean any state, commonwealth, federal, foreign, territorial, or other court or government body, subdivision agency, department, commission, board, bureau or instrumentality of a governmental body.

        "Trust" shall mean the Lexi Trust 2000-1.

        "Trust Agreement" shall mean the Trust Agreement dated on or about the Initial Closing Date between the Holders and the Owner Trustee.

        "Trust Company" shall mean First Security Bank, National Association, in its individual capacity, and any successor owner trustee under the Trust Agreement in its individual capacity.

        "Trust Estate" shall have the meaning specified in Section 2.2 of the Trust Agreement.

        "Type" shall mean, as to any Loan, whether it is an ABR Loan or a Eurodollar Loan.

        "UCC Financing Statements" shall mean collectively the Lender Financing Statements and the Lessor Financing Statements.

        "Unanimous Vote Matters" shall have the meaning given it in Section 12.4 of the Participation Agreement.

        "Unfunded Amount" shall have the meaning specified in Section 3.2 of the Agency Agreement.

        "Unfunded Liability" shall mean, with respect to any Plan, at any time, the amount (if any) by which (a) the present value of all benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Company or any member of the Controlled Group to the PBGC or such Plan under Title IV of ERISA.

        "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

        "United States Bankruptcy Code" shall mean Title 11 of the United States Code.

                                 Appendix A-39

        "Unused Fee" shall mean, collectively, the Holder Unused Fee and the Lender Unused Fee.

        "Unused Fee Payment Date" shall mean the last Business Day of each January, April, July and October and the last Business Day of the Commitment Period, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement or the Holder Commitment shall terminate as provided in the Trust Agreement.

        "U.S. Person" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

        "U.S. Taxes" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

        "Voting Stock" of any Person, shall mean the capital stock of such Person entitled to vote in the election of the Board of Directors of such Person.

        "Withholdings" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

        "Work" shall mean the furnishing of labor, materials, components, furniture, furnishings, fixtures, appliances, machinery, equipment, tools, power, water, fuel, lubricants, supplies, goods and/or services with respect to any Property.

                                 Appendix A-40

------------------------------------------------------------------------------




                                AGENCY AGREEMENT


                          Dated as of October 19, 2000



                                     between


                         LEXICON GENETICS INCORPORATED,
                            as the Construction Agent



                                       and



                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                  as Owner Trustee under the Lexi Trust 2000-1,
                                  as the Lessor




 ------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I  DEFINITIONS; RULES OF USAGE.......................................1
      1.1  Definitions.......................................................1
      1.2  Interpretation....................................................1

ARTICLE II  APPOINTMENT OF THE CONSTRUCTION AGENT............................2
      2.1  Appointment.......................................................2
      2.2  Acceptance and Undertaking........................................4
      2.3  Term..............................................................4
      2.4  Scope of Authority................................................4
      2.5  Delegation of Duties..............................................5
      2.6  Covenants of the Construction Agent...............................5

ARTICLE III  THE PROPERTIES..................................................7
      3.1  Construction......................................................7
      3.2  Amendments; Modifications.........................................7
      3.3  Abandonment or Permanent Discontinuance...........................8

ARTICLE IV  PAYMENT OF FUNDS.................................................8
      4.1  Right to Receive Construction Cost................................8

ARTICLE V  EVENTS OF DEFAULT.................................................9
      5.1  Events of Default.................................................9
      5.2  Damages...........................................................9
      5.3  Remedies; Remedies Cumulative.....................................9

ARTICLE VI  THE LESSOR'S RIGHTS.............................................10
      6.1  Exercise of the Lessor's Rights..................................10
      6.2  The Lessor's Right to Cure the Construction Agent's Defaults.....10

ARTICLE VII  MISCELLANEOUS..................................................11
      7.1  Notices..........................................................11
      7.2  Successors and Assigns...........................................11
      7.3  GOVERNING LAW....................................................11
      7.4  Submission To Jurisdiction; Venue; Waivers.......................11
      7.5  Amendments and Waivers...........................................11
      7.6  Counterparts.....................................................11
      7.7  Severability.....................................................11
      7.8  Headings and Table of Contents...................................11
      7.9  WAIVER OF JURY TRIAL.............................................11

ARTICLE I  DEFINITIONS; RULES OF USAGE.......................................1
      1.1  Definitions.......................................................1
      1.2  Interpretation....................................................1

ARTICLE II  APPOINTMENT OF THE CONSTRUCTION AGENT............................2
      2.1  Appointment.......................................................2
      2.2  Acceptance and Undertaking........................................4
      2.3  Term..............................................................4
      2.4  Scope of Authority................................................4
      2.5  Delegation of Duties..............................................5
      2.6  Covenants of the Construction Agent...............................5



ARTICLE III  THE PROPERTIES..................................................7
      3.1  Construction......................................................7
      3.2  Amendments; Modifications.........................................7
      3.3  Abandonment or Permanent Discontinuance...........................8

ARTICLE IV  PAYMENT OF FUNDS.................................................8
      4.1  Right to Receive Construction Cost................................8

ARTICLE V  EVENTS OF DEFAULT.................................................9
      5.1  Events of Default.................................................9
      5.2  Damages...........................................................9
      5.3  Remedies; Remedies Cumulative.....................................9

ARTICLE VI  THE LESSOR'S RIGHTS.............................................10
      6.1  Exercise of the Lessor's Rights..................................10
      6.2  The Lessor's Right to Cure the Construction Agent's Defaults.....10

ARTICLE VII  MISCELLANEOUS..................................................11
      7.1  Notices..........................................................11
      7.2  Successors and Assigns...........................................11
      7.3  GOVERNING LAW....................................................11
      7.4  Submission To Jurisdiction; Venue; Waivers.......................11
      7.5  Amendments and Waivers...........................................11
      7.6  Counterparts.....................................................11
      7.7  Severability.....................................................11
      7.8  Headings and Table of Contents...................................11
      7.9  WAIVER OF JURY TRIAL.............................................11


                                AGENCY AGREEMENT


      THIS AGENCY AGREEMENT, dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Agreement"), between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association ("FSB"), as Owner Trustee under the Lexi Trust 2000-1 (the "Lessor") and LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Construction Agent").


                              PRELIMINARY STATEMENT

      A. The Lessor and the Construction Agent are parties to that certain Lease Agreement dated as of even date herewith (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Lease"), pursuant to which the Construction Agent, as lessee (in such capacity, the "Lessee") has agreed to lease certain Land, Improvements and Equipment and/or to sublease a ground leasehold in certain Properties subject to one (1) or more Ground Leases from the Lessor.

      B. In connection with the execution and delivery of the Participation Agreement, the Lease and the other Operative Agreements, and subject to the terms and conditions hereof, (i) the Lessor desires to appoint the Construction Agent as its sole and exclusive agent in connection with the identification and acquisition or ground lease of the Properties (provided, title to the Properties shall be held in the name of the Lessor, except that the interest of the Lessor in certain of the Properties shall be a ground leasehold interest pursuant to one (1) or more Ground Leases, if requested by the Construction Agent) and the development, acquisition, installation, construction and testing of the Improvements and the Equipment in accordance with the Plans and Specifications and (ii) the Construction Agent desires, for the benefit of the Lessor, to identify and acquire or ground lease the Properties and to cause the development, acquisition, installation, construction and testing of the Improvements, the Equipment and the other components of the Properties in accordance with the Plans and Specifications and to undertake such other liabilities and obligations as are herein set forth.

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:


                                    ARTICLE I

                           DEFINITIONS; RULES OF USAGE

      1.1    DEFINITIONS.

             For purposes of this Agreement, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among the Construction Agent, the Lessor, the various banks and lending institutions parties thereto from time to time, as Holders, the various banks and lending institutions parties thereto from time to time, as Lenders, and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Secured Parties. Unless otherwise indicated, references in this Agreement to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Agreement.

      1.2    INTERPRETATION.

             The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Agreement.

                                   ARTICLE II

                      APPOINTMENT OF THE CONSTRUCTION AGENT

      2.1    APPOINTMENT.

      Subject to the terms and conditions hereof, the Lessor hereby irrevocably designates and appoints Lexicon as its exclusive agent and as general contractor, and the Construction Agent accepts such appointment, in connection with the identification and acquisition from time to time of the Properties (provided, title to the Properties shall be held in the name of the Lessor, except that the interest of the Lessor in certain Properties shall be a ground leasehold interest pursuant to one or more Ground Leases if requested by the Construction Agent) and the development, acquisition, installation, construction and testing of the Improvements, the Equipment and the other components of the Properties in accordance with the Plans and Specifications on the Land, and pursuant to the terms of the Operative Agreements. Notwithstanding any provisions hereof or in any other Operative Agreement to the contrary, the Construction Agent acknowledges and agrees that the Lessor shall advance no more than the sum of the aggregate Commitment of the Lenders plus the aggregate amount of the Holder Commitments of the Holders in regard to the Properties (including without limitation for any and all Advances in the aggregate from the Lenders under the Credit Agreement and from the Holders under the Trust Agreement).

      After the Construction Agent gains knowledge or a reasonable expectation that (i) the sum of the Available Commitments and the Available Holder Commitments (less any Unfunded Amounts) shall be less than the amounts necessary for Completion of all Properties or (ii) Completion of one or more Properties shall not occur on or prior to the Construction Period Termination Date (such occurrences referenced in Sections 2.1(i) and 2.1(ii) may be referred to as the "Construction Failure"), the Construction Agent shall promptly (and in any event within ten (10) Business Days of gaining such knowledge or expectation) notify the Agent in writing of the same.

      Notwithstanding any other provision of the Operative Agreements (but subject to the proviso to this sentence), if at any time prior to the Construction Period Termination Date, the Lessor or the Agent shall have (x) determined in its respective reasonable good faith judgment that any Construction Failure or Extra Budget Cost shall have occurred or is reasonably likely to occur and shall have given a written notice of such determination to the Construction Agent or (y) received any notice from the Construction Agent that any Construction Failure or Extra Budget Cost shall have occurred or is reasonably likely to occur, then in any such case Lexicon shall have the option of purchasing all the Properties on a date specified by the Lessor that is not earlier than fifteen (15) days nor later than sixty (60) days after delivery of the applicable notice referenced in clauses (x) or (y) directly above (as the case may be) by paying the Lessor an amount equal to the Termination Value for all, but not less than all, the Properties plus any and all fees and expenses incurred by or on behalf of the Lessor, the Agent or the other Financing Parties in connection with the Properties (including without limitation the transfer thereof); provided, no breach of any obligation by the Construction Agent or the Lessee pursuant to Section 5.15 of the Participation Agreement or Section 2.6(l) of this Agreement shall constitute a Construction Failure or Extra Budget Cost for purposes of this Section 2.1 or otherwise be subject to the provisions of this Section 2.1 but instead shall constitute an Event of Default and be subject to the provisions of Sections 5.2 and 5.3 of this Agreement. If Lexicon does not exercise its purchase option referenced in the preceding sentence within five
(5) Business Days of the events referenced in subsections (x) or (y) of the preceding sentence, then Lessor shall have the option, but not in limitation of any other right of the Lessor pursuant to the Operative Agreements (at the direction of the Agent) to elect, subject to the last two sentences of this paragraph, (A), (B), (C) and/or (D) as determined by the Lessor: (A) the Lessor may replace the Construction Agent with a new construction agent selected by the Lessor (at the direction of the Agent) to finalize the Completion of the Properties, (B) the Lessor may instruct the Construction Agent, and the Construction Agent shall comply with such instructions, to remedy, but not pay for other than with Advances, each Construction Failure and each Extra Budget Cost (which may include without limitation modifications to any or all applicable Properties, changes in contractors and/or subcontractors, modifications to the Plans and Specifications and/or the Construction Budgets),
(C) only with respect to any Construction Failure or Extra Budget Cost that could have been avoided by the Construction Agent, the Lessor may instruct Lexicon to elect, and Lexicon shall comply with such instructions, a Construction Agent Option and/or (D) the Lessor may instruct the Construction Agent to cease Work and the Lessor may elect that no additional Work or only limited Work shall be conducted and all such Work conducted pursuant to this clause (D) shall be paid for only with Advances (but after the Lessor has elected the option set forth in this clause (D), all subsequent Advances regarding the affected Property will be included in the definition of Excluded Costs). Notwithstanding the foregoing, the Lessor shall only elect the option set forth in (D) of the preceding sentence (to the extent of directing the Construction Agent to cease Work) with regard to any Construction Failure or Extra Budget Cost that could not have been avoided by the Construction Agent to the extent such Construction Failure or Extra Budget Cost prevents Completion of the applicable Property, as such prevention of Completion shall be determined in the sole discretion of the Majority Secured Parties. In the instance described in the preceding sentence in which the Lessor has elected the option set forth in (D) above, (i) with respect to any Property which has suffered a Construction Failure or Extra Budget Cost, Lexicon will have no obligation under the Operative Agreements other than pursuant to the indemnification provisions and such other provisions that by their terms survive expiration or termination of the Operative Agreements and (ii) Lexicon shall be irrevocably deemed (upon the election of the Lessor, which election shall be made only upon direction from the Agent), without any further action, to have relinquished all right, title and interest in and to all, but not less than all, the Properties and to have transferred and conveyed all such right, title and interest to the Lessor.

      The "Construction Agent Options" shall refer to the election by Lexicon within fifteen (15) Business Days of the Lessor's direction to make such election for Lexicon to (a) pay, or to cause its nominee to pay, to the Lessor, on a date designated by the Lessor not earlier than fifteen (15) days and not later than sixty (60) days after the Lessor's receipt of notification of such election by Lexicon, an aggregate amount equal to (i) the Termination Value for all, but not less than all, the Properties plus (ii) any and all fees and expenses incurred by or on behalf of the Lessor, the Agent or the other Financing Parties in connection with the Properties (including without limitation the transfer thereof) and on such date the Lessor shall transfer and convey to Lexicon or to its nominee all right, title and interest of the Lessor in and to the Properties or (b) pay to the Lessor, on a date designated by the Lessor not earlier than fifteen (15) days and not later than sixty (60) days after the Lessor's receipt of notification of such election by Lexicon, an aggregate amount equal to the Maximum Amount and on and after such date, Lexicon shall be irrevocably deemed, without any further action, to have relinquished all right, title and interest in and to all, but not less than all, the Properties and to have transferred and conveyed all such right, title and interest to the Lessor.

      In connection with any transfer of the Properties as referenced above in this Section 2.1 by the Lessor to Lexicon, the Lessor shall execute and deliver to Lexicon, at the cost and expense of Lexicon (subject to the limitations described in the next sentence), each of the following together with any other item set forth in Section 19.1 of the Lease: (v) a termination or assignment (as requested by Lexicon) of each applicable Ground Lease and Deeds conveying each Property (to the extent it is real property not subject to a Ground Lease) to Lexicon free and clear of the Lien of the Lease, the Lien of the Credit Documents and any Lessor Liens; (w) a Bill of Sale conveying each Property (to the extent it is personal property) to Lexicon free and clear of the Lien of the Lease, the Lien of the Credit Documents and any Lessor Liens; (x) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable Deed and/or the applicable Ground Lease termination; (y) Foreign Investment in Real Property Tax Act ("FIRPTA") affidavits; and (z) closing or settlement statements and other documents as may be reasonably required by any title company closing such transaction (but, except for the representation and warranty that such transfer is free and clear of the Lien of the Lease, the Lien of the Credit Documents and Lessor Liens, the Lessor shall make no representations or warranties as to title or any other matter). The Lessor (at the discretion of the Agent) shall elect whether the out-of-pocket fees and expenses associated with the transfer of the Properties shall be paid by either (i) sales proceeds from the Properties, (ii) the Lessor (but only to the extent amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in the Available Commitments and the Available Holder Commitments to fund such fees and expenses) or (iii) Lexicon; provided, if Lexicon funds such fees and expenses (as referenced in subsection (iii)) then the Maximum Amount will be reduced accordingly, as more specifically described in the definition of "Maximum Amount". Amounts funded by the Lenders and the Holders with respect to the foregoing shall be added to the Property Cost. All of the foregoing documentation must be in form and substance reasonably satisfactory to the Lessor. Subject to the foregoing, all, but not less than all, the Properties shall be conveyed to the Construction Agent "AS-IS", "WHERE-IS" and in then present physical condition.

      No Construction Failure or Extra Budget Cost will be funded by the Lenders or the Holders unless the Majority Secured Parties agree to fund such Construction Failure or Extra Budget Cost at the time of its occurrence; provided no individual Lender or Holder shall be required to increase its Lender Commitment or Holder Commitment, as the case may be, unless such Lender or Holder elects in its sole discretion to do so (in accordance with Section 5.9 of the Participation Agreement).

      For all purposes of the Operative Agreements, the Construction Agent agrees that the Construction Agent shall be in absolute control of each Property and all activities in connection therewith and solely responsible for any and all acts and/or omissions relating to any Property or activities in connection therewith, any component of any Property, any event, circumstance or occurrence at, near or otherwise with respect to any Property or any activity in connection therewith and any and all Claims resulting from any of the foregoing, including without limitation those arising under tort, contract, strict liability, negligence, gross negligence, willful misconduct or any other theory of law or equity.

      2.2    ACCEPTANCE AND UNDERTAKING.

      The Construction Agent hereby unconditionally accepts the agency appointment and undertakes, for the benefit of the Lessor, to identify and acquire certain Properties (provided, title to the Properties shall be held in the name of the Lessor, except that the interest of the Lessor in certain Properties shall be a ground leasehold interest pursuant to one (1) or more Ground Leases if requested by the Construction Agent) and the development, acquisition, installation, construction and testing of the Improvements, the Equipment and the other components of the Properties in accordance with the Plans and Specifications and the Operative Agreements.

      2.3    TERM.

      This Agreement shall commence on the date hereof and, unless the Lessor (in its sole discretion upon the occurrence and during the continuation of any Event of Default hereunder or upon the occurrence of any of the matters described in subsections (x) or (y) of the third paragraph of Section 2.1) elects otherwise, this Agreement shall terminate on the Construction Period Termination Date; provided, upon the occurrence of any Construction Failure or any Extra Budget Cost, the Agent (upon instruction from the Majority Secured Parties) may from time to time unilaterally and independently extend the Construction Period Termination Date.

      2.4    SCOPE OF AUTHORITY.

             (a) The Lessor hereby expressly authorizes the Construction Agent, or any agent or contractor of the Construction Agent, and the Construction Agent unconditionally agrees for the benefit of the Lessor, subject to Section 2.4(b), to take all action necessary or desirable for the performance and satisfaction of any and all of the Lessor's obligations under any construction agreement and to fulfill all of the obligations of the Construction Agent including without limitation:

                  (i) the identification and assistance with the acquisition of Properties in accordance with the terms and conditions of the Participation Agreement;

                  (ii) all design and supervisory functions relating to the development, acquisition, installation, construction and testing of the related Improvements, Equipment and other components of the applicable Property and performing all engineering work related thereto;

                  (iii) (A) negotiating, entering into, performing and enforcing all contracts and arrangements to acquire or ground lease the Properties and to procure the equipment necessary to construct the Properties and (B) negotiating, executing, performing and enforcing all contracts and arrangements to develop, acquire, install, construct and test the Improvements, the Equipment and the other components of the Properties on such terms and conditions as are customary and reasonable in light of local and national standards and practices and the businesses in which the Lessee is engaged;

                  (iv) obtaining all necessary permits, licenses, consents, approvals, entitlements and other authorizations, including without limitation all of the foregoing required for the Properties and the use and occupancy thereof and those required under applicable Law (including without limitation Environmental Laws), from all Governmental Authorities in connection with the development, acquisition, installation, construction and testing of the Improvements, the

            Equipment and the other components of the Properties in accordance with the Plans and Specifications;

                  (v) maintaining all books and records with respect to the Properties and the construction, operation and management thereof;

                  (vi) using proceeds of any property insurance maintained by, or at the direction of, the Construction Agent to complete construction of or to rebuild any portion of any Property after the occurrence of a Casualty with regard to such Property,

                  (vii) using proceeds of any Condemnation proceeding to complete construction of or to rebuild any portion of any Property after a Condemnation with regard to such Property; and

                  (viii) performing any other acts necessary in connection with the identification and acquisition or ground leasing of the Properties and the development, acquisition, installation, construction and testing of the related Improvements, Equipment and all other additional components of the Properties in accordance with the Plans and Specifications.

            (b) Neither the Construction Agent nor any of its Affiliates or agents shall enter into any contract or consent to any contract in the name of the Lessor without the Lessor's prior written consent, such consent to be given or withheld in the exercise of the Lessor's reasonable discretion and not to be unreasonably withheld or delayed; provided, however, that (i) no such contract will increase the obligations of the Lessor beyond the obligations of the Lessor as are expressly set forth in the Operative Agreements and (ii) each such contract shall be expressly non-recourse to the Lessor on terms and conditions that are reasonably acceptable to the Lessor.

            (c) Subject to the terms and conditions of this Agreement and the other Operative Agreements, the Construction Agent shall have sole management and control over the installation, construction and testing means, methods, sequences and procedures with respect to the Properties.

      2.5    DELEGATION OF DUTIES

      The Construction Agent may execute any of its duties under this Agreement by or through agents, contractors, employees or attorneys-in-fact; provided, however, that no such delegation shall limit or reduce in any way the Construction Agent's duties and obligations under this Agreement.

      2.6    COVENANTS OF THE CONSTRUCTION AGENT.

      The Construction Agent hereby covenants and agrees that it will:

             (a)  following the Construction Commencement Date for each

      Property, cause the development, acquisition, installation, construction and testing of such Property to be prosecuted in a good and workmanlike manner, and respecting each Property in accordance with the applicable Plans and Specifications, the Construction Budget, the applicable contracts relating to the Improvements, the Equipment, other components of such Property and procurement of construction materials, the applicable construction contracts, the applicable construction schedule, prevalent industry practices and otherwise in accordance with Section 3.1 hereof;

             (b) not commence construction with respect to any Improvements on a date that is within six (6) months prior to the Construction Period Termination Date;

             (c) cause the Completion Date for any Improvements to occur on or before the Construction Period Termination Date, in each case free and clear (by removal or bonding) of Liens or claims for materials supplied or labor or services performed in connection with the development, acquisition, installation, construction or testing thereof; provided, if the Construction Agent does not timely complete its construction obligations referenced in this subsection (c), then the provisions of the third paragraph of Section 2.1 shall apply;

             (d) cause all outstanding punch list items with respect to such Improvements to be completed by the Final Completion Date; provided, if the Construction Agent does not timely complete its construction obligations referenced in this subsection (d), then the provisions of the third paragraph of Section 2.1 shall apply;

             (e) at all times subsequent to the initial Advance respecting a Property (i) cause good and indefeasible title to the applicable Property to vest in the Owner Trustee (except that the interest of the Lessor in certain Properties shall be a ground leasehold interest pursuant to one
      (1) or more Ground Leases if requested by the Construction Agent) (ii) cause a valid, perfected, first priority Lien on the applicable Property to be in place in favor of the Agent (for the benefit of the Lenders and the Holders), (iii) file all necessary documents under the applicable real property law and Article 9 of the Uniform Commercial Code to perfect such title and Liens and (iv) not permit Liens (other than Permitted Liens and Lessor Liens) to be filed or maintained respecting the applicable Property;

             (f) no less than five (5) Business Days prior to the scheduled date for the initial Construction Advance to be made in connection with any Property, the Construction Agent shall deliver to the Agent (for the benefit of the Lessor) true, complete and correct copies of the Construction Budget therefor. Thereafter, the Construction Agent, on a monthly basis, shall deliver to the Lessor true, correct and complete copies of any material modifications of the Construction Budget and progress reports regarding the development, acquisition, installation, construction and testing of the Properties;

             (g) procure insurance for the Properties during the Construction Period in accordance with the provisions of Article XIV of the Lease and as the Lessor shall otherwise reasonably request from time to time for such risks which the Lessor determines are not otherwise sufficiently covered by the Construction Agent and perform (in its capacity as Lessee) its obligations pursuant to Article XV of the Lease;

             (h) include in each Construction Budget and maintain Available Commitments and Available Holder Commitments in amounts equal to all deductible amounts regarding insurance policies related to the Properties in place from time to time pursuant to the Operative Agreements and also for the amount of all insurable losses regarding the Properties that are not insured;

             (i) take all commercially reasonable measures necessary to prevent the occurrence of any and all acts, omissions or circumstances giving rise to Claims against any Financing Party respecting any Property;

             (j) take all commercially reasonable and lawful measures to prevent any Condemnation by any Governmental Authority regarding any Property prior to the Completion of such Property;

             (k) ensure that each Construction Contract with respect to any Property is a guaranteed maximum price contract with a contractor (i) presenting a payment and performance bond in an amount equal to the Construction Budget for such Property and (ii) otherwise reasonably acceptable to the Agent, the Lenders and the Holders in their sole discretion; and

             (l) without regard to the occurrence of any Force Majeure Event or any other matter (except if the Lessor is excused from all obligations and liabilities pursuant to the Purchase Agreements for the duration of such Force Majeure Events or such other matters), (i) commence Construction of Properties (in a manner which is sufficient to "Commence Construction" (as such term is defined in the Smaller Tract Purchase Agreement) of properties subject to the Smaller Tract Purchase Agreement) within three (3) months from the Initial Closing Date and (ii) cause to be satisfied all obligations of the Lessor pursuant to Section 2.01 of the Larger Tract Purchase Agreement and Section 2.04 of the Smaller Tract Purchase Agreement.

                                   ARTICLE III

                                 THE PROPERTIES

      3.1    CONSTRUCTION.

      The Construction Agent shall cause the Improvements, the Equipment and all other components of the Properties to be developed, acquired, installed, constructed and tested in compliance with all Legal Requirements, all Insurance Requirements, all manufacturer's specifications and standards and the standards maintained by the Construction Agent for similar properties owned or operated by the Construction Agent, unless non-compliance, individually or in the aggregate, shall not have and could not be reasonably expected to have a Material Adverse Effect.

      3.2    AMENDMENTS; MODIFICATIONS.

             (a) Subject to Section 3.2(c), the Construction Agent may at any time revise, amend or modify (i) the Plans and Specifications without the consent of the Lessor; provided, that any such amendment to the Plans and Specifications does not (x) result in the Completion Date of the Improvements occurring on or after the Construction Period Termination Date or (y) result in the cost of all Improvements exceeding the amount specified in the Construction Budget, as amended from time to time, or an amount equal to the sum of the then Available Commitments plus the then Available Holder Commitments (reduced by the amount, if any, necessary to pay for the cost of construction and development of Improvements on other Properties which are currently under construction but have not yet been completed (such amount the "Unfunded Amount")), and (ii) the Construction Budget and enter into any related amendments, modifications or supplements without the consent of the Lessor (including without limitation adjusting or amending line items or amounts allocated to a particular item or reserve in the Construction Budget based upon savings actually incurred or which are reasonably expected to occur with respect to such item or reserve or excess amounts originally allocated in the Construction Budget for a particular item in the Construction Budget); provided, that such revisions, amendments or modifications to the Plans and Specifications or related amendments, modifications or supplements to the Construction Budget do not result in (A) any increase in total Property Costs greater than the amount specified in the Construction Budget, as amended from time to time, or the then Available Commitments and Available Holder Commitment (reduced by the Unfunded Amount) or (B) a breach of, or default under, the guaranteed maximum price Construction Contract with respect to such Property.

            (b) The Construction Agent agrees that it will not implement any revision, amendment or modification to the Plans and Specifications for any Property if the aggregate effect of such revision, amendment or modification, when taken together with any previous or contemporaneous revision, amendment or modification to the Plans and Specifications for any Property, would cause a material reduction in value in excess of the cost reduction of such revision, amendment or modification of the Property when completed, unless such revision, amendment or modification is required by Legal Requirements.

            (c) Subject to the rights of Lexicon to purchase all of the Properties for the Termination Value in accordance with the mechanics for such a purchase by Lexicon under paragraph three and subsection (a) of paragraph four of Section 2.1, upon the occurrence of any Construction Failure or Extra Budget Cost, the Lessor may (i) modify the Plans and Specifications and the Construction Budget for any Property in the sole discretion of the Lessor, (ii) inform the Construction Agent that the Construction Agent no longer has the right to modify any Plans and Specifications or any Construction Budget without the prior written consent of the Lessor, (iii) change the location of any Property and (iv) change the scope and/or intended purpose of any Property.

      3.3    ABANDONMENT OR PERMANENT DISCONTINUANCE.

      Until termination of the Lease Agreement and the Agency Agreement, the Construction Agent shall promptly and diligently complete the development, acquisition, refinancing, installation, construction and testing of such Construction Period Property in accordance with the Plans and Specifications and with the terms hereof and cause the Completion Date with respect to such Construction Period Property to occur on or prior to the Construction Period Termination Date; provided, if the Construction Agent does not timely complete its obligations referenced in this paragraph, then the provisions of the third paragraph of Section 2.1 shall apply.

      If the Construction Agent shall abandon or permanently discontinue the construction and development of one or more Construction Period Properties (which abandonment or permanent discontinuance shall be deemed to have occurred if no work at any such Construction Period Property site is undertaken or completed during a period of thirty (30) days or more for reasons other than a Force Majeure Event), then the Construction Agent shall pay to the Lessor, on a date designated by the Lessor, an aggregate amount equal to the liquidated damages amount referenced in Section 5.3(b) of this Agreement regarding all, but not less than all, Properties. On such date, Lessor shall deliver the Properties to the Construction Agent in accordance with Sections 2.1(v) through (z).


                                   ARTICLE IV

                                PAYMENT OF FUNDS

      4.1    RIGHT TO RECEIVE CONSTRUCTION COST.

             (a) In connection with the development, acquisition, installation, construction and testing of any Property and during the course of the construction of the Improvements on any Property, the Construction Agent may request that the Lessor advance funds for the payment of Property Acquisition Costs or other Property Costs, and the Lessor will comply with such request to the extent provided for under the Participation Agreement. The Construction Agent and the Lessor acknowledge and agree that the Construction Agent's right to request such funds and the Lessor's obligation to advance such funds for the payment of Property Acquisition Costs or other Property Costs is subject in all respects to the terms and conditions of the Participation Agreement and each of the other Operative Agreements. Without limiting the generality of the foregoing it is specifically understood and agreed that in no event shall the aggregate amounts advanced by the Lenders and the Holders for Property Acquisition Costs or other Property Costs and any other amounts due and owing hereunder or under any of the other Operative Agreements exceed the sum of the aggregate Commitment of the Lenders plus the aggregate amount of the Holder Commitments, including without limitation such amounts owing for (i) development, acquisition, installation, construction and testing of the Properties, (ii) additional amounts which accrue or become due and owing under the Credit Agreement or Trust Agreement as obligations of the Lessor prior to any Completion Date or (iii) any other purpose.

            (b) The proceeds of any funds made available to the Lessor to pay Property Acquisition Costs or other Property Costs shall be made available to the Construction Agent in accordance with the Requisition relating thereto and the terms of the Participation Agreement. The Construction Agent will use such proceeds only to pay the Property Acquisition Costs or other Property Costs set forth in the Requisition relating to such funds.

                                    ARTICLE V

                                EVENTS OF DEFAULT

      5.1    EVENTS OF DEFAULT.

      If any one (1) or more of the following events (each an "Event of Default") shall occur:

             (a) the Construction Agent fails to apply any funds paid by the Lessor to the Construction Agent in a manner consistent with the requirements of the Operative Agreements and as specified in the applicable Requisition for the development, acquisition, installation, construction and testing of the Properties and related Improvements and Equipment or otherwise respecting the Properties to the payment of Property Acquisition Costs or other Property Costs;

             (b) the Construction Agent shall fail to make any payment required pursuant to the terms of this Agreement (including without limitation pursuant to Sections 2.1 and 3.3) within five (5) days after the same has become due and payable;

             (c) any Lease Event of Default shall have occurred and not be cured within any cure period expressly permitted under the terms of the Lease; and

             (d) the Construction Agent shall materially breach any of its representations or warranties under any Operative Agreement or shall fail to observe or perform any term, covenant or condition of any Operative Agreement other than as set forth in paragraphs (a), (b) or (c) of this
      Section 5.1 and such failure to observe or perform any such term, covenant or condition shall continue for more than fifteen (15) days after the Construction Agent either has gained knowledge thereof or has received notice thereof;

then, in any such event, the Lessor may, in addition to the other rights and remedies provided for in this Agreement, terminate this Agreement by giving the Construction Agent written notice of such termination and upon the expiration of the time fixed in such notice and the payment of all amounts owing by the Construction Agent hereunder (including without limitation any amounts specified under Section 5.3 hereof), this Agreement shall terminate. The Construction Agent shall pay all costs and expenses incurred by or on behalf of the Lessor, including without limitation fees and expenses of counsel, as a result of any Event of Default hereunder.

      5.2    DAMAGES.

      The termination of this Agreement pursuant to Section 5.1 shall in no event relieve the Construction Agent of its liability and obligations hereunder, all of which shall survive any such termination.

      5.3    REMEDIES; REMEDIES CUMULATIVE.

             (a) If an Event of Default hereunder shall have occurred and be continuing, then, subject to the provisions of Section 5.3(c), the Lessor shall have all rights available to the Lessor under the Lease and the other Operative Agreements and all other rights otherwise available at law, equity or otherwise.

             (b) Upon the occurrence of an Event of Default hereunder, the Lessor shall have (in addition to its rights otherwise described in this Agreement or existing at law, equity or otherwise) the option (and shall be deemed automatically, and without any further action, to have exercised such option upon the occurrence of any Lease Event of Default arising under Sections 17.1(g), (h), (i) or (j) of the Lease) to transfer and convey to the Construction Agent or its nominee upon a date designated by the Lessor all right, title and interest of the Lessor in and to any Property or Properties (including without limitation any Land and/or any Improvements, any interest in any Improvements, any Equipment and any Property then under construction) for which the Rent Commencement Date has not yet occurred (a "Construction Period Property"). On any transfer and conveyance date specified by the Lessor pursuant to this
      Section 5.3(b), (i) the Lessor shall transfer and convey (at the cost of the Construction Agent) all right, title and interest of the Lessor in and to any or all such Construction Period Properties free and clear of the Lien of the Lease and all Lessor Liens, (ii) the Construction Agent hereby covenants and agrees that it will accept such transfer and conveyance of right, title and interest in and to the respective Construction Period Property or Construction Period Properties and (iii) the Construction Agent hereby promises to pay to the Lessor, as liquidated damages (it being agreed that it would be impossible accurately to determine actual damages), an aggregate amount equal to the Termination Value of any or all such Construction Period Properties. The Construction Agent specifically acknowledges and agrees that its obligations under this Section 5.3(b), including without limitation its obligations to accept the transfer and conveyance of Construction Period Properties and its payment obligations described in subparagraph (iii) of this Section 5.3(b), shall be absolute and unconditional under any and all circumstances and shall be performed and/or paid, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever. Notwithstanding the foregoing provisions of this
      Section 5.3(b), the Lessor shall have the right in its sole discretion to rescind any exercise of its option under this Section 5.3(b) upon the giving of its written confirmation of such rescission to the Construction Agent on or prior to the earlier to occur of (a) the actual date of transfer and (b) the date one hundred and twenty (120) days after the date the Lessor has given notice of its intent to transfer and convey any Property to the Construction Agent as referenced above in this Section 5.3(b).

             (c) Prior to the date the Lessor has entered into any binding commitment or agreement with another party regarding any given Property pursuant to the exercise of remedies by the Lessor, the Construction Agent shall have the right to cure an Event of Default hereunder with respect to such Property by purchasing all Properties from the Lessor or by causing its nominee to purchase all Properties for an amount equal to the liquidated damages amount set forth in Section 5.3(b) of this Agreement calculated with respect to all Properties.

             (d) No failure to exercise and no delay in exercising, on the part of the Lessor, any right, remedy, power or privilege under this Agreement or under the other Operative Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any right remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.


                                   ARTICLE VI

                               THE LESSOR'S RIGHTS

      6.1    EXERCISE OF THE LESSOR'S RIGHTS.

      Subject to the Excepted Payments, the Construction Agent and the Lessor hereby acknowledge and agree that, subject to and in accordance with the terms of the Security Agreement made by the Lessor in favor of the Agent, the rights and powers of the Lessor under this Agreement have been assigned to the Agent.

      6.2    THE LESSOR'S RIGHT TO CURE THE CONSTRUCTION AGENT'S DEFAULTS.

      The Lessor, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) remedy any Event of Default for the account of and at the sole cost and expense of the Construction Agent. All out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Construction Agent to the Lessor on demand.

                                   ARTICLE VII

                                  MISCELLANEOUS

      7.1    NOTICES.

      All notices required or permitted to be given under this Agreement shall be in writing and delivered as provided in Section 12.2 of the Participation Agreement.

      7.2    SUCCESSORS AND ASSIGNS.

      This Agreement shall be binding upon and inure to the benefit of the Lessor, the Construction Agent and their respective successors and the assigns of the Lessor. The Construction Agent may not assign this Agreement or any of its rights or obligations hereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and the Lessor.

      7.3    GOVERNING LAW.

      THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

      7.4    SUBMISSION TO JURISDICTION; VENUE; WAIVERS.

      The provisions of the Participation Agreement relating to submission to jurisdiction, venue are hereby incorporated by reference herein, mutatis mutandis.

      7.5    AMENDMENTS AND WAIVERS.

      This Agreement may not be terminated, amended, supplemented, waived or modified except in accordance with the provisions of Section 12.4 of the Participation Agreement.

      7.6    COUNTERPARTS.

      This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      7.7    SEVERABILITY.

      Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      7.8    HEADINGS AND TABLE OF CONTENTS.

      The headings and table of contents contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      7.9    WAIVER OF JURY TRIAL.

      TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, THE LESSOR AND THE CONSTRUCTION AGENT IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY

LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY COUNTERCLAIM THEREUNDER.



                           [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    LEXICON GENETICS INCORPORATED, as the
                                    Construction Agent



                                    By:    /s/ Julia P. Gregory
                                           ------------------------------------
                                    Name:      Julia P. Gregory
                                           ------------------------------------
                                    Title:     EVP & Chief Financial Officer
                                           ------------------------------------


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee under the Lexi Trust 2000-1, as the Lessor


                                    By:    /s/ C. Scott Nielsen
                                           ------------------------------------
                                    Name:      C. Scott Nielsen
                                           ------------------------------------
                                    Title:     Vice President
                                           ------------------------------------

--------------------------------------------------------------------------------

                                CREDIT AGREEMENT


                          Dated as of October 19, 2000

                                      among


                   First Security Bank, National Association,
                  as Owner Trustee under the Lexi Trust 2000-1,
                                as the Borrower,



                               The Several Lenders
                        from Time to Time Parties Hereto,



                                       and


                             BANK OF AMERICA, N.A.,
                                  as the Agent

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                           Page

SECTION 1.  DEFINITIONS......................................................................1
        1.1  Definitions.....................................................................1
        1.2  Interpretation..................................................................1

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS..................................................1
        2.1  Commitments.....................................................................1
        2.2  Notes...........................................................................2
        2.3  Procedure for Borrowing.........................................................2
        2.4  Lender Unused Fees..............................................................2
        2.5  Termination of Commitments......................................................2
        2.6  Prepayments and Payments........................................................3
        2.7  Conversion and Continuation Options.............................................4
        2.8  Interest Rates and Payment Dates................................................4
        2.9  Computation of Interest.........................................................5
        2.10 Pro Rata Treatment and Payments.................................................5
        2.11 Notice of Amounts Payable; Mandatory Assignment.................................6

SECTION 3.  REPRESENTATIONS AND WARRANTIES...................................................6

SECTION 4.  CONDITIONS PRECEDENT.............................................................6
        4.1  Conditions to Effectiveness.....................................................6
        4.2  Conditions to Each Loan.........................................................7

SECTION 5.  COVENANTS........................................................................7
        5.1  Other Activities................................................................7
        5.2  Ownership of Properties, Indebtedness...........................................7
        5.3  Disposition of Assets...........................................................7
        5.4  Compliance with Operative Agreements............................................7
        5.5  Further Assurances..............................................................7
        5.6  Notices.........................................................................8
        5.7  Discharge of Liens..............................................................8
        5.8  Trust Agreement.................................................................8

SECTION 6.  EVENTS OF DEFAULT................................................................8

SECTION 7.  THE AGENT.......................................................................10
        7.1  Appointment....................................................................10
        7.2  Delegation of Duties...........................................................10
        7.3  Exculpatory Provisions.........................................................10
        7.4  Reliance by the Agent..........................................................10
        7.5  Notice of Default..............................................................11
        7.6  Non-Reliance on the Agent and Other Lenders....................................11
        7.7  Indemnification................................................................11
        7.8  The Agent in Its Individual Capacity...........................................12
        7.9  Successor Agent................................................................12
        7.10 Actions of the Agent on Behalf of Holders......................................12
        7.11 The Agent's Duty of Care.......................................................12

SECTION 8.  MATTERS RELATING TO PAYMENT AND COLLATERAL......................................13
        8.1  Collection and Allocation of Payments and Other Amounts........................13
        8.2  Certain Remedial Matters.......................................................13
        8.3  Excepted Payments..............................................................13

SECTION 9.  MISCELLANEOUS...................................................................13
        9.1  Amendments and Waivers.........................................................13
        9.2  Notices........................................................................13

        9.3  No Waiver; Cumulative Remedies.................................................13
        9.5  Payment of Expenses and Taxes..................................................14
        9.6  Successors and Assigns.........................................................14
        9.7  Participations.................................................................14
        9.8  Assignments....................................................................14
        9.9  The Register; Disclosure; Pledges to Federal Reserve Banks.....................15
        9.10 Adjustments; Set-off...........................................................15
        9.11 Counterparts...................................................................16
        9.12 Severability...................................................................16
        9.13 Integration....................................................................16
        9.14 GOVERNING LAW..................................................................16
        9.15 SUBMISSION TO JURISDICTION; VENUE..............................................16
        9.16 Acknowledgements...............................................................17
        9.17 WAIVERS OF JURY TRIAL..........................................................17
        9.18 Nonrecourse....................................................................17
        9.19 USURY SAVINGS PROVISION........................................................17


SCHEDULES

Schedule 2.1   Commitments and Addresses of Lenders


EXHIBITS

Exhibit A-1    Form of Tranche A Note
Exhibit A-2    Form of Tranche B Note
Exhibit B      Form of Assignment and Acceptance

                                CREDIT AGREEMENT


        THIS CREDIT AGREEMENT, dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Agreement") is among FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee under the Lexi Trust 2000-1 (the "Owner Trustee" or the "Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders") and BANK OF AMERICA, N.A., a national banking association, as a Lender and as the agent for the Lenders (the "Agent").

        The parties hereto hereby agree as follows:


                             SECTION 1. DEFINITIONS

        1.1    DEFINITIONS.

        For purposes of this Agreement, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Lexicon Genetics Incorporated, as Lessee and Construction Agent, the Borrower, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and Bank of America, N.A., as agent for the Lenders and respecting the Security Documents, as the agent for the Secured Parties. Unless otherwise indicated, references in this Agreement to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Agreement.

        1.2    INTERPRETATION.

        The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Agreement.


                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

        2.1    COMMITMENTS.

        (a) Subject to the terms and conditions hereof, each of the Lenders severally agrees to make the portion of the Tranche A Loans and the Tranche B Loans to the Borrower from time to time during the Commitment Period in an amount up to such Lender's Commitment as is set forth adjacent to such Lender's name in Schedule 2.1 hereto for the purpose of enabling the Borrower to purchase the Properties and to pay Property Acquisition Costs, Property Costs and Transaction Expenses, provided, that the aggregate principal amount at any one time outstanding with respect to each of the Tranche A Loans and the Tranche B Loans shall not exceed the amount of the Tranche A Commitments and the Tranche B Commitments respectively. Any prepayments of the Loans, whether mandatory or at the Borrower's election, shall not be subject to reborrowing except as set forth in Section 5.2(d) of the Participation Agreement.

        (b) The Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans, or (iii) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with Sections 2.3 and 2.7. In the event the Borrower fails to provide notice pursuant to Section 2.3, the Loan shall be an ABR Loan. Further, any Loans by the Lenders on a given date in an aggregate amount less than $100,000 shall be ABR Loans, unless the remaining Available Commitment for the Lenders in the aggregate is less than $100,000, in which case, the Borrower may elect a Eurodollar Loan for such remaining amount.

        (c) The Commitment of each Lender to make Tranche A Loans and Tranche B Loans shall be pro rata in accordance with its respective Lender Commitment.

        2.2    NOTES.

        The Loans made by each Lender shall be evidenced by promissory notes of the Borrower, substantially in the form of Exhibit A-1 in the case of the Tranche A Loans (each, a "Tranche A Note") or Exhibit A-2 in the case of the Tranche B Loans (each, a "Tranche B Note," and with the Tranche A Notes, the "Notes"), with appropriate insertions as to payee, payable to the order of such Lender and in a principal amount up to the Tranche A Commitment or Tranche B Commitment, as the case may be, of such Lender. Each Lender is hereby authorized to record the date, Type and amount of each Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided, that the failure to make any such recordation or any error in such recordation shall not affect the Borrower's obligations hereunder or under such Note. Each Note shall (i) be dated the Initial Closing Date, (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of principal in accordance with Section 2.6(d) and the payment of interest in accordance with Section 2.8.

        2.3    PROCEDURE FOR BORROWING.

        (a) The Borrower may borrow under the Commitments during the Commitment Period on any Business Day that an Advance may be requested pursuant to the terms of Section 5.2 of the Participation Agreement, provided, that the Borrower shall give the Agent irrevocable notice (which must be received by the Agent prior to 12:00 Noon, Austin, Texas time at least three (3) Business Days prior to the requested Borrowing Date specifying (i) the amount to be borrowed (which on any date shall not be in excess of the then Available Commitments), (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof, (iv) if the borrowing is to be a combination of Eurodollar Loans and ABR Loans, the respective amounts of each Type of Loan and (v) the Interest Period applicable to each Eurodollar Loan. Pursuant to the terms of the Participation Agreement, the Borrower shall be deemed to have delivered such notice upon the delivery of a notice by the Construction Agent or the Lessee containing such required information. Upon receipt of any such notice from the Borrower, the Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Agent for the account of the Borrower at the office of the Agent specified in Section 9.2 prior to 12:00 Noon, Austin, Texas time, on the Borrowing Date requested by the Borrower in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent crediting an account designated, subject to Section 9.1 of the Participation Agreement, by the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent or in reliance on Section 2.10(b) hereof. No amount of any Loan which is repaid or prepaid by the Borrower may be reborrowed hereunder, except as set forth in Section 5.2(d) of the Participation Agreement.

        (b) Interest accruing on each Loan during the Construction Period with respect to any Property shall, subject to the limitations set forth in Section 5.1(b) of the Participation Agreement be added to the principal amount of such Loan on the relevant Scheduled Interest Payment Date. On each such Scheduled Interest Payment Date, the Loan Property Cost and Construction Loan Property Cost shall be increased by the amount of interest added to the Loans.

        2.4    LENDER UNUSED FEES.

        Promptly after receipt from the Lessee of the payment of the Lender Unused Fee payable pursuant to Section 7.4 of the Participation Agreement, the Agent shall distribute such payments to the Lenders pro rata in accordance with their respective Commitments.

        2.5    TERMINATION OF COMMITMENTS.

        (a) The Borrower shall have the right, upon not less than three (3) Business Days' written notice to the Agent, to terminate the Commitments.

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

        (b) The Commitments respecting any particular Property shall automatically be reduced to zero (0) upon the occurrence of the Rent Commencement Date respecting such Property. On any date on which the Commitments shall automatically be reduced to zero (0) pursuant to Section 6, the Borrower shall prepay all outstanding Loans, together with accrued unpaid interest thereon and all other amounts owing under the Operative Agreements.

        2.6    PREPAYMENTS AND PAYMENTS.

        (a) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (but with payment of all amounts then due and owing pursuant to the Operative Agreements including without limitation pursuant to Sections 11.2(e), 11.3 and 11.4 of the Participation Agreement) and without setoff, deduction or counterclaim, upon at least three
(3) Business Days' irrevocable notice to the Agent, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if a combination thereof, the amount allocable to each. Upon receipt of any such notice the Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Amounts prepaid may not be reborrowed, and shall reduce the Commitments and the Available Commitments, except in each case as set forth in Section 5.2(d) of the Participation Agreement.

        (b) If on any date the Agent or the Lessor shall receive any payment in respect of (i) any Casualty, Condemnation or Environmental Violation pursuant to Sections 15.1(a) or 15.1(g) or Article XVI of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (ii) the Termination Value of any Property in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or (iii) the Termination Value of any Property in connection with the exercise of the Purchase Option under Article XX of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to Section 20.3 of the Lease, or (iv) any payment required to be made or elected to be made by the Construction Agent to the Lessor pursuant to the terms of the Agency Agreement, then in each case, the Borrower shall pay such amounts to the Agent and the Agent shall be required to apply and pay such amounts in accordance with the provisions of Section 8.7(b)(ii) of the Participation Agreement.

        (c) Each prepayment of the Loans pursuant to Section 2.6(a) shall be allocated to reduce the respective Loan Property Costs of all Properties pro rata according to the Loan Property Costs of such Properties immediately before giving effect to such prepayment. Each prepayment of the Loans pursuant to
Section 2.6(b) shall be allocated to reduce the Loan Property Cost of the Property or Properties subject to the respective Casualty, Condemnation, Environmental Violation, termination, purchase, transfer or other circumstance giving rise to such prepayment. Any amounts applied to reduce the Loan Property Cost of any Construction Period Property pursuant to this paragraph (c) shall also be applied to reduce the Construction Loan Property Cost of such Property until such Construction Loan Property Cost has been reduced to zero (0).

        On the Rent Commencement Date, the Borrower shall repay the outstanding principal balance of the Loans in part in an amount equal to (i) in the case of the Tranche A Loans, the Extra Budget Costs paid for with Tranche A Loans and
(ii) in the case of Tranche B Loans, the Extra Budget Costs paid for with Tranche B Loans. On the Payment Date immediately following the Final Completion Date, the Borrower shall repay the outstanding principal balance of the Loans in an amount equal to (A) in the case of Tranche A Loans, the product of the Final Completion Escrow Balance multiplied by eighty-six and thirty-one one hundredths percent (86.31%) and (B) in the case of Tranche B Loans, the product of the Final Completion Escrow Balance multiplied by nine and nineteen one-hundredths percent (9.19%).

        (d) The outstanding principal balance of the Loans and all other amounts then due and owing under this Agreement or otherwise with respect to the Loans shall be due and payable in full on the Basic Term Expiration Date; provided, however, in the event the Lease is extended for a Renewal Term pursuant to the terms of Section 2.2 of the Lease, the Lenders and the Holders may elect to extend the maturity date of the Loans and Holder Amount, as applicable, to the last day of such Renewal Term (it being acknowledged and agreed that no such extension shall be granted unless consented to by each of the Lenders as to its extension pursuant to the terms of this Section 2.6(d) and by each of the Holders as to its extension pursuant to the terms of Section 3.3 of the Trust Agreement). The date that the Loans are due and payable in full pursuant to the terms of the preceding sentence may be referred to herein



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

and in the other Operative Agreements from time to time as the "Maturity Date". As a condition to any such extension, the Lenders, in their sole and absolute discretion, may require such modifications and amendments to this Credit Agreement as the Lenders determine to be appropriate or necessary in connection with such extension, including without limitation increasing the spread over the Eurodollar Rate and ABR applicable to outstanding Loans and/or requiring the Borrower to amortize all or any part of the outstanding Loans over such Renewal Term and/or requiring the Lessee to provide collateral for any or all of the Lessee's obligations under the Operative Agreements during such Renewal Term. The Borrower agrees to execute any amendments to this Credit Agreement as may be requested by the Lenders to reflect any such modification of terms of this Credit Agreement.

        2.7    CONVERSION AND CONTINUATION OPTIONS.

        (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Agent at least three (3) Business Days' prior irrevocable notice of such election, provided, that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto, and provided, further, to the extent an Event of Default has occurred and is continuing on the last day of any such Interest Period, the applicable Eurodollar Loan shall automatically be converted to an ABR Loan. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Agent at least three (3) Business Days' prior irrevocable notice of such election. Upon receipt of any such notice, the Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans or ABR Loans may be converted as provided herein, provided, that (i) no ABR Loan may be converted into a Eurodollar Loan after the date that is one (1) month prior to the Maturity Date and (ii) such notice of conversion regarding any Eurodollar Loan shall contain an election by the Borrower of an Interest Period for such Eurodollar Loan to be created by such conversion and such Interest Period shall be in accordance with the terms of the definition of the term "Interest Period" including without limitation subparagraphs (A) through (D) thereof.

        (b) Subject to the restrictions set forth in Section 2.3 hereof, any Eurodollar Loan may be continued as such upon the expiration of the current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Agent, in accordance with the applicable notice provision for the conversion of ABR Loans to Eurodollar Loans set forth herein, of the length of the next Interest Period to be applicable to such Loans, provided, that no Eurodollar Loan may be continued as such after the date that is one (1) month prior to the Maturity Date, provided, further, no Eurodollar Loans may be continued as such if an Event of Default has occurred and is continuing as of the last day of the Interest Period for such Eurodollar Loan, and provided, further, that if the Borrower shall fail to give any required notice as described above or otherwise herein, or if such continuation is not permitted pursuant to the proceeding proviso, such Loan shall automatically be converted to an ABR Loan on the last day of such then expiring Interest Period.

        (c) Each such conversion and continuation of a Loan shall be made pursuant to submission of an interest rate/holder yield selection notice in the form of Exhibit K to the Participation Agreement.

        2.8    INTEREST RATES AND PAYMENT DATES.

        (a) The Loans outstanding hereunder from time to time shall bear interest at a rate per annum equal to either (i) with respect to a Eurodollar Loan, the Eurodollar Rate determined for the applicable Interest Period plus the Applicable Percentage or (ii) with respect to an ABR Loan, the ABR, as selected by the Borrower in accordance with the provisions hereof; provided, however, (A) upon delivery by the Agent of the notice described in Section 2.9(c), the Loans of each of the Lenders shall bear interest at the ABR applicable from time to time from and after the dates and during the periods specified in Section 2.9(c), (B) upon the delivery by a Lender of the notice described in Section 11.3(e) of the Participation Agreement, the Loans of such Lender shall bear interest at the ABR applicable from time to time from and after the dates and during the periods specified in Section 11.3(e) of the Participation Agreement and (C) in such other circumstances as expressly provided herein, the Loans shall bear interest at the ABR.

        (b) If (i) all or a portion of (A) the principal amount of any Loan, (B) any interest payable thereon or (C) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) or (ii) (A) a replacement Construction Agent is hired in accordance with the provisions of the Agency Agreement, (B) Completion of all Properties has not occurred on or prior to the Construction Period Termination



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

Date or (C) the cost of any Property exceeds the original Construction Budget therefor (or the applicable Construction Budget modified in accordance with the Operative Agreements), in each case as previously delivered to the Agent, such overdue amount (in the case of Section 2.8(b)(i)) or all Loans, including without limitation principal and interest, and all other amounts payable hereunder (in the case of Section 2.8(b)(ii)) shall bear interest at a rate per annum which is the lesser of (x) the ABR plus two percent (2%) and (y) the highest interest rate permitted by applicable law, in each case from the date of such non-payment until such payment is paid in full (whether after or before judgment) (in the case of Section 2.8(b)(i)) or Completion of all Properties (in the case of Section 2.8(b)(ii)). All such amounts referenced in this Section 2.8(b) shall be paid upon demand.

        (c) Interest shall be payable in arrears on the applicable Scheduled Interest Payment Date, provided, that (i) interest accruing pursuant to paragraph (b) of this Section 2.8 shall be payable from time to time on demand and (ii) each prepayment of the Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

        2.9    COMPUTATION OF INTEREST.

        (a) Whenever it is calculated on the basis of the Prime Lending Rate, interest shall be calculated on the basis of a year of three hundred sixty-five
(365) days (or three hundred sixty-six (366) days, as the case may be) for the actual days elapsed; and, otherwise, interest shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed. The Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the day on which such change becomes effective. The Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

        (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

        (c) If the Eurodollar Rate cannot be determined by the Agent in the manner specified in the definition of the term "Eurodollar Rate", the Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. Until such time as the Eurodollar Rate can be determined by the Agent in the manner specified in the definition of such term, no further Eurodollar Loans shall be made or shall be continued as such at the end of the then current Interest Period nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

        2.10   PRO RATA TREATMENT AND PAYMENTS.

        (a) Each borrowing by the Borrower from the Lenders hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to their respective Commitments. Subject to the provisions of Section 8.7 of the Participation Agreement and Section 2.11(b) hereof, each payment (including without limitation each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts on the Loans then held by the Lenders. All payments (including without limitation prepayments) to be made by the Borrower hereunder and under the Notes, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, Austin, Texas time, on the due date thereof to the Agent, for the account of the Lenders, at the Agent's office specified in Section 9.2, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day; provided, however, if such payment includes an amount of interest calculated with reference to the Eurodollar Rate and the result of such extension would be to extend such payment into another calendar month, then such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two (2) sentences, interest thereon shall be payable at the then applicable rate during such extension.

        (b) Unless the Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make its share of such borrowing available to the Agent, the Agent may assume that such Lender is



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

making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this Section 2.10(b) shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Agent by such Lender within three (3) Business Days of such Borrowing Date, the Agent shall also be entitled to recover such amount with interest thereon at the rate as set forth above on demand from the Borrower.

        2.11   NOTICE OF AMOUNTS PAYABLE; MANDATORY ASSIGNMENT.

        (a) In the event that any Lender becomes aware that any amounts are or will be owed to it pursuant to Sections 11.2(e), 11.3 or 11.4 of the Participation Agreement or that it is unable to make Eurodollar Loans, then it shall promptly notify the Borrower, the Lessee and the Agent thereof and, as soon as possible thereafter, such Lender shall submit to the Borrower (with a copy to the Agent) a certificate indicating the amount owing to it and the calculation thereof. The amounts set forth in such certificate shall be prima facie evidence of the obligations of the Borrower hereunder.

        (b) In the event that any Lender delivers to the Borrower a certificate in accordance with Section 2.11(a) in connection with amounts payable pursuant to Sections 11.2(e) or 11.3 of the Participation Agreement or such Lender is required to make Loans as ABR Loans in accordance with Section 11.3(e) of the Participation Agreement then, subject to Section 9.1 of the Participation Agreement, the Borrower may, at its own expense (provided, such amounts shall be reimbursed or paid entirely (as elected by the Borrower) by the Lessee, as Supplemental Rent) and in the discretion of the Borrower, (i) require such Lender to transfer or assign, in whole or (with such Lender's consent) in part, without recourse (in accordance with Section 9.8), all or (with such Lender's consent) part of its interests, rights (except for rights to be indemnified for actions taken while a party hereunder) and obligations under this Agreement to a replacement bank or institution if the Borrower (subject to Section 9.1 of the Participation Agreement), with the full cooperation of such Lender, can identify a Person who is ready, willing and able to be such replacement bank or institution with respect thereto and such replacement bank or institution (which may be another Lender) shall assume such assigned obligations, or (ii) during such time as no Default or Event of Default has occurred and is continuing, terminate the Commitment of such Lender and prepay all outstanding Loans of such Lender; provided, however, that (x) subject to Section 9.1 of the Participation Agreement, the Borrower or such replacement bank or institution, as the case may be, shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder (and, if such Lender is also a Holder, all Holder Advances and Holder Yield accrued and unpaid thereon) and (y) such assignment or termination of the Commitment of such Lender and prepayment of Loans does not conflict with any law, rule or regulation or order of any court or Governmental Authority.


                    SECTION 3. REPRESENTATIONS AND WARRANTIES

        To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, each of the Trust Company and the Owner Trustee hereby makes and affirms the representations and warranties set forth in Section 6.1 of the Participation Agreement to the same extent as if such representations and warranties were set forth in this Agreement in their entirety.


                         SECTION 4. CONDITIONS PRECEDENT

        4.1    CONDITIONS TO EFFECTIVENESS.

        The effectiveness of this Agreement is subject to the satisfaction of all conditions precedent set forth in Section 5.3 of the Participation Agreement required by said Section to be satisfied on or prior to the Initial Closing Date.

        4.2    CONDITIONS TO EACH LOAN.

        The agreement of each Lender to make any Loan requested to be made by it on any date is subject to the satisfaction of all conditions precedent set forth in Section 5.3 and 5.4 of the Participation Agreement required by said Sections to be satisfied on or prior to the date of the applicable Loan.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan that the conditions contained in this Section 4.2 have been satisfied.


                              SECTION 5. COVENANTS

        So long as any Loan or Note remains outstanding and unpaid or any other amount is owing to any Lender or the Agent hereunder:

        5.1    OTHER ACTIVITIES.

        Except as otherwise expressly contemplated by the Trust Agreement, the Borrower shall not conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Agreements and other activities incidental or related to the foregoing.

        5.2    OWNERSHIP OF PROPERTIES, INDEBTEDNESS.

        Except as otherwise expressly contemplated by the Trust Agreement, the Borrower shall not own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in Section 5.1, or incur, create, assume or suffer to exist any Indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in Section
5.1 (including without limitation the Loans and other obligations incurred by the Borrower hereunder).

        5.3    DISPOSITION OF ASSETS.

        The Borrower shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly contemplated by the Operative Agreements.

        5.4    COMPLIANCE WITH OPERATIVE AGREEMENTS.

        The Borrower shall at all times (a) observe and perform all of the covenants, conditions and obligations required to be performed by it (whether in its capacity as the Lessor, the Owner Trustee or otherwise) under each Operative Agreement to which it is a party and (b) observe and perform, or cause to be observed and performed, all of the covenants, conditions and obligations of the Lessor under the Lease, even in the event that the Lease is terminated at stated expiration following a Lease Event of Default or otherwise.

        5.5    FURTHER ASSURANCES.

        At any time and from time to time, upon the written request of the Agent, and at the expense of the Borrower (provided, such amounts shall be reimbursed or paid entirely (as elected by the Borrower) by the Lessee, as Supplemental Rent), the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent or the Majority Lenders may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the other Operative Agreements and of the rights and powers herein or therein granted.

        5.6    NOTICES.

        If on any date, a Responsible Officer of the Borrower shall obtain actual knowledge of the occurrence of a Default or Event of Default, the Borrower will give written notice thereof to the Agent within five (5) Business Days after such date.

        5.7    DISCHARGE OF LIENS.

        Neither the Borrower nor the Trust Company will create or permit to exist at any time, and will, at its own expense, promptly take such action as may be necessary duly to discharge, or cause to be discharged, all Lessor Liens attributable to it, provided, that the Borrower and the Trust Company shall not be required to discharge any Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of any of the Liens contemplated by the Security Documents or of the sale, forfeiture or loss of, and shall not materially interfere with the disposition of, any Property or title thereto or any interest therein or the payment of Rent.

        5.8    TRUST AGREEMENT.

        Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign, the Owner Trustee (a) agrees not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (b) agrees not to amend, supplement, terminate, revoke or otherwise modify any provision of the Trust Agreement in any manner which could reasonably be expected to have an adverse effect on the rights or interests of the Agent or the Lenders hereunder or under the other Operative Agreements and
(c) agrees to comply with all of the terms of the Trust Agreement.


                          SECTION 6. EVENTS OF DEFAULT

        Upon the occurrence of any of the following specified events (each an "Event of Default"):

        (a) Except as provided in Sections 6(c), the Borrower shall default in the payment when due of any principal on the Loans or default in the payment when due of any interest on the Loans, and in either such case, such default shall continue for three (3) or more days; or

        (b) Except as provided in Sections 6(a) and 6(c), the Borrower shall default, and such default shall continue for three (3) or more days, in the payment of any amount owing under any Credit Document; or

        (c) (i) The Borrower shall default in the payment of any amount due on the Maturity Date owing under any Credit Document or (ii) the Borrower shall default in the payment when due of any principal or interest on the Loans payable with regard to any obligation of Lessee to pay Termination Value or Maximum Amount when due or to pay Basic Rent or Supplemental Rent at such time as any Termination Value or Maximum Amount is due; or

        (d) The Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in any Credit Document to which it is a party (other than those referred to in paragraphs (a), (b) and (c) above), provided, that in the case of any such default under Sections 5.4, 5.5 or 5.8(c), such default shall have continued unremedied for a period of at least fifteen (15) days after notice to the Borrower by the Agent or the Majority Lenders.

        (e) Any representation, warranty or statement made or deemed made by the Borrower herein or in any other Credit Document or by the Borrower or the Lessee in the Participation Agreement, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made; or

        (f) (i) Any Lease Event of Default shall have occurred and be continuing, or (ii) the Owner Trustee shall default in the due performance or observance by it of any term, covenant or agreement contained in the

Participation Agreement or in the Trust Agreement to or for the benefit of the Agent or a Lender, provided, that in the case of this clause (ii) such default shall have continued unremedied for a period of at least fifteen (15) days after notice to the Owner Trustee and Lessee by the Agent or the Majority Lenders; or

        (g) The Borrower shall commence a voluntary case concerning itself under the Bankruptcy Code or an involuntary case is commenced against the Borrower and the petition is not controverted within ten (10) days after commencement of the case or an involuntary case is commenced against the Borrower and the petition is not dismissed within sixty (60) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower; or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, or there is commenced against the Borrower any such proceeding which remains undismissed for a period of sixty (60) days; or the Borrower is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty (60) days; or the Borrower makes a general assignment for the benefit of creditors; or any corporate or partnership action is taken by the Borrower for the purpose of effecting any of the foregoing; or

        (h) Any Security Document shall, for any reason not the fault of the Agent or any Lender, cease to be in full force and effect, or shall cease to give the Agent the Liens, rights, powers and privileges purported to be created thereby (including without limitation a first priority perfected security interest in, and Lien on, all of the Properties), in favor of the Agent on behalf of the Lenders and the Holders, superior to and prior to the rights of all third Persons and subject to no other Liens (except in each case to the extent expressly permitted herein or in any Operative Agreement) other than any Ground Lease; or

        (i) The Lease shall cease to be enforceable against the Lessee; or

        (j) One (1) or more judgments or decrees shall be entered against the Borrower involving a liability of $100,000 or more in the aggregate for all such judgments and decrees for the Borrower and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within sixty (60) days from the entry thereof, then, and in any such event, (A) if such event is an Event of Default specified in paragraph (g) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Agent may, or upon the request of the Majority Lenders, the Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Agent may, or upon the request of the Majority Lenders, the Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable (any of the foregoing occurrences or actions referred to in clause (A) or (B) above, an "Acceleration"). Except as expressly provided above in this
Section 6, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

        Upon the occurrence of any Event of Default and at any time thereafter so long as any Event of Default shall be continuing, the Agent shall, upon the written instructions of the Majority Secured Parties, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the other Credit Documents, the Lease and the other Operative Agreements and shall have any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

        Upon the occurrence of any Event of Default and at any time thereafter so long as any Event of Default shall be continuing, the Agent may, and upon request of the Majority Secured Parties shall, proceed to protect and enforce this Agreement, the Notes, the other Credit Documents and the Lease by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of



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a receiver or receivers for the Property or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under applicable laws.

        The Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including without limitation all reasonable legal fees and other reasonable costs and expenses incurred by the Agent or any Lender by reason of the occurrence of any Event of Default or the exercise of remedies with respect thereto.


                              SECTION 7. THE AGENT

        7.1    APPOINTMENT.

        Each Lender hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Agreement and the other Operative Agreements, and each such Lender irrevocably authorizes the Agent, in such capacity, to execute the Operative Agreements as agent for and on behalf of such Lender, to take such action on behalf of such Lender under the provisions of this Agreement and the other Operative Agreements and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and other Operative Agreements, together with such other powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, each of the Lenders hereby specifically acknowledges the terms and provisions of the Participation Agreement and directs the Agent to exercise such powers, make such decisions and otherwise perform such duties as are delegated to the Agent thereunder without being required to obtain any specific consent with respect thereto from any Lender, unless the matter under consideration is a Unanimous Vote Matter or otherwise requires the consent of the Majority Lenders and/or the Majority Secured Parties. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Operative Agreement or otherwise exist against the Agent.

        7.2    DELEGATION OF DUTIES.

        The Agent may execute any of its duties under this Agreement and the other Operative Agreements by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

        7.3    EXCULPATORY PROVISIONS.

        Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Operative Agreement (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or the Lessee or any officer thereof contained in this Agreement or any other Operative Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Operative Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Agreement or for any failure of the Borrower or the Lessee to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Operative Agreement, or to inspect the properties, books or records of the Borrower or the Lessee.

        7.4    RELIANCE BY THE AGENT.

        The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the



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

proper Person or Persons and upon advice and statements of legal counsel (including without limitation counsel to the Borrower or the Lessee), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Operative Agreement unless it shall first receive such advice or concurrence of the Majority Lenders, the Majority Secured Parties or all Secured Parties, as the case may be, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Operative Agreements in accordance with a request of the Majority Lenders, the Majority Secured Parties or all Secured Parties, as the case may be, and such and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes (or all Secured Parties, as the case may be).

        7.5    NOTICE OF DEFAULT.

        The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Secured Parties; provided, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Secured Parties; provided, further, the foregoing shall not limit (a) the rights of the Majority Secured Parties to elect remedies as set forth in Section 6 and/or (b) the rights of the Majority Secured Parties or all Secured Parties, as the case may be, as described in the Participation Agreement (including without limitation Sections 8.2(h) and 8.6 of the Participation Agreement).

        7.6    NON-RELIANCE ON THE AGENT AND OTHER LENDERS.

        Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including without limitation any review of the affairs of the Borrower or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Lessee and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Operative Agreements, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

        7.7    INDEMNIFICATION.

        The Lenders agree to indemnify the Agent, in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this
Section 7.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs,



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

expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against any of them in any way relating to or arising out of, the Commitments, this Agreement, any of the other Operative Agreements or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any of them under or in connection with any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent. The agreements in this Section 7.7 shall survive the payment of the Notes and all other amounts payable hereunder.

        7.8    THE AGENT IN ITS INDIVIDUAL CAPACITY.

        The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or the Lessee as though the Agent were not the Agent hereunder and under the other Operative Agreements. With respect to its Loans made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Operative Agreements as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

        7.9    SUCCESSOR AGENT.

        The Agent may resign at any time as the Agent upon thirty (30) days' notice to the Lenders, the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee. If the Agent shall resign as the Agent under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor Agent which successor Agent shall be subject to the approval of the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee, such approval not to be unreasonably withheld or delayed. If no successor Agent is appointed prior to the effective date of the resignation of the resigning Agent, the Agent may appoint, after consulting with the Lenders and subject to the approval of the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee, such approval not to be unreasonably withheld or delayed, a successor Agent from among the Lenders (or such other Person as shall be acceptable to the Majority Lenders). If no successor Agent has accepted appointment as the Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's notice of resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent until such time, if any, as the Majority Lenders appoint a successor Agent, as provided for above. Upon the effective date of such resignation, only such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's rights, powers and duties in such capacity shall be terminated. After any retiring Agent resigns hereunder as the Agent, the provisions of this
Article VII and Section 9.5 shall inure to their respective benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

        7.10   ACTIONS OF THE AGENT ON BEHALF OF HOLDERS.

        The parties hereto specifically acknowledge and consent to the Agent's acting on behalf of the Holders as provided in the Participation Agreement, and, in any such case, the Lenders acknowledge that the Holders shall be entitled to vote as "Secured Parties" hereunder to the extent required or permitted by the Operative Agreements (including without limitation Sections 8.2(h) and 8.6 of the Participation Agreement).

        7.11   THE AGENT'S DUTY OF CARE.

        Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder or under any other Operative Agreement, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Lessee shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Lessee. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a



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reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.


              SECTION 8. MATTERS RELATING TO PAYMENT AND COLLATERAL

        8.1    COLLECTION AND ALLOCATION OF PAYMENTS AND OTHER AMOUNTS.

        The Lessee, the Construction Agent, the Agent, the Lenders, the Holders and the Borrower have agreed pursuant to the terms of Section 8.7 of the Participation Agreement to a procedure for the allocation and distribution of certain payments and distributions, including without limitation the proceeds of Collateral.

        8.2    CERTAIN REMEDIAL MATTERS.

        Notwithstanding any other provision of this Agreement or any other Credit Document:

        (a) the Borrower shall at all times retain to the exclusion of all other parties, all rights to Excepted Payments payable to it and to demand, collect or commence an action at law to obtain such payments and to enforce any judgment with respect thereto; and

        (b) the Borrower and each Holder shall at all times retain the right, but not to the exclusion of the Agent, (i) to retain all rights with respect to insurance that Article XIV of the Lease specifically confers upon the "Lessor",
(ii) to provide such insurance as the Lessee shall have failed to maintain in accordance with the Operative Agreements or as the Borrower or any Holder may desire, and (iii) to bring an action to enforce compliance by the Lessee with the provisions of Articles VIII, IX, X, XI, XIV and XVII of the Lease.

        8.3    EXCEPTED PAYMENTS.

        Notwithstanding any other provision of this Agreement or the Security Documents, any Excepted Payment received at any time by the Agent shall be distributed promptly to the Person entitled to receive such Excepted Payment.


                            SECTION 9. MISCELLANEOUS

        9.1    AMENDMENTS AND WAIVERS.

        None of the terms or provisions of this Agreement may be terminated, amended, supplemented, waived or modified except in accordance with the terms of
Section 12.4 of the Participation Agreement.

        9.2    NOTICES.

        All notices required or permitted to be given under this Agreement shall be given in accordance with Section 12.2 of the Participation Agreement.

        9.3    NO WAIVER; CUMULATIVE REMEDIES.

        No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        9.4    [reserved]



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

        9.5    PAYMENT OF EXPENSES AND TAXES.

        The Borrower agrees to (with funds provided by the Lessee as Supplemental Rent): (a) pay all reasonable out-of-pocket costs and expenses of
(i) the Agent whether or not the transactions herein contemplated are consummated, in connection with the negotiation, preparation, execution and delivery of the Operative Agreements and the documents and instruments referred to therein (including without limitation the reasonable fees and disbursements of Moore & Van Allen, PLLC) and any amendment, waiver or consent relating thereto (including without limitation the reasonable fees and disbursements of counsel to the Agent) and (ii) the Agent and each of the Lenders in connection with the enforcement of the Operative Agreements and the documents and instruments referred to therein (including without limitation the reasonable fees and disbursements of counsel for the Agent and for each of the Lenders) and
(b) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes.

        9.6    SUCCESSORS AND ASSIGNS.

        This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement except in accordance with Section 10.1 of the Participation Agreement and the other applicable provisions of the Operative Agreements.

        9.7    PARTICIPATIONS.

        Subject to and in accordance with Section 10.1 of the Participation Agreement, each Lender may sell participations to one or more Persons (each, a "Participant") in all or a portion of its rights, obligations or rights and obligations under the Operative Agreements (including all or a portion of its Commitment or its Loans); provided, however, that (a) such Lender's obligations under the Operative Agreements shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (c) the Participant shall be entitled to the benefit of the yield protection provisions contained in Sections 11.2(e), 11.3 and 11.4 of the Participation Agreement and the right of set-off contained in Section 12.15 of the Participation Agreement, and (d) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Operative Agreements, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provision of the Operative Agreements (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, or extending its Commitment).

        Any Lender may furnish any information concerning the Borrower, the Lessee or any Subsidiaries of the Lessee in the possession of such Lender from time to time to participants (including prospective participants), subject, however, to the provisions of Section 12.13 of the Participation Agreement.

        9.8    ASSIGNMENTS.

        Assignments. (a)    Subject to and in accordance with Section 10.1 of
the Participation Agreement, each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the Operative Agreements (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); provided, however, that

               (i)  each such assignment shall be to an Eligible Assignee;

               (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under the Operative Agreements, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

               (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under the Operative Agreements and the Notes; and

               (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance substantially in the form of Exhibit B hereto, together with any Note subject to such assignment and a processing fee of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights and benefits of a Lender under the Operative Agreements and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under the Operative Agreements. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 11.2(e) of the Participation Agreement.

        (b) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

        (c) Notwithstanding any other provision set forth in any Operative Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

        (d) Any Lender may furnish any information concerning the Borrower, the Lessee or any Subsidiaries of the Lessee in the possession of such Lender from time to time to assignees (including prospective assignees), subject, however, to the provisions of Section 12.13 of the Participation Agreement.

        9.9    THE REGISTER; DISCLOSURE; PLEDGES TO FEDERAL RESERVE BANKS.

        The Agent shall maintain at its address referred to in Section 12.2 of the Participation Agreement a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

        9.10   ADJUSTMENTS; SET-OFF.

        (a) Except as otherwise expressly provided in Section 8.1 hereof and
Section 8.7 of the Participation Agreement where, and to the extent, one (1) Lender is entitled to payments prior to other Lenders, if any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 6(g), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the event of such recovery, but without interest.

        (b) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuation of an Event of Default, the Agent and each Lender are hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Agent or such Lender (including without limitation by branches and agencies of the Agent or such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to the Agent or such Lender under this Agreement or under any of the other Operative Agreements, including without limitation all interests in obligations of the Borrower purchased by any such Lender pursuant to Section 9.10(a), and all other claims of any nature or description arising out of or connected with this Agreement or any other Operative Agreement, irrespective or whether or not the Agent or such Lender shall have made any demand and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

        9.11   COUNTERPARTS.

        This Agreement may be executed by one (1) or more of the parties to this Agreement on any number of separate counterparts (including without limitation by telecopy), and all of said counterparts taken together shall be deemed to constitute one (1) and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

        9.12   SEVERABILITY.

        Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        9.13   INTEGRATION.

        THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE BORROWER, THE AGENT, AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS AMONG THE PARTIES HERETO AND NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE AGENT OR ANY LENDER RELATIVE TO THE SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER CREDIT DOCUMENTS.

        9.14   GOVERNING LAW.

        THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

        9.15   SUBMISSION TO JURISDICTION; VENUE.

        THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

        9.16   ACKNOWLEDGEMENTS.

        The Borrower hereby acknowledges that:

        (a) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Agent (and the Lenders) and the Borrower, in connection herewith or therewith is solely that of debtor and creditor; and

        (b) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

        9.17   WAIVERS OF JURY TRIAL.

        THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

        9.18   NONRECOURSE.

        In addition to and not in limitation of Section 12.9 of the Participation Agreement, anything to the contrary contained in this Agreement or in any other Operative Agreement notwithstanding, no Exculpated Person shall be personally liable in any respect for any liability or obligation hereunder or under any other Operative Agreement including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in this Agreement, the Notes or any of the other Operative Agreements. The Agent and the Lenders agree that, in the event any of them pursues any remedies available to them under this Agreement, the Notes or any other Operative Agreement, neither the Agent nor the Lenders shall have any recourse against the Borrower, nor any other Exculpated Person, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Trust Estate and the Lessee; but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate in respect of any and all liabilities, obligations and undertakings contained in this Agreement, the Notes or any other Operative Agreement. The Agent and the Lenders further agree that the Borrower shall not be responsible for the payment of any amounts owing hereunder (excluding principal and interest (other than Overdue Interest) in respect of the Loans) (such non-excluded amounts, "Supplemental Amounts") except to the extent that payments of Supplemental Rent designated by the Lessee for application to such Supplemental Amounts shall have been paid by the Lessee pursuant to the Lease (it being understood that the failure by the Lessee for any reason to pay any Supplemental Rent in respect of such Supplemental Amounts shall nevertheless be deemed to constitute a default by the Borrower for the purposes of Section 6). Notwithstanding the foregoing provisions of this Section 9.18, nothing in this Agreement or any other Operative Agreement shall (a) constitute a waiver, release or discharge of any obligation evidenced or secured by this Agreement or any other Credit Document,
(b) limit the right of the Agent or any Lender to name the Borrower as a party defendant in any action or suit for judicial foreclosure and sale under any Security Document, or (c) affect in any way the validity or enforceability of any guaranty (whether of payment and/or performance) given to the Lessor, the Agent or the Lenders, or of any indemnity agreement given by the Borrower, in connection with the Loans made hereunder.

        9.19   USURY SAVINGS PROVISION.

        IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT AND THAT N.C. GEN. STAT. Section 24-9 SHALL APPLY WITH RESPECT TO THIS AGREEMENT. TO THE EXTENT N.C. GEN. STAT. Section 24-9 IS HEREAFTER DEEMED NOT TO APPLY BY A COURT OF COMPETENT JURISDICTION AND ANY PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THE FOLLOWING PROVISIONS OF THIS SECTION 9.19 SHALL APPLY. ANY SUCH PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL

AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS AGREEMENT OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF THE AGENT OR ANY LENDER SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO THE BORROWER OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND NEITHER THE AGENT NOR ANY LENDER INTENDS TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO THE AGENT OR ANY LENDER SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS AGREEMENT SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.


                           [signature pages to follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee under the Lexi Trust 2000-1


                                   By:    /s/ Wade Morgan
                                          ------------------------------------
                                   Name:      Wade Morgan
                                          ------------------------------------
                                   Title:     Vice President
                                          ------------------------------------


                                   BANK OF AMERICA, N.A., as the Agent and the
                                   Lender


                                   By:    /s/ C. Scott Nielsen
                                          ------------------------------------
                                   Name:      C. Scott Nielsen
                                          ------------------------------------
                                   Title:     Vice President
                                          ------------------------------------

                                  Schedule 2.1




                                                 Tranche A                    Tranche B
                                                Commitment                   Commitment
Name and Address of Lender                 Amount       Percentage      Amount       Percentage
                                           ------       ----------      ------       ----------

Bank of America, N.A.                     $38,839,500      100%         $4,135,500      100%
Bank of America Tower
515 Congress Avenue
Mail Code: TX9-329-11-01
Austin, TX 78701-3503
Attention: Wade Morgan
Telephone:     (512) 397-2241
Telecopy:      (512) 397-2052


TOTAL                                     $38,839,500      100%         $4,135,500      100%

                                   Exhibit A-1


                                 TRANCHE A NOTE

                               (Lexi Trust 2000-1)

                                                            [___________, 200__]


        FOR VALUE RECEIVED, the undersigned, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the Lexi Trust 2000-1 (the "Borrower"), hereby unconditionally promises to pay to the order of [LENDER] (the "Lender"), at the office of Bank of America, N.A., located at Austin, Texas, or at such other address as may be specified by [LENDER], in lawful money of the United States of America and in immediately available funds, on the Rent Commencement Date, the Tranche A Loan amount referenced in Section 2.6(d) of the Credit Agreement, on the Payment Date immediately following the Final Completion Date, the Tranche A Loan Amount referenced in Section 2.6(c) of the Credit Agreement, and on the Maturity Date, the aggregate unpaid principal amount of all Tranche A Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement (as defined below). The Borrower agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

        The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Tranche A Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

        This Note (a) is one of the Notes referred to in the Credit Agreement dated as of October 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and Bank of America, N.A., as the Agent, (b) is subject to the provisions of the Credit Agreement (including without limitation Section 9.18 thereof) and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

        Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

        All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind except as expressly set forth to the contrary in the Credit Agreement or the Participation Agreement.

        Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).



                                      A1-1

                                      A1-2

        IN WITNESS WHEREOF, THE UNDERSIGNED AUTHORIZED OFFICER OF THE BORROWER HAS EXECUTED THIS NOTE AS OF THE DATE FIRST SET FORTH ABOVE.


                                   FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee under the Lexi Trust 2000-1


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                      A1-3

                                   Exhibit A-2

                                 TRANCHE B NOTE

                               (Lexi Trust 2000-1)

                                                              [_________, 200__]


        FOR VALUE RECEIVED, the undersigned, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the Lexi Trust 2000-1 (the "Borrower"), hereby unconditionally promises to pay to the order of [LENDER] (the "Lender") at the office of Bank of America, N.A. located at Austin, Texas, or at such other address as may be specified by [LENDER], in lawful money of the United States of America and in immediately available funds, on the Rent Commencement Date, the Tranche B Loan Amount referenced in Section 2.6(c) of the Credit Agreement, on the Payment Date immediately following the Final Completion Date, the Tranche B Loan Amount referenced in Section 2.6(c) of the Credit Agreement, and on the Maturity Date, the aggregate unpaid principal amount of all Tranche B Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement (as defined below). The Borrower agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

        The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Tranche B Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

        This Note (a) is one of the Notes referred to in the Credit Agreement dated as of October 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and Bank of America, N.A., as the Agent, (b) is subject to the provisions of the Credit Agreement (including without limitation Section 9.18 thereof) and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

        Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

        All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind except as expressly set forth to the contrary in the Credit Agreement or the Participation Agreement.

        Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).



                                      A2-1

        IN WITNESS WHEREOF, THE UNDERSIGNED AUTHORIZED OFFICER OF THE BORROWER HAS EXECUTED THIS NOTE AS OF THE DATE FIRST SET FORTH ABOVE.


                                   FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee under the Lexi Trust 2000-1


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                      A2-2

                                    Exhibit B

                            ASSIGNMENT AND ACCEPTANCE


        THIS ASSIGNMENT AND ACCEPTANCE dated as of ____________, 200__ (as amended, modified, supplemented, restated and/or replaced from time to time, the "Assignment and Acceptance") is between [____________________] (the "Assignor") and [_______________] (the "Assignee").

        Reference is made to the Credit Agreement, dated as of October 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the Lexi Trust 2000-1 (the "Owner Trustee" or the "Borrower"), the Lenders named therein and Bank of America, N.A., as the Agent. Unless otherwise defined herein, terms defined in the Credit Agreement (or pursuant to Section 1 of the Credit Agreement, defined in other agreements) and used herein shall have the meanings given to them in or pursuant to the Credit Agreement.

        The Assignor and the Assignee agree as follows:

        1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a [___%] interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to the credit facility contained in the Credit Agreement as are set forth on Schedule 1 hereto (the "Assigned Facility"), in a principal amount for the Assigned Facility as set forth on Schedule 1.

        2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Operative Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Operative Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or any other obligor or the performance or observance by the Borrower, or any other obligor of any of their respective obligations under the Credit Agreement or any other Operative Agreement or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note held by it evidencing the Assigned Facility and requests that the Agent exchange such Note for a new Note payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facility) a new Note payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

        3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Operative Agreements, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and the other Operative Agreements to which Assignee is a party and will perform in accordance herewith all the obligations which by the terms of the Credit Agreement and the other Operative Agreements to which Assignee is a party are required to be performed by it as a Lender including without limitation, if it is organized under the laws of a jurisdiction outside the U.S., its obligation pursuant to Section 11.2(e) of the Participation Agreement.

        4. The effective date of this Assignment and Acceptance shall be [________, 200__] (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to Section 9.9 of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five (5) Business Days after the date of such acceptance and recording by the Agent).

        5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including without limitation payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

        6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Operative Agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Operative Agreements.

        7. This Assignment and Acceptance shall be governed by, and construed, INTERPRETED AND ENFORCED in accordance with the INTERNAL laws of the State of north carolina (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.


                               [Name of Assignor]

                               By:
                                   ---------------------------------------
                               Name:
                                     -------------------------------------
                               Title:
                                      ------------------------------------


                               [Name of Assignor]

                               By:
                                   ---------------------------------------
                               Name:
                                     -------------------------------------
                               Title:
                                      ------------------------------------


                               Consented To:

                               FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee under the Lexi Trust 2000-1


                               By:
                                   ---------------------------------------
                               Name:
                                     -------------------------------------
                               Title:
                                      ------------------------------------


                               BANK OF AMERICA, N.A., as the Agent


                               By:
                                   ---------------------------------------
                               Name:
                                     -------------------------------------
                               Title:
                                      ------------------------------------

[consents required only to the extent expressly provided in Section 9.8 of the Credit Agreement]

                                   SCHEDULE 1
                          TO ASSIGNMENT AND ACCEPTANCE
                        RELATING TO THE CREDIT AGREEMENT,
                          DATED AS OF OCTOBER 19, 2000,
                                      AMONG
                    FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                AS OWNER TRUSTEE,
                            THE LENDERS NAMED THEREIN
                                       AND
                       BANK OF AMERICA, N.A., AS THE AGENT
                 FOR THE LENDERS (IN SUCH CAPACITY, THE "AGENT")




Name of Assignor:
                  ---------------------------------

Name of Assignee:
                  ---------------------------------

Effective Date of Assignment:
                              ---------------------


               Credit Facility              Principal Amount           Commitment Percentage
                  Assigned                      Assigned                     Assigned
                                       $                                                    %
          --------------------          -----------------------       ----------------------


        [Name of Assignor]

        By:
            ----------------------------------------------
        Name:
              --------------------------------------------
        Title:
               -------------------------------------------

        [Name of Assignee]

        By:
            ----------------------------------------------
        Name:
              --------------------------------------------
        Title:
               -------------------------------------------

--------------------------------------------------------------------------------



                                 LEASE AGREEMENT

                          Dated as of October 19, 2000

                                     between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                  as Owner Trustee under the Lexi Trust 2000-1,
                                    as Lessor

                                       and

                         LEXICON GENETICS INCORPORATED,
                                    as Lessee



--------------------------------------------------------------------------------




This Lease Agreement is subject to a security interest in favor of Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Secured Parties (the "Agent") under a Security Agreement dated as of October 19, 2000, between First Security Bank, National Association, as Owner Trustee under the Lexi Trust 2000-1 and the Agent, as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof. This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                                TABLE OF CONTENTS

ARTICLE I.........................................................................................................1
         1.1      Definitions.....................................................................................1
                  -----------
         1.2      Interpretation..................................................................................1
                  --------------

ARTICLE II........................................................................................................1
         2.1      Property........................................................................................1
                  --------
         2.2      Lease Term......................................................................................2
                  ----------
         2.3      Title...........................................................................................2
                  -----
         2.4      Lease Supplements...............................................................................2
                  -----------------

ARTICLE III.......................................................................................................2
         3.1      Rent............................................................................................2
                  ----
         3.2      Payment of Basic Rent...........................................................................3
                  ---------------------
         3.3      Supplemental Rent...............................................................................3
                  -----------------
         3.4      Performance on a Non-Business Day...............................................................3
                  ---------------------------------
         3.5      Rent Payment Provisions.........................................................................3
                  -----------------------

ARTICLE IV........................................................................................................3
         4.1      Taxes; Utility Charges..........................................................................3
                  ----------------------

ARTICLE V.........................................................................................................4
         5.1      Quiet Enjoyment.................................................................................4
                  ---------------

ARTICLE VI........................................................................................................4
         6.1      Net Lease.......................................................................................4
                  ---------
         6.2      No Termination or Abatement.....................................................................4
                  ---------------------------

ARTICLE VII.......................................................................................................5
         7.1      Ownership of the Properties.....................................................................5
                  ---------------------------

ARTICLE VIII......................................................................................................6
         8.1      Condition of the Properties.....................................................................6
                  ---------------------------
         8.2      Possession and Use of the Properties............................................................6
                  ------------------------------------
         8.3      Integrated Properties...........................................................................9
                  ---------------------

ARTICLE IX........................................................................................................7
         9.1      Compliance With Legal Requirements, Insurance Requirements and Manufacturer's
                  -----------------------------------------------------------------------------
         Specifications and Standards.............................................................................7
         ----------------------------

ARTICLE X.........................................................................................................8
         10.1     Maintenance and Repair; Return..................................................................8
                  ------------------------------
         10.2     Environmental Inspection........................................................................9
                  ------------------------

ARTICLE XI........................................................................................................9
         11.1     Modifications...................................................................................9
                  -------------
         11.2     Other Property.................................................................................10
                  --------------

ARTICLE XII......................................................................................................10
         12.1     Warranty of Title..............................................................................10
                  -----------------

ARTICLE XIII.....................................................................................................11
         13.1     Permitted Contests Other Than in Respect of Indemnities........................................11
                  -------------------------------------------------------

         13.2     Impositions, Utility Charges, Other Matters; Compliance with Legal Requirements................11
                  -------------------------------------------------------------------------------

ARTICLE XIV......................................................................................................11
         14.1     Commercial Liability and Workers' Compensation Insurance.......................................11
                  --------------------------------------------------------
         14.2     Permanent Hazard and Other Insurance...........................................................12
                  ------------------------------------
         14.3     Coverage.......................................................................................12
                  --------
         14.4     Additional Insurance Requirements..............................................................18
                  ---------------------------------

ARTICLE XV.......................................................................................................13
         15.1     Casualty and Condemnation......................................................................13
                  -------------------------
         15.2     Environmental Matters..........................................................................14
                  ---------------------
         15.3     Notice of Environmental Matters................................................................15
                  -------------------------------

ARTICLE XVI......................................................................................................15
         16.1     Termination Upon Certain Events................................................................15
                  -------------------------------
         16.2     Procedures.....................................................................................15
                  ----------

ARTICLE XVII.....................................................................................................16
         17.1     Lease Events of Default........................................................................16
                  -----------------------
         17.2     Surrender of Possession........................................................................18
                  -----------------------
         17.3     Reletting......................................................................................18
                  ---------
         17.4     Damages........................................................................................18
                  -------
         17.5     Power of Sale..................................................................................19
                  -------------
         17.6     Final Liquidated Damages.......................................................................19
                  ------------------------
         17.7     Environmental Costs............................................................................19
                  -------------------
         17.8     Waiver of Certain Rights.......................................................................20
                  ------------------------
         17.9     Assignment of Rights Under Contracts...........................................................20
                  ------------------------------------
         17.10    Remedies Cumulative............................................................................20
                  -------------------
         17.11    Lessee's Right to Cure by Purchase of All Properties...........................................20
                  ----------------------------------------------------

ARTICLE XVIII....................................................................................................20
         18.1     Lessor's Right to Cure Lessee's Lease Defaults.................................................20
                  ----------------------------------------------

ARTICLE XIX......................................................................................................21
         19.1     Provisions Relating to Lessee's Exercise of its Purchase Option................................21
                  ---------------------------------------------------------------
         19.2     No Purchase or Termination With Respect to Less than All of a Property.........................21
                  ----------------------------------------------------------------------

ARTICLE XX.......................................................................................................21
         20.1     Purchase Option, Sale Option or Walk-Away Option - General Provisions..........................21
                  ---------------------------------------------------------------------
         20.2     Lessee Purchase Option.........................................................................22
                  ----------------------
         20.3     Third Party Sale Option........................................................................22
                  -----------------------
         20.4     Walk-Away Option...............................................................................23
                  ----------------

ARTICLE XXI......................................................................................................23
         21.1     [Intentionally Omitted]........................................................................23

ARTICLE XXII.....................................................................................................24
         22.1     Sale Procedure.................................................................................24
                  --------------
         22.2     Application of Proceeds of Sale................................................................26
                  -------------------------------
         22.3     Indemnity for Excessive Wear...................................................................26
                  ----------------------------
         22.4     Appraisal Procedure............................................................................36
                  -------------------
         22.5      Certain Obligations Continue..................................................................37
                   ----------------------------

ARTICLE XXIII....................................................................................................27
         23.1     Holding Over...................................................................................27
                  ------------

                                       ii

ARTICLE XXIV.....................................................................................................27
         24.1     Risk of Loss...................................................................................27
                  ------------

ARTICLE XXV......................................................................................................27
         25.1     Assignment.....................................................................................27
                  ----------
         25.2     Subleases......................................................................................28
                  ---------

ARTICLE XXVI.....................................................................................................28
         26.1     No Waiver......................................................................................28
                  ---------

ARTICLE XXVII....................................................................................................28
         27.1     Acceptance of Surrender........................................................................28
                  -----------------------
         27.2     No Merger of Title.............................................................................28
                  ------------------

ARTICLE XXVIII...................................................................................................28
         28.1     [Intentionally Omitted]........................................................................28
                   ---------------------

ARTICLE XXIX.....................................................................................................29
         29.1     Notices........................................................................................29
                  -------

ARTICLE XXX......................................................................................................29
         30.1     Miscellaneous..................................................................................29
                  -------------
         30.2     Amendments and Modifications...................................................................29
                  ----------------------------
         30.3     Successors and Assigns.........................................................................29
                  ----------------------
         30.4     Headings and Table of Contents.................................................................29
                  ------------------------------
         30.5     Counterparts...................................................................................29
                  ------------
         30.6     GOVERNING LAW..................................................................................29
                  -------------
         30.7     Calculation of Rent............................................................................30
                  -------------------
         30.8     Memoranda of Lease and Lease Supplements.......................................................30
                  ----------------------------------------
         30.9     Allocations between the Lenders and the Holders................................................30
                  -----------------------------------------------
         30.10    Limitations on Recourse........................................................................30
                  -----------------------
         30.11    WAIVERS OF JURY TRIAL..........................................................................30
                  ---------------------
         30.12    Exercise of Lessor Rights......................................................................30
                  -------------------------
         30.13    SUBMISSION TO JURISDICTION; VENUE..............................................................31
                  ---------------------------------
         30.14    USURY SAVINGS PROVISION........................................................................31
                  -----------------------


EXHIBITS

EXHIBIT A           -      Lease Supplement No. ____
EXHIBIT B           -      Memorandum of Lease and Lease Supplement No. ____

                                 LEASE AGREEMENT


         THIS LEASE AGREEMENT dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Lease") is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, as Owner Trustee under the Lexi Trust 2000-1, as lessor (the "Lessor"), and LEXICON GENETICS INCORPORATED, a Delaware corporation, having its principal place of business at 4000 Research Forest Drive, The Woodlands, Texas, Montgomery County, 77381, Texas, as lessee (the "Lessee").

                              W I T N E S S E T H:

         A. WHEREAS, subject to the terms and conditions of the Participation Agreement and the Agency Agreement, Lessor will (i) purchase or ground lease various parcels of real property, some of which will (or may) have existing Improvements thereon, from one (1) or more third parties designated by Lessee and (ii) fund the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties by the Construction Agent; and

         B. WHEREAS, the Basic Term shall commence with respect to each Property upon the Property Closing Date with respect thereto; provided, Basic Rent with respect thereto shall not be payable until the applicable Rent Commencement Date; and

         C. WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, each Property;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

         1.1      DEFINITIONS.

                  For purposes of this Lease, capitalized terms used in this Lease and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Lessee, Lessor, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and Bank of America, N.A., as agent for the Lenders and respecting the Security Documents, as the agent for the Secured Parties. Unless otherwise indicated, references in this Lease to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Lease.

         1.2      INTERPRETATION.

         The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Lease.


                                   ARTICLE II

         2.1      PROPERTY.

                  Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, each Property.

         2.2      LEASE TERM.

         The basic term of this Lease with respect to each Property (the "Basic Term") shall begin upon the Property Closing Date for such Property (in each case the "Basic Term Commencement Date") and shall end on the sixth annual anniversary of the Initial Closing Date (the "Basic Term Expiration Date"), unless the Basic Term is earlier terminated or the term of this Lease is renewed (as described below) in accordance with the provisions of this Lease. Notwithstanding the foregoing, Lessee shall not be obligated to pay Basic Rent until the Rent Commencement Date with respect to such Property.

         To the extent no Lease Default or Lease Event of Default has occurred and is continuing, and if, at least one hundred twenty (120) days prior to the Basic Term Expiration Date or such Renewal Term, as applicable, Lessee has (a) not provided written notice to Lessor of its determination to exercise its purchase option, sale option or walk-away option under Article XX hereof and (b) provided the Agent with a written request for extension, the term of this Lease for all Properties may, in the sole and absolute discretion of the Lenders and the Holders, be extended one (1) additional term of one (1) year's duration from the Basic Term Expiration Date or such Renewal Term, as applicable, (each, a "Renewal Term"); provided, that (i) the initial request for extension may not be made earlier than the fifth anniversary of the Initial Closing Date and (ii) no more than seven (7) Renewal Terms may be granted.

         2.3      TITLE.

         Each Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the existing state of title (including without limitation the Permitted Liens) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in Lessor's title to any Property or any interest of Lessee therein other than for Lessor Liens.

         2.4      LEASE SUPPLEMENTS.

         On or prior to each Basic Term Commencement Date, Lessee and Lessor shall each execute and deliver a Lease Supplement for the Property to be leased effective as of such Basic Term Commencement Date in substantially the form of Exhibit A hereto.


                                   ARTICLE III

         3.1      RENT.

                  (a) Lessee shall pay Basic Rent in arrears on each Payment Date, and on any date on which this Lease shall terminate with respect to any or all Properties during the Term; provided, however, with respect to each individual Property Lessee shall have no obligation to pay Basic Rent with respect to such Property until the Rent Commencement Date with respect to such Property (notwithstanding that Basic Rent for such Property shall accrue from and including the Scheduled Interest Payment Date immediately preceding such Rent Commencement Date).

                  (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds to the Agent on the due date therefor (or within the applicable grace period) to such account or accounts at such bank or banks as Lessor shall from time to time direct.

                  (c) Lessee's inability or failure to take possession of all or any portion of any Property when delivered by Lessor, whether or not attributable to any act or omission of Lessor, the Construction Agent, Lessee or any other Person or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

                  (d) Lessee shall make all payments of Rent prior to 12:00 Noon, Austin, Texas time, on the applicable date for payment of such amount.

         3.2      PAYMENT OF BASIC RENT.

         Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

         3.3      SUPPLEMENTAL RENT.

         Lessee shall pay to the Person entitled thereto any and all Supplemental Rent when and as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent within five (5) days after the same is due to any Financing Party or within ten (10) Business Days after the same is due to any Person other than a Financing Party, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. All such payments of Supplemental Rent shall be in the full amount thereof, without setoff, deduction or reduction. Lessee shall pay to the appropriate Person, as Supplemental Rent due and owing to such Person, among other things, on demand, (a) any and all payment obligations (except for amounts payable as Basic Rent) owing from time to time under the Operative Agreements by any Person to the Agent, any Lender, any Holder or any other Person, (b) interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due (subject to the applicable grace period) for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the appropriate Person (subject to any applicable grace period) for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid and (c) amounts referenced as Supplemental Rent obligations pursuant to Section 8.3 of the Participation Agreement. It shall be an additional Supplemental Rent obligation of Lessee to pay to the appropriate Person all rent and other amounts when such become due and owing from time to time under each Ground Lease and without the necessity of any notice from Lessor with regard thereto. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         3.4      PERFORMANCE ON A NON-BUSINESS DAY.

         If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the corresponding Scheduled Interest Payment Date, or, to the extent such Basic Rent is not due on a Scheduled Interest Payment Date, then on the next succeeding Business Day. If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

         3.5      RENT PAYMENT PROVISIONS.

         Lessee shall make payment of all Basic Rent and Supplemental Rent when due (subject to the applicable grace periods) regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements. Such provisions of such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements.


                                   ARTICLE IV

         4.1      TAXES; UTILITY CHARGES.

         Lessee shall pay or cause to be paid all Impositions with respect to the Properties and/or the use, occupancy, operation, repair, access, maintenance or operation thereof and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents, utilities and operating expenses of any kind or type used in or on any Property and related real property during the Term. Upon Lessor's request, Lessee shall provide from time to time Lessor with evidence of all such payments referenced in the foregoing sentence. Lessee shall be entitled to receive any credit or refund with respect to any Imposition or utility charge paid by Lessee. Unless an Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any Imposition or utility charge paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for Impositions or utilities imposed with respect to any Property for a period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.


                                    ARTICLE V

         5.1      QUIET ENJOYMENT.

         Subject to the rights of Lessor contained in Sections 17.2, 17.3 and
20.3 and the other terms of this Lease and the other Operative Agreements and so long as no Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy each Property for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the applicable Basic Term Commencement Date.


                                   ARTICLE VI

         6.1      NET LEASE.

         This Lease shall constitute a net lease, and the obligations of Lessee hereunder are absolute and unconditional. Lessee shall pay all operating expenses arising out of the use, operation and/or occupancy of each Property. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) for any reason whatsoever, including without limitation by reason of: (a) any damage to or destruction of any Property or any part thereof; (b) any taking of any Property or any part thereof or interest therein by Condemnation or otherwise;
(c) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of any Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect, Lien or any matter affecting title to any Property; provided, that the foregoing shall not relieve any Person from its responsibility to remove any Lessor Liens attributable to it; (e) any eviction by paramount title or otherwise; (f) any default by Lessor hereunder; (g) to the fullest extent permitted by applicable law, any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding relating to or affecting the Agent, any Lender, Lessor, Lessee, any Holder or any Governmental Authority; (h) the impossibility or illegality of performance by Lessor, Lessee or both; (i) any action of any Governmental Authority or any other Person; (j) Lessee's acquisition of ownership of all or part of any Property; (k) breach of any warranty or representation with respect to any Property or any Operative Agreement; (l) any defect in the condition, quality or fitness for use of any Property or any part thereof; or (m) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Lessor and Lessee acknowledge and agree that the provisions of this Section 6.1 have been specifically reviewed and subjected to negotiation.

         6.2      NO TERMINATION OR ABATEMENT.

         Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Person or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of any

Person or any Governmental Authority or by any court with respect to any Person, or any Governmental Authority. Lessee hereby waives all right (a) to terminate or surrender this Lease (except as permitted under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives, to the fullest extent permitted by applicable law, any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee, to the fullest extent permitted by applicable law, shall be bound by all of the terms and conditions contained in this Lease.


                                   ARTICLE VII

         7.1      OWNERSHIP OF THE PROPERTIES.

                  (a) Lessor and Lessee intend that for federal and all state and local income tax purposes, bankruptcy purposes, regulatory purposes (other than for purposes of Regulation S-X under the Securities Act), commercial law and real estate purposes and all other purposes (other than for financial reporting and accounting purposes)
         (A) this Lease will be treated as a secured financing arrangement and
         (B) Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to owners of property similar to the Properties for such tax purposes. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real estate law or under any other set of rules. Lessee shall claim the cost recovery deductions associated with each Property, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with Lessee's claim of such deductions.

                  (b) For all purposes described in Section 7.1(a), Lessor and Lessee intend this Lease to constitute a finance lease and not a true lease. In order to secure the obligations of Lessee now existing or hereafter arising under any and all Operative Agreements, Lessee hereby (i) conveys, grants, assigns, transfers, hypothecates, mortgages and sets over to Lessor, for the benefit of the Secured Parties, a first priority security interest (but subject to the security interest in the assets granted by Lessee in favor of the Agent in accordance with the Security Agreement) in and lien on all right, title and interest of Lessee (now owned or hereafter acquired) in and to all Properties to the extent such is personal property and (ii) irrevocably grants and conveys to Lea Stromire Johnson, a resident of Mecklenburg County, North Carolina, trustee in trust for the benefit of Lessor and the Secured Parties, and grants a lien, deed of trust and mortgage on all right, title and interest of Lessee (now owned or hereafter acquired) in and to all Properties to the extent such is a real property. Lessor and Lessee further intend and agree that, for the purpose of securing the obligations of Lessee and/or the Construction Agent now existing or hereafter arising under the Operative Agreements,
         (i) this Lease shall be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is personal property and an irrevocable grant and conveyance of a lien, deed of trust and mortgage on each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is real property; (ii) the acquisition of title by Lessor (or to the extent applicable, a leasehold interest pursuant to a Ground Lease) in each Property referenced in Article II constitutes a grant by Lessee to Lessor of a security interest, lien, deed of trust and mortgage in all of Lessee's right, title and interest in and to each Property and all proceeds (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by each Property; and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such lien, security interest, mortgage lien and deed of trust under applicable law. Lessee shall promptly take such actions as necessary (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code Fixture Filings and memoranda (or short forms) of this Lease and the various Lease Supplements) to ensure that the lien, security interest, mortgage lien and deed of trust in each

         Property and the other items referenced above will be deemed to be a perfected lien, security interest, mortgage lien and deed of trust of first priority under applicable law and will be maintained as such throughout the Term.


                                  ARTICLE VIII

         8.1      CONDITION OF THE PROPERTIES.

         LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS-IS WHERE-IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE AND CLEAR OF LESSOR LIENS) AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS REGARDING ITS PHYSICAL CONDITION OR WHICH AN ACCURATE SURVEY MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF AND/OR THE DATE OF THE APPLICABLE LEASE SUPPLEMENT. NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE AND CLEAR OF LESSOR LIENS) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF), AND NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. LESSEE HAS OR PRIOR TO THE BASIC TERM COMMENCEMENT DATE WILL HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT EACH PROPERTY AND THE IMPROVEMENTS THEREON (IF ANY), IS OR WILL BE (INSOFAR AS LESSOR, THE AGENT, EACH LENDER AND EACH HOLDER ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS, ON THE ONE HAND, AND LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

         8.2      POSSESSION AND USE OF THE PROPERTIES.

                  (a) At all times during the Term with respect to each Property, such Property shall be a Permitted Facility and shall be used by Lessee in the ordinary course of its business. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties as contemplated by this Lease. Lessee shall not commit or permit any waste of the Properties or any part thereof.

                  (b) The address stated in Section 29.1 of this Lease is the principal place of business and chief executive office of Lessee (as such terms are used in Section 9-103(3) of the Uniform Commercial Code of any applicable jurisdiction), and Lessee will provide Lessor with prior written notice of any change of location of its principal place of business or chief executive office. Regarding a particular Property, each Lease Supplement correctly identifies the initial location of the related Equipment (if any) and Improvements (if any) and contains an accurate legal description for the related parcel of Land or a copy of the Ground Lease (if any). The Equipment and Improvements respecting each particular Property will be located only at the location identified in the applicable Lease Supplement.

                  (c) Lessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property in a manner that could give rise to the assertion of any Lien on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

                  (d) On the Basic Term Commencement Date for each Property, Lessor and Lessee shall execute a Lease Supplement in regard to such Property which shall contain an Equipment Schedule that has a general description of the Equipment which shall comprise the Property, an Improvement Schedule that has a general description of the Improvements which shall comprise the Property and a legal description of the Land to be leased hereunder (or in the case of any Property subject to a Ground Lease to be subleased hereunder) as of such date. Each Property subject to a Ground Lease shall be deemed to be ground subleased from Lessor to Lessee as of the Basic Term Commencement Date, and such ground sublease shall be in effect until this Lease is terminated or expires, in each case in accordance with the terms and provisions hereof. Lessee shall satisfy and perform all obligations imposed on Lessor under each Ground Lease. Simultaneously with the execution and delivery of each Lease Supplement, such Equipment, Improvements, Land, ground subleasehold interest, all additional Equipment and all additional Improvements which are financed under the Operative Agreements after the Basic Term Commencement Date and the remainder of such Property shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.

                  (e) At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value, utility or remaining useful life of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

         8.3      INTEGRATED PROPERTIES.

         On the Rent Commencement Date for each Property, Lessee shall, at its sole cost and expense, cause such Property and the applicable property subject to a Ground Lease to constitute (and for the duration of the Term shall continue to constitute) all of the equipment, facilities, rights and other personal property necessary or appropriate to operate, utilize, maintain and control a Permitted Facility in a commercially reasonable manner. Lessee confirms and agrees that the real property subject to Lease Supplement No. 1 shall constitute all the real property that is necessary or appropriate to operate, utilize, maintain and control all the Structures, other than for the Existing Blue Building.


                                   ARTICLE IX

         9.1 COMPLIANCE WITH LEGAL REQUIREMENTS, INSURANCE REQUIREMENTS AND MANUFACTURER'S SPECIFICATIONS AND STANDARDS.

         Subject to the terms of Article XIII relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply with all applicable Legal Requirements (including without limitation all Environmental Laws) and all Insurance Requirements relating to the Properties, (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties and (c) comply with all manufacturer's specifications and standards, including without limitation the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties, whether or not compliance therewith shall require structural or extraordinary changes in any Property or interfere with the use and enjoyment of any Property, unless the failure to procure, maintain and comply with such items identified in subparagraphs (b) and (c), individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect. Lessor agrees to take such actions as may be reasonably requested by Lessee in connection with the compliance by Lessee of its obligations under this Section 9.1.




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

                                    ARTICLE X

         10.1     MAINTENANCE AND REPAIR; RETURN.

                  (a) From and after the Rent Commencement Date for a particular Property, Lessee, at its sole cost and expense, shall maintain such Property in good condition, repair and working order (ordinary wear and tear excepted) and in the repair and condition as when originally delivered to Lessor and make all necessary repairs thereto and replacements thereof, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by
         Section 9.1 and on a basis consistent with the operation and maintenance of properties or equipment comparable in type and function to the applicable Property, such that such Property is capable of being immediately utilized by a third party and in compliance with standard industry practice subject, however, to the provisions of Article XV with respect to Casualty and Condemnation; provided, notwithstanding the foregoing provisions of this Section 10.1(a), Lessee, at its sole cost and expense, shall pay all such amounts referenced in or arising pursuant to this Section 10.1(a) (including such amounts arising before the Rent Commencement Date for a particular Property) which are incurred as a result of the actions or inactions of any Lessee Related Party or as a result of the use of any applicable Property by any Lessee Related Party.

                  (b) Lessee shall not use or locate any component of any Property outside of the Approved State therefor. Lessee shall not move or relocate any component of any Property beyond the boundaries of the Land (comprising part of such Property) described in the applicable Lease Supplement, except for the temporary removal of Equipment and other personal property for repair or replacement.

                  (c) From and after the Rent Commencement Date for a particular Property, if any component of such Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, will within a reasonable time replace such component with a replacement component which is free and clear of all Liens (other than Permitted Liens and Lessor Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced had been maintained and repaired in accordance with the requirements of this Lease); provided, notwithstanding the foregoing provisions of this
         Section 10.1(c), Lessee, at its sole cost and expense, shall pay all such amounts referenced in or arising pursuant to this Section 10.1(c) (including such amounts arising before the Rent Commencement Date for a particular Property) which are incurred as a result of the actions or inactions of any Lessee Related Party or as a result of the use of any applicable Property by any Lessee Related Party. All such replacement components which are added to any Property shall immediately become the property of (and title thereto shall vest in) Lessor and shall be deemed incorporated in such Property and subject to the terms of this Lease as if originally leased hereunder.

                  (d) Upon reasonable advance notice, Lessor and its agents shall have the right to inspect each Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall, in the absence of an Event of Default, use reasonable efforts to minimize the disruption and burden on the business of Lessee.

                  (e) Lessee shall cause to be delivered to Lessor (at Lessee's sole expense) one or more additional Appraisals (or reappraisals of Property) as Lessor may request (i) if any one of Lessor, the Agent, the Trust Company, any Lender or any Holder is required pursuant to any applicable Legal Requirement to obtain such Appraisals (or reappraisals) from and after the Rent Commencement Date for any applicable Property or if such Appraisals (or reappraisals) are required pursuant to any particular Legal Requirement before the Rent Commencement Date for any applicable Property as a result of the actions or inactions of any Lessee Related Party or as a result of the use of any applicable Property by any Lessee Related Party or (ii) upon the occurrence of any Event of Default.

                  (f) From and after the Rent Commencement Date for a particular Property, Lessor shall under no circumstances be required
         (i) to build any improvements or install any equipment on such Property, make any repairs, replacements, alterations or renewals of any nature or description to such Property, make any expenditure whatsoever in connection with this Lease or maintain such Property in any way or (ii) to maintain, repair or rebuild all or any part of such Property, and Lessee waives the right to (A) require Lessor to maintain, repair, or rebuild all or any part of such Property, or (B) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenant, condition or restriction at any time in effect; provided, notwithstanding the foregoing provisions of this Section 10.1(f), Lessee, at its sole cost and expense, shall pay all such amounts referenced in or arising pursuant to this Section 10.1(f) (including such amounts arising before the Rent Commencement Date for a particular Property) which are incurred as a result of the actions or inactions of any Lessee Related Party or as a result of the use of any applicable Property by any Lessee Related Party.

                  (g) Lessee shall, upon the expiration or earlier termination of this Lease with respect to a Property, if Lessee shall not have exercised its Purchase Option with respect to such Property and purchased such Property, surrender such Property (i) pursuant to the exercise of the applicable remedies upon the occurrence of a Lease Event of Default, to Lessor or (ii) pursuant to Article XX hereof and the second paragraph of Section 22.1(a) hereof, to Lessor or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation the obligations of Lessee at the time of such surrender under Sections 9.1, 10.1(a) through (f), 10.2, 11.1, 12.1, 22.1 and 23.1).

         10.2     ENVIRONMENTAL INSPECTION.

         If Lessee has not given notice of exercise of its Purchase Option on the Expiration Date pursuant to Section 20.1 or for whatever reason Lessee does not purchase a Property in accordance with the terms of this Lease, then not more than one hundred eighty (180) days nor less than sixty (60) days prior to the Expiration Date, Lessee shall cause to be delivered to Lessor a Phase I environmental site assessment recently prepared (no more than thirty (30) days prior to the date of delivery) by an independent recognized professional reasonably acceptable to Lessor, and in form, scope and content reasonably satisfactory to Lessor. The cost incurred respecting such Phase I environmental site assessment shall be paid for in accordance with the provisions set forth in
Section 20.3(b).


                                   ARTICLE XI

         11.1     MODIFICATIONS.

                  (a) Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor may make modifications, alterations, renovations, improvements and additions to any Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"), and Lessee shall make any and all Modifications required to be made pursuant to all Legal Requirements, Insurance Requirements and manufacturer's specifications and standards; provided, that: (i) no Modification shall materially impair the value, utility or useful life of any Property from that which existed immediately prior to such Modification; (ii) each Modification shall be done expeditiously and in a good and workmanlike manner; (iii) no Modification shall adversely affect the structural integrity of any Property; (iv) to the extent required by Section 14.2(a), Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to any Modification; (vi) each Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1); and (vii) no Improvement shall be demolished or otherwise rendered unfit for use unless Lessee shall finance the proposed replacement Modification outside of this lease facility; provided, further, Lessee shall not make any Modification (unless required by any Legal Requirement) to the extent any such Modification, individually or in the aggregate, shall have or could reasonably be expected to have a Material Adverse Effect. All Modifications required pursuant to Legal Requirements, Insurance Requirements and/or manufacturer's specifications and standards and all other Modifications that are not severable from the applicable Property without material damage or other material loss of value shall immediately and without further action upon their incorporation into the applicable Property (1) become property of Lessor, (2) be subject to this Lease and (3) be titled in the name of Lessor. Title to all other Modifications shall vest with Lessee; provided, if Lessee fails to remove any such Modification prior to the Expiration Date or earlier termination of this Lease, title to such Modifications shall revert to Lessor. Lessee, at its sole cost and expense, shall repair any damage to any Property relating to the removal of any

         Modification. Lessee shall not remove or attempt to remove any Modification titled to Lessor from any Property. Each Ground Lease for a Property shall expressly provide for the provisions of this paragraph. Lessee, at its own cost and expense, will pay for the repairs of any damage to any Property caused by the removal or attempted removal of any Modification.

                  (b) The construction process provided for in the Agency Agreement is acknowledged by Lessor to be consistent with and in compliance with the terms and provisions of this Article XI.

         11.2     OTHER PROPERTY.

         During the Term, Lessee may from time to time own or hold under lease from Persons other than Lessor, furniture, trade fixtures, equipment and other tangible personal property located on or about any Property that is not subject to this Lease and does not constitute a portion of the property covered by this Lease. Lessor shall from time to time during the Term, upon the reasonable request of the Lessee, and at the cost and expense of Lessee (but in any event only after the review and consent of Lessor and the Agent), which request shall be accompanied by such supporting information and documents as Lessor may reasonably require (including without limitation that the particular items of furniture, trade fixtures and equipment in question (x) are not Modifications specified as the property of Lessor pursuant to Section 11.1(a) and (y) are not required to operate the particular Property as a Permitted Facility in a commercially reasonable manner), promptly acknowledge in writing to Lessee or other Persons designated by Lessee that the particular items of furniture, trade fixtures and equipment in question are not part of any Property and that, subject to the rights of Lessor and the Financing Parties hereunder and under any other Operative Agreements, Lessor does not own or have any other right or interest in or to such furniture, trade fixtures and equipment.


                                   ARTICLE XII

         12.1     WARRANTY OF TITLE.

                  (a) Lessee hereby acknowledges and shall cause title in each Property (including without limitation all Equipment, all Improvements, all replacement components to each Property and all Modifications) immediately and without further action to vest in and become the property of Lessor subject to any Permitted Liens affecting same and to be subject to the terms of this Lease (provided, respecting each Property subject to a Ground Lease, Lessor's interest therein is acknowledged to be a leasehold interest pursuant to such Ground Lease) from and after the date hereof or such date of incorporation into any Property. Lessee agrees that, subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property, any component thereof or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Lessor, the Agent, any Lender or any Holder pursuant to any Operative Agreement, other than Permitted Liens and Lessor Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to a Property, the Rent or any other such amounts, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of Lessor and/or the Agent created by the Operative Agreements are (and until the Financing Parties under the Operative Agreements have been paid in full shall remain) first priority perfected Liens subject only to Permitted Liens and Lessor Liens. At all times subsequent to the Basic Term Commencement Date respecting a Property, Lessee shall (i) cause a valid, perfected, first priority Lien on each applicable Property to be in place in favor of the Agent (for the benefit of the Secured Parties) and (ii) file, or cause to be filed, all necessary documents under the applicable real property law and Article 9 of the Uniform Commercial Code to perfect such title and Liens.

                  (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR,

         SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO ANY PROPERTY.


                                  ARTICLE XIII

         13.1     PERMITTED CONTESTS OTHER THAN IN RESPECT OF INDEMNITIES.

         Except to the extent otherwise provided for in Section 11 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, Imposition or utility charge payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided, that (a) the commencement and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, the applicable Properties, Lessor, each Holder, the Agent and each Lender; (b) there shall not be imposed a Lien (other than Permitted Liens and Lessor Liens) on any Property and no part of any Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on Lessor, any Holder, the Agent or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this
Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

         13.2 IMPOSITIONS, UTILITY CHARGES, OTHER MATTERS; COMPLIANCE WITH LEGAL REQUIREMENTS.

         Except with respect to Impositions, Legal Requirements, utility charges and such other matters referenced in Section 13.1 which are the subject of ongoing proceedings contesting the same in a manner consistent with the requirements of Section 13.1, Lessee shall cause (a) all Impositions, utility charges and such other matters to be timely paid, settled or compromised, as appropriate, with respect to each Property and (b) each Property to comply with all applicable Legal Requirements.


                                   ARTICLE XIV

         14.1     COMMERCIAL LIABILITY AND WORKERS' COMPENSATION INSURANCE.

         During the Term for each Property, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability and umbrella liability insurance for claims for injuries or death sustained by persons or damage to property while on such Property or respecting the Equipment and such other public liability coverages as are then customarily carried by similarly situated companies conducting business similar to that conducted by Lessee. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that it owns and are then carried by similarly situated companies conducting business similar to that conducted by Lessee, and in no event shall have a minimum combined single limit per occurrence coverage (i) for commercial general liability of less than $1,000,000 and (ii) for umbrella liability of less than $5,000,000. The policies shall name Lessee as the insured and shall be endorsed to name Lessor, the Holders, the Agent and the Lenders as additional insureds. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, any Holder, the Agent or any Lender may have in force. In the operation of the Properties, Lessee shall comply with applicable workers' compensation laws and protect Lessor, each Holder, the Agent and each Lender against any liability under such laws.

         14.2     PERMANENT HAZARD AND OTHER INSURANCE.

                  (a) During the Term for each Property, Lessee shall keep such Property insured against all risk of physical loss or damage by fire and all other risks and shall maintain builders' risk insurance during construction of any Improvements or Modifications in each case in amounts no less than the then current replacement value of such Property (assuming that such Property was in the condition required by the terms of this Lease immediately prior to such loss) and on terms that (i) are no less favorable than insurance covering other similar properties owned by Lessee and (ii) are then carried by similarly situated companies conducting business similar to that conducted by Lessee. The policies shall name Lessee as the insured and shall be endorsed to name Lessor and the Agent (on behalf of the Secured Parties) as a named additional insured and loss payee; provided, so long as no Event of Default exists, any loss payable under the insurance policies required by this Section for losses up to $1,000,000 will be paid to Lessee.

                  (b) If, during the Term with respect to a Property the area in which such Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto or is in a zone designated A or V, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to any such Property. During the Term, Lessee shall, in the operation and use of each Property, maintain workers' compensation insurance consistent with that carried by similarly situated companies conducting business similar to that conducted by Lessee and containing minimum liability limits of no less than $100,000. In the operation of each Property, Lessee shall comply with workers' compensation laws applicable to Lessee, and protect Lessor, each Holder, the Agent and each Lender against any liability under such laws.

         14.3     COVERAGE.

                  (a) As of the date of this Lease and annually thereafter during the Term, Lessee shall furnish the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) with certificates prepared by the insurers or insurance broker of Lessee showing the insurance required under Sections 14.1 and 14.2 to be in effect, naming (to the extent of their respective interests) Lessor, the Holders, the Agent and the Lenders as additional insureds and loss payees and evidencing the other requirements of this Article XIV. All such insurance shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies having an A or better rating by A.M. Best's Key Rating Guide. Lessee shall cause such certificates to include a provision for thirty (30) days' advance written notice by the insurer to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) in the event of cancellation or material alteration of such insurance. If an Event of Default has occurred and is continuing and the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) so requests, Lessee shall deliver to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) copies of all insurance policies required by Sections 14.1 and 14.2.

                  (b) Lessee agrees that the insurance policy or policies required by Sections 14.1, 14.2(a) and 14.2(b) shall include an appropriate clause pursuant to which any such policy shall provide that it will not be invalidated should Lessee or any Contractor, as the case may be, waive, at any time, any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of Lessee. Lessee hereby waives any and all such rights against Lessor, the Holders, the Agent and the Lenders to the extent of payments made to any such Person under any such policy.

                  (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this
         Article XIV to be subject to a coinsurance exception of any kind.

                  (d) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, shall renew or replace each policy prior to the expiration date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage.

                  (e) During the Construction Period (but in no event past the Construction Period Termination Date), the insurance coverage required herein shall be satisfied to the extent Lessee or the Construction Agent causes such coverage to be maintained by the general contractor hired to perform the construction work for the Property in question and such coverage otherwise complies with the requirements hereof. Also, during the Construction Period no self-insurance amounts shall be maintained or permitted with respect to such required coverage.

         14.4     ADDITIONAL INSURANCE REQUIREMENTS.

         Not in limitation of any provision of the Operative Agreements but in addition thereto, Lessee shall obtain any and all additional insurance policies (including without limitation with respect to Condemnation) with regard to the Properties or otherwise with respect to the transactions contemplated by the Operative Agreements as requested from time to time by Lessor.


                                   ARTICLE XV

         15.1     CASUALTY AND CONDEMNATION.

                  (a) Subject to the provisions of the Agency Agreement and this Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver or is deemed to have delivered, a Termination Notice), and prior to the occurrence and continuation of a Default or an Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any condemnation proceeds, award, compensation or insurance proceeds under Sections 14.2(a) or 14.2(b) hereof to which Lessee or Lessor may become entitled by reason of their respective interests in a Property (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; provided, however, if a Default or an Event of Default shall have occurred and be continuing or if such award, compensation or insurance proceeds shall exceed $1,000,000, then such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor and held in accordance with the terms of this Article XV. All amounts held by Lessor hereunder from time to time on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor (x) (respecting Properties for which the Rent Commencement Date has occurred as of the given date) shall be held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements and when all such obligations of Lessee with respect to such matters (and all other obligations of Lessee which should have been satisfied pursuant to the Operative Agreements as of such date) have been satisfied, all amounts so held by Lessor shall be paid over to Lessee and (y) (respecting Properties for which the Rent Commencement Date has not occurred as of the given date) shall be available to fund additional Work on the applicable Property if, and to the extent, the conditions precedent set forth in Section
         5.4 of the Participation Agreement are satisfied or waived.

                  (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

                  (c) If Lessee shall receive notice of a Casualty or a Condemnation of a Property or any interest therein where damage to the affected Property (when aggregated with damage to the other

         Properties at any time from and after the Initial Closing Date) is estimated to equal or exceed fifty percent (50%) of the aggregate Property Cost of all Properties, Lessee shall give notice thereof to Lessor promptly after Lessee's receipt of such notice. In the event such a Casualty or Condemnation occurs (regardless of whether Lessee gives notice thereof), then Lessee shall be deemed to have delivered a Termination Notice to Lessor and the provisions of Sections 16.1 and
         16.2 shall apply.

                  (d) In the event of a Casualty or a Condemnation (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to all Properties in accordance with Section 16.1 if Lessee, within thirty
         (30) days after such occurrence, delivers to Lessor a notice to such effect.

                  (e) If pursuant to this Section 15.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Property, Lessee shall, at its sole cost and expense (subject to reimbursement in accordance with Section 15.1(a)) promptly and diligently repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1, using the as-built Plans and Specifications or manufacturer's specifications for the applicable Improvements, Equipment or other components of the applicable Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the applicable Property and all applicable Legal Requirements), so as to restore the applicable Property to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied). In such event, title to the applicable Property shall remain with Lessor.

                  (f) In no event shall a Casualty or Condemnation affect Lessee's obligations to pay Rent pursuant to Article III.

                  (g)      Notwithstanding anything to the contrary set forth in
         Section 15.1(a) or Section 15.1(e), if during the Term with respect to a Property a Casualty occurs with respect to such Property or Lessee receives notice of a Condemnation with respect to such Property, and following such Casualty or Condemnation, the applicable Property cannot reasonably be restored, repaired or replaced on or before the day one hundred eighty (180) days prior to the Expiration Date or the date twelve (12) months after the occurrence of such Casualty or Condemnation (if such Casualty or Condemnation occurs during the Term) to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied) or on or before such day such Property is not in fact so restored, repaired or replaced, then Lessee shall be required to exercise its Purchase Option for all Properties on the next Payment Date (notwithstanding the limits on such exercise contained in Section 20.2) and pay Lessor the Termination Value for all Properties; provided, if any Default or Event of Default has occurred and is continuing, Lessee shall also promptly (and in any event within three
         (3) Business Days) pay Lessor any award, compensation or insurance proceeds received on account of any Casualty or Condemnation with respect to any Property; provided, further, that if no Default or Event of Default has occurred and is continuing, any Excess Proceeds shall be paid to Lessee. If a Default or an Event of Default has occurred and is continuing and any Loans, Holder Advances or other amounts are owing with respect thereto, then any Excess Proceeds (to the extent of any such Loans, Holder Advances or other amounts owing with respect thereto) shall be paid to Lessor, held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements and applied to such obligations upon the exercise of remedies in connection with the occurrence of an Event of Default, with the remainder of such Excess Proceeds in excess of such Loans, Holder Advances and other amounts owing with respect thereto being distributed to the Lessee.

         15.2     ENVIRONMENTAL MATTERS.

         Promptly upon Lessee's actual knowledge (and in any event within thirty
(30) days of Lessee having acquired such actual knowledge) of the presence of Hazardous Substances in any portion of any Property or Properties in concentrations and conditions that constitute an Environmental Violation and which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action will or



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

might result in a cost to Lessee of more than $25,000, Lessee shall notify Lessor in writing of such condition. In the event of any Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either (a) deliver to Lessor a Termination Notice with respect to all Properties pursuant to Section 16.1, if applicable, or (b) at Lessee's sole cost and expense, promptly and diligently undertake and diligently complete any response, clean up, remedial or other action (including without limitation the pursuit by Lessee of appropriate action against any off-site or third party source for contamination) necessary to remove, cleanup or remediate the Environmental Violation in accordance with all Environmental Laws.

         Any such undertaking shall be timely completed in accordance with prudent industry standards. If Lessee does not deliver a Termination Notice with respect to all Properties pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by a reputable environmental consultant acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Law. The Lessee shall also comply with its obligations regarding the delivery of environmental site assessments in connection with its exercising of the Sale Option (as set forth in Section 20.3) or its election of the Walk-Away Option (as set forth in Section 20.4).

         15.3     NOTICE OF ENVIRONMENTAL MATTERS.

         Promptly, but in any event within five (5) Business Days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Property or Properties. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with any Property. Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor.


                                   ARTICLE XVI

         16.1     TERMINATION UPON CERTAIN EVENTS.

         If Lessee has delivered, or is deemed to have delivered, written notice of a termination of this Lease with respect to one or more of the Properties to Lessor in the form described in Section 16.2(a) (a "Termination Notice") pursuant to the provisions of this Lease, then following the applicable Casualty, Condemnation or Environmental Violation, this Lease shall terminate with respect to all the Properties on the applicable Termination Date.

         16.2     PROCEDURES.

                  (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to all the Properties on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of Lessee to pay the Termination Value for all the Properties and purchase all the Properties on such Termination Date.

                  (b) On each Termination Date, Lessee shall pay to Lessor the Termination Value for all the Properties, and Lessor shall convey all the Properties to Lessee (or Lessee's designee), all in accordance with Section 20.2.

                                  ARTICLE XVII

         17.1     LEASE EVENTS OF DEFAULT.

         If any one (1) or more of the following events (each a "Lease Event of Default") shall occur:

                  (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within three (3) days after the same has become due and payable or (ii) any Termination Value or Maximum Amount, on the date any such payment is due and payable, or any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Termination Value or Maximum Amount, or (iii) any amount due on the Expiration Date on such date;

                  (b) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in Section 17.1(a)(ii)) which has become due and payable within five (5) days after receipt of notice that such payment is due to any Financing Party or within ten
         (10) Business Days after receipt of notice that such payment is due to any Person other than a Financing Party;

                  (c) Lessee shall fail to maintain insurance as required by Article XIV of this Lease or to deliver any requisite annual certificate with respect thereto within ten (10) days of the date such certificate is due under the terms hereof;

                  (d) (i) Lessee shall fail to observe or perform any term, covenant, obligation or condition of Lessee under this Lease or any other Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a), (b) or (c) hereof, and such failure shall continue for twenty (20) days after notice thereof to the Lessee; provided, solely with respect to Sections 8.3(d), 8.3(g), 8.3(j), 8.3(p), 8.3(u), 8.3A(a)(iv), 8.3A(a)(ix), 8.3A(d) or 8.3B(b) of the
         Participation Agreement or Sections 10.1(a), 10.1(c), 10.1(e), 15.1(e) or subsection (b) of Section 15.2 of this Lease, if any such failure is not capable of remedy within such twenty (20) day period but may be remedied with further diligence and if Lessee has and continues to diligently pursue such remedy, then Lessee shall be granted additional time to pursue such remedy but in no event more than an additional twenty (20) days beyond the expiration of the twenty (20) day period referenced immediately above, or (ii) any representation or warranty made by Lessee set forth in this Lease or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way when made;

                  (e) An Agency Agreement Event of Default shall have occurred and be continuing;

                  (f) Lessee or any of its Subsidiaries shall default (beyond applicable periods of grace and/or notice and cure) in the payment when due of any principal of or interest on any Indebtedness having an outstanding principal amount of at least $5,000,000; or any other event or condition shall occur which results in a default of any such Indebtedness or enables the holder of any such Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof;

                  (g) The liquidation or dissolution of Lessee, or the suspension of the business of Lessee, or the filing by Lessee of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of Lessee indicating its consent to, approval of or acquiescence in, any such petition or proceeding; the application by Lessee for, or the appointment by consent or acquiescence of Lessee of a receiver, a trustee or a custodian of Lessee for all or a substantial part of its property; the making by Lessee of any assignment for the benefit of creditors; the admission by Lessee in writing of its inability to pay its debts as they mature or Lessee is generally not paying its debts and other financial obligations as they become due and payable; or Lessee taking any corporate action to authorize any of the foregoing;

                  (h) The filing of an involuntary petition against Lessee in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States

         Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of Lessee for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of Lessee, and the continuance of any of such events for ninety (90) days undismissed or undischarged;

                  (i)      The adjudication of Lessee as bankrupt or insolvent;

                  (j) The entering of any order in any proceedings against Lessee or any Subsidiary decreeing the dissolution, divestiture or split-up of Lessee or any Subsidiary, and such order remains in effect for more than sixty (60) days;

                  (k) Any report, certificate, financial statement or other instrument delivered to Lessor by or on behalf of Lessee pursuant to the terms of this Lease or any other Operative Agreement is false or misleading in any material respect when made or delivered;

                  (l)      [RESERVED];

                  (m) A final judgment or judgments for the payment of money shall be rendered by a court or courts against Lessee or any of its Subsidiaries or any of their assets in excess of $15,000,000 in the aggregate, and (i) the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof, or (ii) Lessee or such Subsidiary shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, or (iii) such judgment or judgments shall not be discharged (or provisions shall not be made for such discharge) within thirty (30) days after a decision has been reached with respect to such appeal and the related stay has been lifted;

                  (n) Lessee or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $2,000,000 which it shall have become liable to pay to the PBGC or to a Pension Plan under Title IV of ERISA; or notice of intent to terminate a Pension Plan or Pension Plans having aggregate Unfunded Liabilities in excess of $2,000,000 shall be filed under Title IV of ERISA by Lessee or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Pension Plan or Pension Plans or a proceeding shall be instituted by a fiduciary of any such Pension Plan or Pension Plans against Lessee or any member of the Controlled Group to enforce Section 515 or 4219(c)(5) of ERISA; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Pension Plan or Pension Plans must be terminated;

                  (o) (i) As a result of one (1) or more transactions after the date of this Lease, any "person" or "group" of persons (x) which does not have a rating then assigned by Standard and Poor's Rating Services, a division of The McGraw Hill Companies, Inc., or any successors thereto of AA or better (for purposes of this Section 17.1(o), the "Required S&P Rating") or (y) which does have the Required S&P Rating but is determined by the Agent, in the exercise of its reasonable discretion, to be otherwise unacceptable: shall have (in the case of the foregoing subsections (x) or (y)) "beneficial ownership" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder) of fifty percent (50%) or more of the outstanding Voting Stock of Lessee; or (ii) without limiting the generality of the foregoing, during any period of twelve (12) consecutive months, commencing after the date of this Lease, individuals who at the beginning of such period of twelve (12) months were directors of Lessee shall cease for any reason to constitute a majority of the board of directors of Lessee, provided, that the relationships among the respective shareholders of Lessee on the Initial Closing Date shall not be deemed to constitute all or any combination of them as a "group" for purposes of clause (o)(i);

                  (p) Any Operative Agreement shall cease to be in full force and effect due to the actions or inactions of any Person other than a Financing Party; or

                  (q) the Lessee or any of its Subsidiaries shall have committed any material Environmental Violation;

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Article XVII and in Section 18.1, terminate this Lease by giving Lessee five (5) days notice of such termination; provided, notwithstanding the foregoing, this Lease shall be deemed to be automatically terminated without the giving of notice upon the occurrence of a Lease Event of Default under Sections 17.1(g), (h), (i) or (j), and this Lease shall terminate, and all rights of Lessee under this Lease shall cease. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor or any other Financing Party, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

         A POWER OF SALE HAS BEEN GRANTED IN THIS LEASE. A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTIES AND SELL THE PROPERTIES WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON THE OCCURRENCE OF A LEASE EVENT OF DEFAULT.

         17.2     SURRENDER OF POSSESSION.

         If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Properties. Lessor may enter upon and repossess the Properties by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Properties. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return the Properties promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of, Section 22.1(c) hereof.

         17.3     RELETTING.

         If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet any or all of the Properties, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet any Property or for any failure to collect any rent due upon such reletting.

         17.4     DAMAGES.

         Neither (a) the termination of this Lease as to all or any of the Properties pursuant to Section 17.1; (b) the repossession of all or any of the Properties; nor (c) the failure of Lessor to relet all or any of the Properties, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including without limitation the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to
Section 17.1 and until the end of the Term hereof or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of any

Property or any portion thereof; provided, that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in
Section 17.6. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, any Holder's, the Agent's and any Lender's reasonable expenses in connection therewith, including without limitation repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.4, such amounts shall be regarded as amounts paid on account of Rent. Lessee specifically acknowledges and agrees that its obligations under this Section 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

         17.5     POWER OF SALE.

         Without limiting any other remedies set forth in this Lease, Lessor and Lessee agree that Lessee has granted, pursuant to Section 7.1(b) hereof and each Lease Supplement, a Lien against the Properties WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor (acting through Lea Stromire Johnson, a resident of Mecklenburg County, North Carolina, as trustee) shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Properties. Lessor is authorized and permitted to accomplish a foreclosure sale by following the procedures permitted or required by Section
51.002 of the Texas Property Code, as same may be amended from time to time. Lessor may also appoint in writing at any time a substitute trustee, succeeding to all rights and interests of the aforementioned Lea Stromire Johnson, as trustee.

         17.6     FINAL LIQUIDATED DAMAGES.

         If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 11 of the Participation Agreement (which, if requested, shall be paid concurrently), and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the Termination Value. Upon payment of the amount specified pursuant to the first sentence of this Section 17.6, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon Lessor's election, in either case at Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the Properties, Improvements, Fixtures, Modifications, Equipment and all components thereof, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease (including without limitation the release of any memoranda of Lease and/or the Lease Supplement recorded in connection therewith) and any Lessor Liens. The Properties shall be conveyed to Lessee "AS-IS, WHERE-IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, Lessee shall not be entitled to receive an assignment of Lessor's interest in the Properties, the Improvements, Fixtures, Modifications, Equipment or the components thereof unless Lessee shall have paid in full the Termination Value. Lessee specifically acknowledges and agrees that its obligations under this Section 17.6 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

         17.7     ENVIRONMENTAL COSTS.

         If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall pay directly to any third party (or at Lessor's election, reimburse Lessor) for the cost of any environmental testing and/or remediation work undertaken respecting any Property, as such testing or work is deemed appropriate in the reasonable judgment of Lessor, and shall indemnify and hold harmless Lessor and each other Indemnified Person therefrom. Lessee shall pay all amounts referenced in the immediately preceding sentence within ten (10) days of any request by Lessor for such payment. The provisions of this Section
17.7 shall not limit the obligations of Lessee under any Operative Agreement regarding indemnification obligations, environmental testing, remediation and/or work.

         17.8     WAIVER OF CERTAIN RIGHTS.

         If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by Law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and
(d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

         17.9     ASSIGNMENT OF RIGHTS UNDER CONTRACTS.

         If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over (to the fullest extent assignable) to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties (including without limitation all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties or any of them.

         17.10    REMEDIES CUMULATIVE.

         The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including without limitation any mortgage foreclosure remedies.

         17.11    LESSEE'S RIGHT TO CURE BY PURCHASE OF ALL PROPERTIES.

         Notwithstanding anything in this Lease or in any of the other Operative Agreements to the contrary, upon the occurrence and continuation of a Lease Event of Default, Lessee may, but shall not be obligated to, cure such Lease Event of Default by purchasing all the Properties for an amount equal to the Termination Value, such purchase to be consummated as provided in Sections 19.1,
20.1 and 20.2 (provided, that to the extent a monetary Lease Default exists and is continuing (whether or not related to any Property) such monetary Lease Default shall also be cured (concurrently with and in addition to the purchase of all the Properties) by the payment of the outstanding amounts giving rise to such monetary Lease Default). In order to cure such Lease Event of Default, Lessee must provide (within three (3) Business Days after notice of the occurrence of such Lease Event of Default from the Agent or Lessor) the Agent and Lessor with written notice of the intent of Lessee to effect such a cure. Thereafter, the purchase of all Properties and payment of other amounts (if any) shall occur on a Business Day specified by the Agent (upon direction from the Agent) or Lessor to Lessee that is not earlier than fifteen (15) days nor later than sixty (60) days after the delivery of the above-referenced notice to Lessee.


                                  ARTICLE XVIII

         18.1     LESSOR'S RIGHT TO CURE LESSEE'S LEASE DEFAULTS.

         Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including without limitation the failure by Lessee to maintain the insurance required by
Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon any Property, and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any lessee. All out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.

                                   ARTICLE XIX

         19.1     PROVISIONS RELATING TO LESSEE'S EXERCISE OF ITS PURCHASE
                  OPTION.

         Subject to Section 19.2, in connection with any termination of this Lease with respect to all the Properties pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to all the Properties, and upon tender by Lessee of the amounts set forth in Sections 16.2(b) or 20.2, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment (by special warranty deed, bill of sale and/or other appropriate instruments) of Lessor's entire interest in all the Properties together with an assignment of any rights of Lessor under the Earnest Money Contract for the purchase of all the Properties from The Woodlands Land Development Company, L.P., pursuant to which Lessor first acquired the Properties in each case in recordable form and otherwise in conformity with local custom and free and clear of this Lease and any Lessor Liens attributable to Lessor but without any other warranties (of title or otherwise) from Lessor. Such Property shall be conveyed to Lessee "AS-IS, "WHERE-IS" and in then present physical condition. Additionally, Lessor shall cause all Mortgage Instruments and other Security Documents executed in connection herewith (with respect to all the Properties) to be released.

         19.2 NO PURCHASE OR TERMINATION WITH RESPECT TO LESS THAN ALL OF A PROPERTY.

         Lessee shall not be entitled to exercise its Purchase Option or the Sale Option separately with respect to a portion of any Property consisting of Land, Equipment, Improvements and/or any interest pursuant to a Ground Lease but shall be required to exercise its Purchase Option or the Sale Option with respect to an entire Property.


                                   ARTICLE XX

         20.1 PURCHASE OPTION, SALE OPTION OR WALK-AWAY OPTION - GENERAL PROVISIONS.

         Not less than one hundred twenty (120) days and no more than one hundred eighty (180) days prior to the Expiration Date or (respecting the Purchase Option only) not less than thirty (30) days nor more than one hundred eighty (180) days prior to any Purchase Option Date, Lessee may give Lessor irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either (a) the option to purchase all, but not less than all, the Properties on the Purchase Option Date specified in the Election Notice or cause its nominee to complete such purchase (the "Purchase Option"), (b) with respect to an Election Notice given in connection with the Expiration Date only, the option to remarket all, but not less than all, the Properties to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such Properties to occur on the Expiration Date pursuant to the terms of Section 22.1 (the "Sale Option") or (c) with respect to an Election Notice given in connection with the Expiration Date only, the option to pay the Maximum Residual Guarantee Amount on the Expiration Date and surrender, or cause to be surrendered, all, but not less than all, of the Properties in accordance with the terms and conditions of
Section 10.1(g) (the "Walk-Away Option"). If Lessee does not give an Election Notice indicating the Purchase Option, the Sale Option or the Walk-Away Option at least one hundred twenty (120) days and not more than one hundred eighty
(180) days prior to the Expiration Date, then, unless such Expiration Date is the final Expiration Date to which the Term may be extended, the Lessee shall be deemed to have requested an extension of the Term in accordance with Section 2.2 hereof; if such Expiration Date is the final Expiration Date, then Lessee shall be deemed to have elected the Purchase Option. If Lessee shall either (i) elect (or be deemed to have elected) to exercise the Purchase Option, (ii) elect the Sale Option and fail to cause all, but not less than all, the Properties to be sold in accordance with the terms of Section 22.1 on the Expiration Date or
(iii) elect the Walk-Away Option and fail to either pay the Maximum Residual Guarantee Amount on the Expiration Date or to surrender, or cause to be surrendered, each of the Properties in accordance with the terms and conditions of Section 10.1(g) on the Expiration Date, then in any such case Lessee shall pay to Lessor on the date on which such purchase or sale is scheduled to occur an amount equal to the Termination Value for all, but not less than all, the Properties (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to all, but not less than all, the Properties in accordance with Sections 19.1 and 20.2.

         20.2     LESSEE PURCHASE OPTION.

         Provided, that the Election Notice has been appropriately given specifying the Purchase Option, Lessee shall or shall cause its nominee to purchase all the Properties on the specified Purchase Option Date at a price equal to the Termination Value for all the Properties (which the parties do not intend to be a "bargain" purchase price).

         Subject to Section 19.2, in connection with any termination of this Lease with respect to all the Properties pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to all of the Properties, and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to Lessee, at Lessee's cost and expense, each of the following together with the items set forth in Section 19.1: (a) a termination or assignment (as requested by the Lessee) of each applicable Ground Lease and a Deed conveying each Property (to the extent it is real property not subject to a Ground Lease) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens (but without any other representation as to title or any other matter); (b) a Bill of Sale conveying each Property (to the extent it is personal property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable Deed and/or the applicable Ground Lease termination; (d) Foreign Investment in Real Property Tax Act (FIRPTA) affidavits; and (e) closing or settlement statements and other such documents as may be reasonably required by any title company closing such transaction (but, except for the representations and warranties referenced in the foregoing clauses (a) and (b) of this Section 20.2, without any other representations or warranties as to title or any other matter). All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. Each Property shall be conveyed to Lessee "AS-IS, WHERE-IS" and in then present physical condition.

         If any Property is the subject of remediation efforts respecting Hazardous Substances at the Expiration Date which could materially and adversely impact the Fair Market Sales Value of such Property (with materiality determined in Lessor's discretion), then Lessee shall be obligated to purchase each such Property pursuant to Section 20.2.

         On the Expiration Date and/or any Purchase Option Date on which Lessee has elected to exercise its Purchase Option, Lessee shall pay (or cause to be paid) to Lessor, the Agent and all other parties, as appropriate, the sum of all costs and expenses incurred by any such party in connection with the election by Lessee to exercise its Purchase Option and all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement.

         20.3     THIRD PARTY SALE OPTION.

                  (a) Provided, that (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Sale Option, Lessee shall undertake to cause a sale of the Properties on the Expiration Date (all as specified in the Election Notice) in accordance with the provisions of Section 22.1 hereof.

                  (b) In the event Lessee exercises the Sale Option then, as soon as practicable and in all events not less than sixty (60) days and not more than one hundred eighty (180) days prior to the date of delivery, Lessee shall cause to be delivered to Lessor a Phase I environmental site assessment for each of the Properties recently prepared (no more than thirty (30) days old prior to the date of delivery) by an independent recognized professional reasonably acceptable to Lessor and in form, scope and content reasonably satisfactory to Lessor. Lessor (at the direction of the Agent) shall elect whether the costs incurred respecting the above-referenced Phase I environmental site assessment shall be paid by either (i) sales proceeds from the Properties, (ii) Lessor (but only the extent amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in the Available Commitments and the Available Holder Commitments to fund such costs) or (iii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to the foregoing shall be added to the Property Cost of each applicable Property; provided, further, amounts funded by Lessee with respect to the foregoing shall be a part of (and limited by) the

         Maximum Residual Guarantee Amount. In the event that Lessor shall not have received such environmental site assessment (or, if remediation has been undertaken to address any Environmental Violation or potential Environmental Violation, an addition environmental site assessment prepared on the same basis as referenced above in this paragraph) by the date sixty (60) days prior to the Expiration Date or in the event that such environmental site assessment (or, if remediation has been undertaken to address any Environmental Violation or potential Environmental Violation, an addition environmental site assessment prepared on the same basis as referenced above in this paragraph) shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case by Lessor in its reasonable discretion), then Lessee on the Expiration Date shall pay to Lessor an amount equal to the Termination Value for all the Properties and any and all other amounts due and owing hereunder. Upon receipt of such payment and all other amounts due under the Operative Agreements, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to all the Properties in accordance with Sections 19.1 and 20.2.

         20.4     WALK-AWAY OPTION.

                  (a) Provided, that (i) no Lease Default or Lease Event of Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Walk-Away Option, Lessee shall pay the Maximum Residual Guarantee Amount and all other amounts then due and owing by Lessee pursuant to the operative Agreements on the Expiration Date and surrender, or cause to be surrendered, each of the Properties in accordance with the terms of
         Section 10.1(g).

                  (b) In the event Lessee exercises the Walk-Away Option then, as soon as practicable and in all events not less than sixty (60) days and not more than one hundred eighty (180) days prior to the Expiration Date, Lessee shall cause to be delivered to Lessor a Phase I environmental site assessment for each of the Properties recently prepared (no more than one hundred eighty (180) days prior to the Expiration Date) by an independent recognized professional reasonably acceptable to Lessor and in form, scope and content reasonably satisfactory to Lessor. Lessor (at the direction of the Agent) shall elect whether the costs incurred respecting the above-referenced Phase I environmental site assessment shall be paid by either (i) sales proceeds from the Properties (to the extent a sale has been arranged at such time), (ii) Lessor (but only to the extent the Majority Secured Parties elect to fund such costs) or (iii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to the foregoing shall be added to the Property Cost of each applicable Property; provided, further, amounts funded by Lessee with respect to the foregoing shall be a part of (and limited by) the Maximum Residual Guarantee Amount. In the event that Lessor shall not have received such environmental site assessment (or, if remediation has been undertaken to address any Environmental Violation or potential Environmental Violation, an additional environmental site assessment prepared on the same basis as referenced above in this paragraph) by the date sixty
         (60) days prior to the Expiration Date or in the event that such environmental site assessment (or, if remediation has been undertaken to address any Environmental Violation or potential Environmental Violation, an additional environmental site assessment prepared on the same basis as referenced above in this paragraph) shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case by Lessor in its reasonable discretion), then Lessee on the Expiration Date shall pay to Lessor an amount equal to the Termination Value for all the Properties and any and all other amounts due and owing hereunder. Upon receipt of such payment and all other amounts due under the Operative Agreements, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to all Properties in accordance with Sections 19.1 and 20.2.


                                   ARTICLE XXI

         21.1     [INTENTIONALLY OMITTED].

                                  ARTICLE XXII

         22.1     SALE PROCEDURE.

                  (a) Nothing in this Article XXII shall adversely affect Lessee's rights with respect to the Walk-Away Option to the extent exercised in accordance with Section 20.4. During the Marketing Period, Lessee, on behalf of Lessor, shall obtain bids for the cash purchase of all the Properties in connection with a sale to one (1) or more third party purchasers to be consummated on the Expiration Date or such earlier date as is acceptable to the Agent and the Lessee (the "Sale Date") for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for each such Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. All such prospective purchasers must be Persons other than Lessee or any Affiliate of Lessee. On the Sale Date, Lessee shall pay (or cause to be paid) to Lessor and all other parties, as appropriate, all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement and Lessor (at the direction of the Agent) shall elect whether the costs and expenses incurred by Lessor and/or the Agent respecting the sale of one or more Properties shall be paid by either
         (i) sales proceeds from the Properties, (ii) Lessor (but only the extent amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in the Available Commitments and the Available Holder Commitments to fund such costs and expenses) or (iii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to such costs and expenses shall be added to the Property Cost of each applicable Property; provided, further, amounts funded by Lessee with respect to such costs and expenses shall be a part of (and limited by) the Maximum Residual Guarantee Amount.

                  Lessor may reject any and all bids and may solicit and obtain bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject the bids submitted by Lessee if such bids, in the aggregate, are greater than or equal to the sum of the Limited Recourse Amount for all the Properties, and represent bona fide offers from one (1) or more third party purchasers. If the highest price which a prospective purchaser or the prospective purchasers shall have offered to pay for all the Properties on the Sale Date is less than the sum of the Limited Recourse Amount for all the Properties or if such bids do not represent bona fide offers from one or more third parties or if there are no bids, Lessor may elect to retain all the Properties by giving Lessee prior written notice of Lessor's election to retain the same, and promptly upon receipt of such notice, Lessee shall surrender, or cause to be surrendered, all the Properties in accordance with the terms and conditions of Section 10.1(g). Upon acceptance of any bid, Lessor agrees, at Lessee's request and expense, to execute a contract of sale with respect to such sale, so long as the same is consistent with the terms of this Article 22 and provides by its terms that it is nonrecourse to Lessor.

                  Unless Lessor shall have elected to retain all the Properties pursuant to the provisions of the preceding paragraph, Lessee shall arrange for Lessor to sell all the Properties free and clear of the Lien of this Lease, any Lessor Liens attributable to Lessor and the Lien of the Credit Documents, but without any other representation or warranty (of title or otherwise), for cash on the Sale Date to the purchaser or purchasers offering the highest cash sales price, as identified by Lessee or Lessor, as the case may be; provided, however, solely as to Lessor or the Trust Company, in its individual capacity, any Lessor Lien shall not constitute a Lessor Lien so long as Lessor or the Trust Company, in its individual capacity, is diligently and in good faith contesting, at the cost and expense of Lessor or the Trust Company, in its individual capacity, such Lessor Lien by appropriate proceedings in which event the applicable Sale Date, all without penalty or cost to Lessee, shall be delayed for the period of such contest (but in no event shall such delay be in excess of sixty (60) days). To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser each of the following: (a) a Deed conveying each Property (to the extent it is real property titled to Lessor) and an assignment of the Ground Lease conveying the leasehold interest of Lessor in each Property (to the extent it is real property and subject to a Ground Lease) to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens (but without any other representation or warranty of title or otherwise);
         (b) a Bill of Sale conveying each Property (to the extent it is personal property) titled to Lessor to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens (but without any other representation or warranty of title or otherwise); (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record each Deed and/or each Ground Lease assignment; (d) FIRPTA affidavits, as appropriate; and (e) closing or settlement statements and other such documents as may be reasonably required by any title company closing such transaction (but, except for the representations and warranties referenced in clauses (a) and (b) of
         Section 20.2, without any other representations or warranties as to title or any other matter). All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. Lessee shall surrender the Properties so sold or subject to such documents to each purchaser in the condition specified in Section 10.1(g), or in such other condition as may be agreed between Lessee and such purchaser. Lessee shall not take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for any Property. If each of the Properties is not either (i) sold on the Sale Date in accordance with the terms of this Section 22.1, or (ii) retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the second sentence of the second paragraph of this Section 22.1(a), then (x) Lessee shall be obligated to pay Lessor on the Sale Date an amount equal to the aggregate Termination Value for all the Properties less any sales proceeds received by the Lessor, and (y) Lessor shall transfer each applicable Property to Lessee in accordance with Sections 19.1 and 20.2.

                  (b) If the Properties are sold on a Sale Date to one (1) or more third party purchasers in accordance with the terms of Section 22.1(a) and the aggregate purchase price paid for all the Properties is less than the sum of the aggregate Property Cost for all the Properties (hereinafter such difference shall be referred to as the "Deficiency Balance"), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Rent and all other amounts then due and owing pursuant to the Operative Agreements and the lesser of (i) the Deficiency Balance, or (ii) the Maximum Residual Guarantee Amount for all the Properties. On a Sale Date if (x) Lessor receives the aggregate Termination Value for all the Properties from one (1) or more third party purchasers, (y) Lessor and such other parties receive all other amounts specified in the last sentence of the first paragraph of
         Section 22.1(a) and (z) the aggregate purchase price paid for all the Properties on such date exceeds the sum of the aggregate Property Cost for all the Properties, then Lessee may retain such excess. If one or more of the Properties are retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the provisions of
         Section 22.1(a), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Rent and all other amounts then due and owing pursuant to the Operative Agreements and an amount equal to the Maximum Residual Guarantee Amount for the Properties so retained. Any payment of the foregoing amounts described in this Section 22.1(b) shall be made together with a payment of all other amounts referenced in the last sentence of the first paragraph of Section 22.1(a).

                  (c) In the event that all the Properties are either sold to one (1) or more third party purchasers on the Sale Date or retained by Lessor in connection with an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then in either case on the applicable Sale Date Lessee shall provide Lessor or such third party purchaser (unless otherwise agreed by such third party purchaser) with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use, operate, repair, access and maintain each such Property for the purpose it is being used by Lessee, and (ii) such manuals, permits, easements, licenses, intellectual property, know-how, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, operation, repair, access to or maintenance of each such Property for its intended purpose or otherwise as Lessor or such third party purchaser(s) shall reasonably request (and a royalty-free license or similar agreement to effectuate the foregoing on terms reasonably agreeable to Lessor or such third party purchaser(s), as applicable) but excluding trade secrets or other technical information relating to Lessee's business activities. All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to Lessor or such third party purchaser(s), as applicable, and shall be fully assignable (including without limitation both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge. Lessee shall also execute any documentation requested by Lessor or such third party purchaser(s), as applicable, evidencing the continuation or assignment of each Ground Lease.

         22.2     APPLICATION OF PROCEEDS OF SALE.

         In the event Lessee receives any proceeds of sale of any Property, such proceeds shall be deemed to have been received in trust on behalf of Lessor and Lessee shall promptly remit such proceeds to Lessor. Lessor shall apply the proceeds of sale of any Property in the following order of priority:

                  (a) FIRST, to pay or to reimburse Lessor (and/or the Agent, as the case may be) for the payment of all reasonable costs and expenses incurred by Lessor (and/or the Agent, as the case may be) in connection with the sale (to the extent Lessee has not satisfied its obligation to pay such costs and expenses);

                  (b) SECOND, so long as the Credit Agreement is in effect and any Loans or Holder Advances or any amount is owing to the Financing Parties under any Operative Agreement, to the Agent to be applied pursuant to intercreditor provisions among Lessor, the Lenders and the Holders contained in the Operative Agreements; and

                  (c)      THIRD, to Lessee.

         22.3     INDEMNITY FOR EXCESSIVE WEAR.

         If the proceeds of the sale described in Section 22.1 with respect to the Properties shall be less than the Limited Recourse Amount with respect to the Properties, and at the time of such sale it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Properties shall have been impaired by greater than expected wear and tear during the term of the Lease, Lessee shall pay to Lessor within ten
(10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Sale Proceeds Shortfall, whichever amount is less.

         22.4     APPRAISAL PROCEDURE.

         For determining the Fair Market Sales Value of the Properties or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure under the applicable section of the Lease, and if they cannot agree within ten (10) days, then two (2) qualified appraisers, one (1) chosen by Lessee and one (1) chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two (2) appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two (2) appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three (3) appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two (2) shall be discarded and such average shall be binding on Lessor and Lessee; provided, that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of the appraiser appointed by Lessee shall be paid by Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor (such fees and expenses not being indemnified pursuant to Section 11 of the Participation Agreement); and the fees and expenses of the third appraiser shall be divided equally between Lessee and Lessor.

         22.5      CERTAIN OBLIGATIONS CONTINUE.

         During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Properties (including without limitation the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the lesser of the Deficiency Balance and the Maximum Residual Guarantee Amount, the amount due under Section 22.3, if any, and all other amounts due to Lessor or any other Person with respect to all Properties or any Operative Agreement. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.


                                  ARTICLE XXIII

         23.1     HOLDING OVER.

         If Lessee shall for any reason remain in possession of a Property after the expiration or earlier termination of this Lease as to such Property (unless such Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such Property and Lessee shall, subject to Section 30.14 hereof, continue to pay Basic Rent at one hundred ten percent (110%) of the last payment of Basic Rent due with respect to such Property prior to such expiration or earlier termination of this Lease. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional amount of Basic Rent shall be applied by Lessor ratably to the Lenders and the Holders based on their relative amounts of the then outstanding aggregate Property Cost for all Properties. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of such Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Property and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such Property or exercising any other remedy available to Lessor at law or in equity.


                                  ARTICLE XXIV

         24.1     RISK OF LOSS.

         During the Term, unless Lessee shall not have been in occupancy of any Property in question, the risk of loss or decrease in the enjoyment and beneficial use of such Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.


                                   ARTICLE XXV

         25.1     ASSIGNMENT.

                  (a) Subject to Section 25.1(b), Lessee may assign its Purchase Option and its rights under Section 17.11 to any Person without the consent of the Agent, the Lenders, the Holders or Lessor. Except as described in the preceding sentence, Lessee may not otherwise assign this Lease or any of its rights or obligations hereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and Lessor, which consent shall be in the sole discretion of the Agent, the Lenders, the Holders and Lessor.

                  (b)      No assignment by Lessee (referenced in this Section
         25.1 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under the Operative Agreements as to any rights or obligations assigned by Lessee or regarding any Property in which rights or obligations have been assigned or otherwise transferred.

         25.2     SUBLEASES.

                  (a) Promptly, but in any event within five (5) Business Days, following the execution and delivery of any sublease permitted by this Article XXV, Lessee shall notify Lessor of the execution of such sublease. As of the date of each Lease Supplement, Lessee shall lease the respective Property described in such Lease Supplement from Lessor, and any existing tenant respecting such Property shall automatically be deemed to be a subtenant of Lessee and not a tenant of Lessor.

                  (b) Without the prior written consent of the Agent, any Lender, any Holder or Lessor, but subject to the other provisions of this Section 25.2, Lessee may sublet any Property or portion thereof to any Person provided that any subleasing (i) shall be done on market terms and (ii) shall in no way diminish the fair market value or useful life of any applicable Property.

                  (c) No sublease (referenced in this Section 25.2 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to such Property, or portion thereof, so sublet. During the Basic Term, the term of any such sublease shall not extend beyond the Basic Term. During any Renewal Term, the term of any such sublease shall not extend beyond such Renewal Term. Each sublease shall be expressly subject and subordinate to this Lease.


                                  ARTICLE XXVI

         26.1     NO WAIVER.

         No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.


                                  ARTICLE XXVII

         27.1     ACCEPTANCE OF SURRENDER.

         No surrender to Lessor of this Lease or of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

         27.2     NO MERGER OF TITLE.

         There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) any right, title or interest in any Property, (c) any Notes, or (d) a beneficial interest in Lessor.


                                 ARTICLE XXVIII

         28.1     [INTENTIONALLY OMITTED].

                                  ARTICLE XXIX

         29.1     NOTICES.

         All notices required or permitted to be given under this Lease shall be in writing and delivered as provided in the Participation Agreement.


                                   ARTICLE XXX

         30.1     MISCELLANEOUS.

         Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease and such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

         30.2     AMENDMENTS AND MODIFICATIONS.

         Neither this Lease nor any Lease Supplement may be amended, waived, discharged or terminated except in accordance with the provisions of Section
12.4 of the Participation Agreement.

         30.3     SUCCESSORS AND ASSIGNS.

         All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         30.4     HEADINGS AND TABLE OF CONTENTS.

         The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         30.5     COUNTERPARTS.

         This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one (1) and the same instrument.

         30.6     GOVERNING LAW.

         THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF REMEDIES WITH RESPECT TO ONE OR MORE LEASE EVENTS OF DEFAULT, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT ANY LIEN CREATED HEREBY AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         30.7     CALCULATION OF RENT.

         All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of three hundred sixty (360) days or, to the extent such Rent is based on the Prime Lending Rate, three hundred sixty-five (365) (or three hundred sixty-six (366), as applicable) days.

         30.8     MEMORANDA OF LEASE AND LEASE SUPPLEMENTS.

         This Lease shall not be recorded; provided, Lessor and Lessee shall promptly record (a) a memorandum of this Lease and the applicable Lease Supplement (in substantially the form of Exhibit B attached hereto) or a short form lease (in form and substance reasonably satisfactory to Lessor) regarding each Property promptly after the acquisition thereof in the local filing office with respect thereto and as required under applicable law to sufficiently evidence this Lease and any such Lease Supplement in the applicable real estate filing records. Lessor (at the direction of the Agent) shall elect whether the costs and expenses incurred by Lessor and/or the Agent respecting the recordation of the above-referenced items shall be paid by either (i) Lessor (but only the extent amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in the Available Commitments and the Available Holder Commitments to fund such costs and expenses) or (ii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to such costs and expenses shall be added to the Property Cost of each applicable Property; provided, further, amounts funded by Lessee with respect to such costs and expenses shall be a part of (and limited by) the Maximum Residual Guarantee Amount.

         30.9     ALLOCATIONS BETWEEN THE LENDERS AND THE HOLDERS.

         Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Properties and any and all other Rent and other amounts received hereunder shall be subject to the inter-creditor provisions between the Lenders and the Holders contained in the Operative Agreements (or as otherwise agreed among the Lenders and the Holders from time to time).

         30.10    LIMITATIONS ON RECOURSE.

         Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's estate and interest in the Properties (and in no circumstance to the Agent, the Lenders, the Holders or otherwise to Lessor) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Properties or any other liability of Lessor to Lessee. Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2 or the provisions of Section 12.9 of the Participation Agreement.

         30.11    WAIVERS OF JURY TRIAL.

         EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE AND FOR ANY COUNTERCLAIM THEREIN.

         30.12    EXERCISE OF LESSOR RIGHTS.

         Lessee hereby acknowledges and agrees that the rights and powers of Lessor under this Lease have been assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements. Lessor and Lessee hereby acknowledge and agree that (a) the Agent shall, in its discretion, direct and/or act on behalf of Lessor pursuant to the provisions of Sections 8.2(h) and
8.6 of the Participation Agreement, (b) all notices to be given to Lessor shall be given to the Agent and (c) all notices to be given by Lessor may be given by the Agent, at its election.

         30.13    SUBMISSION TO JURISDICTION; VENUE.

         THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

         30.14    USURY SAVINGS PROVISION.

                  (a) IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS SECTION 30.14 SHALL APPLY. ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF LESSOR SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND LESSOR DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO LESSOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

                  (b) AS STATED ABOVE, IT IS THE INTENTION OF THE PARTIES HERETO TO COMPLY STRICTLY WITH ALL APPLICABLE USURY LAWS. IN FURTHERANCE OF THE FOREGOING, IF, CONTRARY TO THE INTENTION OF THE PARTIES HERETO, ANY MATTERS (OTHER THAN THOSE RELATING TO THE CREATION OF THE LEASEHOLD ESTATES UNDER THIS LEASE AND THE EXERCISE OF REMEDIES WITH RESPECT TO ONE OR MORE LEASE EVENTS OF DEFAULT), INCLUDING THE PAYMENT OF ANY RENT (REGARDLESS OF HOW CHARACTERIZED) OR ANY OTHER AMOUNT PURSUANT TO THIS LEASE OR ANY OF THE

         OTHER OPERATIVE AGREEMENTS IS DETERMINED TO BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS OR IF THIS LEASE, ALONE OR IN COMBINATION WITH THE OTHER OPERATIVE AGREEMENTS, IS DETERMINED TO CONSTITUTE NOT A LEASE BUT A FINANCING GOVERNED BY THE LAWS OF THE STATE OF TEXAS SECURED BY THE PROPERTY THEN, AND IN ANY SUCH EVENT, EACH OF THE PARTIES HERETO AGREES THAT IT IS ITS INTENTION TO COMPLY WITH ALL USURY LAWS APPLICABLE TO IT REGARDING THE CONTRACTING FOR, AND THE TAKING, RESERVING, CHARGING, COLLECTION, PAYMENT AND RECEIPT OF, INTEREST (WHICH, FOR PURPOSES OF THIS SECTION 30.14, SHALL BE DEEMED TO INCLUDE ANY COMPENSATION RECEIVED BY LESSOR FOR THE USE, FORBEARANCE OR DETENTION OF MONEY (AS SUCH TERMS ARE USED IN THE TEXAS FINANCE CODE) UNDER OR IN CONNECTION WITH THIS LEASE AND THE OTHER OPERATIVE AGREEMENTS), WHETHER SUCH LAWS ARE NOW OR HEREAFTER IN EFFECT AND WHETHER SUCH LAWS ARE THOSE OF THE UNITED STATES, OR OF THE STATE OF TEXAS OR ANY OTHER APPLICABLE JURISDICTION. IN THIS CONNECTION, INSOFAR AS TEXAS LAW IS ULTIMATELY DETERMINATIVE OF THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW, SAME SHALL BE COMPUTED ON THE BASIS OF THE "WEEKLY CEILING" FROM TIME TO TIME IN EFFECT REFERRED TO IN SECTIONS 303.002,
         303.003 AND 303.009 OF THE TEXAS FINANCE CODE; PROVIDED, HOWEVER, THAT TO THE FULLEST EXTENT PERMITTED BY THE TEXAS FINANCE CODE LESSOR RESERVES THE RIGHT TO CHANGE FROM TIME TO TIME THE CEILING ON WHICH THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW IS BASED UNDER SUCH TEXAS LAWS BY GIVING WRITTEN NOTICE THEREOF TO THE LESSEE IN THE MANNER AND TO THE EXTENT REQUIRED BY SUCH TEXAS LAWS.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                                    FIRST SECURITY BANK,
                                    NATIONAL ASSOCIATION, as
                                    Owner Trustee under the
                                    Lexi Trust 2000-1, as
                                    Lessor


                                    By:    /s/ C. Scott Nielsen
                                           ------------------------------------
                                    Name:      C. Scott Nielsen
                                           ------------------------------------
                                    Title:     Vice President
                                           ------------------------------------



                                    LEXICON GENETICS INCORPORATED, as Lessee


                                    By:    /s/ Julia P. Gregory
                                           ------------------------------------
                                    Name:      Julia P. Gregory
                                           ------------------------------------
                                    Title:     EVP & CFO
                                           ------------------------------------


Receipt of this original counterpart of the foregoing
Lease is hereby acknowledged as the date hereof

BANK OF AMERICA, N.A.,
as the Agent


By:    /s/ Wade Morgan
       ------------------------------------
Name:      Wade Morgan
       ------------------------------------
Title:     Vice President
       ------------------------------------

                                                          EXHIBIT A TO THE LEASE


                            LEASE SUPPLEMENT NO. ___

         THIS LEASE SUPPLEMENT NO. ___ (this "Lease Supplement") dated as of _____________, 200___ between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Owner Trustee under the Lexi Trust 2000-1, as lessor (the "Lessor"), and LEXICON GENETICS INCORPORATED, a Delaware corporation, as lessee (the "Lessee").

         WHEREAS, Lessor is the owner or will be the owner of the Property described on Schedule 1 hereto (the "Leased Property") and wishes to lease the same to Lessee;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; RULES OF USAGE. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of October 19, 2000, among Lessee, Lessor, not individually, except as expressly stated therein, but solely as the Owner Trustee under the Lexi Trust 2000-1, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and Bank of America, N.A., as the Agent for the Lenders and respecting the Security Documents, as the Agent for the Secured Parties, as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time.

         SECTION 2. THE PROPERTIES. Attached hereto as Schedule 1 is the description of the Leased Property, with an Equipment Schedule attached hereto as Schedule 1-A, an Improvement Schedule attached hereto as Schedule 1-B and [A LEGAL DESCRIPTION OF THE LAND / A COPY OF THE GROUND LEASE] attached hereto as
Schedule 1-C. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the Leased Property shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Equipment funded under the Operative Agreements and any and all additional Improvements made to the Land shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement.

         This Lease Supplement together with the provisions of the Lease shall constitute a mortgage, deed of trust, security agreement and financing statement under the laws of the state in which the Leased Property is situated. The maturity date of the obligations secured hereby shall be October 19, 2006 unless extended to not later than October 19, 2013. Lessee hereby ratifies the provisions of Section 7.1(b) and 17.5 of the Lease and grants liens and security interests in the Leased Property in accordance with such provisions.

         For purposes of provisions of the Lease and this Lease Supplement related to the creation and enforcement of the Lease and this Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are set forth on the signature pages hereto. A carbon, photographic or other reproduction of the Lease and this Lease Supplement or of any financing statement related to the Lease and this Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

         SECTION 3. USE OF PROPERTY. At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided, that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

         SECTION 4. RATIFICATION; INCORPORATION BY REFERENCE. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

         SECTION 5. ORIGINAL LEASE SUPPLEMENT. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF REMEDIES WITH RESPECT TO ONE OR MORE LEASE EVENTS OF DEFAULT, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THE LEASE AS MODIFIED BY THIS LEASE SUPPLEMENT IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT ANY LIEN CREATED HEREBY AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         SECTION 7. MORTGAGE; POWER OF SALE. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee hereby grants a Lien against the Leased Property WITH POWER OF SALE, and that, upon the occurrence of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Leased Property.

         SECTION 8. COUNTERPART EXECUTION. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

         For purposes of the provisions of this Lease Supplement concerning this Lease Supplement constituting a security agreement and fixture filing, the addresses of the debtor (Lessee herein) and the secured party (Lessor herein), from whom information may be obtained about this Lease Supplement, are as set forth on the signature pages hereto.


         [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                    FIRST SECURITY BANK,
                                    NATIONAL ASSOCIATION, as
                                    Owner Trustee under the
                                    Lexi Trust 2000-1, as
                                    Lessor


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    First Security Bank, National Association
                                    79 South Main Street
                                    Salt Lake City, Utah 84111
                                    Attn:    Val T. Orton
                                             Vice President

                                    LEXICON GENETICS INCORPORATED, as Lessee


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    4000 Research Forest Drive
                                    The Woodlands, Texas 77381
                                    Attn:  John M. Dodson

Receipt of this original counterpart
of the foregoing Lease Supplement
is hereby acknowledged as the date hereof.

BANK OF AMERICA, N.A., as the Agent


By:
    -----------------------------------------
Name:
      ---------------------------------------
Title:
       --------------------------------------

Bank of America Tower
Mailcode: TX9-329-11-01
515 Congress Avenue
Austin, Texas  78701-3503
Attn:  Wade Morgan

                                   SCHEDULE 1
                          TO LEASE SUPPLEMENT NO. ____

                      (Description of the Leased Property)

                                  SCHEDULE 1-A
                          TO LEASE SUPPLEMENT NO. ____

                                   (Equipment)

                                  SCHEDULE 1-B
                          TO LEASE SUPPLEMENT NO. ____

                                 (Improvements)

                                  SCHEDULE 1-C
                          TO LEASE SUPPLEMENT NO. ____

                                    [(LAND)/
                                 (GROUND LEASE)]

                                                          EXHIBIT B TO THE LEASE

                    [MODIFY OR SUBSTITUTE SHORT FORM LEASE AS
                      NECESSARY FOR LOCAL LAW REQUIREMENTS]

Recordation requested by:

Moore & Van Allen, PLLC




After recordation return to:

Moore & Van Allen, PLLC (WMA)
100 North Tryon Street, Floor 47
Charlotte, NC  28202-4003

                                        Space above this line for Recorder's use

--------------------------------------------------------------------------------
                          MEMORANDUM OF LEASE AGREEMENT
                                       AND
                           LEASE SUPPLEMENT NO. ____

         THIS MEMORANDUM OF LEASE AGREEMENT AND LEASE SUPPLEMENT NO. ___ ("Memorandum"), dated as of _____________, 200___, is by and between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Owner Trustee under the Lexi Trust 2000-1, with an office at 79 South Main Street, Salt Lake City, Utah 84111 (hereinafter referred to as "Lessor") and LEXICON GENETICS INCORPORATED, a Delaware corporation, with an office at 4000 Research Forest Drive, The Woodlands, Montgomery County, Texas, 77381 (hereinafter referred to as "Lessee").

                                   WITNESSETH:

         That for value received, Lessor and Lessee do hereby covenant, promise and agree as follows:

         1. DEMISED PREMISES AND DATE OF LEASE. Lessor has leased to Lessee, and Lessee has leased from Lessor, for the Term (as hereinafter defined), certain real property and other property located in ________________, which is described in the attached Schedule 1 (the "Property"), pursuant to the terms of a Lease Agreement between Lessor and Lessee dated as of October 19, 2000 (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time, "Lease") and a Lease Supplement No. _____ between Lessor and Lessee dated as of ______________ (the "Lease Supplement").

         The Lease and the Lease Supplement shall constitute a mortgage, deed of trust and security agreement and financing statement under the laws of the state in which the Property is situated. The maturity date of the obligations secured thereby shall be October 19, 2006, unless extended to not later than October 19, 2013.

         For purposes of provisions of the Lease and the Lease Supplement related to the creation and enforcement of the Lease and the Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are as set forth on the signature pages hereof. A carbon, photographic or other reproduction of this Memorandum or of any financing statement related to the Lease and the Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

         2. TERM, RENEWAL, EXTENSION AND PURCHASE OPTION. The term of the Lease for the Property ("Term") commenced as of [__________, 200__] and shall end as of [_________, 200__], unless the Term is extended or earlier terminated in accordance with the provisions of the Lease. The Lease contains provisions for renewal and extension. The tenant has a purchase option under the Lease.

         3.       TAX PAYER NUMBERS.

                  Lessor's tax payer number:  __________________.

                  Lessee's tax payer number:  __________________.

         4. MORTGAGE; POWER OF SALE. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee has granted, pursuant to the terms of the Lease and the Lease Supplement, a Lien against the Property WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Property.

         5. EFFECT OF MEMORANDUM. The purpose of this instrument is to give notice of the Lease and the Lease Supplement and their respective terms, covenants and conditions to the same extent as if the Lease and the Lease Supplement were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease or the Lease Supplement and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or the Lease Supplement or determine the intent of the parties under the Lease or the Lease Supplement.

         [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

                                    LESSOR:

                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee under the Lexi Trust 2000-1

                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    First Security Bank, National Association
                                    79 South Main Street
                                    Salt Lake City, Utah 84111
                                    Attn:    Val T. Orton
                                             Vice President



                                    LESSEE:

                                    LEXICON GENETICS INCORPORATED, as Lessee


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    4000 Research Forest Drive
                                    The Woodlands, Texas 77381
                                    Attn:  John M. Dodson

                                   SCHEDULE 1

                            (Description of Property)

                       [CONFORM TO STATE LAW REQUIREMENTS]


STATE OF _______________                             )
                                                     )        ss:
COUNTY OF ______________                             )

         The foregoing Memorandum of Lease Agreement and Lease Supplement No. _____ was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as
__________________ of FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Owner Trustee under the Lexi Trust 2000-1, on behalf of the Owner Trustee.

[Notarial Seal]
                                                     ---------------------------
                                                     Notary Public

My commission expires: ____________



STATE OF _______________                             )
                                                     )        ss:
COUNTY OF ______________                             )

         The foregoing Memorandum of Lease Agreement and Lease Supplement No. _____ was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as
__________________ of LEXICON GENETICS INCORPORATED, a Delaware corporation, on behalf of the corporation.

[Notarial Seal]
                                                     ---------------------------
                                                     Notary Public

My commission expires:____________

--------------------------------------------------------------------------------

                               SECURITY AGREEMENT


                          Dated as of October 19, 2000


                                     between


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                  as Owner Trustee under the Lexi Trust 2000-1,


                                       and


                             BANK OF AMERICA, N.A.,
                  as the Agent for the Lenders and the Holders



                          and accepted and agreed to by

                         LEXICON GENETICS INCORPORATED,
                        as Lessee and Construction Agent


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

        1. Definitions.......................................................................1
        2. Grant of Security Interest........................................................3
        3. Payment of Obligations............................................................5
        4. Other Covenants...................................................................5
        5. Default; Remedies.................................................................5
        6. Remedies Not Exclusive............................................................6
        7. Performance by the Agent of the Borrower's Obligations............................6
        8. Duty of the Agent.................................................................6
        9. Powers Coupled with an Interest...................................................7
        10.Execution of Financing Statements.................................................7
        11.Security Agreement Under Uniform Commercial Code..................................7
        12.Authority of the Agent............................................................8
        13.Notices...........................................................................8
        14.Severability......................................................................8
        15.Amendment in Writing; No Waivers; Cumulative Remedies.............................8
        16.Section Headings..................................................................9
        17.Successors and Assigns............................................................9
        18.The Borrower's Waiver of Rights...................................................9
        19.GOVERNING LAW.....................................................................9
        20.Obligations Are Without Recourse.................................................10
        21.Partial Release; Full Release....................................................10
        22.Miscellaneous....................................................................10
        23.Conflicts with Participation Agreement...........................................11
        24.LESSEE as a Party................................................................11

                               SECURITY AGREEMENT


        This SECURITY AGREEMENT, dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Security Agreement"), is made between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Owner Trustee under the Lexi Trust 2000-1 (the "Borrower"), and BANK OF AMERICA, N.A., a national banking association ("Bank"), as agent for (a) the Lenders (hereinafter defined) under the Credit Agreement dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Credit Agreement") by and among the Borrower, the lending institutions from time to time parties thereto (the "Lenders") and Bank as the agent for the Lenders and
(b) the holders of the certificates issued pursuant to the Trust Agreement dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Trust Agreement") among the holders from time to time parties thereto (the "Holders") and the Borrower, in its individual capacity thereunder and in its capacity as Owner Trustee thereunder. The Agent, the Lenders and the Holders, together with their successors and permitted assigns, are collectively referred to hereinafter as the "Secured Parties", Bank, in its capacity as agent for the Secured Parties is referred to hereinafter as the "Agent", and this Security Agreement is accepted and agreed to by LEXICON GENETICS INCORPORATED, a Delaware corporation.

                              Preliminary Statement

        Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower in an aggregate amount not to exceed the aggregate Commitments upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower under the Credit Agreement. Pursuant to the Trust Agreement, the Holders have agreed to purchase the ownership interests of the Trust created thereby in an aggregate amount not to exceed the aggregate Holder Commitments upon the terms and subject to the conditions set forth therein, to be evidenced by the Certificates issued by the Borrower under the Trust Agreement. The Borrower is, or shall be upon the date of the initial Advance with respect to each Property, the legal and beneficial owner of such Property (except the Borrower may have a ground leasehold interest in certain Properties pursuant to one or more Ground Leases).

        It is a condition, among others, to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement and the Holders to make their respective Holder Advances under the Trust Agreement that the Borrower shall have executed and delivered this Security Agreement to the Agent, for the benefit of the Secured Parties.

        NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make their respective Loans under the Credit Agreement and to induce the Holders to make their respective Holder Advances under the Trust Agreement, the Borrower hereby agrees with the Agent, for the benefit of the Secured Parties, as follows:

        1.      DEFINITIONS.

        (a) As used herein, the following terms shall have the following respective meanings:

                "Accounts" shall mean all "accounts," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower.

               "Chattel Paper" shall mean any and all "chattel paper," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, wherever located.

               "Collateral Account" shall mean, the securities collateral account (including without limitation the Cash Equivalents and other securities in such accounts) which is the subject of the Collateral Agreement and held with the Securities Intermediary as account number 873-758.

               "Collateral Agreement" shall mean the Assignment of Collateral Account dated on or about the Initial Closing Date executed by Lexicon Genetics Incorporated and agreed and accepted by Bank of America, N.A.

               "Documents" shall mean any and all "documents", as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, wherever located.

               "General Intangibles" shall mean any and all "general intangibles," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower.

               "Holders" shall have the meaning specified in the first paragraph of this Security Agreement.

               "Instruments" shall mean any and all "instruments", as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, wherever located.

               "Investment Property" shall mean any and all "investment property," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, wherever located.

               "Lenders" shall have the meaning specified in the first paragraph of this Security Agreement.

               "Lessee" shall mean Lexicon Genetics Incorporated, a Delaware corporation, its successors, permitted assigns and permitted transferees.

               "Obligations" shall mean any and all obligations now existing or hereafter arising under the Credit Agreement, the Notes, the Trust Agreement, the Certificates and/or any other Operative Agreement.

               "Proceeds" shall mean any and all "proceeds," as such term is defined in the Uniform Commercial Code, at any time received or acquired by the Borrower with respect to the Trust Property.

                (b) Capitalized terms used but not otherwise defined in this Security Agreement shall have the respective meanings specified in the Credit Agreement or Appendix A to the Participation Agreement dated as of October 19, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Lessee, the Borrower, the Holders, the Lenders and BANK OF AMERICA, N.A. as agent for the Lenders and, respecting the Security Documents, as the agent for the Secured Parties.

                (c) The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Agreement.

        2.      GRANT OF SECURITY INTEREST.

        To secure payment of all the amounts advanced under the Credit Agreement in connection with the Notes, all the amounts advanced or contributed under the Trust Agreement in connection with the Certificates and all other amounts now or hereafter owing to the Lenders, the Holders or the Agent thereunder or under any other Operative Agreement, THE BORROWER HEREBY CONVEYS, GRANTS, ASSIGNS, TRANSFERS, HYPOTHECATES, MORTGAGES AND SETS OVER TO THE AGENT FOR THE BENEFIT OF THE SECURED PARTIES, A FIRST PRIORITY SECURITY INTEREST IN AND LIEN ON THE TRUST ESTATE, WHETHER NOW EXISTING OR HEREAFTER ACQUIRED INCLUDING WITHOUT LIMITATION THE FOLLOWING:

                (a) all right, title and interest of the Borrower in and to the Operative Agreements now existing or hereafter acquired by the Borrower (including without limitation all rights to payment and indemnity rights of the Borrower under the Participation Agreement) (all of the foregoing in this paragraph (a) being referred to as the "Rights in Operative Agreements");

                (b) all right, title and interest of the Borrower in and to all of the Equipment;

                (c) all right, title and interest of the Borrower in and to all of the Fixtures;

                (d) all the estate, right, title, claim or demand whatsoever of the Borrower, in possession or expectancy, in and to each Property, Fixture or Equipment or any part thereof;

                (e) all right, title and interest of the Borrower in and to all substitutes, modifications and replacements of, and all additions, accessions and improvements to, the Fixtures and Equipment, subsequently acquired or leased by the Borrower or constructed, assembled or placed by the Borrower on any Property, immediately upon such acquisition, lease, construction, assembling or placement, and in each such case, without any further conveyance, assignment or other act by the Borrower;

                (f) all right, title and interest of the Borrower in, to and under books and records relating to or used in connection with the operation of one (1) or more Properties or any part thereof; all rights of the Borrower to the payment of money and all property; and all rights in and to any causes of action or choses in action now or hereafter existing in favor of the Borrower and all rights to any recoveries therefrom;

                (g) all right, title and interest of the Borrower in and to all unearned premiums under insurance policies now held or subsequently obtained by the Lessee relating to one or more Properties and the Borrower's interest in and to all proceeds of any insurance policies maintained by or for the benefit of the Borrower, including without limitation any right to collect and receive such proceeds; and all awards and other compensation, including without limitation the interest payable thereon and any right to collect and receive the same, made to the present or any subsequent owner of any Property for the taking by eminent domain, condemnation or otherwise, of all or any part of any Property or any easement or other right therein;

                (h)     all right, title and interest of the Borrower in and to
        (i) all consents, licenses, certificates and other governmental approvals relating to construction, completion, use or operation of any Property or any part thereof and (ii) all Plans and Specifications relating to any Property;

                (i) all right, title and interest of the Borrower in and to all Rent and all other rents, payments, purchase prices, receipts, revenues, issues and profits payable under the Lease or pursuant to any other lease with respect to any Property;

                (j) all right, title and interest of the Borrower in and to all Instruments and Documents;

                (k) all right, title and interest of the Borrower in and to all General Intangibles;

                (l) all right, title and interest of the Borrower in and to all Chattel Paper (including without limitation all rights under the Lease) and each Ground Lease;

                (m) all right, title and interest of the Borrower in and to all money, cash or cash equivalent and bank accounts;

                (n) all right, title and interest of the Borrower in and to all Accounts;

                (o) all right, title and interest of the Borrower in and to all proceeds of letters of credit issued in favor of the Borrower in connection with any Property;

                (p) all right, title and interest of the Borrower in and to all Proceeds, both cash and noncash, of any of the foregoing.

        (All of the foregoing property and rights and interests now owned or held or subsequently acquired by the Borrower and described in the foregoing clauses (a) through (p) are collectively referred to as the "Trust Property").

        TO HAVE AND TO HOLD the Trust Property and the rights and privileges hereby granted unto the Agent (for the benefit of the Secured Parties) its successors and assigns for the uses and purposes set forth, until all of the obligations owing to the Lenders, the Holders and the Agent under the Operative Agreements are paid in full; provided, that EXCLUDED from the Trust Property at all times and in all respects shall be all Excepted Payments.

        3.      PAYMENT OF OBLIGATIONS.

        The Borrower shall pay all Obligations in accordance with the terms of the Credit Agreement, the Notes, the Trust Agreement, the Certificates and the other Operative Agreements and perform each term to be performed by it under the Credit Agreement, the Notes, the Trust Agreement, the Certificates and the other Operative Agreements.

        4.      OTHER COVENANTS.

        At any time and from time to time, upon the written request of the Agent, and at the expense of the Borrower (with funds provided by the Lessee for such purpose), the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers granted by this Security Agreement.

        5.      DEFAULT; REMEDIES.

                (a) If a Credit Agreement Event of Default has occurred and is continuing:

                                (i)     the Agent, in addition to all other
                remedies available at law or in equity, shall have the right forthwith to enter upon any Trust Property (or any other place where any component of any Trust Property is located at such time) without charge, and take possession of all or any portion of the Trust Property, and to sell, re-let or otherwise dispossess itself of the Trust Property and receive the rents, issues and profits thereof, to make repairs and to apply said rentals and profits, after payment of all necessary or proper charges and expenses, on account of the amounts hereby secured (subject to the Excepted Payments); and

                                (ii) the Agent, shall, as a matter of right, be entitled to the appointment of a receiver for the Trust Property, and the Borrower hereby consents to such appointment and waives notice of any application therefor.

                (b) If a Credit Agreement Event of Default has occurred and is continuing, the Agent may proceed by an action at law, suit in equity or other appropriate proceeding, to protect and enforce its rights, whether for the foreclosure of the Lien of this Security Agreement, or for the specific performance of any agreement contained herein or for an injunction against the violation of any of the terms hereof. The proceeds of any sale of any of the Trust Property shall be applied pursuant to Section 8.7 of the Participation Agreement. In addition, the Agent may proceed under Section 11 hereof.

                (c) The Borrower hereby waives the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Trust Property or any portion thereof or interest therein.

        6.      REMEDIES NOT EXCLUSIVE.

        The Agent shall be entitled to enforce payment of the indebtedness and performance of the Obligations and to exercise all rights and powers under this Security Agreement or under any of the other Operative Agreements or other agreements or any laws now or hereafter in force, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, Lien, assignment or otherwise. Neither the acceptance of this Security Agreement nor its enforcement, shall prejudice or in any manner affect the Agent's right to realize upon or enforce any other security now or hereafter held by the Agent, it being agreed that the Agent shall be entitled to enforce this Security Agreement and any other security now or hereafter held by the Agent in such order and manner as the Agent may determine in its absolute discretion. No remedy conferred hereunder or under any other Operative Agreement upon or reserved to the Agent is intended to be exclusive of any other remedy herein or therein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Agreements to the Agent or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Agent. In no event shall the Agent, in the exercise of the remedies provided in this Security Agreement (including without limitation in connection with the assignment of Rents to the Agent, or the appointment of a receiver and the entry of such receiver onto all or any part of the Land), be deemed a "mortgagee in possession" or a "pledgee in possession", and the Agent shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

        7.      PERFORMANCE BY THE AGENT OF THE BORROWER'S OBLIGATIONS.

        If the Borrower fails to perform or comply with any of its agreements contained herein the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Agent incurred in connection with actions undertaken as provided in this Section 7, together with interest thereon at a rate per annum equal to the Overdue Rate, from the date of payment by the Agent to the date reimbursed by the Borrower, shall be payable by the Borrower (with funds provided by the Lessee for such purpose) to the Agent on demand and constitutes part of the Obligations secured hereby.

        8.      DUTY OF THE AGENT.

        The Agent's sole duty with respect to the custody, safekeeping and physical preservation of any Trust Property in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender, any Holder nor any of their respective directors, officers, employees, shareholders, partners or agents shall be liable for failure to demand, collect or realize upon any of the Trust Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Trust Property upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Trust Property or any part thereof.

        9.      POWERS COUPLED WITH AN INTEREST.

        All powers, authorizations and agencies contained in this Security Agreement are coupled with an interest and are irrevocable until this Security Agreement is terminated and the Liens created hereby are released.

        10.     EXECUTION OF FINANCING STATEMENTS.

        Pursuant to Section 9-402 of the Uniform Commercial Code, the Borrower authorizes the Agent at the expense of the Borrower (such amounts to be paid with funds provided by the Lessee for such purpose) to file financing statements with respect to the Trust Property under this Security Agreement without the signature of the Borrower in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Security Agreement. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. For purposes of such financing statement, the Borrower shall be deemed to be the debtor, and the Agent shall be deemed to be the secured party. The address of the Borrower is 79 South Main Street, Salt Lake City, Utah 84111, Attention: Val T. Orton, Vice President, and the address of the Agent is Bank of America, N.A., Bank of America Tower, Mailcode:
TX9-329-11-01, 515 Congress Avenue, Austin, Texas, 78701-3503, Attention: Wade Morgan.

        11.     SECURITY AGREEMENT UNDER UNIFORM COMMERCIAL CODE.

                (a) It is the intention of the parties hereto that this Security Agreement as it relates to matters of the grant, perfection and priority of security interests the subject hereof, shall constitute a security agreement within the meaning of the Uniform Commercial Code of the States in which the Trust Property is located. If a Credit Agreement Event of Default shall occur, then in addition to having any other right or remedy available at law or in equity, the Agent may proceed under the applicable Uniform Commercial Code and exercise such rights and remedies as may be provided to a secured party by such Uniform Commercial Code with respect to all or any portion of the Trust Property which is personal property (including without limitation taking possession of and selling such property). If the Agent shall elect to proceed under the Uniform Commercial Code, then fifteen (15) days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Agent shall include, but not be limited to, attorneys' fees and legal expenses. At the Agent's request, the Borrower shall assemble such personal property and make it available to the Agent at a place designated by the Agent which is reasonably convenient to both parties.

                (b) The Borrower, upon request by the Agent from time to time, shall execute, acknowledge and deliver to the Agent one or more separate security agreements, in form satisfactory to the Agent, covering all or any part of the Trust Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as the Agent may request in order to perfect, preserve, maintain, continue or extend the security interest under, and the priority of the Liens granted by, this Security Agreement and such security instrument. The Borrower further agrees to pay to the Agent (with funds provided by the Lessee for such purpose) on demand all costs and expenses incurred by the Agent in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements the Agent shall reasonably require. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of the Agent to proceed against any property encumbered by this Security Agreement.

        12.     AUTHORITY OF THE AGENT.

        The Borrower acknowledges that the rights and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall be governed by the Credit Agreement and Section 8.6 of the Participation Agreement and by such other agreements with respect thereto as may exist from time to time (until such time as all amounts due and owing to the Secured Parties and the Agent under the Operative Agreements have been paid in full), but the Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Borrower shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

        13.     NOTICES.

        All notices required or permitted to be given under this Security Agreement shall be in writing and delivered as provided in Section 12.2 of the Participation Agreement.

        14.     SEVERABILITY.

        Any provision of this Security Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

        15.     AMENDMENT IN WRITING; NO WAIVERS; CUMULATIVE REMEDIES.

                (a) None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the terms of Section 12.4 of the Participation Agreement.

                (b) No failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have on any future occasion.

                (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

        16.     SECTION HEADINGS.

        The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        17.     SUCCESSORS AND ASSIGNS.

        This Security Agreement shall be binding upon the successors of the Borrower, and the Borrower shall not assign any of its rights or obligations hereunder or with respect to any of the Trust Property without the prior written consent of the Agent. This Security Agreement shall inure to the benefit of the Agent, the Lenders, the Holders and their respective successors and assigns, in accordance with their respective interest herein.

        18.     THE BORROWER'S WAIVER OF RIGHTS.

        Except as otherwise set forth herein, to the fullest extent permitted by law, the Borrower waives the benefit of all laws now existing or that may subsequently be enacted providing for (a) any appraisement before sale of any portion of the Trust Property, (b) any extension of the time for the enforcement of the collection of the indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (c) exemption of any portion of the Trust Property from attachment, levy or sale under execution or exemption from civil process. Except as otherwise set forth herein, to the fullest extent the Borrower may do so, the Borrower agrees that the Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Security Agreement before exercising any other remedy granted hereunder and the Borrower, for the Borrower and its successors and assigns, and for any and all Persons ever claiming any interest in the Trust Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Obligations and marshalling in the event of foreclosure of the Liens hereby created.

        19.     GOVERNING LAW.

        EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 11(a) HEREOF, THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

        20.     OBLIGATIONS ARE WITHOUT RECOURSE.

The provisions of the Participation Agreement relating to limitations on liability are hereby incorporated by reference herein, Mutatis Mutandis.

        21.     PARTIAL RELEASE; FULL RELEASE.

        The Agent may release for such consideration as it may require any portion of the Trust Property without (as to the remainder of the Trust Property) in any way impairing or affecting the Lien, security interest and priority herein provided for the Agent compared to any other Lien holder or secured party. Further, the Agent shall execute and deliver to the Borrower such documents and instruments as may be required to release the Lien and security interest created by this Security Agreement with respect to the Properties as provided in Section 8.8 of the Participation Agreement or to grant the easements and permit the other matters provided for in Section 8.5 of the Participation Agreement.

        22.     MISCELLANEOUS.

                (a) This Security Agreement is one (1) of the documents which create Liens and security interests that secure payment and performance of the Obligations. The Agent, at its election, may commence or consolidate in a single action all proceedings to realize upon all such Liens and security interests. The Borrower hereby waives (i) any objections to the commencement or continuation of an action to foreclose the Lien of this Security Agreement or exercise of any other remedies hereunder based on any action being prosecuted or any judgment entered with respect to the Obligations or any Liens or security interests that secure payment and performance of the Obligations and (ii) any objections to the commencement of, continuation of, or entry of a judgment in any such other action based on any action or judgment connected to this Security Agreement. In case of a foreclosure sale, the Trust Property may be sold, at the Agent's election, in one parcel or in more than one parcel and the Agent is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Trust Property to be held.

                (b) This Security Agreement may not be amended, waived, discharged or terminated except in accordance with Section 12.4 of the Participation Agreement. Upon the prior written consent of the Majority Secured Parties and unless such matter is a Unanimous Vote Matter, the Agent may release any portion of the Trust Property or any other security, and grant such extensions and indulgences in relation to the Obligations secured hereby without in any manner affecting the priority of the Lien hereof on any part of the Trust Property.

                (c) THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

        23.     CONFLICTS WITH PARTICIPATION AGREEMENT.

        Notwithstanding any other provision hereof, in the event of any conflict between the terms of this Security Agreement and the Participation Agreement, the terms of the Participation Agreement shall govern.

        24.     LESSEE AS A PARTY.

        LESSEE HAS EXECUTED THIS SECURITY AGREEMENT FOR THE PURPOSE OF SUBJECTING TO THE SECURITY INTERESTS GRANTED HEREUNDER ALL OF ITS RIGHT, TITLE, ESTATE AND INTEREST, IF ANY, IN AND TO THE TRUST PROPERTY TO SECURE ITS OBLIGATIONS UNDER THE OPERATIVE AGREEMENTS. ACCORDINGLY, LESSEE HEREBY GRANTS TO THE AGENT (FOR THE BENEFIT OF THE SECURED PARTIES) A SECURITY INTEREST IN AND TO ALL OF ITS RIGHT, TITLE, ESTATE AND INTEREST, IF ANY, IN AND TO THE TRUST PROPERTY (TO THE EXTENT LESSEE HAS ANY RIGHT, TITLE OR INTEREST THEREIN AND WITHOUT REGARD TO ANY LANGUAGE IN SECTION 2 OR THE DEFINITION OF "TRUST PROPERTY" OR ANY DEFINITION OF ANY ITEM CONSTITUTING THE TRUST PROPERTY WHICH OTHERWISE WOULD LIMIT THE TRUST PROPERTY TO THE RIGHT, TITLE AND INTEREST OF THE BORROWER THEREIN) TO SECURE ITS OBLIGATIONS UNDER THE OPERATIVE AGREEMENTS. LESSEE ACKNOWLEDGES AND AGREES THAT, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE AGENT SHALL HAVE THE RIGHT TO EXERCISE ANY OR ALL OF ITS REMEDIES HEREUNDER AS AGAINST ANY SUCH RIGHT, TITLE, ESTATE OR INTEREST OF LESSEE IN OR TO THE TRUST PROPERTY.



                                   [signature page follows]

        IN WITNESS WHEREOF, each of the undersigned has caused the Security Agreement to be duly executed and delivered as of the date first above written.


                              FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee under the Lexi Trust 2000-1


                              By:    /s/ C. Scott Nielsen
                                     ------------------------------------
                              Name:      C. Scott Nielsen
                                     ------------------------------------
                              Title:     Vice President
                                     ------------------------------------



                              BANK OF AMERICA, N.A., as the Agent for the
                              Lenders and the Holders



                              By:    /s/ Wade Morgan
                                     ------------------------------------
                              Name:      Wade Morgan
                                     ------------------------------------
                              Title:     Vice President
                                     ------------------------------------




Accepted and Agreed to:

LEXICON GENETICS INCORPORATED, as Lessee


By:    /s/ Julia P. Gregory
       ------------------------------------
Name:      Julia P. Gregory
       ------------------------------------
Title:     EVP & CFO
       ------------------------------------

                        ASSIGNMENT OF COLLATERAL ACCOUNT
                             AND SECURITY AGREEMENT


        THIS ASSIGNMENT OF COLLATERAL ACCOUNT AND SECURITY AGREEMENT (as amended, modified, supplemented, restated and/or replaced from time to time, this "Assignment") is made as of October 19, 2000, by LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Pledgor"), to BANK OF AMERICA, N.A., a national banking association ("Bank") as agent for the Lenders and, respecting the Security Documents, as agent for the Secured Parties (Bank, in such capacity, may be referred to herein as the "Agent").

                                    RECITALS

        1. The Pledgor is a party to the Participation Agreement dated as of October 19, 2000 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among Pledgor, as Lessee and Construction Agent, First Security Bank, National Association, in its capacity as Owner Trustee under the Lexi Trust 2000-1 (the "Owner Trustee"), the various banks and other lending institutions which are parties thereto, as lenders (the "Lenders"), the various banks and other lending institutions which are parties thereto, as holders (the "Holders") and the Agent. Capitalized terms used herein but not otherwise defined shall have the meanings provided in Appendix A the Participation Agreement.

        2. A synthetic lease financing facility has been extended in favor of the Pledgor pursuant to the Participation Agreement and the other Operative Agreements.

        3. The Pledgor shall from time to time make deposits of Account Collateral (as hereinafter defined) into the Collateral Account as required by the terms of the Participation Agreement.

        4. The Pledgor shall from time to time purchase certificates of deposit of Bank of America, N.A., pursuant to the terms of the Participation Agreement, which certificates of deposit shall be pledged to the Agent as CD Collateral (as hereinafter defined) pursuant to the terms of this Assignment.

        5. The Financing Parties have required Pledgor, and the Pledgor has agreed, to execute this Assignment in favor of the Agent with respect to the Account Collateral, the CD Collateral and the deposits of Account Collateral by the Pledgor into the Collateral Account, and to comply with the other requirements of this Assignment.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                  Creation and Perfection of Security Interests

        Section 1.1 Creation of Security Interest. To secure the prompt payment and performance in full when and as due, whether by lapse of time or otherwise, of the obligations of the Pledgor and the Owner Trustee under the Operative Agreements (the "Secured Obligations"), the Pledgor hereby assigns, mortgages, conveys, pledges, hypothecates and delivers to the Agent, for the benefit of the Secured Parties, and hereby grants to the Agent, for the benefit of the Secured Parties, a security interest in, all right, title and interest of the Pledgor in and to:

                (a) Account number 873-758 maintained by the Securities Intermediary in the name of Pledgor or for the benefit of Pledgor, and all successor and replacement accounts, regardless of the numbers of such accounts or the offices at which such accounts are maintained and all rights of Pledgor in connection with the Account, and all property of every kind and character, including all financial assets and securities entitlements from time to time carried in, credited to or held by the Securities Intermediary, in the Collateral Account, including, without limitation, all United States Treasury Bills, all shares of stock or other equity interests (whether certificated or uncertificated), all instruments, all general intangibles, and all other investments or property of any sort now or hereafter carried in, credited to or held by the Securities Intermediary in the Account (collectively, any or all of the foregoing may be referred to herein as the "Account" or the "Collateral Account");

                (b) All U.S. dollar denominated, non-negotiable certificates of deposit issued by Bank of America, N.A., now owned or hereafter acquired (the "CDs");

                (c) All rollovers, renewals or reinvestments of any of the foregoing property;

                (d) All rights to interest, interest payments, dividends, rights under hedge or derivative transactions, equity swaps, caps, floors or collars, new securities or other property which Pledgor is or may hereafter become entitled to receive on account of or related to any of the foregoing property; and

                (e) The proceeds (including, without limitation, insurance proceeds from the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company), increase and products of any of the foregoing or replacements thereof or substitutions therefor (the Account, all rights and property described in the foregoing subsections (c) and (d) with respect thereto and the proceeds thereof being hereinafter referred to as the "Account Collateral" and the CDs, all rights and property described in the foregoing subsections (c) and (d) with respect thereto and the proceeds thereof being hereinafter referred to as the "CD Collateral" and, together with the Account Collateral, the "Securities Collateral");

provided, that (i) prior to the Construction Period Termination Date and subject to Section 5.16 of the Participation Agreement, the CD Collateral shall only secure the prompt payment and performance in full when and as due, whether by lapse of time or otherwise, of the Secured Obligations regarding Properties for which the Rent Commencement Date has occurred at such time and (ii) on and after the Construction Period Termination Date, the CD Collateral shall secure the prompt payment and performance of all of the Secured Obligations.

        Section 1.2     The Pledgor:

                (a) shall, immediately upon receipt thereof, deliver to the Agent any certificate, receipt, written confirmation of book entry or other writing evidencing any CD or other CD Collateral received by the Pledgor from Bank of America, N.A.;

                (b) acknowledges and agrees that, in order to perfect the security interest of the Agent in the CDs and the other CD Collateral, the Agent may request Bank of America, N.A., and the Pledgor hereby authorizes Bank of America, N.A., to place a restriction on withdrawals, "stop order", "hold" or other restriction on the accounts, books and/or records of Bank of America, N.A. in which the CDs and the other CD Collateral are recorded; and

                (c) shall execute and deliver to the Agent concurrently with the execution of this Assignment, and at any time or times hereafter at the request of Agent, all assignments, conveyances, assignment statements, financing statements, renewal financing statements, security agreements, affidavits, notices and all other agreements, instruments and documents, and all continuations and amendments of the same, that the Agent may reasonably request, and will execute all necessary endorsements and take all other actions necessary in order to perfect and maintain the security interests and liens granted herein by the Pledgor to the Agent and in order to fully consummate all of the transactions contemplated herein and under the Operative Agreements. In furtherance of the foregoing, the Pledgor hereby appoints the Agent as its attorney-in-fact for the purpose of making any of the foregoing endorsements, executing any such financing statements, documents and agreements and taking any such other actions. The foregoing power of attorney is a power coupled with an interest and shall be irrevocable until payment in full of the Secured Obligations.

                                   ARTICLE II

                         Priority of Security Interests

        Section 2.1 The Pledgor warrants and represents that the pledge and security interest created in Section 1.1 hereof is a first-priority security interest in favor of the Agent, for the benefit of the Secured Parties, and shall constitute at all times a valid and perfected security interest in and upon all of the Securities Collateral and that said security interest in the Securities Collateral shall not become subordinate or junior to the security interests, liens or claims of any other person, firm or corporation, including without limitation the United States or any department, agency or instrumentality thereof, or any state, county or local governmental agency. The Pledgor shall not (without the prior written approval of the Agent) grant a security interest in or permit a lien or encumbrance upon the Securities Collateral to anyone except the Agent as long as all or any portion of the Secured Obligations remain unsatisfied.

                                   ARTICLE III

                              Default and Remedies

        Section 3.1 Default. An event of default shall exist under the terms of this Assignment upon the occurrence of an Event of Default, other than a Credit Agreement Event of Default (except for any Credit Agreement Event of Default relating directly to the Lessee and/or its obligations pursuant to the Operative Agreements) (each such occurrence may be referred to herein as a "Collateral Agreement Event of Default").

        Section 3.2 Remedies Generally. It is the intention of the parties hereto that this Assignment as it relates to matters of the grant, perfection and priority of security interests the subject hereof, and the rights and remedies of the Agent with respect thereto, shall constitute a security agreement within the meaning of the Uniform Commercial Code as in effect in the State of Texas (the "UCC"). In respect of the Securities Collateral generally, upon the occurrence of a Collateral Agreement Event of Default and during the continuation thereof, the Agent, for and on behalf of the Secured Parties, shall have all of the following rights and remedies, all of which shall be cumulative to the extent permitted by law:

                (a) the right, immediately and without further action by the Agent, to set off against the outstanding Secured Obligations (i) all amounts in the Account and (ii) all amounts represented by the CDs;

                (b) all the rights and remedies contained in this Assignment, the Operative Agreements or otherwise available at law or in equity;

                (c) all the rights and remedies of a secured party under the UCC; and

                (d) the right to proceed by an action at law, suit in equity or other appropriate proceeding, to protect and enforce its rights, whether for the foreclosure of the security interest granted herein against the Securities Collateral, or for the specific performance of any agreement contained herein or for an injunction against the violation of any of the terms hereof.

        The Pledgor hereby waives the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale or other disposition of the Securities Collateral or any portion thereof or interest therein.

        Section 3.3 Sale of Securities Collateral. Upon the occurrence of a Collateral Agreement Event of Default, and during the continuation thereof, the Agent, for and on behalf of the Secured Parties, shall have the right, in addition to any other right or remedy under this Assignment, at law or in equity, upon proper notice provided in accordance with the UCC, forthwith to sell, transfer or otherwise dispose of any of the Securities Collateral, to receive the proceeds from such disposition, and to apply said proceeds, after payment of all necessary or proper charges and expenses, on account of the Secured Obligations. If the Agent shall elect to proceed to a sale of any of the Securities Collateral under the UCC, then fifteen (15) days' notice of the date of any public sale or the date after which any private sale of such Securities Collateral shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Agent shall include, but not be limited to, attorneys' fees and legal expenses.

        Section 3.4 Deficiency. The proceeds of any sale or other disposition of any of the Securities Collateral shall be applied pursuant to
Section 8.7 of the Participation Agreement. In the event that the proceeds of any sale or collection of, set-off against, realization upon or other disposition of any Securities Collateral are insufficient to pay all of the Secured Obligations, Pledgor shall be liable for the deficiency, together with interest thereon. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

        Section 3.5 Attorney Costs. If at any time or times hereafter the Agent employs counsel to prepare or consider waivers or consents or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding related to this Assignment or the other Operative Agreements, or relating to any Securities Collateral, or to protect, take possession of, or liquidate any Securities Collateral, to attempt to enforce any Lien in any Securities Collateral, to enforce any rights of the Agent, or to collect upon any deficiency with respect thereto, then in any of such events, all of the reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto, shall become a part of the Secured Obligations secured by the Securities Collateral and payable on demand.

        Section 3.6 No Waiver. The Agent's failure at any time or times hereafter to require strict performance by the Pledgor of any of the provisions, warranties, terms and conditions contained in this Assignment shall not waive, affect or diminish any right of the Agent at any time or times thereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Assignment. Exercise by the Agent of any of the remedies contained herein shall not limit or affect any other remedies available to the Agent.

                                   ARTICLE IV

               Access to Account/Release of Securities Collateral

        Section 4.1 Although the Account and the CDs will be maintained in the name of the Pledgor, the Pledgor shall not have access to the funds and other Securities Collateral in the Account or to the CDs, and the Agent shall have exclusive control and authority over such Securities Collateral except as expressly provided in the Operative Agreements.

                                    ARTICLE V

           Investment Parameters for Securities Collateral in Account

        The Agent shall consult from time to time with the Pledgor regarding the investment of all amounts in the Account and shall invest such amounts as Pledgor or its designated representatives may request in writing from time to time; provided, that all such amounts shall be invested at all times in Cash Equivalents. In addition, so long as no Collateral Agreement Event of Default shall have occurred and be continuing, no securities or other investment held in the Account will be sold or otherwise disposed of without the prior written approval of Pledgor.

                                   ARTICLE VI

                                 Miscellaneous

        Section 6.1 This Assignment shall be governed by and construed in accordance with the laws of the State of Texas.

        Section 6.2 Any notice, request or other communication required or permitted to be given under this Assignment shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth on the signature pages attached hereto. Any party may change its contact information by providing such information in writing to each other party to this Assignment.

        Section 6.3 This Assignment shall be binding upon and inure to the benefit of the Pledgor, the Agent and their respective successors and assigns permitted in accordance with the provisions of this Assignment and the other Operative Agreements.

        Section 6.4 This Assignment may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Assignment to produce or account for more than one such counterpart.

        Section 6.5 If any provision of this Assignment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions hereof shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provision.

        Section 6.6 Notwithstanding any provision to the contrary contained herein or in any of the other Operative Agreements, the Agent may only apply proceeds realized from its security interest in the Securities Collateral to satisfy the Secured Obligations.


                  [remainder of page intentionally left blank]

        The Pledgor has caused a counterpart of this Assignment to be duly executed and delivered as of the date first above written.


                                            LEXICON GENETICS INCORPORATED,
                                            as the Pledgor


                                            By:    /s/ Julia P. Gregory
                                                   -----------------------
                                            Name:      Julia P. Gregory
                                                   -----------------------
                                            Title:     EVP & CFO
                                                   -----------------------


                                            Address:
                                            Lexicon Genetics Incorporated
                                            4000 Research Forest Drive
                                            The Woodlands, Texas  77381
                                            Attention:    John M. Dodson
                                            Telephone:    (281) 364-3222
                                            Facsimile:    (281) 414-9125


Accepted and agreed as of the date first above written.

BANK OF AMERICA, N.A.,
as the Agent


By:    /s/ Wade Morgan
       ------------------------------------
Name:      Wade Morgan
       ------------------------------------
Title:     Vice President
       ------------------------------------

Address:
Bank of America, N.A.
Bank of America Tower
Mailcode:  TX9-329-11-01
515 Congress Avenue
Austin, Texas  78701-3503
Attention:     Wade Morgan
Telephone:     (512) 397-2241
Facsimile:     (512) 397-2052

                                CONTROL AGREEMENT


        THIS CONTROL AGREEMENT (this "Agreement") is dated as of October 19, 2000 and is by and among BANK OF AMERICA, N.A., in its capacity as agent (in such capacity, the "Agent") for the benefit of the financial institutions identified as "Secured Parties" (the "Secured Parties") in the Assignment (as defined below), LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Lessee") and BANK OF AMERICA, N.A., in its capacity as Securities Intermediary with respect to the Collateral Account (in such capacity, the "Securities Intermediary").


                                 R E C I T A L S

        WHEREAS, the Lessee has granted a security interest to the Agent, for the benefit of the Secured Parties, in a certain account, bearing account number 873-758 (the "Collateral Account") maintained by the Lessee with the Securities Intermediary pursuant to that certain Assignment of Collateral Account and Security Agreement dated as of the date hereof (the "Assignment").

        WHEREAS, the parties hereto are entering into this Agreement to provide for the control of the Collateral Account and to perfect the security interest of Agent in the Collateral Account.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                A G R E E M E N T

        SECTION 1. The Account. The Securities Intermediary hereby represents and warrants to the Agent, and acknowledges and agrees, that (a) the Collateral Account has been established in the name of the Lessee as recited above and bears account number 873-758 and (b) except for the claims and interest of the Agent and the Lessee in the Collateral Account, the Securities Intermediary does not know of any claim to or interest in the Collateral Account. The Securities Intermediary further agrees that (i) the Collateral Account is and shall be maintained by the Securities Intermediary as a "securities account" (within the meaning of Section 8.501 of the Uniform Commercial Code of the State of Texas (the "UCC")), (ii) the Securities Intermediary's "jurisdiction" (within the meaning of Chapter 8 of the UCC) is the State of Texas, (iii) all property in the Collateral Account will be treated by the Securities Intermediary as "financial assets" (as defined in Section 8.102(a)(9) of the UCC), (iv) except as a result of computer system or accounting changes affecting accounts of the Securities Intermediary generally (in which case, the Securities Intermediary shall provide prompt notice of such change to the Agent), the Securities Intermediary shall not change the name or account number of the Collateral Account without the prior written consent of the Agent and at least five Business Days prior notice to the Lessee and the Agent, and shall not change the entitlement holder thereof and (v) the Securities Intermediary shall act as a "securities intermediary" (within the meaning of Section 8.102(a)(14) of the UCC) in maintaining the Collateral Account and shall credit to the Collateral Account each financial asset that is delivered to it by the Agent with a certification that such asset is to be held in or credited to the Collateral Account pursuant to the Assignment; provided that all such financial assets shall be of a type eligible to be held by a Federal Reserve Bank and/or the Depository Trust Company. Further, all terms used in this Agreement shall be construed in accordance and consistent with the UCC. For the purposes hereof, "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in North Carolina, Utah or Texas are authorized or required by law to close.

        SECTION 2. Priority of Lien. The Securities Intermediary hereby acknowledges the security interest granted to the Agent, for benefit of the Secured Parties, by the Lessee in the Collateral Account. The Securities Intermediary hereby waives and releases all liens, encumbrances, claims and rights of setoff it may have or hereafter acquire against the Collateral Account or any financial asset carried in the Collateral Account and agrees that it will not assert any lien, encumbrance, claim or right against the Collateral Account or any financial asset carried in the Collateral Account except for any lien, claim, encumbrance, or right against the Collateral Account or any financial asset carried in the Collateral Account resulting from transactions in the Collateral Account (including payment of

Securities Intermediary's customary fees and commissions). Without the prior written consent of the Agent and the Lessee, the Securities Intermediary will not execute and deliver, or otherwise become bound by, any agreement during the term of this Agreement under which the Securities Intermediary agrees with any third party that the Securities Intermediary will comply with entitlement orders concerning the Collateral Account originated by such third party.

        SECTION 3. Control. The Securities Intermediary will comply with entitlement orders originated by the Agent concerning the Collateral Account without further consent by the Lessee; provided, however, that any entitlement order from the Agent to pay, deliver over, or transfer to the Agent any or all financial assets in the Collateral Account may only be submitted after or together with delivery by the Agent of a written certification to the Securities Intermediary that an Event of Default has occurred and is continuing; the Securities Intermediary may rely on such certification and shall have no obligation to verify the any statement contained therein. For the purposes hereof, "Event of Default" shall have the meaning ascribed to such term in the Assignment. All entitlement orders from the Agent must be in writing on bank letterhead signed by an authorized officer of Agent. For purposes of this Agreement, "authorized officer of Agent" shall refer in the singular to any person holding the title of Assistant Vice President or higher. Except as permitted by Section 4 hereof, the Securities Intermediary shall neither accept nor comply with any entitlement order from the Lessee withdrawing or making a free delivery of any financial assets from the Collateral Account nor deliver any such financial assets to the Lessee without the specific prior written consent of the Agent. Notwithstanding the foregoing and subject to the provisions of the next succeeding sentence, Securities Intermediary may comply with (a) oral or written purchase orders from the Lessee and (b) oral or written entitlement orders from Lessee to sell financial assets in the Collateral Account so long as the proceeds thereof are reinvested in financial assets held in the Collateral Account. After such time when Agent delivers a written notice to Securities Intermediary that it is exercising exclusive control over the Collateral Account ("Exclusive Control Notice"), Securities Intermediary shall cease complying with entitlement orders from Lessee within three Business Days of receipt of such Exclusive Control Notice. An Exclusive Control Notice shall designate the account, person or other location to which the financial assets in the Collateral Account, or cash dividends or interest in connection therewith, shall thereafter be delivered.

        SECTION 4. Payment of Interest and Dividends to Lessee. Agent agrees that Securities Intermediary is authorized pay to Lessee any interest, interest equivalent or dividends received by Securities Intermediary with respect to any financial asset in the Collateral Account until three Business Days following receipt by the Securities Intermediary of an Exclusive Control Notice. Agent further agrees that for any non-interest bearing financial asset held in the Collateral Account "interest equivalent" shall mean the amount of any discount earned on such asset at the maturity date of such asset.

        SECTION 5. Statements, Confirmations and Notices of Adverse Claims. The Securities Intermediary will send copies of all statements and confirmations concerning the Collateral Account to the Agent at the address therefor set forth on the signature pages hereto. Upon receipt of written notice of any lien, encumbrance or adverse claim against the Collateral Account, the Securities Intermediary will promptly notify the Agent thereof in writing. Agent shall promptly deliver copies of such statements, confirmations and notices to the Lessee, except where such delivery would conflict with the terms of the Assignment.

        SECTION 6. Limited Responsibility of Securities Intermediary. The Securities Intermediary shall have no responsibility or liability to the Agent or the Lessee with respect to the value of the Collateral Account or any property held therein. The Securities Intermediary shall have no duty to investigate or make any determination as to whether a default or an event of default exists under any agreement between the Lessee and the Agent with respect to the Collateral Account. This Agreement does not create any obligation or duty of the Securities Intermediary other than those expressly set forth herein.

        SECTION 7. Release from Liability. Except for any liability arising from the gross negligence or willful misconduct of the Securities Intermediary, Lessee and Agent each agree to release Securities Intermediary and its directors, officers, and employees from and against any and all liability in any way related to or arising out of or in connection with this Agreement, including without limitation any liability that may result from Securities Intermediary complying with entitlement orders from the Agent without the consent of Lessee.

        SECTION 8. Conflict. In the event of a conflict between this Agreement and any other agreement between the Securities Intermediary and the Lessee, the terms of this Agreement shall prevail. Regardless of any provision in any such agreement relating to the law governing the Collateral Account, the parties hereto agree that the establishment and maintenance of the Collateral Account, and all interests, duties and obligations with respect thereto, shall be governed by the law of the State of Texas.

        SECTION 9. Termination. The obligations of the Securities Intermediary hereunder shall continue in effect until (a) the Agent has notified the Securities Intermediary in writing that this Agreement is to be terminated or
(b) the Securities Intermediary has given the Agent and the Lessee at least 30 Business Days' prior written notice that the Securities Intermediary will no longer be in the business of managing securities accounts and is thus terminating this Agreement.

        SECTION 10. ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES REGARDING THE SUBJECT MATTER HEREOF.

        SECTION 11. Amendments. No amendment, modification or (except as otherwise specified in Section 9 above) termination of this Agreement, nor any assignment of any rights hereunder, shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

        SECTION 12. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, and the application of such terms or provisions to persons or circumstances, other than that which is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

        SECTION 13. Notices. Except as otherwise permitted in Section 3, any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth on the signature pages attached hereto; provided that the Securities Intermediary may deliver any such documents via regular United States mail in accordance with its established policies. Any party may change its contact information by providing such information in writing to each other party to this Agreement.

        SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

        SECTION 15. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.


                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized officer of each of the parties set forth below.

                                    LEXICON GENETICS INCORPORATED, as Lessee

                                    By:    /s/ Julia P. Gregory
                                           ------------------------------------
                                    Name:      Julia P. Gregory
                                           ------------------------------------
                                    Title:     EVP & CFO
                                           ------------------------------------

                                    Address:

                                    Lexicon Genetics Incorporated
                                    4000 Research Forest Drive
                                    The Woodlands, Texas  77381
                                    Attention:    John M. Dodson
                                    Telephone:    (281) 364-3222
                                    Facsimile:    (281) 414-9125

                              BANK OF AMERICA, N.A., as Agent

                              By:    /s/ Wade Morgan
                                     ------------------------------------
                              Name:      Wade Morgan
                                     ------------------------------------
                              Title:     Vice President
                                     ------------------------------------

                              Address:

                              Bank of America, N.A.
                              Bank of America Tower
                              Mailcode:  TX9-329-11-01
                              515 Congress Avenue
                              Austin, Texas  78701-3503
                              Attention:    Wade Morgan
                              Telephone:    (512) 397-2241
                              Facsimile:    (512) 397-2052


                              BANK OF AMERICA, N.A., as Securities Intermediary

                              By:    /s/ Elissa Parsons
                                     ------------------------------------
                              Name:      Elissa Parsons
                                     ------------------------------------
                              Title:     Vice President
                                     ------------------------------------

                              Address:

                              Bank of America, N.A.
                              Bank of America Plaza
                              Mailcode:  TX1-492-6305
                              901 Main Street
                              Dallas, Texas  75202-3714
                              Attention:    Mark S. Tranchina
                              Telephone:    (214) 209-2816
                              Facsimile:    (214) 209-2067

                              Bank of America, N.A.
                              NC1-004-03-42
                              200 North College Street
                              Charlotte, North Carolina 28202
                              Attention:    Kathryn Armet
                              Telephone:    (704) 387-1172
                              Facsimile:    (704) 386-6544